    MERRILL LYNCH VARIABLE
    SERIES FUNDS, INC.

INVESTMENT PORTFOLIOS
AVAILABLE WITH THE MERRILL
LYNCH FUNDS RETIREMENT
PLUS VARIABLE ANNUITY:

-American Balanced Fund
-Basic Value Focus Fund
-Developing Capital Markets Focus Fund
-Domestic Money Market Fund
-Equity Growth Fund
-Flexible Strategy Fund
-Global Strategy Focus Fund
-Global Utility Focus Fund
-High Current Income Fund
-Intermediate Government Bond Fund
-International Bond Fund
-International Equity Focus Fund
-Natural Resources Focus Fund
-Prime Bond Fund
-Quality Equity Fund
-Reserve Assets Fund
-World Income Focus Fund
INVESTMENT PORTFOLIOS
AVAILABLE WITH THE PORTFOLIO
PLUS VARIABLE ANNUITY:

-American Balanced Fund
-Equity Growth Fund
-Flexible Strategy Fund
-High Current Income Fund
-Natural Resources Focus Fund
-Prime Bond Fund
-Quality Equity Fund
-Reserve Assets Fund

INVESTMENT PORTFOLIOS
AVAILABLE WITH THE MERRILL
LYNCH FUNDS INVESTOR LIFE,
INVESTOR LIFE PLUS AND
ESTATE INVESTOR I & II
VARIABLE LIFE INSURANCE
POLICIES:

-Basic Value Focus Fund
-Developing Capital Markets Focus Fund
-Global Utility Focus Fund
-International Bond Fund
-International Equity Focus Fund
-World Income Focus Fund




               Annual Report
               December 31, 1995

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
ANNUAL REPORT--DECEMBER 31, 1995

DEAR SHAREHOLDER:

 We are pleased to submit this annual report for Merrill Lynch Variable Series Funds, Inc. in which we summarize the investment performance of each of the Fund's portfolios and outline our views on the investment environment. Performance information for each portfolio in Merrill Lynch Variable Series Funds, Inc., excluding the Domestic Money Market Fund and Reserve Assets Fund, can be found in the graphs and tables on pages 13-26 of this report to shareholders.

THE ENVIRONMENT

 As 1995 drew to a close, the pace of US economic activity apparently slowed. There was strong evidence of a slowing economy by mid-year, a trend that was quickly reversed as gross domestic product growth rebounded to a 4.2% pace during the third calendar quarter of 1995. However, recent economic releases suggest that this rate of expansion has not been sustained.

 A number of key measures of economic growth indicate evidence of slowing momentum. Retail sales for November were soft, a trend that continued throughout the all-important holiday season, reflecting ongoing caution on the part of debt-burdened consumers. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. As labor costs continue to decelerate and commodity price pressures remain subdued, inflationary pressures continue to be well under control.

 These developments led the Federal Reserve Board to ease its monetary policy slightly at the December 19, 1995 Federal Open Market Committee meeting. However, the Clinton Administration and Congress have yet to reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the months ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.

AMERICAN BALANCED FUND

 The maintenance of a significant commitment in US Government obligations with a duration in excess of six years during most of 1995 was a positive contributor to the overall portfolio return. On the other hand, we maintained our US equity position at a level well below the maximum allowable 50%, as outlined in the Fund's prospectus, for most of the year. Given the exceptionally attractive returns on US stocks, the lower level of equity participation and the Fund's cash position provided negative influences on overall Fund performance.

 As of December 31, 1995, the asset allocation for American Balanced Fund was:
US bonds, 47% of net assets; US stocks, 36%; and cash reserves, 17%. The US bond position was unchanged at year-end relative to its position during most of 1995. The maintenance of an average duration in excess of six years reflected an optimistic assessment of prospects for US bonds during 1995. We believe that the bond market rally, which commenced late in 1994, could be extended in 1996. Even if the Federal Reserve Board undertakes a further easing of monetary policy, US economic growth is unlikely to accelerate dramatically. In such an environment, US inflation is likely to remain at historically low levels.

 We increased the Fund's cash reserve position and reduced its equity representation during the last two months of 1995. This reduction of equity representation reflected a restructuring of holdings and a cautious view of the US equity market following the strong gains during much of 1995. The Fund currently has a significant weighting in areas which are expected to do well in a sluggish economic environment, including consumer staples, credit-sensitive and energy holdings. However, a possible further easing of monetary policy led us to maintain representation in "early cycle" equities in the consumer cyclical and basic industry sectors. We also maintain representation in capital spending through selected technology equities which appear reasonably valued, as well as the aerospace industry. Our current intention is to recommit the cash to US equities in the months ahead as opportunities present themselves.

BASIC VALUE FOCUS FUND

 As we began 1995, the Basic Value Focus Fund's absolute return far exceeded the historical norm for stocks and our own expectations. However, our strategy of investing a portion of the Fund's assets in small- capitalization value companies, a strategy that enabled us to outperform the broader averages in 1993 and 1994, hurt our overall performance as small cap companies significantly underperformed big multinational companies in 1995. Although we view many of the valuations for our small cap universe to be quite compelling and remain committed to our existing holdings, we should note a change in strategy we are implementing in response to growth in your Fund's assets. At inception, Basic Value Focus Fund had $2 million in assets, and it seemed appropriate to include all companies, regardless of market cap, in our screening universe of potential investments. By December 31, 1995, Fund assets grew to over $300 million, and it is no longer feasible to concentrate on smaller companies, given our desire to have between 40-60 stocks in the
                                                                               1
portfolio. We are likely to deemphasize small cap stocks during 1996.

 As the US economy began to slow in 1995, concerns over corporate earnings caused dramatic underperformance of cyclical stocks versus growth stocks. We used periods of weakness to add to our weighting in stocks more sensitive to changes in the economy, including ASARCO Inc., Eaton Corp., Ford Motor Co., General Motors Corp., International Paper Co., Olin Corp., USX-US Steel Group and WHX Corp. Although we realize the economy has slowed enough to cause uncertainity in the earnings of some of our holdings, valuations are quite attractive. We are overweighted in the credit cyclicals, basic industries, financials, consumer cyclicals and capital goods technology sectors. We believe the Federal Reserve Board will lower interest rates enough to avoid a recession, and investors will return to cyclical stocks once they are convinced that the health of the US economy is on better footing.

 After a broad surge for the better part of two years, technology stocks came under pressure in the second half of 1995, primarily in response to concerns of a slowdown in the personal computer industry. We used this period of weakness to increase our weighting in technology stocks to 15.8% of net assets from 9.8% for the period ended June 30, 1995. New positions included Computervision Corp., Exabyte Corp. and International Business Machines Corp., one of our largest commitments. Confusion over the long-term strategy of how IBM was going to grow its revenues and worries about potential future dilutive acquisitions led to a 25% decline in the price of IBM stock. At our average cost, IBM's stock was trading at 7.3 times our 1996 earnings estimate, a level we find compelling. We remain convinced that over time, new management will outline a long-term strategy which will ease investor concerns and help IBM resume its turnaround.

 Other new positions in the period included American Exploration Co., Bankers Trust New York Corp., Charming Shoppes, Inc., Comsat Corp., Darden Restaurants, Inc., Deere & Co., Klamath First Bancorp, Inc., MCI Communications Corp., Swift Energy Co., Tandem Computers, Inc., and Woolworth Corp. Woolworth has gone through a major repositioning in the past few years, focusing on expanding its higher-margin Foot Locker chain. Following a major management change last year, Woolworth should begin to benefit from a cost containment program, the disposition of underperforming stores and the use of its valuable real estate.

 Since our last report, we eliminated 18 positions. Of notable interest was our sale of Brooklyn Bancorp Inc., a New York savings and loan that was purchased by Republic New York Corp. Other stocks in which we took profits include Centex Corp., Federated Department Stores, Inc., KCS Energy Inc., Liz Claiborne Inc., PartnerRe Holdings Ltd., Philip Morris Cos. Inc., Sara Lee Corp., Valero Energy Corp., and Varco International, Inc. During this period we sold our long-term and unprofitable position in K mart Corp. Weak retail sales coupled with K mart's difficult challenge of competing with Wal-Mart Stores and Target have led to weak earnings at K mart. It is apparent that a much- needed financial restructuring will be done at the dilutive expense of the common equity shareholder.

 As 1996 begins, we continue to believe our overweighting in cyclicals will be rewarded as the Federal Reserve Board continues to ease interest rates in order to stimulate the economy. After the recent uptrend in the US stock market, we expect more modest gains in stocks in the coming year. We will continue to select only stocks that meet our strict valuation measures.

DEVELOPING CAPITAL MARKETS FOCUS FUND

 During the year ended December 31, 1995, the total return for Developing Capital Markets Focus Fund was -1.08%. The unmanaged Morgan Stanley Capital International EAFE Index increased 11.21% during this period.The Fund's performance benefited from its investments in South Korea and Brazil and its underweighting in Malaysia and Latin America. Detrimental to performance was the Fund's underweighting in South Africa. During the six-month period ended December 31, 1995, the total return for Developing Capital Markets Focus Fund was +1.75%. The Morgan Stanley Capital International EAFE Index increased 8.39% during this period.

 During the past year, we decreased the Fund's cash position from 26.8% of net assets to 21.2% and our fixed-income investments from 12.0% of net assets to 1.4%. One of our goals for 1996 is to continue reducing our cash position when appropriate. While we reduced our investments in emerging European and Latin American markets such as Portugal and Argentina, we increased equity investments in other regions, including the Pacific, Middle East and Africa.

 In the Pacific, purchases largely in Australia, Hong Kong, Malaysia and South Korea raised the Fund's allocation in this region from 28.4% of net assets to 38.1%. In Malaysia, where valuations declined to more reasonable levels, we bought Telekom Malaysia BHD, the dominant telecommunications utility. Prospects for the company should improve with the growing trend toward consolidation in the industry. In Hong Kong,
2
where stocks are likely to continue to benefit from falling global interest rates, we purchased shares of blue- chip companies such as banking multinational HSBC Holdings PLC and the conglomerate Cheung Kong (Holdings) Ltd. and added to property developer, Sun Hung Kai Properties Ltd. Of the Asian markets, Hong Kong benefited the most from the drop in US long- term bond yields and expectations of further interest rate cuts. In contrast, persistent worries over economic overheating negatively affected most of the Southeast Asian markets. The Malaysian budget released in October disappointed many investors who believed it would not sufficiently slow the economy. In Thailand, continued political uncertainty added to inflation and current account deficit concerns.

 The Fund's investments in Latin American equities decreased from 28.2% of net assets to 19.9%. Mexico's devaluation of the peso on December 20, 1994 sent shock waves throughout Latin America. The spillover effect in the other Latin American markets, which became known as the "tequila effect," was quick and widespread. While there were several rallies during the year, none has been sustained and confidence had not been fully restored in the Latin American equity markets by year end. Nonetheless, during this period of uncertainty, policies implemented have largely been favorable for investors. For example, in Brazil the Finance Ministry approved an initial rebalancing of telephone tariffs and the first inflation adjustment since the implementation of the Real Plan. This is positive for Telecomunicacoes Brasileiras S.A. (Telebras), the holding company for 27 telephone operating subsidiaries, because of its positive impact on earnings. The elimination of cross-subsidies between services and increased local and long-distance rates also could enhance prospects for a dramatic increase in net income for Telebras.

 The Fund initiated investments in Israel, where it currently has 2.9% of its net assets. The assassination of Prime Minister Yitzhak Rabin highlighted the disparity of views in Israel concerning the country's peace talks with neighbors, Palestine and Syria. Under the leadership of former Foreign Minister Shimon Peres, we believe these talks will continue and may even accelerate. We note also that the Tel Aviv stock exchange was resilient in the days following the assassination. This suggests that, in the opinion of investors, Middle East peace is not dependent on Mr. Rabin's efforts alone. We anticipate that the potential "peace dividend" has yet to be reflected in stock prices.

 The Fund's investments in South African equities increased from 2.8% of net assets to 9.9%. Among the Fund's investments is Kinross Mines Ltd., a gold mining company in South Africa. Among gold stocks, this stock's valuation is extremely attractive based on the company's market capitalization to gold production. Given our expectations of currency depreciation in the South African Rand, we believe exporters such as South African gold producers should benefit. With wage negotiations concluded, we expect the gold mines to post higher production levels. We believe the current environment will be more conducive to changes that could benefit these companies and their labor force. In fact, during a recent visit to some of the South African mines, we sensed a better tone in labor and management relationships. Both parties appear to agree that better cooperation and communication will lead to better productivity and higher gold production. We expect the valuation gap between South African mines (with gold reserves valued at $35 per ounce) and many Australian mines (valued at $85 per ounce) to narrow. This should result in an upward revaluation of South African gold mining stocks. We expect Kinross and other gold mining shares to benefit from this as well as from weakness in the South African currency.

DOMESTIC MONEY MARKET FUND

 For the six-month period ended December 31, 1995, the Domestic Money Market Fund's net annualized yield was 5.50%*. The Fund's 7-day yield as of December 31, 1995 was 5.28% (excluding gains and losses) and 5.28% (including gains and losses). The average portfolio maturity was 79 days at December 31, 1995 compared to 75 days at June 30, 1995.

 The Fund's composition at the end of December and as of our last report is detailed below:


ISSUE                                                 12/31/95   6/30/95

-------------------------------------------------------------------------

Commercial Paper. . . . . . . . . . . . . . . . . .     37.6%     37.2%

                                                     -------

Corporate Notes. . . . . . . . . . . . . . . . . .       7.8       3.7

----------------------------------------------------        --- ---------

Master Notes. . . . . . . . . . . . . . . . . . . .      1.0       1.0


Medium-Term Notes. . . . . . . . . . . . . . . . .       6.8       4.0

----------------------------------------------------        --- ---------

US Government Agency & Instrumentality Obligations--
 Discount. . . . . . . . . . . . . . . . . . . . .      12.4      14.7


US Government Agency & Instrumentality Obligations--
 Non-Discount. . . . . . . . . . . . . . . . . . .      35.5      34.8

----------------------------------------------------        --- ---------

Repurchase Agreements. . . . . . . . . . . . . . .        --       4.2


Other Assets Less Liabilities/Liabilities in Excess
of Other Assets. . . . . . . . . . . . . . . . . .      (1.1)      0.4

---------------------------------------------------- -------    ---------

Total. . . . . . . . . . . . . . . . . . . . . . .     100.0  %  100.0  %
                                                      ------     -----
                                                      ------     -----




EQUITY GROWTH FUND

 Emerging growth stocks lagged behind their large- cap peers in 1995, probably as a result of growing

-------
* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.
                                                                               3
investor perceptions that the US economy was slowing. These stocks were laggards through most of the first half of the year, as investors apparently felt that the interest rate increases of 1994 would adversely impact smaller companies to a greater degree than larger companies. The market finally began to reward small- cap issues starting in June 1995, significantly closing the differential between unmanaged large- and small- cap indexes by the end of August. During the balance of the year, larger-capitalized stocks were favored by investors by a significant margin, once again leaving small-cap stocks well behind.

 As a result of this market action, we are becoming more constructive on the small-cap area, and expect to reduce the portfolio's significant cash reserve position over the next several months. Looking ahead, we expect strong earnings momentum to continue in the emerging growth area. We anticipate that investors will increase their participation in this sector as the economy moves into a sustained period of little or no growth accompanied by low inflation and flat to lower interest rates. Earnings of emerging growth issues, such as those upon which this portfolio focuses, tend to grow relatively faster in such an environment. The prospect of a capital gains tax cut also focuses investor attention on this area, as capital gains become more attractive to investors than dividend returns. Strength in the US dollar also creates investor interest in the small-cap and growth areas since revenues of these companies tend to be less sensitive to currency fluctuations.

 During the year, the Fund's cash equivalent position ranged from 5% of net assets to 18%. We increased the technology sector to an intra-year high of 33% of net assets in July before gradually reducing it to 17% of the portfolio at year-end. While fundamentals appeared to be strong in this area, we reduced these holdings in response to concerns about prospects for further market value increases over the near term. Through the year the healthcare area became increasingly attractive as a result of strong earnings prospects and lagging performance in the recent past. Significant new healthcare commitments were in the areas of service providers (Health Management Associates, Inc., Health Care & Retirement Corp.), medical supplies (Uromed Corp. and Quest Medical, Inc.), drug development and testing (Ostex International, Inc. and Sano Corporation) and biotechnology (Centocor, Inc. and COR Therapeutics, Inc.).

 We held several issues which appreciated significantly during the year in response to merger proceedings. Among them were Cordis Corporation, taken over by Johnson & Johnson; Heart Technology, Inc., taken over by Boston Scientific Corporation; and Magma Copper Company, acquired by Broken Hill Proprietary Company Ltd. While the portfolio participated in a number of initial and secondary public offerings during the December quarter, these issues constituted only 3.4% of the Fund's market value at year end.

 The most significant contribution to performance (approximately +10.9%) in 1995 came from the technology sector. The healthcare sector ran a close second (+9.8%) followed by the industrial and consumer discretionary sectors, contributing +6.0% and +5.7%, respectively. Characteristics of the portfolio on December 31, 1995 included a median market capitalization of $498 million, with 29% of holdings (25 of 86) having a capitalization of over $1 billion and 28% (24 of 86) with a capitalization under $250 million.

 1995 was exceptional in terms of investment returns, and we do not expect a repeat performance in 1996. We have significant concerns about the economy and prospects for corporate earnings. Disappointments are possible given the stock market's recent strength and expected economic weakness, and we will seek to protect net asset value while purchasing and holding attractively valued equities. Further, our moderate economic outlook probably means a reduced initial and secondary offering calendar in 1996 as well as continued sector rotation within the markets. New commitments to the portfolio and additions to existing holdings will be made where appealing growth prospects are available at reasonable valuations. Target prices, and the disciplines utilized to measure them, are examined weekly and reevaluated whenever necessary. As for sectors, the portfolio is likely to maintain a significant percentage of its net assets (15%-30%) in both the technology and healthcare areas, as long as attractive opportunities present themselves. Reductions will be made selectively where individual issues have achieved their target prices or where sectors appear to be overvalued or unfavorably impacted by economic conditions. Our cash position will accordingly fluctuate somewhat as market conditions warrant and attractive purchase candidates present themselves.

FLEXIBLE STRATEGY PORTFOLIO

 The US equity sector, particularly the commitments in selected technology, financial services and healthcare stocks, was a positive contributor to overall performance. On the other hand, foreign equities as a whole provided returns that were significantly below those of the US market. US and foreign bonds also provided returns below US equities. However, the major factor in holding down the overall return was the cash position, given the large differential between the returns on US money market instruments and the US stock market during 1995. 4

 As of December 31, 1995, the asset allocation of Flexible Strategy Portfolio was: US equities, 29%; foreign equities, 6%; dollar-denominated government and corporate bonds, 13%; and cash reserves, 52%. In the bond sector, we liquidated commitments in Deutschemark- and lira-denominated bonds as well as commitments in Danish kroner bonds established in prior months. These sales reflected our belief that a rally in the US dollar versus these currencies could offset any yield pick-up over dollar-denominated bonds. On the other hand, we did not significantly change the US bond commitment. We expect the decline in intermediate-term and longer-term US interest rates, which commenced in late 1994, to continue during 1996.

 We significantly increased the cash reserve position of the Fund during the last two months of 1995, reflecting a restructuring and reduction of the commitments in US and foreign equities. We became increasingly cautious toward the US equity market following the strong gains during much of 1995. In the remaining US equity holdings, we retained commitments in the consumer staples area as well as credit-sensitive and energy areas, which we expect to do well in an environment of sluggish economic growth. In expectation of additional monetary easing by the Federal Reserve Board, we retained commitments in "early cycle" equities in the consumer cyclical and basic industry sectors. We reduced our position in technology equities and maintained representation in the aerospace industry. On balance, we are not uncomfortable with the large cash position over the near term. Our intention is to recommit the cash primarily to US and foreign equities in the months ahead as opportunities present themselves.

GLOBAL STRATEGY FOCUS FUND

 The primary positive contributor to overall Fund returns was the US equity sector, since the US stock market was among the highest-returning equity markets in 1995. With the exception of Switzerland, the returns of other equity markets represented in the portfolio lagged those of the United States. Although attractive on a historic basis, returns on the portfolio's US and foreign bonds were below that of US equities. The Fund's average cash position, which was 34.4% of net assets, was also a major factor in holding down the portfolio's return during 1995.

As of December 31, 1995, Global Strategy Focus Fund's asset allocation was: foreign equities, 22%; US equities, 18%; US bonds, 19%; foreign bonds, 6%; and cash reserves, 35%. The positions in Deutschemark- and lira-denominated bonds were liquidated in late 1995, leaving foreign bond positions in the United Kingdom and Canada. On the other hand, we maintained our position in US bonds. In our opinion, the potential exists for a further interest rate decline in the United States during 1996, reflecting a historically low rate of inflation.

 The cash reserve position as of December 31, 1995 reflects a significant increase during the last two months of 1995 and resulted from the reduction of foreign equity positions. Evidence of slowing economic growth in Europe and the emerging economies, particularly those of Asia, resulted in a less-optimistic assessment of prospects for these markets. Our remaining positions in these markets reflect a highly selective approach. We retained a significant commitment to Japanese equities, since we believed that an improving economic and financial background could lead to favorable relative performance for the Japanese stock market in the coming months. We reduced our commitment in US equities in response to our cautious outlook. In the remaining US equity holdings, we retained significant commitments in areas which we expected to perform well in a sluggish economic environment, including consumer staples, financial services and energy. Our current intention is to recommit the cash primarily to US and foreign equities as opportunities present themselves in coming months.

GLOBAL UTILITY FOCUS FUND

 The Fund finished the year ended December 31, 1995, with net assets of $148 million, an increase of 17.4% over the same period last year. For the 12- month period, the Fund had a total return of +24.33%. For the six-month period ended December 31, 1995, the Fund's total return was +13.48% and net assets increased by 11.0%.

 The Fund's assets are currently geographically diversified across 23 countries, with the US accounting for 54.1% of net assets and non-US holdings accounting for 35.6% of net assets. This factor was a major contributor to the Fund's total rate of return for the year. For instance, the data compiled for the Financial Times/S&P--Actuaries World Utility Index show that the total return for the world (excluding the United States) was +8.21% for the 12-month period ended December 31, 1995 versus +22.07% for the world (including the United States). During the year we made modest changes to our US holdings. We eliminated one holding in the gas sector, NICOR, Inc., one in the telecommunications sector, Pacific Telesis Group, and three in the electric sector, Pennsylvania Power & Light Co., Rochester Gas & Electric Corp. and Texas Utilities Co. New holdings during the year consisted of AT&T Corp., Frontier Corp, Sprint Corporation, Enron Global Power & Pipeline L.L.C. and Pacific Gas & Electric Co. The net effect of these changes to the domestic side of the Fund's portfolio coupled with price changes resulted in our increasing the weighting of the
                                                                               5
telecommunications sector from 17.7% of net assets at December 31, 1994 to 19.0% at December 31, 1995, decreasing the gas sector from 10.9% of net assets to 10.2% and reducing the weighting in electrics from 25.2% of net assets to 24.9%.

 In terms of the Fund's foreign holdings in the December period, we eliminated our holdings in the Brazilian electric company, Companhia Energetica de Minas Gerais S.A., and a Hong Kong-based holding, China Light & Power Co., Ltd. The elimination of the latter, coupled with previous trades, has resulted in a significant reduction in the Fund's weighting in Hong Kong. This change reflects our concern over the changing economic and political climate as well as valuations not reflecting changing current fundamentals. In terms of additions to the Fund's portfolio, we added the Brazilian telephone company Telecomunicacoes Brasileiras S.A.--Telebras, based on improving fundamentals that resulted in positive earnings momentum. Moreover, during the quarter we added P.T. Telekomunikasi Indonesia, a telephone company, to the portfolio on a stock offering. Finally, we added to our existing position in Telefonica de Espana S.A., also on a stock offering.

 Looking ahead, with valuations depressed in emerging markets relative to the US market for utilities, we expect a rebound in market values from these investments in the current year. Performance of the European stock markets may remain mixed in the near term as utility investors await the large issuance of telecommunications securities, particularly from Germany. However, we do expect some rebound as investors focus on company-specific items, declining interest rates and increasingly attractive valuation levels. Declining long-term interest rates in the US would certainly give a further boost to the performance of domestic utility stocks. The fundamental outlook for the domestic utility sector continues to change and present new opportunities as competition enters the marketplace, regulation evolves and management characteristics come to the forefront. We believe that the Fund is currently well-positioned to enter the new year. We will, of course, continue to seek new opportunities and assess the risk/reward ratio of current and new investments.

HIGH CURRENT INCOME FUND

 For the fiscal year ended December 31, 1995, the total return of the Fund was +17.21%, while the total return for the unmanaged Merrill Lynch High Yield Master Index was +19.91%. Over the past year, the Fund's high exposure to the communications/media sector made a positive contribution to total return, while the Fund's investments in specialty retail, restaurant and consumer durable industries negatively impacted the Fund's performance.

 The best-performing industries in the Fund were transportation and communications. Cyclical weakness dampened prices of steel, restaurant and specialty retail holdings. Strong performance in our gaming holdings was more than offset by the surprise Chapter 11 filing of Harrah's Jazz Co. We are pursuing recovery vigorously. We have attempted to stay fully invested in order to seek to reap the benefits of expected rising bond prices.

 The high-yield bond rally of 1995 was largely in response to interest rate declines and supported by economic growth during the first half of the year, resulting in many credits producing healthy year-over-year operating comparisons. The air transportation industry (Delta Air Lines Inc., United Air Lines Inc., USAir Inc.) outperformed all other high-yield industry groups with a return of +33.8%. Other above-average performers included: homebuilders, +28.2%; cable TV, +26%; telecommunications, +24.7%; electric utilities, +23%; and, broadcasting, +22%. The weak relative performers were: retailers, -0.7%; restaurants, +7.2%; and, consumer durables, +10.81%. Companies in these industries struggled with weak earnings and a number of defaults. Because of its greater sensitivity to overall interest rates, the higher-quality BB-rated sector of the high-yield market outperformed securities rated B or lower.

 In addition to benefiting from falling interest rates, the high-yield market was supported by strong cash inflows ($8.4 billion). New-issue volume stood at $47 billion, the second-highest ever recorded. Approximately 70% of total offerings ranked senior or senior secured. Credit quality held steady. Default rates rose from 1.4% in 1994 to 2.8% in 1995. The average annual default rate since 1978 has been 3.1%; 1995 represents normalization after two years of strikingly low rates, in our opinion.

 While maintaining approximately a market weighting in terms of credit quality sector representation, we have increased our investments in consumer products, conglomerates and broadcasting. Industry groups that we overweighted because of above-average value included broadcasting, publishing and communications, which accounted for 17.4% of net assets. This broad category includes broadcast and cable television operations in the United States and Great Britain, paging services, as well as two telephone companies in Argentina. These relatively young industries are building and expanding the underlying infrastructure of their businesses. They also have the potential to post above-average growth for several years to come, and
6
few have any liquidity concerns until after 1997 because of deferred pay debt structures. The rise in the number of these development companies has increased the technological risks facing the investor, however. Other major industry representation included: conglomerates, 6.2% of net assets; energy, 6.2%; and, consumer products, 6.8%. The Fund's average life stood at 7 years, 2 months by December 31, 1995.

 At year-end 1995, the portfolio was structured in a way that we believe will enhance returns over the new year. As modest economic growth and relatively stable interest rates seem the most likely environment, at least over the next six months, corporate profits may become the determining factor for high-yield bond prices. Therefore, industry and company selection seem likely to dominate investment performance to an even greater degree than in 1995.

INTERMEDIATE GOVERNMENT BOND FUND

 The bond market experienced one of its strongest rallies in several years as the domestic economy showed a significant deceleration from the pace of 1994. The data released during the year reinforced the perception that the economy has achieved a soft landing, which is to say that the rapid growth in the fourth quarter of 1994 was slowed without a corresponding increase in inflationary pressures. Yields dropped through the first six months of the year and then began to rise slightly in July, with the expectation that lower interest rates would begin to become overly stimulative to the economy. However, inflation has remained contained with the absence of any significant price pressures. The Federal Reserve Board began to ease short-term interest rates in July and cut them again in December. Real wage growth, the key factor that determines the economy's core rate of inflation, has been particularly subdued.

 During the periods when the bond market rallied, from January through June, we took advantage of the heavy cash flow by extending the Fund's average portfolio maturity from 1.06 years to 6.38 years, which enabled us to capture the comparatively larger price increases which occurred in the longer end of the yield curve. We shortened the Fund's average portfolio maturity to 6.34 years in July and to 5.70 years at year- end. We increased the percentage of Treasury securities from 71% of net assets at the end of June to 82% at year-end.

INTERNATIONAL BOND FUND

 Bond markets provided positive rates of return in the December calendar quarter. The decline in economic activity throughout most of the world led to a steady decline in interest rates. A significant part of the decline in interest rates was in response to the continued low inflation levels reached across the economies. While in general financial trends have been similar worldwide, there have been noteworthy differences.

 In Japan, the government implemented strong stimulative fiscal packages to revive economic activity. Sectors of the economy have been negatively affected by the strong yen and banking crisis. In an effort to promote consumer and capital spending, the monetary authority has reflated the money supply. The effect thus far has been a low level of short-term interest rates at approximately 0.5%. On the other hand, long- term interest rates have been kept high to assist the banks' earnings.

 In contrast, European authorities have implemented fiscal austerity programs to reign in government deficits. This has had the unfavorable consequence of slowing their economies at a time of unacceptably high unemployment levels. Accordingly, central banks have been keen to lower interest rates. Short-term interest rates that are more easily controlled by the monetary authorities on a near-term basis have been lowered. However, long-term interest rates have remained relatively high given present and expected inflation levels.

 In the dollar bloc countries, Canada and Australia, economies remain lackluster. Fiscal austerity also remains the norm in these two countries. While monetary policy is on the side of easing, its consequent impact on exchange rates makes it a slower process and one dependent on outside factors.

 We remain underweighted in Japanese assets late in the fiscal year as investments in this sector appear to be defensive in nature and the other markets appear to offer better value at greater absolute yield levels.

 Investments in Europe were at the long end of the yield curve in those countries with a steep curve, such as Germany, Belgium and Denmark. In contrast, in countries with a flatter curve, such as Spain and Sweden, investments were kept at the shorter end of the maturity spectrum. In the United Kingdom and Italy, prospects for lower interest rates and the favorable yield pick ups suggested that an appropriate portfolio strategy would be to have maturities longer than the JP Morgan Government Bond Index which has an average maturity of
7.1 years. In France, investments were kept neutral to this index as the volatility of the market in response to social unrest appeared to warrant a more cautious approach.

 In Canada and Australia, investments continued to be at the longer end of the yield curve as the favorable
                                                                               7
yield pick-up and expectations of lower interest rates appeared to make these investments particularly attractive.

 With respect to currency, the US dollar currently appears to be in a consolidation phase. Although the outlook for the dollar over the longer term appears favorable, there is a near-term risk that the fragility and instability of the Japanese banking system may place pressure on the US dollar. Hence, the currency exposure in the portfolio is neutral to the index and unhedged, in general.

 The favorable inflation levels and low growth experienced by the major industrialized countries over the past year put in place the necessary ingredients for the international bond market. For the year, yields declined worldwide providing better-than expected returns. Additionally, the decline in the US dollar benefited foreign investments. However, this trend was reversed during the second half of the year. Nevertheless, returns on international investments were favorable for the year. For the portfolio, the volatility of the dollar affected returns particularly during the first half of the year when the Fund underperformed the JP Morgan International Government Bond Index. However, by the second half of the year investment strategies were changed and the Fund outperformed the index but did not completely recoup the relative underperformance of the first half.

INTERNATIONAL EQUITY FOCUS FUND

 International equity markets significantly underperformed the US equity market in the 1995 calendar year. The total return for the unmanaged Financial Times/S&P--Actuaries World (ex US) Index was +10.5% in US dollar terms. This contrasted with a 37.5% total return for the Standard & Poor's 500 Composite Index. The total return for International Equity Focus Fund shares for the year ended December 31, 1995 was +5.5%. The Fund's underperformance relative to the benchmark reflected shortfalls in stock selection against local benchmarks in emerging markets and Europe. Equity asset allocation and currency management taken together were slightly positive influences. The Fund continued to receive net cash inflow with net assets of $265.6 million as of December 31, 1995.

 Within the international equity market universe, European equities outperformed the other major regions, rising by 22.6% over the year. The next best performance was registered in the Pacific Basin (ex Japan) region, which rose by 14.7%. The Japanese equity market was flat, while emerging market issues declined by 8.4% as measured by the International Finance Corporation Investables Composite Index. The second half of 1995 was marked by cuts in official interest rates throughout the world as the result of weakening economic growth and inflation indicators. Easier conditions were particularly supportive of Japanese and emerging market equities which recovered sharply at the end of 1995, having been the weakest performers throughout most of 1995.

 The Fund's effective equity exposure was approximately 90% at the end of 1995, down from average levels of about 92% during the year. We reduced the Fund's exposure in the United Kingdom and increased its exposure to Pacific Basin (ex Japan) developed markets and emerging markets.

 The major investment category remains Japan, which currently represents around 40% of Fund assets, comprising 28% in Japanese equities and 12% in Japanese futures and options. Elsewhere, the Fund retains a significant exposure to smaller European equity markets such as Sweden, Finland, Spain and Portugal, with the overall European weight (excluding the United Kingdom) at 21.0% of net assets. The reduction in UK exposure to 3.2% of net assets at the end of the year largely reflected sales of Rolls Royce PLC, The Rank Organization PLC, British Telecommunications PLC and B.A.T. Industries PLC. In the Pacific Basin (excluding Japan), we increased the Fund's weighting in Hong Kong and New Zealand, while at the same time we increased exposure in emerging Asian markets, with a particular emphasis in India, Korea and Indonesia.

 During 1995, the US Treasury ten-year benchmark bond yield declined by about 225 basis points (2.25%) to a redemption yield of 5.6%. Although the Federal Reserve Board may lower the Federal Funds rate again in 1996, financial market expectations have shifted to anticipate further cuts in official interest rates in the first quarter of 1996. This positive view of US interest rate expectations has reflected generally weak US economic data and relatively stable inflation indicators.

 Elsewhere, the Bundesbank has continued to gradually lower interest rates in Germany, although further cuts in the discount or Lombard rates in December were not made. In Continental Europe, interest rates have fallen, reflecting the combined influence of stronger exchange rates relative to the Deutschemark and weakening economic activity.

 In Japan, the Bank of Japan lowered the official discount rate from 1.75% to 0.5% in 1995. More importantly, since late September 1995, the Bank of Japan has been consistently injecting surplus liquidity, leaving overnight interest rates around 0.45%. This liquidity injection has supported a sharp recovery in narrow money supply growth and bank profits. Additionally,
8
growth expectations for Japanese gross domestic product have been revised upward for the first time in this business cycle. Consistent with that upward revision for expected economic activity, Japanese companies generally reported stronger-than-expected profit growth for the six-months ended September 30, 1995.

 Significant underperformance of equity markets in Malaysia, Thailand, Argentina, Chile and Brazil during the September to early November period led the Fund to increase its exposure to those markets. We have become more confident of a renewed interest on the part of global investors in emerging markets. Additionally, appropriate policy tightening programs are in place in Thailand and Chile. Finally, confidence in the policy framework in Argentina and Brazil has continued to improve.

 We envisage a period of significant outperformance in Pacific Basin and emerging equity markets relative to Europe. The Fund maintains a positive outlook on the Japanese market and we are fully weighted in that market. Additionally, we anticipate that after a year of underperformance, international equities in general may outperform US equities. Our investment strategy favors a relatively fully invested stance, with overweighted positions in the Pacific Basin, emerging markets and peripheral European countries. We continue to reduce our hedge into US dollars in the fund, although this partly reflects our increased exposure to US dollar-linked markets.

 We believe that the recent strong rally in US bond yields may be overdone and as a result, if US economic activity regains momentum, there is a significant chance of disappointment in many equity markets. As a result, we are closely monitoring developments in the US economy and, at some stage in 1996, we may become more defensive in our investment strategy.

NATURAL RESOURCES FOCUS FUND

 The environment for investments in the natural resource sector was mixed during the 12-month period ended December 31, 1995. Returns from resource-related stocks generally lagged the returns of the broad stock market averages during the period, primarily in response to concerns about future economic growth prospects worldwide. In the United States, economic growth remained strong through the third quarter of 1995. However, recent signs of weakness in the manufacturing sector, and an increase in inventory levels in some cyclical industries, have led some investors to conclude that the United States is in the late stages of the economic cycle, increasing the risk of an economic slowdown in the near future. In many European economies, growth has been solid but below expectations, and thus disappointing to many analysts and investors. This has resulted in a number of downgrades to economic growth estimates for 1996. The uncertainty about future economic growth, particularly in the industrialized countries, shifted investor focus away from the commodity cyclical industries. Investors feared that any slowdown in economic activity could significantly reduce the demand for many basic materials, and have a negative impact on the earnings prospects for companies involved in these industries. Commodity prices were also mixed during the period. Energy prices, including oil and natural gas, were flat to slightly higher over the period. Conversely, industrial commodity prices, including steels, papers, chemicals, and base metals, generally weakened as the year progressed as lower demand led to increased inventories.

 Fund returns were enhanced by our large exposure to energy-related stocks, which benefited from improved underlying commodity prices. Cold weather in the United States, combined with historically low storage levels and a decline in natural gas drilling over the past year, pushed natural gas prices sharply higher in the fourth quarter of 1995. Oil prices staged a strong rebound as investors were relieved that the Organization of Petroleum Exporting Countries decided at its November meeting to maintain its current production quotas instead of raising production ceilings in a battle for market share. Fund returns also benefited from our exposure to the base metals industry. Tightening supply/demand fundamentals and attractive valuations heightened investor interest in this sector. Fund returns were generally hurt by our overweighted position in the paper and forest products sector. Share prices of paper companies fell sharply in the second half of the year as rising inventories in many paper grades led to underlying price weakness.

 During the year there was little change in our investment strategy. We continued to increase the Fund's exposure to the base metals sector, where we believe significant structural changes are occurring, particularly in terms of the outlook for demand. These secular changes should help keep the consumption growth of the base metals above the growth rates experienced over the past two decades, and could have the effect of extending the current cycle for metals demand. In addition, we added to our exposure in the gold sector where the fundamentals of the gold market are improving as physical demand continues to exceed mine supply. We also maintained a large position in the energy sector, including both integrated oil companies and natural gas-oriented exploration and production companies.

 Despite recent skepticism in the global equity markets toward natural resource-related stocks, we
                                                                               9
 remain positive on the outlook for investing in this sector. We continue to expect global economic growth to improve, led by robust growth in the developing Asian economies and the trend toward lower interest rates in Europe and Japan. This should help keep the demand for basic resources strong, and should have positive implications for the earnings of many resource-related companies. Conversely, if economic activity slows, governments may begin to adopt stimulative policies which could potentially trigger new inflationary pressures.

PRIME BOND FUND

 The bond market experienced one of its strongest rallies in several years as the domestic economy showed a significant deceleration from the pace of 1994. The data released during the year reinforced the perception that the economy has achieved a soft landing, which is to say that the rapid growth in the fourth quarter of 1994 was slowed without a corresponding increase in inflationary pressures. Yields dropped through the first six months of the year and then began to rise slightly in July with the expectation that lower interest rates would begin to become overly stimulative to the economy. However, inflation has remained contained with the absence of any significant price pressures. The Federal Reserve Board began to ease short-term interest rates in July and cut them again in December. Real wage growth, the key factor that determines the economy's core rate of inflation, has been particularly subdued.

 During the periods when the bond market rallied, from January through June, we extended the Fund's average portfolio maturity from 9.4 years to 12.5 years, which enabled us to capture the comparatively larger price increases which occurred in the longer end of the yield curve. We shortened the Fund's average portfolio maturity to 11.2 years in July and then extended it to 11.4 years at year-end. We reduced the percentage of Treasury securities from 18.6% of net assets at the end of June to 13.3% at year-end as we traded into corporate issues to improve the total return. During the summer, when the market sold out, we built up our cash position, which protected us from the adverse effects of lower bond prices. We invested in industrial issues which did well and avoided those utilities which performed poorly.

QUALITY EQUITY FUND

 The maintenance of a significant cash position during much of 1995 was a major contributor to holding down the return of the Fund, given the large differential between the returns on money market instruments and US equities during the year. Similarly, foreign equities as a group provided returns which were significantly less than those of US equities in 1995. In the US equity sector, strong gains from selected technology, healthcare and financial services stocks were positive contributors to overall performance.

 As of December 31, 1995, Quality Equity Fund's asset allocation was: US equities, 50% of net assets; foreign equities, 4%; and cash reserves, 46%. We significantly increased the cash reserve portion of the Fund during the last two months of 1995. This increase reflected a restructuring of the Fund as well as a cautious view of the US equity market following the strong gains during much of 1995. In restructuring the portfolio, we reduced the weighting in technology-related equities. Positions were limited to those which appeared to lack the valuation excesses of the group as a whole. In the capital spending group, we also maintained commitments in the aerospace industry. In an environment of sluggish economic growth, we retained significant positions in the consumer staples area, most notably through investments in healthcare equities, as well as credit-sensitive and energy-related companies.

 We expect the Federal Reserve Board to react to a sluggish US economy by undertaking additional monetary easing in coming months. On this basis, we feel it is appropriate to retain commitments in "early cycle" equities which could appreciate in the expectation that lower short-term interest rates will lead to somewhat stronger economic activity. Equities which have this potential include consumer cyclical and basic industry investments. On balance, we are comfortable with the large cash position over the near term. Our intention is to recommit the cash to equities in the months ahead as opportunities present themselves. In addition to expanding the position in US equities, we are looking for opportunities in selected foreign equities which offer superior potential to that of the US equity market as a whole.

RESERVE ASSETS FUND

 For the six-month period ended December 31, 1995, the Reserve Asset Fund's net annualized yield was 5.50%*. The Fund's 7-day yield as of December 31, 1995 was 5.33% (excluding gains and losses) and 5.34% (including gains and losses). The average


-------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

portfolio maturity was 84 days at December 31, 1995 compared to 75 days at June 30, 1995.

 The Fund's composition at the end of December and as of our last report is detailed below:


ISSUE                                                    12/31/95   6/30/95

----------------------------------------------------------------------------

Certificates of Deposit--European. . . . . . . . .          2.0%      1.7%

-----------------------------------------------------   -------    ------

Commercial Paper. . . . . . . . . . . . . . . . . .        26.8      49.7


Corporate Notes. . . . . . . . . . . . . . . . . .          7.1       1.1

-----------------------------------------------------          --- ---------

Master Notes. . . . . . . . . . . . . . . . . . . .         3.9       3.4


Medium-Term Notes. . . . . . . . . . . . . . . . .          1.0       1.7

-----------------------------------------------------          --- ---------

US Government Agency & Instrumentality Obligations--
 Discount. . . . . . . . . . . . . . . . . . . . .         26.0      16.3


US Government Agency & Instrumentality Obligations--
 Non-Discount. . . . . . . . . . . . . . . . . . .         34.5      22.5

-----------------------------------------------------          --- ---------

Repurchase Agreements. . . . . . . . . . . . . . .           --       3.4


Other Assets Less Liabilities/Liabilities in
Excess of Other Assets. . . . . . . . . . . . . . .        (1.3)      0.2
                                                        -------    ------

-----------------------------------------------------          --- ---------

Total. . . . . . . . . . . . . . . . . . . . . . .        100.0%    100.0%
                                                         ------     -----
                                                         ------     -----




WORLD INCOME FOCUS FUND

 World growth continues to slow and inflation remains subdued, although the US economy remains the most resilient, owing largely to the substantial interest rate declines seen this year. The 4.2% annualized increase in US third quarter 1995 gross domestic product, while overstating the economy's underlying strength, suggests the fourth quarter began at an above-trend pace. However, a decline in October industrial production and retail sales without a rebound in November brought this notion into question.

 European growth continues to disappoint as demand has remained weak with interest rate- sensitive spending not yet responding to this year's decline in interest rates. German economic weakness clearly can be seen in the drop in third quarter capacity utilization, the sharp drop in fourth quarter industrial production and waning business and consumer confidence. The Bundesbank lowered interest rates over 100 basis points (1.00%) in 1995 from 4.85% at year- end 1994, with its latest reduction in December, but the continued softness suggests more needs to be done. Meanwhile, France announced a very tough fiscal reform package coupled with an immediate sharp hike in taxes, in an effort to ensure growth will stay soft, especially given France's desire to maintain a "Franc fort" policy. The risks of a sharp inventory correction in the United Kingdom have risen, posing a dilemma for policymakers following the United Kingdom's relatively tight November budget. Italy shows clear signs of slowing but interest rate declines are unlikely while inflation stays high and political stability remains uncertain, as Prime Minister Dini's resignation at year-end could lead to elections over the next few months. The "no" vote on Quebec separatism has lifted a major cloud over the Canadian market, while in Australia inflation drifts upward, albeit against a slowdown in economic activity. A brighter picture for Latin American markets emerged over the last six months resulting from stable political environments, a firm dollar and US bond market, and rising global liquidity.

 During the fourth quarter of 1995, virtually all of the major markets in which your Fund is invested continued their 1995 rallies. The dollar remained in a fairly narrow range as compared to all other currencies other than the yen, which declined just over 4% relative to the dollar. Since August, the US bond market rally has continued as economic growth remained soft and inflationary pressures remained subdued. Expectations for a constructive Federal budget agreement have faded but have not been dashed. With the background of a poor holiday selling season and a weather- induced weak start to the new year, a positive tone to the US bond market is likely to persist over the near term. European economic activity remains below trend which, along with continued low inflation, has allowed many countries to lower interest rates. Continued below-trend growth is expected for the first quarter of 1996, which should provide a solid underpinning to the European markets. Not surprisingly, in this environment of a steady dollar and rising bond prices, the higher-yielding markets in Europe have outperformed Germany. Although the Australian market underperformed the US market during the December quarter, the Australian market finished the year ahead of the two other dollar bloc markets, the United States and Canada.

 During the December quarter, the Fund's exposure to the US high-yield sector remained unchanged at 42%, while the European exposure dropped slightly following a reduction in the United Kingdom. In the dollar bloc (Canada, Australia and New Zealand), we moved 1% from New Zealand to Australia while slightly extending the average portfolio maturity. In Europe, we raised the Danish exposure to 5% of net assets from 3% while extending the average portfolio maturity from 5.2 years to 6.5 years. We also extended the average portfolio maturities in the United Kingdom, Italy and Denmark. These extensions, while allowing us to maintain overweighted positions in the higher-yielding European markets, substantially boosted performance in the December quarter. In the emerging markets arena, we reduced our small exposure to Mexico, given the recent sharp deterioration in the peso and continued negative growth announced for the third quarter.

 The outlook for global bond prices remains positive, given sluggish world economic activity, falling inflation and/or inflationary expectations and expanding
                                                                              11
liquidity. However, since these positive factors are recognized globally, there is little value to insulate prices from adverse news regarding any of the aforementioned factors. We will continue to utilize emerging markets debt as a dollar bloc alternative, constantly maintaining our preference for the most liquid and creditworthy issuers.

 From a currency perspective, the dollar is likely to remain within a broad trading range given the easier monetary policy stances of the Bank of Japan and the Bundesbank, while set against a background of what appears to be much slower fourth quarter economic growth relative to the third quarter in the United States. The performance of the European economies over the next year will be critical in determining the continued adherence to the current monetary union timetable. Failure to maintain the present timetable could cause undue volatility within European markets.

 The market driver in the high-yield market for the year and quarter was falling interest rates. Yields on ten-year US Treasury bonds fell from 7.85% to 5.63% over the course of the year as investors reacted positively to moderate economic growth, low inflation and falling short-term interest rates. Because of its greater sensitivity to overall interest rates, the higher-quality BB-rated sector of the high-yield market outperformed issues rated B or less. The air transportation industry (Delta Air Lines Inc., United Air Lines Inc., USAir Inc.) outperformed all other high-yield industry groups with a return of 33.8%. Other above-average performers included: homebuilders, +28.2%; cable TV, +26%; telecommunications, +24.7%; electric utilities, +23%; and, broadcasting, +22%. The weak performers were: retailers, -0.7%, and restaurants, +7.2%. Companies in these industries struggled with weak earnings and a number of defaults. Default rates rose from 1.4% in 1994 to 2.8% in 1995. The average annual default rate since 1978 has been 3.1%, and 1995 represents a normalization after several very low years, in our opinion. The portfolio experienced a surprise bankruptcy in November when Harrah's Jazz Company, a casino project in New Orleans, filed for protection after the bank lenders withdrew financing. We are pursuing recovery vigorously.

 At year-end 1995, the high-yield portion of the Fund was structured in a fashion that we believe will enhance returns over the new year. As modest economic growth and relatively stable interest rates seem the most likely environment, at least for the next six months, corporate profits may become the dominant force behind high-yield bond prices. Therefore, in 1996 industry and company selection seem likely to dominate investment performance to an even greater degree than in 1995.

 During the fiscal year, we attempted to stay fully invested in the high-yield portion of the Fund's portfolio to seek to reap the benefits of generally rising bond prices. While maintaining an overweighted position in higher-quality credits, we added to holdings in undervalued companies with rising earnings and sold bonds of issuers with weak earnings. This strategy enhanced the total return for our high-yield investments. Overall, however, the Fund underperformed its benchmark for the fiscal year ended December 31, 1995, largely because of its overweighted exposures to the dollar and higher-yielding European markets entering the year. This posture reflected our belief that solid growth in the United States would continue in the first half of the year as would the dollar rally which had begun in October 1994. At the end of the 1995 fiscal year, in an environment of a rising dollar, your Fund is overweighted in the higher-yielding European markets as their currencies are generally rising versus the Deutschemark. The Mexican peso devaluation in late December 1994 began to seriously affect the higher- yielding currencies in February by casting a negative light on all high-deficit countries. This led to massive "safe haven" capital flows from the high-yielding European countries into the Deutschemark and Swiss Franc. This, coupled with negative implications regarding the US bailout of Mexico, caused new historic lows for the dollar. At the end of the first quarter of 1995, with the recovery beginning in the emerging markets along with the first easing by the Bundesbank, the higher-yielding markets started their recovery. Adjusting our investment posture allowed us to take advantage of this recovery, which helped enhance total return.

IN CONCLUSION

 We appreciate your investment in Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and objectives with you in our June semi-annual report to shareholders.

Sincerely,









Arthur Zeikel
President

February 20, 1996
12

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1995


                                     TOTAL RETURNS
---------------------------------------------------------------------------------------

                                                                  12 MONTH    6 MONTH
--------------------------------------12/31/95-6/30/95  12/31/94  % CHANGE   % CHANGE
                                      -------- ----------------------------------------

AMERICAN BALANCED FUND                 $15.17  $14.38     $13.08 +20.81%(1) + 7.61%(2)
---------------------------------------------------------------------------------------

BASIC VALUE FOCUS FUND                  13.10   12.12      11.10 +25.49(3)  + 8.86(4)
---------------------------------------------------------------------------------------

DEVELOPING CAPITAL MARKETS FOCUS FUND    9.32    9.16       9.51 - 1.08(5)  + 1.75
---------------------------------------------------------------------------------------

EQUITY GROWTH FUND                      27.98   23.73      19.26 +45.90(6)  +18.15(7)
---------------------------------------------------------------------------------------

FLEXIBLE STRATEGY FUND                  16.47   15.59      14.70 +17.40(8)  + 7.21(9)
---------------------------------------------------------------------------------------

GLOBAL STRATEGY FOCUS FUND              12.55   12.04      11.73 +10.60(10) + 6.10(11)
---------------------------------------------------------------------------------------

GLOBAL UTILITY FOCUS FUND               11.30   10.16       9.45 +24.33(12) +13.48(13)
---------------------------------------------------------------------------------------

HIGH CURRENT INCOME FUND                11.25   11.14      10.61 +17.21(14) + 6.00(15)
---------------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND FUND       10.79   10.51       9.97 +14.83(16) + 5.87(17)
---------------------------------------------------------------------------------------

INTERNATIONAL BOND FUND                 10.52   10.51       9.70 +16.35(18) + 3.58(19)
---------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND         11.06   10.14      10.90 + 5.48(20) + 9.07
---------------------------------------------------------------------------------------

NATURAL RESOURCES FOCUS FUND            11.95   11.59      10.82 +12.65(21) + 4.11(22)
---------------------------------------------------------------------------------------

PRIME BOND FUND                         12.45   12.02      11.12 +20.14(23) + 7.18(24)
---------------------------------------------------------------------------------------

QUALITY EQUITY FUND                     32.76   29.82      27.74 +22.61(25) +10.78(26)
---------------------------------------------------------------------------------------

WORLD INCOME FOCUS FUND                  9.79    9.54       9.17 +16.69(27) + 7.24(28)
---------------------------------------------------------------------------------------




  (1) Percent change includes reinvestment of $0.558 per share ordinary income dividends.

  (2) Percent change includes reinvestment of $0.286 per share ordinary income dividends.

  (3) Percent change includes reinvestment of $0.657 per share ordinary income dividends and $0.016 per share capital gains distributions.

  (4) Percent change includes reinvestment of $0.087 per share ordinary income dividends.

  (5) Percent change includes reinvestment of $0.086 per share ordinary income dividends.

  (6) Percent change includes reinvestment of $0.092 per share ordinary income dividends.

  (7) Percent change includes reinvestment of $0.049 per share ordinary income dividends.

  (8) Percent change includes reinvestment of $0.421 per share ordinary income dividends and $0.271 per share capital gains distributions.

  (9) Percent change includes reinvestment of $0.231 per share ordinary income dividends.

  (10) Percent change includes reinvestment of $0.390 per share ordinary income dividends and $0.005 per share capital gains distributions.

  (11) Percent change includes reinvestment of $0.216 per share ordinary income dividends.

  (12) Percent change includes reinvestment of $0.389 per share ordinary income dividends.

  (13) Percent change includes reinvestment of $0.210 per share ordinary income dividends.

  (14) Percent change includes reinvestment of $1.102 per share ordinary income dividends.

  (15) Percent change includes reinvestment of $0.541 per share ordinary income dividends.

  (16) Percent change includes reinvestment of $0.611 per share ordinary income dividends.

  (17) Percent change includes reinvestment of $0.323 per share ordinary income dividends.

  (18) Percent change includes reinvestment of $0.721 per share ordinary income dividends.

  (19) Percent change includes reinvestment of $0.355 per share ordinary income dividends.

  (20) Percent change includes reinvestment of $0.330 per share ordinary income dividends and $0.080 per share capital gains distributions.

  (21) Percent change includes reinvestment of $0.191 per share ordinary income dividends and $0.032 per share capital gains distributions.

  (22) Percent change includes reinvestment of $0.114 per share ordinary income dividends.

  (23) Percent change includes reinvestment of $0.827 per share ordinary income dividends.

  (24) Percent change includes reinvestment of $0.412 per share ordinary income dividends.

  (25) Percent change includes reinvestment of $0.535 per share ordinary income dividends and $0.512 per share capital gains distributions.

  (26) Percent change includes reinvestment of $0.253 per share ordinary income dividends.

  (27) Percent change includes reinvestment of $0.840 per share ordinary income dividends.

  (28) Percent change includes reinvestment of $0.423 per share ordinary income dividends.
                                                                              13

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1995


                             AVERAGE ANNUAL TOTAL RETURNS


                                        YEAR   FIVE YEARS TEN YEARS     SINCE
                                       ENDED     ENDED      ENDED     INCEPTION
                                      12/31/95  12/31/95   12/31/95  TO 12/31/95
--------------------------------------------------------------------------------

AMERICAN BALANCED FUND                 +20.81%    +10.88%     --         +10.17%+
--------------------------------------------------------------------------------

BASIC VALUE FOCUS FUND                 +25.49%     --         --         +14.61%++
--------------------------------------------------------------------------------

DEVELOPING CAPITAL MARKETS FOCUS FUND  - 1.08%     --         --         - 3.60%+++
--------------------------------------------------------------------------------

EQUITY GROWTH FUND                     +45.90%    +18.93%    + 8.84%     --
--------------------------------------------------------------------------------

FLEXIBLE STRATEGY FUND                 +17.40%    +11.16%     --         + 9.90%++++
--------------------------------------------------------------------------------

GLOBAL STRATEGY FOCUS FUND             +10.60%     --         --         + 8.20%+++++
--------------------------------------------------------------------------------

GLOBAL UTILITY FOCUS FUND              +24.33%     --         --         + 8.11%++
--------------------------------------------------------------------------------

HIGH CURRENT INCOME FUND               +17.21%    +17.98%    +11.46%     --
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND FUND      +14.83%     --         --         + 9.82%+++
--------------------------------------------------------------------------------

INTERNATIONAL BOND FUND                +16.35%     --         --         + 9.76%+++
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND        + 5.48%     --         --         + 6.47%++
--------------------------------------------------------------------------------




NATURAL RESOURCES FOCUS FUND           +12.65%    + 5.34%     --         + 4.31%+
--------------------------------------------------------------------------------

PRIME BOND FUND                        +20.14%    + 9.86%    + 8.84%     --
--------------------------------------------------------------------------------

QUALITY EQUITY FUND                    +22.61%    +13.16%    +12.73%     --
--------------------------------------------------------------------------------

WORLD INCOME FOCUS FUND                +16.69%     --         --         + 6.98%++
--------------------------------------------------------------------------------




    + The Fund commenced operations on 6/01/88.

    ++ The Fund commenced operations on 7/01/93.

    +++ The Fund commenced operations on 5/02/94.

    ++++ Flexible Strategy Fund commenced operations on 5/01/86.

    +++++ Global Strategy Focus Fund commenced operations on 2/28/92.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1995


                    SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*

RETIREMENT PLUS VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                        YEAR   FIVE YEARS TEN YEARS     SINCE
                                       ENDED     ENDED      ENDED     INCEPTION
                                      12/31/95  12/31/95   12/31/95  TO 12/31/95
--------------------------------------------------------------------------------

AMERICAN BALANCED FUND                 +12.29%    + 8.90%     --         + 8.61%+
--------------------------------------------------------------------------------


BASIC VALUE FOCUS FUND                 +17.62%     --         --         +11.61%++
--------------------------------------------------------------------------------

DEVELOPING CAPITAL MARKETS FOCUS FUND  - 7.92%     --         --         - 8.09%+++
--------------------------------------------------------------------------------

EQUITY GROWTH FUND                     +36.80%    +16.89%    + 7.24%     --
--------------------------------------------------------------------------------

FLEXIBLE STRATEGY FUND                 + 9.01%    + 9.18%     --         + 8.34%++++
--------------------------------------------------------------------------------

GLOBAL STRATEGY FOCUS FUND             + 2.27%     --         --         + 5.79%+++++
--------------------------------------------------------------------------------

GLOBAL UTILITY FOCUS FUND              +16.45%     --         --         + 5.02%++
--------------------------------------------------------------------------------

HIGH CURRENT INCOME FUND               + 8.62%    +15.97%    + 9.86%     --
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND FUND      + 6.15%     --         --         + 4.83%+++
--------------------------------------------------------------------------------

INTERNATIONAL BOND FUND                + 7.83%     --         --         + 4.81%+++
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND        - 2.08%     --         --         + 3.27%++
--------------------------------------------------------------------------------

NATURAL RESOURCES FOCUS FUND           + 5.22%    + 3.53%     --         + 2.97%+
--------------------------------------------------------------------------------

PRIME BOND FUND                        +11.34%    + 7.82%    + 7.26%     --
--------------------------------------------------------------------------------

QUALITY EQUITY FUND                    +14.29%    +11.22%    +11.14%     --
--------------------------------------------------------------------------------

WORLD INCOME FOCUS FUND                + 8.28%     --         --         + 3.65%++
--------------------------------------------------------------------------------




    * Returns are calculated as if the contract were surrendered at the end of the periods shown and assume the separate account had been in existence and a contract had been in force during the periods shown. They reflect separate account charges deducted daily at an annual rate of 1.25% mortality and expense risk charge, and a 0.10% administrative charge. In addition, a contingent deferred sales charge incrementally decreasing from 7% in the first year a premium is invested in the contract to 0% the eighth year and later that the premium remains in the contract, deducted on the last day of the period shown, and a contract maintenance charge of $40 are reflected. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.

    + The Fund commenced operations on 6/01/88.

    ++ The Fund commenced operations on 7/01/93.

    +++ The Fund commenced operations on 5/02/94.

    ++++ The Fund commenced operations on 5/01/86.

    +++++ The Fund commenced operations on 2/28/92.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.
                                                                              15

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1995


                   SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*


PORTFOLIO PLUS VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                        YEAR   FIVE YEARS TEN YEARS     SINCE
                                       ENDED     ENDED      ENDED     INCEPTION
                                      12/31/95  12/31/95   12/31/95  TO 12/31/95
--------------------------------------------------------------------------------

AMERICAN BALANCED FUND                 +14.96%    + 8.83%     --          +8.39%+
--------------------------------------------------------------------------------

EQUITY GROWTH FUND                     +39.50%    +16.88%    + 7.37%     --
--------------------------------------------------------------------------------

FLEXIBLE STRATEGY FUND                 +11.67%    + 9.12%     --          +8.45%++
--------------------------------------------------------------------------------

HIGH CURRENT INCOME FUND               +11.29%    +15.94%    + 9.99%     --
--------------------------------------------------------------------------------

NATURAL RESOURCES FOCUS FUND           + 7.90%    + 3.41%     --          +2.60%+++
--------------------------------------------------------------------------------

PRIME BOND FUND                        +14.01%    + 7.74%    + 7.38%     --
--------------------------------------------------------------------------------

QUALITY EQUITY FUND                    +16.96%    +11.16%    +11.26%     --
--------------------------------------------------------------------------------




    * Returns are calculated as if the contract were surrendered at the end of the periods shown. They reflect separate account charges deducted daily at an annual rate of 1.25% mortality and expense risk charge, and 0.05% distribution expense charge. (Family Life Insurance Company contracts are assessed a 1.30% mortality and expense risk charge and no distribution expense charge.) In addition, a contingent deferred sales charge of 5% for the first seven years the premium remains in the contract, deducted on the last day of the period shown, and a contract administration charge of $30 are reflected. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.


   Charges reflected are for non-qualified contracts. Qualified contracts have a lower expense risk charge. Average annual total returns for those contract owners would, therefore, be higher than the returns shown above.

    + The Fund commenced operations on 6/01/88.

    ++ The Fund commenced operations on 5/01/86.

    +++ The Fund commenced operations on 6/01/88.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.
16

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1995


                     SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*


INVESTOR LIFE/INVESTOR LIFE PLUS VARIABLE LIFE INSURANCE POLICIES
--------------------------------------------------------------------------------------

                                                                    YEAR      SINCE
                                                                   ENDED    INCEPTION
                                                                  12/31/95 TO 12/31/95
--------------------------------------------------------------------------------------

BASIC VALUE FOCUS FUND                                             +15.36%     +11.75%+
--------------------------------------------------------------------------------------

DEVELOPING CAPITAL MARKETS FOCUS FUND                              -10.97%     -10.14%++
--------------------------------------------------------------------------------------

GLOBAL UTILITY FOCUS FUND                                          +14.21%     + 5.15%+
--------------------------------------------------------------------------------------

INTERNATIONAL BOND FUND                                            + 6.31%     + 3.50%++
--------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND                                    - 4.47%     - 4.23%+
--------------------------------------------------------------------------------------

WORLD INCOME FOCUS FUND                                            + 6.65%     + 3.07%+
--------------------------------------------------------------------------------------




    * Returns reflect a separate account mortality and expense risk charge at an annual rate of 0.90% and a deferred contract load of 9%. They do not reflect quarterly cost of insurance. Returns would be lower if they reflected the deduction for cost of insurance, which can vary by age, sex, and rating class of the insured, and by each contract's net amount at risk. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.

    + Funds commenced operations on 7/1/93.

    ++ Funds commenced operations on 5/2/94.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1995


                 SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*


ESTATE INVESTOR I & II VARIABLE LIFE INSURANCE POLICIES
-------------------------------------------------------------------------------

                                                          YEAR         SINCE
                                                         ENDED       INCEPTION
                                                        12/31/95    TO 12/31/95
-------------------------------------------------------------------------------

BASIC VALUE FOCUS                                        +24.36%        +16.82%+
-------------------------------------------------------------------------------

GLOBAL UTILITY FOCUS                                     +23.21%        +10.41%+
-------------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS                               + 4.53%        + 1.25%+
-------------------------------------------------------------------------------

WORLD INCOME FOCUS                                       +15.65%        + 8.36%+
-------------------------------------------------------------------------------

DEVELOPING CAPITAL MARKETS FOCUS                         - 1.97%        - 4.47%++
-------------------------------------------------------------------------------

INTERNATIONAL BOND                                       +15.31%        + 8.78%++
-------------------------------------------------------------------------------




  * Returns assume the separate account had been in existence and a contract had been in force during the periods shown. They reflect the separate account mortality and expense risks charge at an annual rate of 0.90%. Returns do not reflect contract loading or quarterly cost of insurance, which varies by age, sex and underwriting class of the insured and the contract's net amount at risk. Returns would be lower if these two charges were reflected. Refer to the product prospectus which contains a more complete description of all charges and fees.

 When contract loading is reflected, the returns for One Year and Since
  Inception, respectively, would be: Basic Value Focus Fund, -37.82%, -22.95%; Global Utility Focus, -38.39%, -27.17%; International Equity Focus, -47.74%, -33.21%; World Income Focus, -42.18%, -28.53%; Developing Capital Markets Focus, -50.99%, -36.99; and International Bond, -42.35%, -28.25%.

  + Funds commenced operations on 7/1/93.

  ++ Funds commenced operations on 5/2/94.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.
18

AMERICAN BALANCED FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

                                                 6/01/88**             12/95
                                                -----------         -----------

American Balanced Fund*+                         $10,000             $20,853

S&P 500 Index++                                  $10,000             $29,211

Weighted Index+++                                $10,000             $21,413

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
  + American Balanced Fund invests in a balanced portfolio of fixed-income and equity securities.
  ++ This unmanaged broad-based Index is comprised of common stocks.
  +++ This unmanaged Index, which is an equally weighted blend of the Three-Month Treasury Bill Index, the Merrill Lynch B0A0 Index, and the S&P 500 Index, is comprised of US Treasury Bills maturing in up to 3 months, investment-grade bonds, and common stocks.


  Past performance is not predictive of future performance.


BASIC VALUE FOCUS FUND
TOTAL RETURN BASED ON $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                                 7/01/93**             12/95
                                                -----------         -----------

Basic Value Focus Fund*+                         $10,000             $14,065

S&P 500 Index++                                  $10,000             $14,672

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ Basic Value Focus Fund invests primarily in equities that Fund Management believes are undervalued.
++ This unmanaged broad-based Index is comprised of common stocks.

  Past performance is not predictive of future performance.

DEVELOPING CAPITAL MARKETS FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Morgan Stanley Capital International EAFE Index. Beginning and ending values are:


                                                 5/02/94**             12/95
                                                -----------         -----------

Developing Capital Markets
Focus Fund*+                                     $10,000             $ 9,407
Morgan Stanley Capital
International EAFE Index++                       $10,000             $11,110


  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
  + Developing Capital Markets Focus Fund invests in securities, principally equities, of issuers in countries having smaller capital markets
  ++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East, calculated in US dollars.

  Past performance is not predictive of future performance.

EQUITY GROWTH FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Russell 1000 Growth Index. Beginning and ending values are:
                                                  12/85               12/95
                                                -----------         -----------

Equity Growth Fund*+                             $10,000             $23,325

Russell 1000 Growth Index++                      $10,000             $39,364

Russell 2000 Growth Index+++                     $10,000             $26,160

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ Equity Growth Fund invests primarily in common stocks of small companies and emerging growth companies regardless of size.
++ This unmanaged broad-based index is comprised of a representative sampling of the common stocks of 1,000 of the largest publicly traded companies domiciled in the United States.
+++ This unmanaged broad-based index is comprised of the common stock of the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States.

  Past performance is not predictive of future performance

FLEXIBLE STRATEGY FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:


                                                 5/01/86**            12/95
                                                -----------         -----------

Flexible Strategy Fund*+                         $10,000             $24,918

S&P 500 Index++                                  $10,000             $35,482

Weighted Index+++                                $10,000             $28,891
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ Flexible Strategy Fund, through a flexible investment policy, invests in equity securities, intermediate- and long-term debt obligations and money market securities of domestic and foreign issuers.
++ This unmanaged broad-based Index is comprised of common stocks.
+++ This unmanaged Index, which is an equally weighted blend of the S&P 500
  Index and the Merrill Lynch B0A0 Index, is comprised of common stocks as well as investment-grade bonds.


  Past performance is not predictive of future performance.



GLOBAL STRATEGY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Morgan Stanley Capital International World Index and a Weighted Index. Beginning and ending values are:


                                                 2/28/92**            12/95
                                                -----------         -----------

Global Strategy Focus Fund*+                     $10,000             $13,537
Morgan Stanley Capital
International World Index++                      $10,000             $15,277

Weighted Index+++                                $10,000             $14,634
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ Global Strategy Focus Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.
++ This unmanaged market capitalization-weighted index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged Index, which is an equally weighted blend of the Morgan
   Stanley World Index, the Salomon Brothers World Government Bond Index, and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, government bonds and money market securities in the major markets, including the United
   States.


Past performance is not predictive of future performance.

GLOBAL UTILITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Financial Times/S&P-Actuaries World Index and the Financial Times-Actuaries World Utilities Index. Beginning and ending values are:

                                                 7/01/93**            12/95
                                                -----------         -----------

Global Utility Focus Fund*+                      $10,000             $12,154
Financial Times/S&P-Actuaries
World Index++                                    $10,000             $13,435
Financial Times/S&P-Actuaries
World Utilities Index+++                         $10,000             $11,912


* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ Global Utility Focus Fund invests at least 65% of total assets in equity and debt securities of domestic and foreign firms involved in electricity, telecommunications, gas or water.
++ This unmanaged market capitalization-weighted Index is comprised of nearly
  2,200 equities from 24 countries in 12 regions, including the United States. +++ This unmanaged market capitalization-weighted Index is comprised of utility stocks from any of the 24 countries that make up the Financial Times/S&P--Actuaries World Index.

Past performance is not predictive of future performance.



HIGH CURRENT INCOME FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the First Boston High Yield Index. Beginning and ending values are:


                                                  12/85               12/95
                                                -----------         -----------

High Current Income Fund*+                       $10,000             $29,603

First Boston High Yield Index++                  $10,000             $30,498
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ High Current Income Fund invests principally in fixed-income securities,

  which are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality.
++ This unmanaged market-weighted Index of high-yield debt securities is comprised of 423 securities rated BBB or lower.

Past performance is not predictive of future performance.

INTERMEDIATE GOVERNMENT FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch G402 Index. Beginning and ending values are:


                                                 5/02/94**             12/95
                                                -----------         -----------

Intermediate Government Fund*+                   $10,000             $11,688

Merrill Lynch G402 Index++                       $10,000             $12,310
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ Intermediate Government Bond Fund invests only in securities issued or guaranteed by the US Government and its agencies with a maximum maturity not to exceed 15 years.
++ This unmanaged Index is comprised of intermediate-term US Government bond and US Treasury securities maturing in 7-10 years.

Past performance is not predictive of future performance.



INTERNATIONAL BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the JP Morgan Non-US Dollar Government Bond Index. Beginning and ending values are:


                                                 5/02/94**             12/95
                                                -----------         -----------

International Bond Fund*+                        $10,000             $11,678
JP Morgan Non-US Dollar
Government Bond Index++                          $10,000             $12,500
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ International Bond Fund invests only in a non-US international portfolio of debt instruments denominated in various currencies and multinational currency units.
++ This unmanaged Index is comprised of global government bonds of the economies of the Organization for Economic Organization and Development, other than the United States.

Past performance is not predictive of future performance.

INTERNATIONAL EQUITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Financial Times/S&P-Actuaries World Ex-US Index. Beginning and ending values are:


                                                 7/01/93**            12/95
                                                -----------         -----------

International Equity Focus Fund*+                $10,000             $11,698
Financial Times/S&P-Actuaries
Ex-US Index Index++                              $10,000             $12,827


* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ International Equity Focus Fund invests in a portfolio of securities of foreign countries, both developed and developing, throughout the world. ++ This unmanaged capitalization-weighted index is comprised of over 1,800 companies in 24 countries, excluding the United States.

Past performance is not predictive of future performance.



NATURAL RESOURCES FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P Industrials Index, the Consumer Price Index and the Lipper Natural Resources Aveerage. Beginning and ending values are:


                                                 6/01/88**             12/95
                                                -----------         -----------

Natural Resources Focus Fund*+                   $10,000             $13,778

S&P Industrials Index++                          $10,000             $29,272

Lipper Natural Resources Average+++              $10,000             $18,453

Consumer Price Index++++                         $10,000             $13,096
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ Natural Resources Focus Fund invests primarily in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization.
+++ This unmanaged Index is comprised of all US mutual funds classified as natural resource-related funds.
++++ This unmanaged Index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.

Past performance is not predictive of future performance.

PRIME BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch C0A0 Index. Beginning and ending values are:


                                                  12/85               12/95
                                                -----------         -----------

Prime Bond Fund*+                                $10,000             $23,321

Merrill Lynch C0A0 Index++                       $10,000             $27,146
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ Prime Bond Fund invests primarily in long-term corporate bonds rated A or better by either Standard & Poor's Corp. or Moody's Investors Service, Inc. ++ This unmanaged broad-based Index is comprised of all industrialized bonds rated BBB3 of higher, of all maturities.

Past performance is not predictive of future performance.

QUALITY EQUITY FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                                  12/85               12/95
                                                -----------         -----------

Quality Equity Fund*+                            $10,000             $33,146

S&P 500 Index++                                  $10,000             $40,109
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ Quality Equity Fund, which uses a fully managed investment policy, invests primarily in common stocks of large-capitalization companies, as well as investment-grade debt and convertible securities.
++ This unmanaged broad-based Index is comprised of all common stocks.

Past performance is not predictive of future performance.

WORLD INCOME FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch G5A0 Index and a Weighted Index. Beginning and ending values are:


                                                 7/01/93**            12/95
                                                -----------         -----------

World Income Focus Fund*+                        $10,000             $11,834

Merrill Lynch G5A0 Index++                       $10,000             $11,526

Weighted Index+++                                $10,000             $14,188
* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
+ World Income Focus Fund invests in US and foreign government and corporate bonds, including US high-yield bonds.
++ This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years.
+++ The weighted index consists of 40% High Yield Master Index MLJ0A0 and 60%
  JP Morgan Global Government Bond Index excluding Japan.

Past performance is not predictive of future performance.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                                SHARES                                                                VALUE        PERCENT OF
INDUSTRY                          HELD                COMMON STOCKS                   COST          (NOTE 1A)      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------



AEROSPACE                       20,000    Boeing Co.. . . . . . . . . . . . . .    $   1,465,078   $   1,567,500         0.7%

                                42,000    United Technologies Corp. . . . . . .        2,368,095       3,984,750         1.9
                                                                                 --------------- --------------- -----------

                                                                                       3,833,173       5,552,250         2.6

-------------------------------------------------------------------------------------------------------------------------------


APPLIANCES                      60,000    Whirlpool Corp.. . . . . . . . . . .         3,469,400       3,195,000         1.5

-------------------------------------------------------------------------------------------------------------------------------


AUTO & TRUCK                   120,000    Ford Motor Co.. . . . . . . . . . . .        3,234,604       3,480,000         1.6

-------------------------------------------------------------------------------------------------------------------------------


BANKING                         45,000    Bank of New York, Inc.. . . . . . . .        2,126,624       2,193,750         1.0

-------------------------------------------------------------------------------------------------------------------------------


CHEMICALS                       55,100    Eastman Chemical Co.. . . . . . . . .        2,468,862       3,450,638         1.6

-------------------------------------------------------------------------------------------------------------------------------


COMPUTER SERVICES               40,000    General Motors Corp. (Class E). . . .        2,058,814       2,080,000         1.0

-------------------------------------------------------------------------------------------------------------------------------


ELECTRONIC/INSTRUMENTS          57,900    Corning Inc.. . . . . . . . . . . . .        1,598,515       1,852,800         0.9

                                27,000    Texas Instruments Inc.. . . . . . . .        1,621,890       1,397,250         0.7
                                                                                 --------------- --------------- -----------
                                                                                       3,220,405       3,250,050         1.6

-------------------------------------------------------------------------------------------------------------------------------


ENERGY RELATED                  14,800   +California Energy Co., Inc.. . . . .           251,600         288,600         0.1

-------------------------------------------------------------------------------------------------------------------------------


ENVIRONMENTAL CONTROL          197,792    Wheelabrator Technologies, Inc.. . .         3,340,872       3,313,016         1.6

-------------------------------------------------------------------------------------------------------------------------------


HARDWARE PRODUCTS               67,700    Stanley Works Co. (The). . . . . . .         2,802,105       3,486,550         1.6

-------------------------------------------------------------------------------------------------------------------------------


HEALTHCARE                     172,400   +Humana, Inc.. . . . . . . . . . . . .        2,449,466       4,719,450         2.2

-------------------------------------------------------------------------------------------------------------------------------


INSURANCE                       30,000    Aetna Life & Casualty Co.. . . . . .         2,232,630       2,077,500         1.0

                                50,000    Allstate Corp.. . . . . . . . . . . .        2,046,610       2,056,250         1.0

                                43,200    National Re Corp.. . . . . . . . . .         1,400,864       1,641,600         0.8
                                                                                 --------------- --------------- -----------
                                                                                       5,680,104       5,775,350         2.8

-------------------------------------------------------------------------------------------------------------------------------

                                                                                       1,726,248       1,586,250         0.7
METALS                          30,000    Aluminum Co. of America. . . . . . .

-------------------------------------------------------------------------------------------------------------------------------


NATURAL GAS                     18,100    Enron Corp.. . . . . . . . . . . . .           684,228         690,062         0.3

-------------------------------------------------------------------------------------------------------------------------------


PETROLEUM                       27,000    Pennzoil Co.. . . . . . . . . . . . .        1,067,242       1,140,750         0.5

-------------------------------------------------------------------------------------------------------------------------------


PETROLEUM & EQUIPMENT SERVICES 160,300    Dresser Industries, Inc.. . . . . . .        3,300,993       3,907,312         1.8

-------------------------------------------------------------------------------------------------------------------------------


PHARMACEUTICALS                 90,000    Abbott Laboratories. . . . . . . . .         2,827,672       3,757,500         1.8

                               101,000    Merck & Co., Inc.. . . . . . . . . .         3,482,470       6,640,750         3.1
                                                                                 --------------- --------------- -----------
                                                                                       6,310,142      10,398,250         4.9

-------------------------------------------------------------------------------------------------------------------------------


PHOTOGRAPHY                     67,400    Eastman Kodak Co.. . . . . . . . . .         2,909,430       4,515,800         2.1

-------------------------------------------------------------------------------------------------------------------------------


RETAIL                          41,000    Sears, Roebuck & Co.. . . . . . . . .        1,634,436       1,599,000         0.8

-------------------------------------------------------------------------------------------------------------------------------


SCIENTIFIC EQUIPMENT            80,000    Fisher Scientific International, Inc.        2,468,552       2,670,000         1.3

-------------------------------------------------------------------------------------------------------------------------------



TELECOMMUNICATIONS              67,800    AT&T Corp.. . . . . . . . . . . . . .        3,588,830       4,390,050         2.1

                                59,600    Bell Atlantic Corp.. . . . . . . . .         3,218,314       3,985,750         1.9
                                                                                 --------------- --------------- -----------
                                                                                       6,807,144       8,375,800         4.0

-------------------------------------------------------------------------------------------------------------------------------


                                          TOTAL COMMON STOCKS                         61,844,444      75,667,878        35.6

-------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)



                             FACE                                                                   VALUE           PERCENT OF
                            AMOUNT           US GOVERNMENT OBLIGATIONS              COST          (NOTE 1A)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------



US TREASURY NOTES                     US Treasury Notes:

                         $ 12,550,000 6.25% due 2/15/2003. . . . . . . . . .     $  12,863,703    $  13,093,164            6.1%


                            8,750,000 5.75% due 8/15/2003. . . . . . . . . .         8,756,820        8,855,263            4.2

                           11,300,000 7.25% due 5/15/2004. . . . . . . . . .        11,427,203       12,543,000            5.9

                           30,500,000 7.25% due 8/15/2004. . . . . . . . . .        30,594,766       33,916,915           15.9

                           10,000,000 7.875% due 11/15/2004. . . . . . . . .        10,003,750       11,575,000            5.4

                           19,500,000 6.50% due 8/15/2005. . . . . . . . . .        19,528,063       20,773,545            9.8
                                                                              ---------------- ---------------- --------------
                                                                                    93,174,305      100,756,887           47.3

-----------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL US GOVERNMENT OBLIGATIONS               93,174,305      100,756,887           47.3

-----------------------------------------------------------------------------------------------------------------------------------


                                               SHORT-TERM SECURITIES

-----------------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER*           8,837,000 General Electric Capital Corp.,
                                      5.90% due 1/02/1996. . . . . . . . . .         8,831,207        8,831,207            4.1

                            2,000,000 Sandoz Corp., 5.75% due 1/29/1996. . .         1,990,097        1,990,097            0.9
                                                                              ---------------- ---------------- --------------
                                                                                    10,821,304       10,821,304            5.0

-----------------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT &                       Federal National Mortgage Association:
AGENCY OBLIGATIONS*        17,000,000 5.44% due 1/23/1996. . . . . . . . . .        16,935,778       16,935,778            8.0

                            3,000,000 5.45% due 2/02/1996. . . . . . . . . .         2,984,104        2,984,104            1.4
                                                                              ---------------- ---------------- --------------
                                                                                    19,919,882       19,919,882            9.4

-----------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL SHORT-TERM SECURITIES                   30,741,186       30,741,186           14.4

-----------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL INVESTMENTS. . . . . . . . . . .     $ 185,759,935      207,165,951           97.3
                                                                              ----------------
                                                                              ----------------



                                      OTHER ASSETS LESS LIABILITIES. . . . .                          5,746,263            2.7
                                                                                               ----------------       --------



                                      NET ASSETS. . . . . . . . . . . . . .                       $ 212,912,214          100.0%
                                                                                               ----------------       --------
                                                                                               ----------------       --------

-----------------------------------------------------------------------------------------------------------------------------------


* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.






See Notes to Financial Statements.
28

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                                       SHARES                                                              VALUE      PERCENT OF
INDUSTRY                                 HELD                    STOCKS                      COST        (NOTE 1A)    NET ASSETS



DISCOUNT FROM BOOK VALUE


---------------------------------------------------------------------------------------------------------------------------------


METALS--NON FERROUS                   200,000    ASARCO Inc.. . . . . . . . . . . . . .    $ 5,560,078   $ 6,400,001       2.1%

BANKING                               115,000    Bankers Trust New York Corp.. . . . .       7,324,748     7,647,500       2.5

HOME--BUILDERS                        300,000   +Beazer Homes USA, Inc.. . . . . . . .       4,726,724     6,187,500       2.0

RETAIL                              1,250,000    Charming Shoppes, Inc.. . . . . . . .       4,542,678     3,515,625       1.2

SAVINGS & LOANS                       425,000   +Greater N.Y. Savings Bank. . . . . . .      3,903,636     4,993,750       1.6

SAVINGS & LOANS                       350,000    Klamath First Bancorp, Inc.. . . . . .      4,558,580     4,725,000       1.5

TECHNOLOGY                            892,500   +Micronics Computers, Inc.. . . . . . .      3,961,500     3,123,750       1.0

TECHNOLOGY                            350,000   +Storage Technology Corp.. . . . . . .       8,993,541     8,356,250       2.7

OIL--REFINERS                         600,000    Total Petroleum Ltd.. . . . . . . . .       6,950,309     5,850,000       1.9

STEEL                                 500,000   +WHX Corp.. . . . . . . . . . . . . . .      5,555,716     5,437,500       1.8
                                                                                         ------------- -------------     -----
                                                                                            56,077,510    56,236,876      18.3

---------------------------------------------------------------------------------------------------------------------------------


BELOW-AVERAGE PRICE/EARNINGS RATIO

---------------------------------------------------------------------------------------------------------------------------------


OIL--DOMESTIC                         400,000   +American Exploration Co.. . . . . . .       4,320,000     4,500,000       1.5

TEXTILE                               300,000   +Burlington Industries, Inc.. . . . . .      3,402,116     3,937,500       1.3

TECHNOLOGY                            450,000   +Computervision Corp.. . . . . . . . .       5,182,593     6,918,750       2.2

RESTAURANTS                           400,000    Darden Restaurants, Inc.. . . . . . .       4,190,320     4,750,000       1.5

FARM & CONSTRUCTION EQUIPMENT         200,000    Deere & Co.. . . . . . . . . . . . . .      5,763,000     7,050,000       2.3

RETAIL                                200,000    Dillard Department Stores Inc.. . . .       5,604,050     5,700,000       1.9

CAPITAL GOODS                          55,000    Eaton Corp.. . . . . . . . . . . . . .      2,768,865     2,949,375       1.0

MEDICAL SERVICES                      170,000   +Foundation Health Corp.. . . . . . . .      5,212,568     7,310,000       2.4

AUTOMOTIVE                            115,000    General Motors Corp.. . . . . . . . .       4,897,034     6,080,625       2.0

FOREST PRODUCTS & PAPER               200,000    International Paper Co.. . . . . . . .      7,553,471     7,575,000       2.5

OIL & GAS PRODUCERS                   400,000   +Swift Energy Co.. . . . . . . . . . .       3,428,253     4,800,000       1.6

TECHNOLOGY                            450,000   +SyQuest Technology, Inc.. . . . . . .       6,081,628     4,443,750       1.4

INFORMATION PROCESSING                600,000   +Tandem Computers, Inc.. . . . . . . .       7,341,921     6,375,000       2.1

INSURANCE                             120,000    TIG Holdings, Ltd.. . . . . . . . . .       2,212,475     3,420,000       1.1

INSURANCE                              60,000    Travelers Inc.. . . . . . . . . . . .       2,164,264     3,772,500       1.2

STEEL                                 200,000    USX-US Steel Group. . . . . . . . . .       6,442,753     6,150,000       2.0

TECHNOLOGY                            350,000   +Western Digital Corp.. . . . . . . . .      5,776,739     6,256,250       2.0
                                                                                         ------------- ------------- ---------
                                                                                            82,342,050    91,988,750      30.0


---------------------------------------------------------------------------------------------------------------------------------


ABOVE-AVERAGE YIELD

---------------------------------------------------------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUST          170,000    Bay Apartment Communities, Inc.. . . .      3,289,250     4,122,500       1.3

PHARMACEUTICALS                        50,000    Bristol-Myers Squibb Co.. . . . . . .       3,266,500     4,293,750       1.4

REAL ESTATE INVESTMENT TRUST          150,000    Camden Property Trust. . . . . . . . .      3,552,388     3,581,250       1.2

TELECOMMUNICATIONS                    200,000    Comsat Corp.. . . . . . . . . . . . .       4,502,407     3,725,000       1.2

REAL ESTATE INVESTMENT TRUST          150,000    Evans Withycombe Residential, Inc.          3,013,687     3,225,000       1.0

REAL ESTATE INVESTMENT TRUST          200,000    Felcor Suite Hotels, Inc.. . . . . . .      4,559,750     5,550,000       1.8

AUTOMOTIVE                            150,000    Ford Motor Co.. . . . . . . . . . . .       4,269,630     4,350,000       1.4

OIL/DOMESTIC                          400,000    Occidental Petroleum Corp.. . . . . .       8,263,747     8,550,000       2.8

CHEMICALS                              75,000    Olin Corp.. . . . . . . . . . . . . .       5,103,379     5,568,750       1.8

FINANCIAL SERVICES                    120,000    Student Loan Marketing Association. .       4,600,626     7,905,000       2.6

SAVINGS & LOANS                       200,000    Washington Mutual Savings Bank. . . .       4,325,030     5,725,000       1.9

OIL/INTERNATIONAL                     350,000    Yacimientos Petroliferos Fiscales S.A.
                                                 (ADR) (a). . . . . . . . . . . . . . .      6,701,840     7,568,750       2.5
                                                                                         ------------- -------------     -----
                                                                                            55,448,234    64,165,000      20.9

---------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)



                               SHARES                                                               VALUE        PERCENT OF
INDUSTRY                         HELD                    STOCKS                       COST        (NOTE 1A)      NET ASSETS



SPECIAL SITUATIONS


-----------------------------------------------------------------------------------------------------------------------------


CONGLOMERATES                 410,000   +ADT Ltd. (ADR)(a). . . . . . . . . . .    $  4,023,839   $  6,150,000         2.0%

ENVIRONMENTAL SERVICES        749,000   +Allwaste, Inc.. . . . . . . . . . . .        4,019,112      3,557,750         1.2

MEDICAL SERVICES              600,000   +Applied Bioscience International Inc..       3,131,814      4,050,000         1.3

PHOTOGRAPHY                    80,000    Eastman Kodak Co.. . . . . . . . . . .       3,807,057      5,360,000         1.7

TECHNOLOGY                    410,000   +Exabyte Corp.. . . . . . . . . . . . .       5,727,299      5,996,250         2.0

INFORMATION PROCESSING         73,700    International Business Machines Corp..       6,578,580      6,761,975         2.2

HOTELS                        428,600    John Q. Hammons Hotels, Inc.. . . . .        5,770,642      3,964,550         1.3

RETAIL SPECIALTY              100,000    The Limited, Inc.. . . . . . . . . . .       1,883,236      1,737,500         0.6

STEEL                         550,000   +Lone Star Technologies, Inc.. . . . .        4,005,548      6,050,000         2.0

TELECOMMUNICATIONS            200,000    MCI Communications Corp.. . . . . . .        4,374,687      5,225,000         1.7

PHARMACEUTICALS                20,000    Merck & Co., Inc.. . . . . . . . . . .         604,700      1,315,000         0.4

AUTO--RELATED                 375,000   +National Auto Credit, Inc.. . . . . .        4,184,203      6,093,750         2.0

SEMICONDUCTORS                100,000   +National Semiconductor Corp.. . . . .        2,292,800      2,225,000         0.7

OIL--RELATED                  400,000   +TETRA Technologies, Inc.. . . . . . .        3,882,680      6,950,000         2.3

RETAIL                        400,000    Woolworth Corp.. . . . . . . . . . . .       5,519,879      5,200,000         1.7
                                                                                 -------------- --------------      ------
                                                                                     59,806,076     70,636,775        23.1

-----------------------------------------------------------------------------------------------------------------------------


                                         TOTAL STOCKS                               253,673,870    283,027,401        92.3

-----------------------------------------------------------------------------------------------------------------------------


                              FACE
                             AMOUNT               SHORT-TERM SECURITIES

-----------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER*         $ 4,000,000    Ciesco L.P., 5.70% due 1/11/1996. . .        3,991,767      3,991,767         1.3

                            4,000,000    Daimler-Benz AG, 5.72%
                                         due 1/26/1996. . . . . . . . . . . . .       3,982,204      3,982,204         1.3

                            3,778,000    General Electric Capital Corp., 5.90%
                                         due 1/02/1996. . . . . . . . . . . . .       3,775,523      3,775,523         1.2

                            4,000,000    National Fleet Corp., 5.57% due
                                         2/23/1996. . . . . . . . . . . . . . .       3,965,342      3,965,342         1.3

-----------------------------------------------------------------------------------------------------------------------------


                                         TOTAL COMMERCIAL PAPER                      15,714,836     15,714,836         5.1

-----------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT & AGENCY     10,000,000    Federal National Mortgage Association,
OBLIGATIONS*                             5.59% due 1/18/1996. . . . . . . . .         9,968,944      9,968,944         3.3

-----------------------------------------------------------------------------------------------------------------------------


                                         TOTAL US GOVERNMENT & AGENCY
                                         OBLIGATIONS                                  9,968,944      9,968,944         3.3

-----------------------------------------------------------------------------------------------------------------------------


                                         TOTAL SHORT-TERM SECURITIES                 25,683,780     25,683,780         8.4

-----------------------------------------------------------------------------------------------------------------------------


                                         TOTAL INVESTMENTS. . . . . . . . . . .    $279,357,650    308,711,181       100.7
                                                                                 --------------
                                         LIABILITIES IN EXCESS OF OTHER ASSETS.   -- ----------     (2,248,288)       (0.7)
                                                                                                   -----------      ------
                                         NET ASSETS. . . . . . . . . . . . . .                    $306,462,893       100.0%
                                                                                                --------------      ------
                                                                                                 -- ----------       -----

-----------------------------------------------------------------------------------------------------------------------------



* Commercial Paper and certain US Government & Agency obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(a) American Depositary Receipts (ADR).

+  Non-income producing security.























See Notes to Financial Statements.
30

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                                                                                                   VALUE        PERCENT OF
AFRICA       INDUSTRY              SHARES HELD               INVESTMENTS               COST      (NOTE 1A)      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------



SOUTH AFRICA BEVERAGE & TOBACCO           83,700    Rembrandt Group Ltd.. . . . .    $  561,187   $  803,814         1.5%

                                          15,000    South African Breweries Ltd..       344,669      549,458         1.0
                                                                                    -- --------  -- --------   ---- ----
                                                                                        905,856    1,353,272         2.5

             ---------------------------------------------------------------------------------------------------------------


             FINANCIAL SERVICES           39,000    Nedcor Ltd.. . . . . . . . .        471,036      674,167         1.2

             ---------------------------------------------------------------------------------------------------------------


             GOLD MINING                  43,700    Beatrix Mines Ltd.. . . . . .       400,616      392,694         0.7
                                          66,000    Kinross Mines Ltd.                  707,287      620,250         1.1
                                                                                       --------     --------        ----
                                                                                      1,107,903    1,012,944         1.8

             ---------------------------------------------------------------------------------------------------------------


             MINING                       18,000    De Beers Consolidated
                                                    Mines Ltd. (ADR) (a). . . . .       454,723      545,754         1.0

                                          33,900    Driefontein Consolidated Ltd.
                                                     (ADR) (a). . . . . . . . . .       484,124      419,513         0.8
                                                                                       --------     --------        ----

                                                                                        938,847      965,267         1.8


             ---------------------------------------------------------------------------------------------------------------


             MULTI--INDUSTRY               6,000    ASA Ltd. (ADR) (a). . . . . .       281,052      222,750         0.4

                                          22,000    The Morgan Stanley Africa
                                                    Investment Fund, Inc. (ADR)
                                                     (a). . . . . . . . . . . . .       254,320      283,250         0.5

                                          18,000    New South Africa Fund, Inc.
                                                     (ADR) (a). . . . . . . . . .       257,580      270,000         0.5

                                          18,000    Southern Africa Fund, Inc.
                                                    (ADR) (a). . . . . . . . . .        264,224      294,750         0.5
                                                                                    -- --------  -- --------   ---- ----

                                                                                      1,057,176    1,070,750         1.9

             ---------------------------------------------------------------------------------------------------------------


             STEEL                       403,499    South Africa Iron & Steel
                                                     Industrial Corp., Ltd.. . .        438,274      363,144         0.7

             ---------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    SOUTH AFRICA                      4,919,092    5,439,544         9.9

             ---------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    AFRICA                            4,919,092    5,439,544         9.9

----------------------------------------------------------------------------------------------------------------------------


EUROPE

----------------------------------------------------------------------------------------------------------------------------


GREECE       BEVERAGE                     14,400    Hellenic Bottling Co. S.A.. .       281,725      471,622         0.8

             ---------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    GREECE                              281,725      471,622         0.8

----------------------------------------------------------------------------------------------------------------------------


HUNGARY      FOOD                          2,065    Pick Szeged
                                                    Reszvenytarsasag (ADR)
                                                    (a) (d). . . . . . . . . . .        141,347       76,983         0.1

             ---------------------------------------------------------------------------------------------------------------


             HEALTH/PERSONAL CARE         26,000    Gideon Richter (GDR) (b). . .       474,500      499,200         0.9

             ---------------------------------------------------------------------------------------------------------------


             TELECOMMUNICATIONS            1,100   +Magyar TavKozlesi
                                                    Reszvenytarsasag
                                                    (Ordinary). . . . . . . . . .       174,885      168,326         0.3

             ---------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    HUNGARY                             790,732      744,509         1.3

----------------------------------------------------------------------------------------------------------------------------


POLAND       MULTI--INDUSTRY             182,551   +Mostostal-Export S.A.. . . .        469,280      359,323         0.7

             ---------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    POLAND                              469,280      359,323         0.7

----------------------------------------------------------------------------------------------------------------------------


PORTUGAL     ENGINEERING &                32,500    Sociedade de Construcoes
             CONSTRUCTION                           Soares de Costa S.A.. . . . .       550,438      369,744         0.7

             ---------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    PORTUGAL                            550,438      369,744         0.7

----------------------------------------------------------------------------------------------------------------------------


RUSSIA       MULTI--INDUSTRY             134,688   +Fleming Russia Securities
                                                    Fund (ADR) (a). . . . . . . .     1,198,948      740,784         1.3

             ---------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    RUSSIA                            1,198,948      740,784         1.3

----------------------------------------------------------------------------------------------------------------------------


SRI LANKA    DIVERSIFIED                   6,500    John Keells Holdings Corp.
                                                    (GDR) (b). . . . . . . . . .         65,000       34,125         0.1


             ---------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    SRI LANKA                            65,000       34,125         0.1

----------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)


EUROPE                                                                                           VALUE       PERCENT OF
(CONCLUDED) INDUSTRY             SHARES HELD               INVESTMENTS               COST      (NOTE 1A)     NET ASSETS

-------------------------------------------------------------------------------------------------------------------------


TURKEY      BUILDING MATERIALS      1,437,165    Alarko Holdings A.S.. . . . .     $  598,650   $  581,992        1.1%

            -------------------------------------------------------------------------------------------------------------


            FOOD                    9,269,000   +Dardanel Onentas Gida A.S.. .        608,632      405,998        0.7

            -------------------------------------------------------------------------------------------------------------


            INSURANCE                 116,250   +Aksigorta A.S.. . . . . . . .         23,250        9,127        0.0

            -------------------------------------------------------------------------------------------------------------


            METAL FABRICATING       3,800,000    Eregli Demir Ve Celik
                                                  Fabrikalari T A.S.. . . . . .       507,414      314,050        0.6

            -------------------------------------------------------------------------------------------------------------


                                                 TOTAL INVESTMENTS IN
                                                 TURKEY                             1,737,946    1,311,167        2.4

-------------------------------------------------------------------------------------------------------------------------


                                                 TOTAL INVESTMENTS IN
                                                 EUROPE                             5,094,069    4,031,274        7.3

-------------------------------------------------------------------------------------------------------------------------


LATIN
AMERICA
            -------------------------------------------------------------------------------------------------------------


ARGENTINA   OIL & RELATED             103,000    Compania Naviera Perez Companc
                                                  S.A.C.F.I.M.F.A.,
                                                  Class B. . . . . . . . . . .        494,603      545,845        1.0

                                       20,800    Yacimientos Petroliferos
                                                 Fiscales S.A. (Sponsored)
                                                 (ADR) (a). . . . . . . . . . .       398,789      449,800        0.8
                                                                                  -- --------  -- --------  ---- ----
                                                                                      893,392      995,645        1.8

            -------------------------------------------------------------------------------------------------------------


            STEEL                     129,000    Siderca S.A.. . . . . . . . .        100,461      125,118        0.2

            -------------------------------------------------------------------------------------------------------------


            TELECOMMUNICATIONS          8,500    Telefonica de Argentina S.A.
                                                  (Class B) (ADR) (a). . . . .        245,003      231,625        0.4

            -------------------------------------------------------------------------------------------------------------


                                                 TOTAL INVESTMENTS IN
                                                 ARGENTINA                          1,238,856    1,352,388        2.4

-------------------------------------------------------------------------------------------------------------------------


BRAZIL      APPLIANCES              2,985,000    Brasmotor Group S.A.
                                                  (Preferred). . . . . . . . .        959,593      592,883        1.1

            -------------------------------------------------------------------------------------------------------------


            BANKING                 1,064,349    Banco Bradesco S.A.
                                                 (ON Shares). . . . . . . . . .         7,568        9,310        0.0

                                   45,520,000    Banco Bradesco S.A.
                                                 (Preferred). . . . . . . . . .       412,890      398,189        0.8
                                                                                     --------     --------       ----
                                                                                      420,458      407,499        0.8

            -------------------------------------------------------------------------------------------------------------


            BEVERAGE                1,900,000    Companhia Cervejaria
                                                 Brahma S.A. PN
                                                 (Preferred). . . . . . . . . .       643,289      782,154        1.4

            -------------------------------------------------------------------------------------------------------------


            FOODS                     800,000    La Bombril S.A. PN (Preferred)        19,694       12,020        0.0

            -------------------------------------------------------------------------------------------------------------


            TELECOMMUNICATIONS         32,780    Telecomunicacoes Brasileiras
                                                 S.A.--Telebras PN (ADR)
                                                 (a). . . . . . . . . . . . . .     1,337,550    1,552,953        2.8

                                    7,155,745    Telecomunicacoes Brasileiras
                                                 S.A.--Telebras PN
                                                 (Preferred). . . . . . . . . .       267,474      344,642        0.6
                                                                                     --------     --------       ----
                                                                                    1,605,024    1,897,595        3.4

            -------------------------------------------------------------------------------------------------------------



            UTILITIES                  29,513    Companhia Energetica de
                                                 Minas Gerais S.A. (CEMIG)
                                                 (ADR) (a). . . . . . . . . . .       558,442      630,840        1.1

                                       20,000    Companhia Energetica de
                                                 Minas Gerais S.A. (CEMIG)
                                                 (ADR) (a) (d). . . . . . . . .       426,315      427,500        0.8
                                                                                     --------     --------       ----
                                                                                      984,757    1,058,340        1.9

            -------------------------------------------------------------------------------------------------------------


            UTILITIES--ELECTRIC       117,000    Centrais Eletricas Brasileiras
                                                 S.A.--Eletrobras 'B'
                                                 (Preferred). . . . . . . . . .        40,181       31,667        0.1

                                    1,928,000    Light--Servicios de
                                                 Electricidade S.A.. . . . . .        806,939      617,071        1.1
                                                                                     --------     --------       ----
                                                                                      847,120      648,738        1.2

            -------------------------------------------------------------------------------------------------------------


                                                 TOTAL INVESTMENTS IN
                                                 BRAZIL                             5,479,935    5,399,229        9.8

-------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)


LATIN
AMERICA
(CONCLUDED)                                                                                             VALUE       PERCENT OF
------------INDUSTRY                 SHARES HELD                INVESTMENTS               COST        (NOTE 1A)     NET ASSETS



CHILE       CLOSED-END FUNDS                 6,500    The Chile Fund, Inc. (ADR) (a)    $   180,636   $   169,000        0.3%

            -------------------------------------------------------------------------------------------------------------------


            TELECOMMUNICATIONS               7,500    Compania de Telefonos de Chile
                                                       S.A. (ADR) (a). . . . . . . .        639,600       621,563        1.1

            -------------------------------------------------------------------------------------------------------------------


                                                      TOTAL INVESTMENTS IN
                                                      CHILE                                 820,236       790,563        1.4

-------------------------------------------------------------------------------------------------------------------------------


ECUADOR     BUILDING MATERIALS                 332    La Cemento Nacional C.A. (ADR)


                                                       (a) (d). . . . . . . . . . .         100,100        56,440        0.1

            -------------------------------------------------------------------------------------------------------------------


                                                      TOTAL INVESTMENTS IN
                                                      ECUADOR                               100,100        56,440        0.1

-------------------------------------------------------------------------------------------------------------------------------


MEXICO      BEVERAGE                       150,000    Fomento Economico
                                                      Mexicano, S.A. de C.V.
                                                      (Femsa) 'B'. . . . . . . . . .        438,253       336,576        0.6

                                            24,000    Fomento Economico
                                                      Mexicano, S.A. de C.V.
                                                      (Femsa) 'B' (ADR) (a) (d). . .         67,488        51,000        0.1
                                                                                       -- ---------  -- ---------   --- ----
                                                                                            505,741       387,576        0.7

                                         -----------------------------------------------------------------------------------


            BUILDING & CONSTRUCTION        126,000    Apasco S.A. de C.V.. . . . . .        458,715       516,420        0.9

            ------------------------------------------                               ----                                   ---


            BUILDING MATERIALS              31,280    Cementos Mexicanos S.A. de
                                                      C.V.. . . . . . . . . . . . .          95,316       103,050        0.2

            -------------------------------------------------------------------------------------------------------------------


            FINANCIAL SERVICES              77,000   +Banca Quadrum S.A. de C.V.
                                                      (ADR) (a). . . . . . . . . . .        510,125       385,000        0.7

            -------------------------------------------------------------------------------------------------------------------


            HEALTH & PERSONAL CARE          44,000    Kimberly-Clark de Mexico,
                                                      S.A. de C.V.. . . . . . . . .         461,632       664,280        1.2

            -------------------------------------------------------------------------------------------------------------------


            LEISURE                         56,000   +Grupo Carso, S.A. de C.V.
                                                      'A1'. . . . . . . . . . . . .         562,674       302,879        0.6

            -------------------------------------------------------------------------------------------------------------------


            RETAIL STORES                   24,000   +Sears Roebuck de Mexico,
                                                      S.A. de C.V. 'B'. . . . . . .          99,756        56,342        0.1

            -------------------------------------------------------------------------------------------------------------------


            TELECOMMUNICATIONS              19,400    Telefonos de Mexico, S.A. de
                                                      C.V. (ADR) (a). . . . . . . .         861,114       618,375        1.1

            -------------------------------------------------------------------------------------------------------------------


                                                      TOTAL INVESTMENTS IN MEXICO         3,555,073     3,033,922        5.5

-------------------------------------------------------------------------------------------------------------------------------


VENEZUELA   BUILDING MATERIALS              96,100   +Corimon C.A. S.A. (ADR)
                                                      (a). . . . . . . . . . . . . .        696,568       360,375        0.7

            -------------------------------------------------------------------------------------------------------------------


                                                      TOTAL INVESTMENTS IN VENEZUELA
                                                                                            696,568       360,375        0.7

-------------------------------------------------------------------------------------------------------------------------------


                                                      TOTAL INVESTMENTS IN
                                                      LATIN AMERICA                      11,890,768    10,992,917       19.9

-------------------------------------------------------------------------------------------------------------------------------


MIDDLE
EAST

-------------------------------------------------------------------------------------------------------------------------------


ISRAEL      BANKING                        358,000   +Bank Leumi Israel. . . . . . .        476,621       492,273        0.9

            -------------------------------------------------------------------------------------------------------------------


            MULTI--INDUSTRY                  5,568    Koor Industries Ltd.. . . . .         477,651       552,057        1.0

            -------------------------------------------------------------------------------------------------------------------


            PHARMACEUTICALS                 11,600    Teva Pharmaceutical
                                                      Industries Ltd. (ADR) (a). . .        474,069       536,500        1.0

            -------------------------------------------------------------------------------------------------------------------


                                                      TOTAL INVESTMENTS IN
                                                      ISRAEL                              1,428,341     1,580,830        2.9

-------------------------------------------------------------------------------------------------------------------------------


                                                      TOTAL INVESTMENTS IN
                                                      THE MIDDLE EAST                     1,428,341     1,580,830        2.9

-------------------------------------------------------------------------------------------------------------------------------


PACIFIC
BASIN/ASIA

-------------------------------------------------------------------------------------------------------------------------------


AUSTRALIA   BANKING                         21,000    National Australia Bank Ltd..         192,233       188,949        0.3

            -------------------------------------------------------------------------------------------------------------------


            MERCHANDISING                   21,400    Amway Asia Pacific Ltd.
                                                      (ADR) (a). . . . . . . . . . .        732,865       762,375        1.4

            -------------------------------------------------------------------------------------------------------------------


            MULTI--INDUSTRY                 82,000    Pacific Dunlop Ltd.++. . . . .        198,126       192,072        0.4

            -------------------------------------------------------------------------------------------------------------------


            RECREATION                      34,900   +Crown Casino Ltd.. . . . . . .         46,935        64,879        0.1

            -------------------------------------------------------------------------------------------------------------------


                                                      TOTAL INVESTMENTS IN
                                                      AUSTRALIA                           1,170,159     1,208,275        2.2

-------------------------------------------------------------------------------------------------------------------------------





MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)

PACIFIC
BASIN/ASIA
(CONTINUED)                         SHARES HELD/                                                    VALUE        PERCENT OF
------------INDUSTRY                FACE AMOUNT               INVESTMENTS               COST      (NOTE 1A)      NET ASSETS



HONG KONG   AUTOMOTIVE                    254,000    Sime Darby (Hong Kong) Ltd.      $  406,139   $  244,736         0.4%

            -----------------------------------------------------------------------------------------------------------------


            BANKING                        88,000    HSBC Holdings PLC (Warrants)
                                                      (c). . . . . . . . . . . . .        31,319       35,851         0.1

                                           76,000    HSBC Holdings PLC (Warrants)
                                                      (c). . . . . . . . . . . . .        30,860       34,402         0.1

                                           61,000    HSBC Holdings PLC (Warrants)
                                                      (c). . . . . . . . . . . . .        35,297       38,658         0.1

                                           20,000    Hang Seng Bank Ltd. (Warrants)
                                                      (c). . . . . . . . . . . . .         5,250        6,079         0.0
                                          500,000
                                                     JCG Holdings, Ltd.. . . . . .       371,726      365,365   ----  0.7
                                                                                        --------     --------        ----
                                                                                         474,452      480,355         1.0

            -----------------------------------------------------------------------------------------------------------------


            CONGLOMERATES                 270,000    Citic Pacific Ltd. (Warrants)
                                                      (c). . . . . . . . . . . . .        25,014       31,079         0.1

                                           60,000    Citic Pacific Ltd. (Warrants)
                                                      (c). . . . . . . . . . . . .         6,374        7,760         0.0

                                          440,000    Hutchison Whampoa Ltd.
                                                      (Warrants) (c). . . . . . ..        90,202      106,415         0.2

                                           90,000    Hutchison Whampoa Ltd.
                                                      (Warrants) (c). . . . . . ..        19,525       24,444         0.0

                                          140,000    Wharf (Holdings) Limited
                                                      (Warrants) (c). . . . . . .          7,823        8,057         0.0
                                                                                     -- --------  -- --------   ---- ----
                                                                                         148,938      177,755         0.3

            -----------------------------------------------------------------------------------------------------------------


            MULTI--INDUSTRY             3,570,000    Sinocan Holdings Ltd.. . . .        726,557    1,269,723         2.3

            -----------------------------------------------------------------------------------------------------------------


            OIL & GAS PRODUCERS           974,000    Zhenhai Refining & Chemical
                                                     Co., Ltd.. . . . . . . . . .        239,204      182,656         0.3

            -----------------------------------------------------------------------------------------------------------------


            PROPERTY                      920,000    Cheung Kong (Holdings) Ltd.
                                                      (Warrants) (c). . . . . . .        217,729      255,820         0.5
                                          794,000
                                                     Henderson Land Development
                                                      Co., Ltd. (Warrants) (c). .        164,149      166,358         0.3
                                                                                        --------     --------        ----
                                                                                         381,878      422,178         0.8

            -----------------------------------------------------------------------------------------------------------------


            REAL ESTATE                    40,000    Sun Hung Kai Properties Ltd.
                                                     (Warrants) (c). . . . . . . .         8,599        9,312         0.0

            -----------------------------------------------------------------------------------------------------------------


            UTILITIES                     367,000    China Light & Power
                                                     Company, Ltd. (Warrants)
                                                     (c).. . . . . . . . . . . . .        33,496       33,700         0.1

                                          260,000    Hong Kong & China Gas Co.,
                                                     Ltd. (Warrants) (c). . . . .          9,897        9,247         0.0

                                          150,000    Hong Kong Electric Holdings,
                                                     Ltd. (Warrants) (c). . . . .          8,530        7,760         0.0
                                                                                     -- --------  -- --------   ---- ----

                                                                                          51,923       50,707         0.1

            -----------------------------------------------------------------------------------------------------------------


                                                     TOTAL INVESTMENTS IN
                                                     HONG KONG                         2,437,690    2,837,422         5.2

-----------------------------------------------------------------------------------------------------------------------------


INDIA       AUTOMOTIVE                     28,000    Ashok Leyland Ltd. (GDR) (b)
                                                      (d). . . . . . . . . . . . .       357,560      287,000         0.5

            -----------------------------------------------------------------------------------------------------------------


            BROADCASTING &                185,600   +Videocon International Ltd.
            PUBLISHING                               (ADR) (a). . . . . . . . . .        839,737      501,120         0.9

            -----------------------------------------------------------------------------------------------------------------


            LEISURE                        51,800    East India Hotels, Ltd. (ADR)


                                                      (a) (d). . . . . . . . . . .       820,294      919,450         1.7

            -----------------------------------------------------------------------------------------------------------------


            TEXTILES                       22,000   +Reliance Industries (ADR)
                                                     (a)++. . . . . . . . . . . .        412,500      302,500         0.6

            -----------------------------------------------------------------------------------------------------------------


                                                     TOTAL INVESTMENTS IN INDIA        2,430,091    2,010,070         3.7

-----------------------------------------------------------------------------------------------------------------------------


INDONESIA   BANKING--INTERNATIONAL        222,000    P.T. Bank Bali. . . . . . . .       485,642      437,391         0.8

            -----------------------------------------------------------------------------------------------------------------


            BROADCASTING &             US$765,000    P.T. Surya Citra Television
            PUBLISHING                               (Convertible), 4% due
                                                     7/01/1997 (d). . . . . . . .        800,697      765,153         1.4

            -----------------------------------------------------------------------------------------------------------------


            BUILDING MATERIALS            170,000    P.T. Mulia Industrindo. . . .       505,363      480,079         0.9

            -----------------------------------------------------------------------------------------------------------------


            FOOD & TOBACCO                330,000    P.T. Wickaksana Overseas
                                                     International. . . . . . . .        938,974      881,349         1.6

            -----------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)

PACIFIC
BASIN/ASIA                                                                                              VALUE       PERCENT OF
(CONCLUDED) INDUSTRY                  SHARES HELD               INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------



INDONESIA   MINING                           12,500   +P.T. Tambang Timah (GDR)
(CONCLUDED)                                            (b) (d). . . . . . . . . . .     $   159,125   $   145,375        0.3%


            -------------------------------------------------------------------------------------------------------------------


            TELECOMMUNICATIONS &            544,000    P.T. Kabelmetal Indonesia. .         705,466       446,585        0.8
            EQUIPMENT
                                            236,500    P.T. Supreme Cable
                                                       Manufacturing Corp. (GDR)
                                                       (b). . . . . . . . . . . . .         647,658       352,058        0.6
                                                                                          ---------     ---------       ----
                                                                                          1,353,124       798,643        1.4

            -------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS IN
                                                       INDONESIA                          4,242,925     3,507,990        6.4

-------------------------------------------------------------------------------------------------------------------------------


MALAYSIA    BANKING                          65,000    Malayan Banking BHD. . . . .         538,715       547,961        1.0

                                            270,000    Public Bank (Malaysia) BHD



                                                       'Foreign'. . . . . . . . . .         507,714       516,919        0.9
                                                                                       -- ---------  -- ---------   --- ----
                                                                                          1,046,429     1,064,880        1.9

                                                       ---------------------------------------------------------------------


            BROADCASTING                    174,000    Sistem Televisyen Malaysia
                                                       BHD. . . . . . . . . . . . .         505,957       627,181        1.1



            FINANCIAL SERVICES              121,000    Commerce Asset--Holdings
                                                       BHD. . . . . . . . . . . . .         458,885       610,124        1.1

            -------------------------------------------------------------------------------------------------------------------


            STEEL                            46,000    Maruichi (Malaysia) Steel
                                                       Tube BHD. . . . . . . . . . .        179,313       171,243        0.3

            -------------------------------------------------------------------------------------------------------------------


            TELECOMMUNICATIONS               69,000    Telekom Malaysia BHD. . . . .        503,276       538,192        1.0

            -------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS IN
                                                       MALAYSIA                           2,693,860     3,011,620        5.4

-------------------------------------------------------------------------------------------------------------------------------


NEW ZEALAND TRANSPORTATION                   84,666    Ports of Auckland Ltd.. . . .        152,218       273,840        0.5

            -------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS IN
                                                       NEW ZEALAND                          152,218       273,840        0.5

-------------------------------------------------------------------------------------------------------------------------------


PHILIPPINES BANKING                          15,100    Metropolitan Bank and Trust
                                                       Company. . . . . . . . . . .         304,113       293,819        0.5

                                             30,000    Philippine Commercial
                                                       International Bank, Inc.. . .        249,139       276,994        0.5
                                                                                          ---------     ---------       ----
                                                                                            553,252       570,813        1.0

            -------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS IN THE
                                                       PHILIPPINES                          553,252       570,813        1.0

-------------------------------------------------------------------------------------------------------------------------------


SINGAPORE   AUTOMOBILES                      41,000    Cycle & Carriage Ltd.. . . .         401,358       408,840        0.7

            -------------------------------------------------------------------------------------------------------------------


            BANKING                          76,000    Development Bank of
                                                       Singapore Ltd.. . . . . . . .        893,689       945,969        1.7

            -------------------------------------------------------------------------------------------------------------------


            REAL ESTATE                     138,000    City Developments Ltd.. . . .        859,813     1,005,233        1.8

            -------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS IN
                                                       SINGAPORE                          2,154,860     2,360,042        4.2

-------------------------------------------------------------------------------------------------------------------------------


SOUTH KOREA TELECOMMUNICATIONS               61,400    Korea Mobile
                                                       Telecommunications
                                                       Corp. (GDR) (b). . . . . . .       2,128,475     2,624,850        4.7

            -------------------------------------------------------------------------------------------------------------------


            UTILITIES--ELECTRIC              45,000    Korea Electric Power Corp.
                                                       (ADR) (a). . . . . . . . . .         937,520     1,203,750        2.2

            -------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS IN
                                                       SOUTH KOREA                        3,065,995     3,828,600        6.9

-------------------------------------------------------------------------------------------------------------------------------


TAIWAN      ELECTRICAL & ELECTRONICS         17,000    Advanced Semiconductor
                                                       Engineering, Inc. (GDR) (b).         250,750       224,825        0.4

            -------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS IN TAIWAN          250,750       224,825        0.4

-------------------------------------------------------------------------------------------------------------------------------


THAILAND    BANKING                          63,000    Thai Farmers Bank, Ltd.. . .         594,557       635,504        1.2

            -------------------------------------------------------------------------------------------------------------------


            FINANCE                          80,500    Finance One Public Company
                                                       Limited, Foreign. . . . . . .        538,049       508,320        0.9

            -------------------------------------------------------------------------------------------------------------------


            UTILITIES                        15,300    Sanyo Universal Electric Co.,
                                                       Ltd.. . . . . . . . . . . . .          9,344        61,978        0.1

            -------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS IN
                                                       THAILAND                           1,141,950     1,205,802        2.2

-------------------------------------------------------------------------------------------------------------------------------



                                                       TOTAL INVESTMENTS IN THE
                                                       PACIFIC BASIN/ASIA                20,293,750    21,039,299       38.1

-------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)



                                                                                                               VALUE
------------------                  FACE AMOUNT                  SHORT-TERM SECURITIES           COST        (NOTE 1A)



COMMERCIAL PAPER*                  US$           2,295,000  General Electric Capital Corp.,
                                                            5.90% due 1/02/1996. . . . . .     $ 2,293,496   $ 2,293,496

                                                 2,500,000  Goldman Sachs Group L.P.,
                                                            5.75% due 1/03/1996. . . . . .       2,498,004     2,498,004

                                                 1,000,000  National Fleet Funding Corp.,
                                                            5.75% due 1/10/1996. . . . . .         998,083       998,083

                                                 2,000,000  Riverwoods Funding Corp.,
                                                            5.77% due 1/12/1996. . . . . .       1,995,512     1,995,512
                                                                                              -- ---------  -- ---------
                                                                                                 7,785,095     7,785,095

-------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT &                                  2,950,000  Federal Home Loan Bank, 5.60%
AGENCY OBLIGATIONS*                                          due 1/19/1996. . . . . . . . .      2,940,363     2,940,363

                                                 1,000,000  Federal Home Loan Mortgage
                                                            Corp., 5.43% due
                                                            1/22/1996. . . . . . . . . . .         996,380       996,380
                                                                                              -- ---------  -- ---------
                                                                                                 3,936,743     3,936,743

-------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL INVESTMENTS IN
                                                            SHORT-TERM SECURITIES               11,721,838    11,721,838

-------------------------------------------------------------------------------------------------------------------------


                          TOTAL INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . .       $55,347,858    54,805,702
                                                                                             -------------
                          OTHER ASSETS LESS LIABILITIES. . . . . . . . . . . . . . . . .     -------------       402,928
                                                                                                            -- ---------
                          NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .                    $55,208,630
                                                                                                           -------------
                                                                                                           -------------

-------------------------------------------------------------------------------------------------------------------------


                     PERCENT OF
------------------   NET ASSETS



COMMERCIAL PAPER*
                            4.2%


                            4.5


                            1.8


                            3.6
                   ----- ------
                           14.1






----------------------------------


US GOVERNMENT &
AGENCY OBLIGATIONS*         5.3



                            1.8
                   ----- ------
                            7.1




----------------------------------



                           21.2


----------------------------------



                           99.3

                            0.7
                   ------------
                          100.0%
                  -------------
                  -------------






----------------------------------



(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $2,729,000, representing 4.9% of net assets.



                                                                  ACQUISITION                       VALUE
ISSUE                                                               DATE(S)            COST       (NOTE 1A)
-------------------------------------------------------------------------------------------------------------



Ashok Leyland Ltd. (GDR). . . . . . . . . . . . . . . . . .        7/07/1995         $  357,560   $   287,000
Companhia Energetica de Minas Gerais S.A. (CEMIG). . . . .    7/20/1995-8/01/1995       426,315       427,500
East India Hotels, Ltd. (ADR)                                12/12/1994-7/10/1995       820,294       919,450
Fomento Economico Mexicano, S.A. de C.V. (Femsa) 'B' (ADR).        8/22/1995             67,488        51,000
La Cemento Nacional C.A.. . . . . . . . . . . . . . . . . .        1/05/1994            100,100        56,440
Pick Szeged Reszvenytarsasag (ADR)                                 6/01/1994            141,347        76,983
P.T. Surya Citra Television (Convertible), 4% due 7/01/1997   6/24/1994-3/31/1995       800,697       765,153
P.T. Tambang Timah (GDR). . . . . . . . . . . . . . . . . .       10/06/1995            159,125       145,375

-------------------------------------------------------------------------------------------------------------


TOTAL                                                                                $2,872,926   $ 2,728,901
                                                                                   ------------ -------------
                                                                                   ------------ -------------

-------------------------------------------------------------------------------------------------------------


* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

++ Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:



                                                        NET SHARE         NET             DIVIDEND
INDUSTRY            AFFILIATE                           ACTIVITY         COST              INCOME
----------------------------------------------------------------------------------    -------------


Multi-Industry      Pacific Dunlop Ltd.. . . . . .         82,000       $ 198,126       $   3,167


Textiles            Reliance Industries Ltd. (ADR)         22,000         412,500           ++ --


TOTAL                                                                   $ 610,626
                                                                      ----------------
                                                                      ----------------
---------------------------------------------------------------------------------------------------



++ Non-income producing security.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995


                          FACE                                                      INTEREST   MATURITY       VALUE
                         AMOUNT                         ISSUE                         RATE*      DATE       (NOTE 1A)



COMMERCIAL              $ 3,500,000 Abbey National N.A. Corp.. . . . . . . . . .    5.44   %     5/30/96   $   3,419,973
PAPER--37.6%

                          5,190,000 Allomon Funding Corp.. . . . . . . . . . . .    5.65         2/16/96       5,150,087

                          9,700,000 American Express Credit Corp.. . . . . . . .    5.62         4/11/96       9,546,438

                          5,229,000 Asset Securitization Cooperative Corp.. . . .   5.70         2/02/96       5,200,023

                          5,000,000 Beta Finance Inc.. . . . . . . . . . . . . .    5.50         3/29/96       4,930,486

                          1,596,000 CSW Credit, Inc.. . . . . . . . . . . . . . .   5.73         1/25/96       1,589,081

                          2,769,000 Ford Motor Credit, Co.. . . . . . . . . . . .   5.62         3/27/96       2,731,349

                          6,076,000 General Electric Capital Corp.. . . . . . . .   5.59         4/22/96       5,969,636

                         14,000,000 General Motors Acceptance Corp.. . . . . . .    5.80         2/01/96      13,923,311

                          1,836,000 Goldman Sachs Group L.P.. . . . . . . . . . .   5.60         4/04/96       1,808,890

                          3,625,000 Goldman Sachs Group L.P.. . . . . . . . . . .   5.60         4/12/96       3,567,060

                          5,191,000 Goldman Sachs Group L.P.. . . . . . . . . . .   5.60         4/18/96       5,103,289

                          5,000,000 Internationale Nederlanden (US) Funding Corp.   5.65         2/26/96       4,953,456

                          8,493,000 Internationale Nederlanden (US) Funding Corp.   5.60         2/28/96       8,412,411

                          6,358,000 McKenna Triangle National Corp.. . . . . . .    5.74         1/16/96       6,339,625

                            951,000 Premium Funding, Inc. (Series A). . . . . . .   5.78         1/18/96         947,946

                          8,349,000 Premium Funding, Inc. (Series A). . . . . . .   5.80         1/22/96       8,316,829

                         10,000,000 Santander Finance (Delaware), Inc.. . . . . .   5.62         3/05/96       9,897,639

                          1,866,000 Svenska Handelsbanken, Inc.. . . . . . . . .    5.71         1/17/96       1,860,308

                          7,540,000 Svenska Handelsbanken, Inc.. . . . . . . . .    5.75         2/01/96       7,499,410

                          3,141,000 Windmill Funding Corp.. . . . . . . . . . . .   5.75         1/16/96       3,131,923

------------------------------------------------------------------------------------------------------------------------


                                    TOTAL COMMERCIAL PAPER (COST--$114,284,201)                              114,299,170

------------------------------------                                              --------------------------------------


CORPORATE NOTES--7.8%     8,000,000 Beta Finance Inc.+. . . . . . . . . . . . . .   5.88         9/16/96       8,000,000

                          2,000,000 Ford Motor Credit Co.. . . . . . . . . . . .    8.00        10/01/96       2,035,960

                          3,000,000 J.P. Morgan & Company+. . . . . . . . . . . .   5.90         7/17/96       2,998,880

                          1,600,000 SMM Trust 1995-K+. . . . . . . . . . . . . .    5.833        6/14/96       1,600,000

                          9,000,000 SMM Trust 1995-Q+. . . . . . . . . . . . . .    5.938        1/08/97       9,000,000

------------------------------------------------------------------------------------------------------------------------


                                    TOTAL CORPORATE NOTES (COST--$23,629,852)                                 23,634,840

------------------------------------------------------------------------------------------------------------------------


MASTER NOTES--1.0%        3,000,000 Goldman Sachs Group L.P.+. . . . . . . . . .    5.83         2/14/96       3,000,000

------------------------------------------------------------------------------------------------------------------------


                                    TOTAL MASTER NOTES (COST--$3,000,000)                                      3,000,000

------------------------------------------------------------------------------------------------------------------------


MEDIUM-TERM               8,000,000 CIT Group Holdings, Inc. (The). . . . . . . .   5.81         9/12/96       7,995,080

NOTES--6.8%

                          5,000,000 General Electric Capital Corp.. . . . . . . .   6.55         3/28/96       5,010,750

                          2,750,000 General Electric Capital Corp.. . . . . . . .   7.625        7/30/96       2,782,423

                          5,000,000 Society National Bank, Cleveland. . . . . . .   6.70         4/15/96       5,010,749

------------------------------------------------------------------------------------------------------------------------


                                    TOTAL MEDIUM-TERM NOTES (COST--$20,780,586)                               20,799,002

------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT, AGENCY       160,000 Federal Home Loan Bank. . . . . . . . . . . .   6.10         2/26/96         158,542

& INSTRUMENTALITY

OBLIGATIONS--             2,000,000 Federal Home Loan Bank. . . . . . . . . . . .   5.983       12/01/97       2,000,623

DISCOUNT--12.4%

                          5,000,000 Federal Home Loan Mortgage Corp.. . . . . . .   6.84         2/28/96       5,009,175

                          4,000,000 Federal National Mortgage Association. . . .    6.86         2/28/96       4,007,500

                         12,500,000 Federal National Mortgage Association. . . .    6.46         3/27/96      12,528,313

                             25,000 Federal National Mortgage Association. . . .    5.44         4/22/96          24,578

                          2,000,000 Federal National Mortgage Association. . . .    5.11        10/30/96       1,913,980

                          2,000,000 Federal National Mortgage Association. . . .    6.18        11/04/96       1,996,000

                          3,700,000 Student Loan Marketing Association. . . . . .   5.97        10/04/96       3,698,890

                          1,775,000 US Treasury Bills. . . . . . . . . . . . . .    6.59         2/08/96       1,764,215

                          4,500,000 US Treasury Bills. . . . . . . . . . . . . .    6.605        2/08/96       4,472,658

------------------------------------------------------------------------------------------------------------------------


                                    TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY OBLIGATIONS--
                                    DISCOUNT (COST--$37,528,159)                                              37,574,474

------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)


                             FACE                                                           INTEREST    MATURITY        VALUE
                            AMOUNT                          ISSUE                             RATE*       DATE        (NOTE 1A)



US GOVERNMENT, AGENCY     $  5,000,000 Federal Farm Credit Bank+. . . . . . . . . . .      5.88    %     11/25/97    $    4,998,001
& INSTRUMENTALITY

OBLIGATIONS--                1,500,000 Federal Home Loan Bank+. . . . . . . . . . . .      5.99           5/06/96         1,499,059

NON-DISCOUNT--35.5%

                             5,000,000 Federal Home Loan Bank+. . . . . . . . . . . .      5.05           9/12/96         4,998,136

                             1,040,000 Federal Home Loan Bank+. . . . . . . . . . . .      6.10           1/26/98         1,040,584

                             1,000,000 Federal Home Loan Mortgage Corp.+.. . . . . . .     5.75           6/03/96           999,142

                            10,000,000 Federal Home Loan Mortgage Corp.+. . . . . . .      6.20           6/07/96         9,998,647

                            10,000,000 Federal National Mortgage Association+. . . . .     5.05           5/10/96         9,998,246

                             2,000,000 Federal National Mortgage Association+. . . . .     6.08           5/13/96         2,000,000

                             2,000,000 Federal National Mortgage Association+. . . . .     6.08           8/13/96         2,000,000

                            15,000,000 Federal National Mortgage Association+. . . . .     5.781         10/11/96        15,000,000

                             5,000,000 Federal National Mortgage Association+. . . . .     6.35           2/14/97         5,023,755

                            12,000,000 Federal National Mortgage Association+. . . . .     5.05           2/21/97        12,000,000

                             2,000,000 Federal National Mortgage Association+. . . . .     6.20           5/19/97         2,000,000

                             2,000,000 Federal National Mortgage Association+. . . . .     6.25           5/14/98         2,000,000

                             3,960,000 Student Loan Marketing Association+. . . . . .      5.05           3/20/96         3,960,298

                             3,000,000 Student Loan Marketing Association+. . . . . .      5.05           5/14/96         3,000,861

                             4,000,000 Student Loan Marketing Association+. . . . . .      5.05           8/22/96         4,007,703

                             5,000,000 Student Loan Marketing Association+. . . . . .      5.05           1/23/97         5,004,629

                             2,000,000 Student Loan Marketing Association+. . . . . .      5.05           3/03/97         2,000,272

                               500,000 US Treasury Notes. . . . . . . . . . . . . . .      4.00           1/31/96           499,239

                             1,500,000 US Treasury Notes. . . . . . . . . . . . . . .      6.125          5/31/97         1,517,813

                             1,800,000 US Treasury Notes. . . . . . . . . . . . . . .      6.00           8/31/97         1,821,656

                             1,800,000 US Treasury Notes. . . . . . . . . . . . . . .      5.75           9/30/97         1,815,750

                             2,000,000 US Treasury Notes. . . . . . . . . . . . . . .      5.625         10/31/97         2,014,374

                             3,800,000 US Treasury Notes. . . . . . . . . . . . . . .      5.375         11/30/97         3,810,686

                             5,000,000 US Treasury Notes. . . . . . . . . . . . . . .      5.25          12/31/97         5,005,465

-----------------------------------------------------------------------------------------------------------------------------------


                                       TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY OBLIGATIONS--
                                       NON-DISCOUNT (COST--$107,960,721)                                                108,014,316

-----------------------------------------------------------------------------------------------------------------------------------


                                       TOTAL INVESTMENTS (COST--$307,183,519)--101.1%.                                  307,321,802

                                       LIABILITIES IN EXCESS OF OTHER ASSETS--(1.1%).                                   (3,409,973)
                                                                                                                  -----------------
                                       NET ASSETS--100.0%. . . . . . . . . . . . . . .                               $  303,911,829
                                                                                                                  -----------------
                                                                                                                  -----------------

-----------------------------------------------------------------------------------------------------------------------------------


*Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1995.

+Variable Rate Notes.




See Notes to Financial Statements.
38

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                        SHARES                                                               VALUE
INDUSTRY                  HELD                 COMMON STOCKS                   COST        (NOTE 1A)     PERCENT OF
-------------------------------------------------------------------------------------------------------  NET ASSETS



BANKING                 90,000    Collective Bancorp, Inc.. . . . . . . .    $ 1,741,251   $ 2,283,750        0.7%

                       124,000    TCF Financial Corp.. . . . . . . . . .       2,485,152     4,107,500        1.2
                                                                           ------------- -------------      -----
                                                                               4,226,403     6,391,250        1.9

---------------------------------------------------------------------------------------------------------------------


BIOTECHNOLOGY          300,000    COR Therapeutics, Inc.. . . . . . . . .      3,455,626     2,437,500        0.7

                       152,500   +Centocor, Inc.. . . . . . . . . . . . .      1,966,252     4,708,437        1.4

                        60,000   +Genzyme Corp.. . . . . . . . . . . . .       3,225,624     3,720,000        1.1

                       100,000    Ostex International, Inc.. . . . . . .       1,708,750     1,850,000        0.5

                        70,000   +Sano Corporation. . . . . . . . . . . .        805,000       770,000        0.2
                                                                           ------------- ------------- ----------
                                                                              11,161,252    13,485,937        3.9

---------------------------------------------------------------------------------------------------------------------


BROADCAST, RADIO & TV  330,000   +Westcott Communications, Inc.. . . . .       4,996,253     4,537,500        1.3

---------------------------------------------------------------------------------------------------------------------


BUILDING MATERIALS     165,000    Apogee Enterprises, Inc.. . . . . . . .      2,358,910     2,805,000        0.8

                       250,000    Ply-Gem Industries, Inc.. . . . . . . .      4,496,890     4,062,500        1.2
                                                                           ------------- -------------      -----
                                                                               6,855,800     6,867,500        2.0

---------------------------------------------------------------------------------------------------------------------


BUSINESS SERVICES      100,000    Reynolds & Reynolds Co. (The) (Class A)      2,392,876     3,887,500        1.1

---------------------------------------------------------------------------------------------------------------------


CAPITAL EQUIPMENT      210,000    BWIP Holdings, Inc.. . . . . . . . . .       3,594,688     3,360,000        1.0

---------------------------------------------------------------------------------------------------------------------


CHEMICALS              100,000    Arcadian Corp.. . . . . . . . . . . . .      1,680,075     1,937,500        0.6

                       280,000    Crompton & Knowles Corp.. . . . . . . .      4,569,537     3,710,000        1.1
                                                                           ------------- -------------      -----
                                                                               6,249,612     5,647,500        1.7

---------------------------------------------------------------------------------------------------------------------


COMMERCIAL SERVICES    155,000    Rollins Inc.. . . . . . . . . . . . . .      3,898,215     3,429,375        1.0

---------------------------------------------------------------------------------------------------------------------


COMPUTER SOFTWARE       77,000   +DataWorks Corp.. . . . . . . . . . . .       1,001,000       962,500        0.3

                        20,000    GT Interactive Software Corp.. . . . .         280,000       277,500        0.1

                        55,000   +Sterling Software, Inc.. . . . . . . .       1,711,139     3,430,625        1.0
                                                                           ------------- -------------      -----
                                                                               2,992,139     4,670,625        1.4

---------------------------------------------------------------------------------------------------------------------


COMPUTERS              192,500   +3d Systems Corp.. . . . . . . . . . . .      3,328,750     4,571,875        1.3

                       100,000    Mylex Corp.. . . . . . . . . . . . . .       1,742,500     1,912,500        0.6
                                                                           ------------- -------------      -----
                                                                               5,071,250     6,484,375        1.9

---------------------------------------------------------------------------------------------------------------------


DIVERSIFIED             50,000    Harsco Corp.. . . . . . . . . . . . . .      2,075,492     2,906,250        0.9

                       100,000    Lancaster Colony Corporation. . . . . .      3,435,624     3,725,000        1.1

                        75,000    Martin Industries, Inc.. . . . . . . .         712,500       656,250        0.2
                                                                           ------------- -------------      -----
                                                                               6,223,616     7,287,500        2.2

---------------------------------------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT   136,000   +Sheldahl, Inc.. . . . . . . . . . . . .      1,933,125     2,448,000        0.7

                        60,000    Silicon Storage Technology, Inc.. . . .        540,000       750,000        0.2
                                                                           ------------- -------------      -----
                                                                               2,473,125     3,198,000        0.9

---------------------------------------------------------------------------------------------------------------------


ELECTRONIC/INSTRUMENTS 220,000    BMC Industries, Inc.. . . . . . . . . .      1,333,308     5,115,000        1.5

                        70,000   +DOVatron International, Inc.. . . . . .      1,491,875     2,362,500        0.7




                        60,000    Electro Scientific Industries, Inc.. .       2,110,099     1,710,000        0.5

                       157,500    Methode Electronics Inc. (Class A). . .      1,463,857     2,205,000        0.7
                                                                           ------------- -------------      -----
                                                                               6,399,139    11,392,500        3.4

---------------------------------------------------------------------------------------------------------------------


ELECTRONIC/SEMI-        60,000   +Oak Technology Inc.. . . . . . . . . .       2,565,000     2,535,000        0.7
CONDUCTORS             140,000   +Orbit Semiconductor, Inc.                    2,762,500     1,330,000        0.4
                                                                           ------------- ------------- ----------
                                                                               5,327,500     3,865,000        1.1


---------------------------------------------------------------------------------------------------------------------


ELECTRONICS             37,500   +Altron Inc.. . . . . . . . . . . . . .         658,125     1,106,250        0.3

                         1,372    Aura Systems Inc.. . . . . . . . . . .           6,346         7,718        0.0




                       100,000    Quality Semiconductor, Inc.. . . . . .       1,746,878       550,000        0.2

                       150,000   +Semitool Inc.. . . . . . . . . . . . .       2,496,875     1,931,250        0.6
                                                                           ------------- -------------      -----
                                                                               4,908,224     3,595,218        1.1

---------------------------------------------------------------------------------------------------------------------


ENVIRONMENTAL          300,000    Calgon Carbon Corp.. . . . . . . . . .       3,679,060     3,600,000        1.1

                       150,400    IMCO Recycling, Inc.. . . . . . . . . .      2,149,984     3,684,800        1.1

                       109,375   +TETRA Technologies, Inc.. . . . . . . .      1,201,250     2,488,281        0.7
                                                                           ------------- -------------      -----
                                                                               7,030,294     9,773,081        2.9

---------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)



                       SHARES                                                             VALUE
INDUSTRY                 HELD                COMMON STOCKS                  COST        (NOTE 1A)     PERCENT OF
----------------------------------------------------------------------------------------------------  NET ASSETS



FINANCIAL SERVICES    100,000    FINOVA Group, Inc.. . . . . . . . . .    $ 3,520,726   $ 4,825,000        1.4%

                      105,000    First USA, Inc.. . . . . . . . . . .       4,734,200     4,659,375        1.4

                      200,000   +National Auto Credit, Inc.. . . . . .      2,454,377     3,250,000        1.0

                      200,000    Transmedia Network, Inc.. . . . . . .      2,407,899     1,875,000        0.6
                                                                        ------------- -------------      -----
                                                                           13,117,202    14,609,375        4.4

------------------------------------------------------------------------------------------------------------------


FOODS/FOOD PROCESSING 100,000   +Smithfield Foods, Inc.. . . . . . . .      2,671,870     3,175,000        0.9

------------------------------------------------------------------------------------------------------------------


GAMING                 70,000   +Sodak Gaming, Inc.. . . . . . . . . .      1,633,874     1,417,500        0.4

------------------------------------------------------------------------------------------------------------------

                                                                            1,535,333
HEALTHCARE--          110,000   +Thermedics, Inc.. . . . . . . . . . .                    3,052,500        0.9
PRODUCTS & SERVICES


------------------------------------------------------------------------------------------------------------------


HOSPITAL MANAGEMENT   100,000    Community Care of America, Inc.. . .         950,000     1,037,500        0.3

                      110,000    Health Care & Retirement Corp.. . . .      3,219,599     3,850,000        1.1

                      150,000   +Health Management Associates, Inc.. .      3,119,314     3,918,750        1.2

                      150,000   +OrNda Health Corp.. . . . . . . . . .      2,331,250     3,487,500        1.0

                      150,000    Surgical Care Affiliates, Inc.. . . .      2,877,775     5,100,000        1.5
                                                                        ------------- -------------      -----
                                                                           12,497,938    17,393,750        5.1

------------------------------------------------------------------------------------------------------------------


HOTEL(S)              150,000    Red Lion Hotels Inc.. . . . . . . . .      2,660,250     2,625,000        0.8

------------------------------------------------------------------------------------------------------------------


LEISURE               300,000    Callaway Golf Co.. . . . . . . . . .       4,470,495     6,787,500        2.0

                      130,000    Royal Caribbean Cruises Ltd. . . . .       3,032,800     2,860,000        0.8
                                                                        ------------- -------------      -----
                                                                            7,503,295     9,647,500        2.8

------------------------------------------------------------------------------------------------------------------


MANUFACTURED HOUSING  156,250    Clayton Homes, Inc.. . . . . . . . .       1,920,136     3,339,844        1.0

                       75,000   +Redman Industries, Inc.. . . . . . .       1,380,374     2,512,500        0.7
                                                                        ------------- -------------      -----
                                                                            3,300,510     5,852,344        1.7

------------------------------------------------------------------------------------------------------------------


MANUFACTURING          52,000   +Chicago Miniature Lamp, Inc.. . . . .        687,500     1,170,000        0.3

                      135,000    Fisher Scientific International, Inc.      3,813,699     4,505,625        1.3

                      111,200   +Lydall, Inc.. . . . . . . . . . . . .      1,777,124     2,529,800        0.7
                                                                        ------------- -------------      -----
                                                                            6,278,323     8,205,425        2.3

------------------------------------------------------------------------------------------------------------------


MEDICAL SERVICES      150,000    Curative Technologies, Inc.. . . . .       1,968,750     2,137,500        0.6

                      330,000    Mariner Health Group, Inc.. . . . . .      4,886,250     5,527,500        1.6

                      300,000   +North American Biologicals, Inc.. . .      2,381,250     3,225,000        1.0
                                                                        ------------- -------------      -----
                                                                            9,236,250    10,890,000        3.2

------------------------------------------------------------------------------------------------------------------


MEDICAL SUPPLIES      225,000   +ATS Medical, Inc.. . . . . . . . . .       1,248,750     2,081,250        0.6

                      170,000    ATS Medical, Inc. (Warrants) (a). . .              0       148,750        0.0

                      340,000   +Angeion Corp.. . . . . . . . . . . .       1,434,070     2,847,500        0.8

                      170,000    Beckman Instruments, Inc.. . . . . .       4,789,806     6,013,750        1.8

                      105,000    Dentsply International, Inc.. . . . .      3,690,000     4,173,750        1.2

                      143,600   +Maxxim Medical, Inc.. . . . . . . . .      1,919,391     2,405,300        0.7

                      150,000    Quest Medical, Inc.. . . . . . . . .       1,562,500     1,537,500        0.5

                      160,000   +Sofamor Danek Group, Inc.. . . . . .       3,957,764     4,540,000        1.3

                      115,000    U.S. Surgical Corp.. . . . . . . . .       2,597,375     2,458,125        0.7

                      200,000   +Uromed Corp.. . . . . . . . . . . . .      1,929,250     2,475,000        0.7
                                                                        ------------- -------------      -----
                                                                           23,128,906    28,680,925        8.3

------------------------------------------------------------------------------------------------------------------


METAL FABRICATING     112,500    Valmont Industries, Inc.. . . . . . .      2,398,749     2,728,125        0.8


------------------------------------------------------------------------------------------------------------------


METALS                120,000    Magma Copper Co.. . . . . . . . . . .      1,944,425     3,345,000        1.0

------------------------------------------------------------------------------------------------------------------


OIL & GAS             170,000    Parker & Parsley Development Partners      3,461,990     3,740,000        1.1

                      200,000    Snyder Oil Corp.. . . . . . . . . . .      2,755,632     2,425,000        0.7
                                                                        ------------- -------------      -----
                                                                            6,217,622     6,165,000        1.8

------------------------------------------------------------------------------------------------------------------


OIL/GAS               150,000    Barrett Resources Corp.. . . . . . .       3,428,886     4,406,250        1.3
EQUIPMENT & SERVICES
                      300,000   +Pride Petroleum Services, Inc.. . . .      2,085,008     3,112,500        0.9

                      125,000   +Weatherford Enterra, Inc.. . . . . .       2,662,915     3,609,375        1.1
                                                                        ------------- -------------      -----
                                                                            8,176,809    11,128,125        3.3

------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)



                       SHARES                                                             VALUE
INDUSTRY                 HELD                COMMON STOCKS                  COST        (NOTE 1A)     PERCENT OF
----------------------------------------------------------------------------------------------------- NET ASSETS



OIL/GAS--EXPLORATION  270,000   +Belden & Blake Energy Co.. . . . . .    $  4,281,147   $  4,725,000       1.4%

                      150,000   +Seagull Energy Corp.. . . . . . . .        2,956,364      3,337,500       1.0
                                                                       -------------- --------------     -----
                                                                            7,237,511      8,062,500       2.4

-----------------------------------------------------------------------------------------------------------------


PRINTING & PUBLISHING 110,000    Banta Corp.. . . . . . . . . . . . .       3,611,250      4,840,000       1.4

-----------------------------------------------------------------------------------------------------------------


REAL ESTATE           100,000    National Golf Properties Inc.. . . .       2,144,530      2,287,500       0.7

                       80,450    National Health Investors, Inc.. . .       2,201,700      2,664,906       0.8
                                                                       -------------- --------------     -----
                                                                            4,346,230      4,952,406       1.5

-----------------------------------------------------------------------------------------------------------------


RESTAURANTS           200,000    Morrison Restaurants, Inc.. . . . .        4,505,648      2,800,000       0.8

                      100,000   +Outback Steakhouse, Inc.. . . . . .        2,617,815      3,587,500       1.1
                                                                       -------------- --------------     -----
                                                                            7,123,463      6,387,500       1.9

-----------------------------------------------------------------------------------------------------------------


RETAIL--APPAREL       110,000   +Tommy Hilfiger Corp.                       2,350,999      4,661,250       1.4

-----------------------------------------------------------------------------------------------------------------


RETAIL SPECIALTY      300,000   +MicroAge Inc.. . . . . . . . . . . .       3,448,132      2,362,500       0.7

                       60,000    Moovies, Inc.. . . . . . . . . . . .         870,000        780,000       0.2
                                                                       -------------- --------------     -----
                                                                            4,318,132      3,142,500       0.9

-----------------------------------------------------------------------------------------------------------------


SEMICONDUCTOR          57,500   +ASM Lithography Holding N.V. (ADR)**       1,258,125      1,911,875       0.6
PRODUCTION EQUIPMENT
                       40,000    Ade Corporation. . . . . . . . . . .         560,000        555,000       0.2

                       60,000   +Asyst Technologies, Inc.. . . . . .        2,040,000      2,100,000       0.6

                      110,800    MEMC Electrical Materials, Inc.. . .       3,396,954      3,614,850       1.1

                       60,000   +Ultratech Stepper Inc.. . . . . . .          657,858      1,537,500       0.5

                      130,000    Veeco Instruments, Inc.. . . . . . .       2,706,249      1,787,500       0.5
                                                                       -------------- --------------     -----
                                                                           10,619,186     11,506,725       3.5

-----------------------------------------------------------------------------------------------------------------


TECHNOLOGY             75,000    Smart Modular Technologies, Inc.. .          900,000        778,125       0.2

-----------------------------------------------------------------------------------------------------------------


TELECOMMUNICATIONS &   89,000   +Teltrend Inc.. . . . . . . . . . . .       1,424,000      4,160,750       1.2
EQUIPMENT

-----------------------------------------------------------------------------------------------------------------


TEXTILES              188,800   +Galey & Lord, Inc.. . . . . . . . .        2,380,203      2,029,600       0.6

                      140,000   +Mohawk Industries, Inc.. . . . . . .       2,311,875      2,100,000       0.6
                                                                       -------------- --------------     -----
                                                                            4,692,078      4,129,600       1.2

-----------------------------------------------------------------------------------------------------------------


UTILITIES--GAS        100,000    MCN Corporation. . . . . . . . . . .       1,794,000      2,325,000       0.7

                      125,000    NICOR Inc.. . . . . . . . . . . . .        3,068,051      3,437,500       1.0
                                                                       -------------- --------------     -----
                                                                            4,862,051      5,762,500       1.7

-----------------------------------------------------------------------------------------------------------------


                                 TOTAL COMMON STOCKS                      237,586,642    285,172,286      83.8

-----------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)



                                 FACE                                                               VALUE           PERCENT OF
                               AMOUNT          SHORT-TERM SECURITIES                COST          (NOTE 1A)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------



COMMERCIAL PAPER*        $  6,000,000 Daimler-Benz AG, 5.72% due
                                      1/26/1996. . . . . . . . . . . . . . .     $   5,973,307    $   5,973,307            1.8%

                           12,441,000 General Electric Capital Corp., 5.90%
                                       due 1/02/1996. . . . . . . . . . . .         12,432,844       12,432,844            3.7

                           10,000,000 National Australia Funding (Delaware)
                                       Inc., 5.69% due 1/12/1996. . . . . .          9,977,872        9,977,872            2.9

                           10,000,000 National Fleet Funding Corp., 5.77% due
                                       1/10/1996. . . . . . . . . . . . . .          9,980,767        9,980,767            2.9

                           10,500,000 Preferred Receivable Funding Corp.,
                                       5.78% due 1/02/1996. . . . . . . . .         10,493,257       10,493,257            3.1
                                                                              ---------------- ----------------       --------
                                                                                    48,858,047       48,858,047           14.4

-----------------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT &             5,000,000 Federal National Mortgage Association,
AGENCY OBLIGATIONS*                   5.47% due 1/17/1996
                                                                                     4,985,565        4,985,565            1.5

-----------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL SHORT-TERM SECURITIES                   53,843,612       53,843,612           15.9

-----------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL INVESTMENTS. . . . . . . . . . .     $ 291,430,254      339,015,898           99.7
                                                                              ----------------
                                                                              ----------------



                                      OTHER ASSETS LESS LIABILITIES. . . . .                            905,256            0.3
                                                                                               ----------------       --------



                                      NET ASSETS. . . . . . . . . . . . . .                       $ 339,921,154          100.0%
                                                                                               ----------------       --------
                                                                                               ----------------       --------

-----------------------------------------------------------------------------------------------------------------------------------


*  Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

** American Depositary Receipts (ADR).

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

+  Non-income producing security.


















See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FLEXIBLE STRATEGY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                           SHARES                                                                VALUE      PERCENT OF
INDUSTRY                     HELD              US STOCKS & WARRANTS                COST        (NOTE 1A)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------



AEROSPACE                  70,000    Boeing Co.. . . . . . . . . . . . . . .     $ 4,507,170   $ 5,486,250       1.7%

                           60,000    United Technologies Corp.. . . . . . . .      4,788,081     5,692,500       1.8
                                                                               -------------    ----------     -----
                                                                                   9,295,251    11,178,750       3.5

-----------------------------------------------------------------------------------------------------------------------


ALUMINUM                   75,000    Aluminum Co. of America. . . . . . . . .      4,217,218     3,965,625       1.2

-----------------------------------------------------------------------------------------------------------------------


APPLIANCES                 30,000    Whirlpool Corporation. . . . . . . . . .      1,635,297     1,597,500       0.5

-----------------------------------------------------------------------------------------------------------------------


AUTO & TRUCK              150,000    Ford Motor Co.. . . . . . . . . . . . .       4,450,543     4,350,000       1.3

-----------------------------------------------------------------------------------------------------------------------


BANKING                   120,000    Bank of New York, Inc.. . . . . . . . .       3,845,764     5,850,000       1.8

                           40,000    Bank of New York, Inc. (Warrants) (b). .        300,937     1,445,000       0.5
                                                                               ------------- -------------     -----

                                                                                   4,146,701     7,295,000       2.3

-----------------------------------------------------------------------------------------------------------------------


CHEMICALS                  35,000    Eastman Chemical Co.. . . . . . . . . .       2,119,343     2,191,875       0.7

-----------------------------------------------------------------------------------------------------------------------


COMMUNICATION EQUIPMENT    20,000   +ADC Telecommunications Inc.. . . . . . .        599,662       725,000       0.2

-----------------------------------------------------------------------------------------------------------------------


COMPUTER SERVICES         120,000    General Motors Corp. (Class E). . . . .       4,994,239     6,240,000       2.0

-----------------------------------------------------------------------------------------------------------------------


ELECTRIC/INSTRUMENTS       89,100    Corning Inc.. . . . . . . . . . . . . .       2,459,964     2,851,200       0.9

                           45,000    Texas Instruments, Inc.. . . . . . . . .      3,214,156     2,328,750       0.7
                                                                               ------------- -------------     -----

                                                                                   5,674,120     5,179,950       1.6

-----------------------------------------------------------------------------------------------------------------------


ENVIRONMENTAL CONTROL     350,000    Wheelabrator Technologies, Inc.. . . . .      5,888,869     5,862,500       1.8

-----------------------------------------------------------------------------------------------------------------------


HARDWARE PRODUCTS          23,100    Stanley Works Co. (The). . . . . . . . .      1,147,302     1,189,650       0.4

-----------------------------------------------------------------------------------------------------------------------


HEALTHCARE                150,000   +Humana, Inc.. . . . . . . . . . . . . .       3,124,478     4,106,250       1.3

-----------------------------------------------------------------------------------------------------------------------


INSURANCE                  65,000    Aetna Life & Casualty Co.. . . . . . . .      3,829,284     4,501,250       1.4

                           85,000    Allstate Corp.. . . . . . . . . . . . .       2,798,812     3,495,625       1.1

                           38,000    National Re Corp.. . . . . . . . . . . .      1,085,853     1,444,000       0.5
                                                                               ------------- -------------     -----
                                                                                   7,713,949     9,440,875       3.0

-----------------------------------------------------------------------------------------------------------------------


NATURAL GAS                33,800    Enron Corp.. . . . . . . . . . . . . . .      1,277,730     1,288,625       0.4

-----------------------------------------------------------------------------------------------------------------------


OIL SERVICES              100,000    Dresser Industries, Inc.. . . . . . . .       2,343,697     2,437,500       0.8

-----------------------------------------------------------------------------------------------------------------------


PETROLEUM                  38,900    Pennzoil Co.. . . . . . . . . . . . . .       1,537,591     1,643,525       0.5

-----------------------------------------------------------------------------------------------------------------------


PHARMACEUTICALS            78,000    Abbott Laboratories. . . . . . . . . . .      3,193,987     3,256,500       1.0

                           55,000    Merck & Co., Inc.. . . . . . . . . . . .      3,307,995     3,616,250       1.1
                                                                               ------------- -------------     -----

                                                                                   6,501,982     6,872,750       2.1

-----------------------------------------------------------------------------------------------------------------------


PHOTOGRAPHY                85,000    Eastman Kodak Co.. . . . . . . . . . . .      4,669,589     5,695,000       1.8

-----------------------------------------------------------------------------------------------------------------------


RETAIL                     80,000    Sears, Roebuck & Co.. . . . . . . . . .       2,791,819     3,120,000       1.0

-----------------------------------------------------------------------------------------------------------------------


SCIENTIFIC EQUIPMENT       41,900    Fisher Scientific International Inc.. .       1,370,446     1,398,412       0.4

-----------------------------------------------------------------------------------------------------------------------


TELECOMMUNICATIONS         50,000    AT&T Corp.. . . . . . . . . . . . . . .       3,289,943     3,237,500       1.0

-----------------------------------------------------------------------------------------------------------------------


                                     TOTAL US STOCKS & WARRANTS                   78,789,769    89,016,287      27.8

-----------------------------------------------------------------------------------------------------------------------


COUNTRY                                         FOREIGN STOCKS++++

-----------------------------------------------------------------------------------------------------------------------


CANADA                     35,000    Magna International Inc. (Class A) (6).       1,374,340     1,513,750       0.5

-----------------------------------------------------------------------------------------------------------------------


CHILE                      18,400    Cristalerias de Chile S.A. (ADR) (a) (7)        335,560       409,400       0.1

-----------------------------------------------------------------------------------------------------------------------


HONG KONG               1,000,000    Hong Kong Telecommunications Ltd.
                                     (ADR) (a) (5). . . . . . . . . . . . . .      1,768,771     1,784,790       0.5

-----------------------------------------------------------------------------------------------------------------------


INDONESIA                   1,200    P.T. Indonesia Satellite Corp. (ADR)             43,122        43,800       0.0
                                     (a) (5). . . . . . . . . . . . . . . . .

-----------------------------------------------------------------------------------------------------------------------


JAPAN                      80,000    Canon, Inc. (9). . . . . . . . . . . . .      1,467,936     1,449,051       0.4

                          160,000    Nomura Securities Co., Ltd. (ADR)
                                     (a) (8). . . . . . . . . . . . . . . . .      3,147,107     3,487,021       1.1

                          120,000    Tokio Marine & Fire Insurance Co.
                                     (ADR) (a) (2). . . . . . . . . . . . . .      1,428,630     1,569,159       0.5
                                                                               ------------- -------------     -----

                                                                                   6,043,673     6,505,231       2.0

-----------------------------------------------------------------------------------------------------------------------


MEXICO                    146,400   +Grupo Carso, S.A. de C.V. (ADR)


                                     (a) (3)++. . . . . . . . . . . . . . . .      1,702,240     1,482,300       0.5




-----------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FLEXIBLE STRATEGY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)


                              SHARES                                                               VALUE       PERCENT OF
COUNTRY                         HELD              FOREIGN STOCKS++++                 COST        (NOTE 1A)     NET ASSETS



NETHERLANDS                   20,000    Royal Dutch Petroleum Co. N.V. (ADR)
                                         (a) (4). . . . . . . . . . . . . .       $  2,672,362   $  2,822,500       0.9%

                             120,000    Singer Co. N.V. (d) (1). . . . . . .         4,025,070      3,345,000       1.0


                                                                                -------------- -------------- ---------

                                                                                     6,697,432      6,167,500       1.9
                                                                                ---





SPAIN                         35,000    Repsol S.A. (ADR) (a) (4). . . . . .         1,151,615      1,150,625       0.4

--------------------------------------------------------------------------------------------------------------------------


SWITZERLAND                    2,300    Sandoz A.G. (10). . . . . . . . . .          1,996,772      2,110,715       0.7

--------------------------------------------------------------------------------------------------------------------------


                                        TOTAL FOREIGN STOCKS                        21,113,525     21,168,111       6.6

--------------------------------------------------------------------------------------------------------------------------


                          FACE
INDUSTRY                 AMOUNT*             CORPORATE & FOREIGN BONDS++++

--------------------------------------------------------------------------------------------------------------------------


FOREIGN--CANADA       US$  5,000,000    Hydro-Electric Quebec, 6.35% due
                                         1/15/2002 (12). . . . . . . . . . .         5,000,000      5,065,500       1.6

--------------------------------------------------------------------------------------------------------------------------


FOREIGN--ITALY               500,000    Republic of Italy, 8.75% due
                                        2/08/2001 (1). . . . . . . . . . . .           537,305        558,282       0.2

--------------------------------------------------------------------------------------------------------------------------


US--FINANCIAL SERVICES     1,000,000    Ford Motor Credit Co., 7.125%
                                        due 12/01/1997. . . . . . . . . . .            995,000      1,025,420       0.3

--------------------------------------------------------------------------------------------------------------------------


US--INDUSTRIAL             1,000,000    International Business Machines Corp.,
                                         6.375% due 6/15/2000. . . . . . . .         1,000,000      1,024,700       0.3

--------------------------------------------------------------------------------------------------------------------------


US--TELECOMMUNICATIONS     5,000,000    Chesapeake & Potomac Telecom Co.,
                                         6.125% due 7/15/2005. . . . . . . .         4,503,300      5,032,350       1.6

--------------------------------------------------------------------------------------------------------------------------


                                        TOTAL CORPORATE & FOREIGN BONDS             12,035,605     12,706,252       4.0

--------------------------------------------------------------------------------------------------------------------------


                                        US GOVERNMENT & AGENCY OBLIGATIONS

--------------------------------------------------------------------------------------------------------------------------


FEDERAL AGENCY                          Federal National Mortgage Association:
OBLIGATIONS
                           5,000,000    7.85% due 9/10/2004. . . . . . . . .         4,992,969      5,317,950       1.7

                           4,726,069    8.00% due 11/01/2024 (c). . . . . .          4,512,658      4,894,412       1.5

                           2,000,000    Series 93D, 5.85% due 2/25/2006 (c).         1,996,250      1,999,360       0.6
                                                                                   -----------    -----------     -----

                                                                                    11,501,877     12,211,722       3.8

--------------------------------------------------------------------------------------------------------------------------


GOVERNMENT                              US Treasury Notes:
OBLIGATIONS
                           1,000,000    8.625% due 8/15/1997. . . . . . . .          1,027,344      1,052,500       0.3

                           6,000,000    7.50% due 11/15/2001. . . . . . . .          6,143,336      6,608,460       2.1

                           5,000,000    6.25% due 2/15/2003. . . . . . . . .         4,990,469      5,216,400       1.6

                           3,000,000    US Treasury STRIPS++, 7.77% (e) due
                                         5/15/2000. . . . . . . . . . . . .          2,283,715      2,382,120       0.8
                                                                                   -----------    -----------     -----

                                                                                    14,444,864     15,259,480       4.8

--------------------------------------------------------------------------------------------------------------------------


MORTGAGE-BACKED                         Government National Mortgage
SECURITIES                               Association (c):

                             982,310    9.00% due 11/15/2019. . . . . . . .            973,397      1,046,465       0.3

                             444,482    9.00% due 11/15/2019. . . . . . . .            441,427        473,512       0.2
                                                                                   -----------    -----------     -----

                                                                                     1,414,824      1,519,977       0.5

--------------------------------------------------------------------------------------------------------------------------


                                        TOTAL US GOVERNMENT &
                                        AGENCY OBLIGATIONS                          27,361,565     28,991,179       9.1

--------------------------------------------------------------------------------------------------------------------------


                                                 SHORT-TERM SECURITIES

--------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER**        10,000,000    ABN-AMRO North America Finance, Inc.,
                                         5.54% due 1/26/1996. . . . . . . .          9,958,450      9,958,450       3.1

                          10,000,000    Ciesco L.P., 5.72% due 1/31/1996. .          9,949,156      9,949,156       3.1

                          10,000,000    Corporate Asset Funding Co. Inc., 5.67%
                                         due 1/09/1996. . . . . . . . . . .          9,984,250      9,984,250       3.1

                          16,595,000    General Electric Capital Corp., 5.90%
                                         due 1/02/1996. . . . . . . . . . .         16,586,841     16,586,841       5.2

                          12,000,000    Monsanto Company, 5.72% due
                                        1/23/1996. . . . . . . . . . . . . .        11,954,240     11,954,240       3.7

                          12,000,000    Morgan Stanley Group, Inc., 5.65% due
                                         1/17/1996. . . . . . . . . . . . .         11,966,100     11,966,100       3.8

                          15,000,000    National Australia Funding (Delaware)
                                         Inc., 5.73% due 1/12/1996. . . . .         14,968,963     14,968,963       4.7

                          15,000,000    National Fleet Funding Corp., 5.75% due
                                         1/12/1996. . . . . . . . . . . . .         14,968,854     14,968,854       4.7

                          10,000,000    Preferred Receivable Funding Corp.,
                                         5.78% due 1/02/1996. . . . . . . .          9,995,183      9,995,183       3.1

                          10,000,000    USAA Capital Corp., 5.70% due
                                        1/29/1996. . . . . . . . . . . . . .         9,952,500      9,952,500       3.1

                          12,000,000    Xerox Corp., 5.69% due 1/18/1996. .         11,963,963     11,963,963       3.7
                                                                                -------------- --------------     -----

                                                                                   132,248,500    132,248,500      41.3

--------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FLEXIBLE STRATEGY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)


                           FACE                                                                 VALUE       PERCENT OF
                         AMOUNT*              SHORT-TERM SECURITIES               COST        (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------



US GOVERNMENT &                       Federal National Mortgage Association:
AGENCY OBLIGATIONS**US$ 15,000,000    5.67% due 1/08/1996. . . . . . . . .     $ 14,978,738   $ 14,978,738        4.7%

                        10,000,000    5.67% due 1/17/1996. . . . . . . . .        9,971,650      9,971,650        3.1

                        12,000,000    5.67% due 1/19/1996. . . . . . . . .       11,962,200     11,962,200        3.7
                                                                                -----------    -----------     ------

                                                                                 36,912,588     36,912,588       11.5

------------------------------------------------------------------------------------------------------------------------

                                                                                169,161,088    169,161,088       52.8
                                      TOTAL SHORT-TERM SECURITIES

------------------------------------------------------------------------------------------------------------------------


                                      TOTAL INVESTMENTS. . . . . . . . . .     $308,461,552    321,042,917      100.3
                                                                             --------------
                                                                             --------------


                                      LIABILITIES IN EXCESS OF OTHER
                                      ASSETS. . . . . . . . . . . . . . . .                      (809,254)      (0.3)
                                                                                               -----------     ------


                                      NET ASSETS. . . . . . . . . . . . . .                   $320,233,663      100.0%
                                                                                            --------------     ------
                                                                                            --------------     ------

------------------------------------------------------------------------------------------------------------------------



  (a) American Depositary Receipts (ADR).

  (b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  (c) US Government Agency Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage investments. As a result, the average life may be substantially less than the original maturity.

  (d) Consistent with general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investment made, or services performed in the country, or in which at least
  50% of the assets of the issuers are situated.

  (e) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

  *Denominated in US dollars unless otherwise indicated.

  ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  +Non-income producing security.

  ++ Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,482,000, representing 0.5% of net assets.



                                                                            VALUE
ISSUE                                   ACQUISITION DATES      COST       (NOTE 1A)
-------------------------------------------------------------------------------------



Grupo Carso, S.A. de C.V. (ADR). . .   1/24/1992-1/31/1995   $1,702,240   $ 1,482,300

-------------------------------------------------------------------------------------


TOTAL                                                        $1,702,240   $ 1,482,300
                                                           ------------ -------------
                                                           ------------ -------------
-------------------------------------------------------------------------------------


  ++ Separate Trading of Registered Interest and Principal of Securities
  (STRIPS).

  ++++ Corresponding industry groups for foreign securities:




    (1)  Government Entities


    (2)  Insurance


    (3)  Multi-Industry


    (4)  Petroleum


    (5)  Telecommunications


    (6)  Auto Parts--Original


    (7)  Containers


    (8)  Financial


    (9)  Photography


    (10) Pharmaceuticals


    (11) Appliances


    (12) Public Utilities


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995


                               SHARES                                                              VALUE       PERCENT OF
INDUSTRY                         HELD                   US STOCKS                    COST        (NOTE 1A)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------



AEROSPACE                      20,000    Boeing Co.. . . . . . . . . . . . . .     $ 1,465,078   $ 1,567,500      0.3%

                               61,500    United Technologies Corp. . . . . . .       3,820,923     5,834,812      1.1
                                                                                 ------------- -------------    -----

                                                                                     5,286,001     7,402,312      1.4

---------------------------------------------------------------------------------------------------------------------------


ALUMINUM                       30,000    Aluminum Co. of America. . . . . . . .      1,726,248     1,586,250      0.3

---------------------------------------------------------------------------------------------------------------------------


APPLIANCES                     90,000    Whirlpool Corporation. . . . . . . . .      5,124,101     4,792,500      0.9

---------------------------------------------------------------------------------------------------------------------------


AUTO & TRUCK                  120,000    Ford Motor Co.. . . . . . . . . . . .       3,221,336     3,480,000      0.6

---------------------------------------------------------------------------------------------------------------------------


BANKING                        45,000    Bank of New York, Inc.. . . . . . . .       2,126,624     2,193,750      0.4

---------------------------------------------------------------------------------------------------------------------------


CHEMICALS                      72,050    Eastman Chemical Co.. . . . . . . . .       3,290,340     4,512,131      0.8

---------------------------------------------------------------------------------------------------------------------------


COMPUTER SERVICES              40,000    General Motors Corp. (Class E). . . .       2,058,814     2,080,000      0.4

---------------------------------------------------------------------------------------------------------------------------


ELECTRONICS/INSTRUMENTS        64,500    Corning Inc.. . . . . . . . . . . . .       1,780,749     2,064,000      0.4

                               30,000    Texas Instruments, Inc.. . . . . . . .      1,802,100     1,552,500      0.3
                                                                                 ------------- -------------    -----

                                                                                     3,582,849     3,616,500      0.7

---------------------------------------------------------------------------------------------------------------------------


ENERGY RELATED                 17,400   +California Energy Co., Inc.. . . . . .        279,096       339,300      0.1

---------------------------------------------------------------------------------------------------------------------------


ENVIRONMENTAL CONTROL         261,800    Wheelabrator Technologies, Inc.. . . .      4,510,490     4,385,150      0.8

---------------------------------------------------------------------------------------------------------------------------


HARDWARE PRODUCTS              95,700    Stanley Works Co. (The). . . . . . . .      3,935,571     4,928,550      0.9

---------------------------------------------------------------------------------------------------------------------------


HEALTHCARE                    160,000   +Humana Inc.. . . . . . . . . . . . . .      3,839,054     4,380,000      0.8

---------------------------------------------------------------------------------------------------------------------------


INSURANCE                      30,000    Aetna Life & Casualty Co.. . . . . . .      2,232,630     2,077,500      0.4

                               50,000    Allstate Corp.. . . . . . . . . . . .       2,046,610     2,056,250      0.4

                               43,100    National Re Corp.. . . . . . . . . . .      1,397,635     1,637,800      0.3
                                                                                 ------------- -------------    -----

                                                                                     5,676,875     5,771,550      1.1

---------------------------------------------------------------------------------------------------------------------------


NATURAL GAS                    28,200    Enron Corp.. . . . . . . . . . . . . .      1,066,036     1,075,125      0.2

---------------------------------------------------------------------------------------------------------------------------


PETROLEUM                      29,900    Pennzoil Co.. . . . . . . . . . . . .       1,181,791     1,263,275      0.2

---------------------------------------------------------------------------------------------------------------------------


PETROLEUM & SERVICE EQUIPMENT 192,900    Dresser Industries, Inc.. . . . . . .       4,099,100     4,701,938      0.9

                               50,200    Schlumberger Ltd.. . . . . . . . . . .      2,972,633     3,476,350      0.6
                                                                                 ------------- -------------    -----

                                                                                     7,071,733     8,178,288      1.5

---------------------------------------------------------------------------------------------------------------------------


PHARMACEUTICALS               112,000    Abbott Laboratories. . . . . . . . . .      3,152,867     4,676,000      0.8

                              105,000    Merck & Co., Inc.. . . . . . . . . . .      3,539,150     6,903,750      1.3
                                                                                 ------------- -------------    -----

                                                                                     6,692,017    11,579,750      2.1

---------------------------------------------------------------------------------------------------------------------------


PHOTOGRAPHY                    77,200    Eastman Kodak Co.. . . . . . . . . . .      3,487,735     5,172,400      1.0

---------------------------------------------------------------------------------------------------------------------------


RETAIL                         46,000    Sears, Roebuck & Co.. . . . . . . . .       1,833,758     1,794,000      0.3

---------------------------------------------------------------------------------------------------------------------------


SCIENTIFIC INSTRUMENTS        110,000    Fisher Scientific International, Inc..      3,455,487     3,671,250      0.7

---------------------------------------------------------------------------------------------------------------------------


TELECOMMUNICATIONS             70,100    AT & T Corp.. . . . . . . . . . . . .       3,715,987     4,538,975      0.8

                               70,300    Bell Atlantic Corp.. . . . . . . . . .      3,816,168     4,701,312      0.9
                                                                                 ------------- -------------    -----

                                                                                     7,532,155     9,240,287      1.7

---------------------------------------------------------------------------------------------------------------------------


                                         TOTAL US STOCKS                            76,978,111    91,442,368     16.9

---------------------------------------------------------------------------------------------------------------------------


COUNTRY                                             FOREIGN STOCKS++

---------------------------------------------------------------------------------------------------------------------------


ARGENTINA                     150,473    Banco de Galicia S.A. (ADR)* (3). . .       2,868,834     3,084,696      0.6

                              134,550    Banco Frances del Rio de la Plata S.A.
                                          (Class A) (ADR)* (3). . . . . . . . .      3,272,016     3,616,031      0.7

                              100,000    Yacimientos Petroliferos Fiscales S.A.
                                          (Sponsored) (ADR)* (21). . . . . . .       2,345,882     2,162,500      0.4
                                                                                 ------------- -------------    -----

                                                                                     8,486,732     8,863,227      1.7

---------------------------------------------------------------------------------------------------------------------------


CANADA                        172,100    Canadian Pacific Ltd. (18). . . . . .       2,710,067     3,119,312      0.6

                               77,400    Northern Telecommunications,
                                         Ltd. (27). . . . . . . . . . . . . . .      2,137,422     3,328,200      0.6
                                                                                 ------------- -------------    -----
                                                                                     4,847,489     6,447,512      1.2


---------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)





                    SHARES                                                                  VALUE        PERCENT OF
COUNTRY               HELD                 FOREIGN STOCKS++                   COST        (NOTE 1A)      NET ASSETS


GERMANY             10,250    Mannesmann AG (17). . . . . . . . . . . .    $  2,195,390   $  3,270,119      0.6%

                     9,750    Preussag AG (18). . . . . . . . . . . . .       2,569,641      2,731,226      0.5

                     6,150    Siemens AG (12). . . . . . . . . . . . .        2,507,770      3,372,511      0.6
                                                                         -------------- --------------    -----
                                                                              7,272,801      9,373,856      1.7

---------------------------------------------------------------------------------------------------------------------


HONG KONG        1,600,000    Hong Kong Telecommunications
                              Ltd. (27). . . . . . . . . . . . . . . .        2,845,505      2,855,665      0.5

---------------------------------------------------------------------------------------------------------------------


INDONESIA           65,180    P.T. Indonesian Satellite Corp.
                              (ADR)* (27). . . . . . . . . . . . . . .        2,516,111      2,379,070      0.4

---------------------------------------------------------------------------------------------------------------------


ITALY              680,000    Danieli & Co. (17). . . . . . . . . . . .       2,451,794      1,844,795      0.4

                   800,000    Societa Finanziara Telefonica S.p.A.
                              (STET) (27). . . . . . . . . . . . . . .        2,442,272      2,266,246      0.4
                                                                         -------------- --------------    -----
                                                                              4,894,066      4,111,041      0.8

---------------------------------------------------------------------------------------------------------------------


JAPAN              165,000    Canon, Inc. (12). . . . . . . . . . . . .       2,315,252      2,988,667      0.6

                   165,000    Dai Nippon Printing Co., Ltd. (23). . . .       2,681,206      2,796,881      0.5

                   455,000    Hitachi Cable, Ltd. (8). . . . . . . . .        3,313,228      3,221,668      0.6

                    57,000    Ito-Yokado Co., Ltd. (25). . . . . . . .        2,773,666      3,511,430      0.6

                   381,000    Kamigumi Co., Ltd (26). . . . . . . . . .       4,232,708      3,657,216      0.7

                   242,000    Maeda Corp. (4). . . . . . . . . . . . .        2,444,979      2,367,493      0.4

                   166,000    Matsushita Electric Industries, Ltd. (12)       2,324,955      2,701,279      0.5

                   430,000    Mitsubishi Electric Co. (11). . . . . . .       2,778,342      3,094,634      0.6

                   486,000    Mitsubishi Heavy Industry, Ltd. (8). . .        3,075,981      3,874,254      0.7

                   180,000    Mitsubishi Trust & Banking Corp. (3). . .       3,089,062      2,998,838      0.6

                   150,000    Nomura Securities Co., Ltd. (33). . . . .       3,097,803      3,269,082      0.6

                   310,000    Okumura Corp. (4). . . . . . . . . . . .        2,626,893      2,822,549      0.5

                    60,000    Rohm Company Ltd. (12). . . . . . . . . .       3,105,057      3,388,222      0.6

                    60,000    SMC Corp. (17). . . . . . . . . . . . . .       3,085,930      4,341,341      0.8

                   130,000    Sanwa Bank, Ltd. (3). . . . . . . . . . .       2,639,823      2,644,324      0.5

                   285,000    Sumitomo Corp. (30). . . . . . . . . . .        2,414,459      2,898,586      0.6

                   305,000    Tokio Marine and Fire Insurance Co.,
                              Ltd. (16). . . . . . . . . . . . . . . .        3,851,033      3,988,280      0.7

                   550,000    Toray Industries Ltd. (28). . . . . . . .       3,773,274      3,622,627      0.7
                                                                         -------------- --------------    -----
                                                                             53,623,651     58,187,371     10.8



NETHERLANDS            466    ABN-AMRO Holdings N.V. (Preferred)
                              (3). . . . . . . . . . . . . . . . . . .           15,383         20,019      0.0

                    29,000    Royal Dutch Petroleum Co., N.V.
                              (ADR)* (21). . . . . . . . . . . . . . .
                                                                              3,006,732      4,092,625      0.8
                   110,000    Singer Co. N.V. (a) (34). . . . . . . . .       2,946,559      3,066,250      0.6
                                                                         -------------- --------------    -----




                                                                              5,968,674      7,178,894      1.4



PHILIPPINES         40,000    Philippine Long Distance Telephone Co.
                               (ADR)* (27). . . . . . . . . . . . . . .       2,829,796      2,165,000      0.4



SPAIN              102,400    Repsol S.A. (Sponsored) (ADR)* (21). . .        3,034,619      3,366,400      0.6



SWITZERLAND          3,300    BBC Brown Boveri & Cie AG (8). . . . . .        2,297,018      3,842,878      0.7

                     2,300    Sandoz AG (22). . . . . . . . . . . . . .       1,996,772      2,110,715      0.4
                                                                         -------------- --------------    -----
                                                                              4,293,790      5,953,593      1.1





UNITED KINGDOM     294,000    GKN PLC (6). . . . . . . . . . . . . . .        2,318,167      3,554,942      0.6

                   585,000    General Electric Co. PLC (11). . . . . .        2,809,289      3,223,531      0.6

                   207,000    Imperial Chemical Industries PLC (9). . .       2,402,001      2,449,954      0.5
                                                                         -------------- --------------    -----
                                                                              7,529,457      9,228,427      1.7





---------------------------------------------------------------------------------------------------------------------


                              TOTAL FOREIGN STOCKS                          108,142,691    120,110,056     22.3

---------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)




                           FACE                                                                VALUE        PERCENT OF
COUNTRY                  AMOUNT**                FOREIGN BONDS++                 COST        (NOTE 1A)      NET ASSETS


CANADA              C$  15,800,000    Government of Canada,
                                      7.25% due 6/01/2003 (15). . . . . . .    $11,839,689   $ 11,791,527      2.2%

------------------------------------------------------------------------------------------------------------------------


UNITED KINGDOM                        UK Treasury Gilt (15):

      (pound sterling)   8,190,000     7.25% due 3/30/1998. . . . . . . . .     12,651,800     12,946,911      2.4

                            75,000     9.75% due 8/27/2002. . . . . . . . .        149,409        132,277      0.0

                         3,000,000     8.00% due 6/10/2003. . . . . . . . .      4,822,692      4,867,605      0.9
                                                                             ------------- --------------    -----
                                                                                17,623,901     17,946,793      3.3

------------------------------------------------------------------------------------------------------------------------


                                      TOTAL FOREIGN BONDS                       29,463,590     29,738,320      5.5

------------------------------------------------------------------------------------------------------------------------


                                               US GOVERNMENT OBLIGATIONS

------------------------------------------------------------------------------------------------------------------------


                                      US Treasury Notes:

                   US$  14,000,000     5.75% due 8/15/2003. . . . . . . . .     14,037,891     14,168,420      2.6

                        29,000,000     7.25% due 8/15/2004. . . . . . . . .     29,290,000     32,248,870      6.0

                        40,000,000     7.875% due 11/15/2004. . . . . . . .     39,980,781     46,300,000      8.5

                        10,000,000     6.50% due 8/15/2005. . . . . . . . .      9,966,406     10,653,100      2.0

------------------------------------------------------------------------------------------------------------------------


                                      TOTAL US GOVERNMENT OBLIGATIONS           93,275,078    103,370,390     19.1

------------------------------------------------------------------------------------------------------------------------



                                              SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER***US$  10,000,000    Ciesco L.P., 5.53% due 2/20/1996. . .      9,920,122      9,920,122      1.9

                        20,000,000    Corporate Asset Funding Co. Inc.,
                                       5.72% due 1/04/1996. . . . . . . . .     19,984,111     19,984,111      3.7

                        21,211,000    General Electric Capital Corp., 5.90%
                                       due 1/02/1996. . . . . . . . . . . .     21,200,571     21,200,571      3.9

                        12,000,000    Sandoz Corporation, 5.75% due
                                      1/29/1996. . . . . . . . . . . . . .      11,942,500     11,942,500      2.2
                                                                             ------------- --------------     ----
                                                                                63,047,304     63,047,304     11.7

------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)




                            FACE                                                                   VALUE         PERCENT OF
                          AMOUNT**               SHORT-TERM SECURITIES               COST        (NOTE 1A)       NET ASSETS


US GOVERNMENT &       US$43,495,000      Federal Home Loan Bank, 5.58% due
AGENCY OBLIGATIONS***                    1/19/1996. . . . . . . . . . . . . .     $ 43,360,166   $ 43,360,166        8.0%

                                         Federal National Mortgage Association:
                         20,000,000      5.65% due 1/12/1996. . . . . . . . .       19,959,195     19,959,195        3.7
                         20,000,000      5.59% due 1/18/1996                        19,940,994     19,940,994        3.7
                         30,000,000      5.67% due 1/18/1996. . . . . . . . .       29,910,225     29,910,225        5.5
                          7,000,000      5.50% due 1/19/1996                    ---  6,978,611 ---  6,978,611        1.3
                                                                                   -----------    -----------    -------

                                                                                   120,149,191    120,149,191       22.2

------------------------------------------------------------------------------------------------------------------------------


                                         TOTAL SHORT-TERM SECURITIES               183,196,495    183,196,495       33.9

------------------------------------------------------------------------------------------------------------------------------


               TOTAL INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . .     $491,055,965    527,857,629       97.7
                                                                                --------------
               UNREALIZED APPRECIATION ON FORWARD FOREIGN                        -- ----------
               EXCHANGE CONTRACTS++. . . . . . . . . . . . . . . . . . . . .                        9,681,629        1.8

               OTHER ASSETS LESS LIABILITIES. . . . . . . . . . . . . . . . .                       2,702,355        0.5
                                                                                               --------------    -------
               NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .                     $540,241,613      100.0%
                                                                                               --------------    -------
                                                                                                -- ----------     ------

------------------------------------------------------------------------------------------------------------------------------



  * American Depositary Receipts (ADR).

  ** Denominated in US dollars unless otherwise indicated.

  *** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  (a) Consistent with general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investment made, or services performed in the country, or in which at least 50% of the assets of the issuers are situated.

  + Non-income producing securities.

  ++ Corresponding industry groups for foreign stocks and bonds:




 (1) Automobiles               (18) Multi-Industry


 (2) Automotive Equipment      (19) Natural Gas


 (3) Banking                   (20) Packaging


 (4) Building & Construction   (21) Petroleum


 (5) Building Materials        (22) Pharmaceutical


 (6) Business & Public Service (23) Printing & Publishing


 (7) Business Publishing       (24) Real Estate


 (8) Capital Goods             (25) Retail Stores


 (9) Chemicals                 (26) Shipping


(10) Diversified               (27) Telecommunications


(11) Electrical Equipment      (28) Textiles


(12) Electronics               (29) Toys


(13) Food                      (30) Trading


(14) Glass                     (31) Utilities


(15) Government (Bonds)        (32) Utilities--Electric


(16) Insurance                 (33) Financial Services


(17) Machinery                 (34) Appliances




  ++ Forward foreign exchange contracts as of December 31, 1995 were as follows:


                                                                         UNREALIZED
                                                           EXPIRATION   APPRECIATION
FOREIGN CURRENCY SOLD                                         DATE        (NOTE 1B)
--------------------------------------------------------------------------------------






Y4,819,200,000. . . . . . . . . . . . . . . . . . . . .   January 1996    $ 9,681,629

--------------------------------------------------------------------------------------


TOTAL UNREALIZED APPRECIATION ON FORWARD
FOREIGN EXCHANGE CONTRACTS (US$ COMMITMENT--$56,457,357)                  $ 9,681,629
                                                                       ---------------
                                                                        --- ----------

--------------------------------------------------------------------------------------

                                                                              49

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995
(IN US DOLLARS)



                                  SHARES                                                       VALUE        PERCENT OF
COUNTRY   INDUSTRY                  HELD              COMMON STOCKS                COST      (NOTE 1A)      NET ASSETS

------------------------------------------------------------------------------------------------------------------------



ARGENTINA TELECOMMUNICATIONS       7,900    Central Costanera S.A. (ADR)* (b)    $  261,847   $  240,950         0.2%

                                  25,600    Telecom Argentina Stet S.A.
                                            (ADR)*. . . . . . . . . . . . . .     1,160,819    1,219,200         0.8

                                  44,800    Telefonica de Argentina S.A.
                                            (ADR)*. . . . . . . . . . . . . .     1,173,168    1,220,800         0.8

          --------------------------------------------------------------------------------------------------------------


                                            TOTAL COMMON STOCKS IN
                                            ARGENTINA                             2,595,834    2,680,950         1.8


------------------------------------------------------------------------------------------------------------------------


AUSTRALIA UTILITIES--GAS         434,496    Australian Gas & Light Co. Ltd..      1,238,060    1,631,611         1.1

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS IN

                                            AUSTRALIA                             1,238,060    1,631,611         1.1

------------------------------------------------------------------------------------------------------------------------

AUSTRIA   UTILITIES--GAS          11,300    Energie-Versorgung

                                            Niederoesterreich AG (EVN). . . .     1,388,213    1,555,870         1.1

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS IN

                                            AUSTRIA                               1,388,213    1,555,870         1.1

------------------------------------------------------------------------------------------------------------------------

BRAZIL    TELECOMMUNICATIONS      18,000    Telecomunicacoes Brasileiras

                                            S.A.-Telebras (ADR)*. . . . . . .       870,759      852,750         0.6

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS IN BRAZIL           870,759      852,750         0.6

------------------------------------------------------------------------------------------------------------------------

CANADA    TELECOMMUNICATIONS      56,000    BC Telecom, Inc.. . . . . . . . .     1,052,989    1,026,167         0.7

          --------------------------------------------------------------------------------------------------------------

          UTILITIES--GAS          70,100    Transcanada Pipeline Co., Ltd.

                                            (ADR)*. . . . . . . . . . . . . .     1,045,275      963,875         0.7

                                  93,000    Westcoast Energy, Inc.. . . . . .     1,594,099    1,360,125         0.9

                                                                               ------------ ------------  ----------

                                                                                  2,639,374    2,324,000         1.6

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS IN

                                            CANADA                                3,692,363    3,350,167         2.3

------------------------------------------------------------------------------------------------------------------------

CHILE     TELECOMMUNICATIONS      14,400    Compania de Telefonos de Chile

                                            S.A. (ADR)*. . . . . . . . . . .      1,254,995    1,193,400         0.8

          --------------------------------------------------------------------------------------------------------------

          UTILITIES--ELECTRIC     20,000    Chilgener S.A. (ADR)*. . . . . .        460,000      500,000         0.4

                                  35,100    Distribuidora Chilectra

                                            Metropolitan, S.A. (ADR)* (b). .      1,098,338    1,737,450         1.2

                                  48,300    Enersis S.A. (ADR)*. . . . . . .      1,026,061    1,376,550         0.9

                                                                               ------------ ------------  ----------

                                                                                  2,584,399    3,614,000         2.5

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS IN CHILE          3,839,394    4,807,400         3.3

------------------------------------------------------------------------------------------------------------------------

DENMARK   TELECOMMUNICATIONS      77,000    Tele Danmark A/S (ADR)*. . . . .      1,826,433    2,127,125         1.4

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS IN

                                            DENMARK                               1,826,433    2,127,125         1.4

------------------------------------------------------------------------------------------------------------------------

FRANCE    UTILITIES--WATER        16,409    Generale des Eaux. . . . . . . .      1,872,761    1,639,961         1.1

                                   7,111    Lyonnaise des Eaux-Dumez. . . . .       722,326      685,399         0.5

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS IN

                                            FRANCE                                2,595,087    2,325,360         1.6

------------------------------------------------------------------------------------------------------------------------

GERMANY   UTILITIES--ELECTRIC     40,000    Veba AG. . . . . . . . . . . . .      1,305,397    1,701,711         1.1

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS IN

                                            GERMANY                               1,305,397    1,701,711         1.1

------------------------------------------------------------------------------------------------------------------------

HONG KONG UTILITIES--ELECTRIC     57,500    Hong Kong Electric Holdings, Ltd.       180,587      188,518         0.1

          --------------------------------------------------------------------------------------------------------------

          UTILITIES--GAS         473,760    The Hong Kong & China Gas Co.,

                                            Ltd.. . . . . . . . . . . . . . .       755,615      762,844         0.5

                                  32,900    The Hong Kong & China Gas Co.,

                                            Ltd. (Warrants) (a). . . . . . .             --           43         0.0

                                                                               ------------ ------------  ----------

                                                                                    755,615      762,887         0.5

          --------------------------------------------------------------------------------------------------------------

                                            TOTAL COMMON STOCKS

                                            IN HONG KONG                            936,202      951,405         0.6

------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND

(IN US DOLLARS)



                                    SHARES                                                      VALUE       PERCENT OF

COUNTRY     INDUSTRY                  HELD              COMMON STOCKS               COST      (NOTE 1A)     NET ASSETS

------------------------------------------------------------------------------------------------------------------------


INDIA       UTILITIES--ELECTRIC      4,500    CESC Ltd. (GDR)** (b). . . . . .    $   40,950   $   12,375        0.0%

                                     7,500    CESC Ltd. (Units) (c). . . . . .       400,050       90,000        0.1

                                     1,000    Tata Electric Companies

                                              (GDR)** (b). . . . . . . . . . .       710,000      320,000        0.2

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN INDIA         1,151,000      422,375        0.3

------------------------------------------------------------------------------------------------------------------------

INDONESIA   TELECOMMUNICATIONS       1,110    P.T. Indonesian Satellite

                                              Corp. (ADR)*. . . . . . . . . .         35,576       40,515        0.0

                                     8,000    P.T. Telekomunikasi Indonesia

                                              (ADR)*. . . . . . . . . . . . .        144,000      202,000        0.1

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN

                                              INDONESIA                              179,576      242,515        0.1

------------------------------------------------------------------------------------------------------------------------

ITALY       TELECOMMUNICATIONS     761,900    Societa Finanziara Telefonica

                                              S.p.A. (STET). . . . . . . . . .     1,629,934    1,557,449        1.0

                                   729,600    Telecom Italia S.p.A.. . . . . .       950,865    1,136,979        0.8

                                   729,600    Telecom Italia Mobile S.p.A.. .        684,328    1,286,582        0.9

                                                                                ------------ ------------ ----------

                                                                                   3,265,127    3,981,010        2.7

            ------------------------------------------------------------------------------------------------------------

            UTILITIES--GAS         513,400    Italgas Torino. . . . . . . . .      1,581,576    1,564,493        1.0

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN ITALY         4,846,703    5,545,503        3.7

------------------------------------------------------------------------------------------------------------------------

KOREA       UTILITIES--ELECTRIC     40,800    Korea Electric Power Corp.

                                              (ADR)*. . . . . . . . . . . . .        821,100    1,091,400        0.8

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN

                                              KOREA                                  821,100    1,091,400        0.8

------------------------------------------------------------------------------------------------------------------------

MALAYSIA    TELECOMMUNICATIONS     139,000    Telekom Malaysia BHD. . . . . .        962,438    1,084,184        0.8

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN

                                              MALAYSIA                               962,438    1,084,184        0.8

------------------------------------------------------------------------------------------------------------------------

MEXICO      TELECOMMUNICATIONS      29,000    Telefonos de Mexico, S.A. de C.V.

                                              (Telemex) (ADR)*. . . . . . . .      1,706,306      924,375        0.6

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN

                                              MEXICO                               1,706,306      924,375        0.6

------------------------------------------------------------------------------------------------------------------------

NEW         TELECOMMUNICATIONS      36,800    Telecom Corporation of New

ZEALAND                                       Zealand Ltd. (ADR)*. . . . . . .     1,680,030    2,553,000        1.7

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN

                                              NEW ZEALAND                          1,680,030    2,553,000        1.7

------------------------------------------------------------------------------------------------------------------------

PHILIPPINES TELECOMMUNICATIONS      21,800    Philippine Long Distance

                                              Telephone Co. (ADR)*                 1,270,791    1,179,925        0.8

            ------------------------------------------------------------------------------------------------------------

            UTILITIES--ELECTRIC     57,000    Manila Electric Co. (MERALCO)

                                              'B'. . . . . . . . . . . . . . .       518,117      465,395        0.3

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN THE

                                              PHILIPPINES                          1,788,908    1,645,320        1.1

------------------------------------------------------------------------------------------------------------------------

PORTUGAL    TELECOMMUNICATIONS      20,600   +Portugal Telecom S.A. (ADR)*. .        385,735      391,400        0.3

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN

                                              PORTUGAL                               385,735      391,400        0.3

------------------------------------------------------------------------------------------------------------------------

SPAIN       TELECOMMUNICATIONS      50,700    Telefonica de Espana S.A. (ADR)*     1,942,165    2,123,062        1.4

            ------------------------------------------------------------------------------------------------------------

            UTILITIES--ELECTRIC     36,400    Empresa Nacional de Electricidad,

                                              S.A. (Endesa) (ADR)*. . . . . .      1,634,684    2,083,900        1.4

                                    15,000    HidroElectrica Del Cantabrico,

                                              S.A.. . . . . . . . . . . . . .        503,484      519,588        0.4

                                   131,000    Iberdrola I S.A.. . . . . . . .        879,896    1,199,258        0.8

                                                                                ------------ ------------ ----------

                                                                                   3,018,064    3,802,746        2.6

            ------------------------------------------------------------------------------------------------------------

                                              TOTAL COMMON STOCKS IN SPAIN         4,960,229    5,925,808        4.0

------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND

(IN US DOLLARS)



                                 SHARES                                                        VALUE      PERCENT OF

COUNTRY  INDUSTRY                  HELD              COMMON STOCKS               COST        (NOTE 1A)    NET ASSETS

---------------------------------------------------------------------------------------------------------------------


THAILAND TELECOMMUNICATIONS       2,000   +TelecomAsia Corp. Public

                                           Co., Ltd. (ADR)*. . . . . . . .     $    43,740   $    56,000       0.0%

         ------------------------------------------------------------------------------------------------------------

         UTILITIES--ELECTRIC     68,000   +Electricity Generating Company

                                           Ltd. (EGCOMP). . . . . . . . . .         60,715       232,248       0.2

         ------------------------------------------------------------------------------------------------------------

                                           TOTAL COMMON STOCKS IN

                                           THAILAND                                104,455       288,248       0.2

---------------------------------------------------------------------------------------------------------------------

UNITED   TELECOMMUNICATIONS      57,000    British Telecommunications PLC.         406,712       313,203       0.2

KINGDOM

                                 10,000    British Telecommunications PLC

                                           (ADR)*. . . . . . . . . . . . .         741,450       565,000       0.4

                                 87,000    Vodafone Group PLC (ADR)*. . . .      2,549,289     3,066,750       2.0

                                                                             ------------- ------------- ---------

                                                                                 3,697,451     3,944,953       2.6

         ------------------------------------------------------------------------------------------------------------

         UTILITIES--ELECTRIC     86,000    London Electricity PLC. . . . .         860,944       765,561       0.5

                                 60,000    Midlands Electricity PLC. . . .         684,138       707,803       0.5

                                174,822    National Grid Holding Co. PLC. .        561,038       541,361       0.4

                                140,000    National Power PLC. . . . . . .       1,010,949       976,799       0.7

                                 90,000    Powergen PLC. . . . . . . . . .         658,010       743,892       0.5

                                 58,000    South Wales Electricity PLC. . .        691,336       839,958       0.5

                                                                             ------------- ------------- ---------

                                                                                 4,466,415     4,575,374       3.1

                                           TOTAL COMMON STOCKS IN THE

                                           UNITED KINGDOM                        8,163,866     8,520,327       5.7

---------------------------------------------------------------------------------------------------------------------

UNITED   TELECOMMUNICATIONS      36,400   +AirTouch Communications, Inc.. .        879,157     1,028,300       0.7

STATES

                                 10,000    AT&T Corp.. . . . . . . . . . .         564,350       647,500       0.4

                                 45,800    Ameritech Corp.. . . . . . . . .      1,864,458     2,702,200       1.8

                                 31,800    Bell Atlantic Corp.. . . . . . .      1,872,160     2,126,625       1.4

                                 67,400    BellSouth Corp.. . . . . . . . .      2,020,584     2,931,900       2.0

                                 32,000    Frontier Corporation.. . . . . .        653,920       960,000       0.6

                                 53,500    GTE Corp.. . . . . . . . . . . .      1,866,628     2,354,000       1.6

                                150,000    NYNEX Corp.. . . . . . . . . . .      5,893,598     8,100,000       5.5

                                 45,300    SBC Communications. . . . . . .       1,921,580     2,604,750       1.8

                                 60,000    Sprint Corporation. . . . . . .       2,135,074     2,392,500       1.6

                                 66,900    U S West, Inc.. . . . . . . . .       1,765,286     2,391,675       1.6

                                                                             ------------- ------------- ---------

                                                                                21,436,795    28,239,450      19.0

         ------------------------------------------------------------------------------------------------------------

         UTILITIES--ELECTRIC     65,600    Allegheny Power System, Inc.. .       1,689,846     1,877,800       1.3

                                 47,500    Boston Edison Co.. . . . . . . .      1,386,299     1,401,250       0.9

                                 84,192    CINergy Corp.. . . . . . . . . .      2,052,668     2,578,380       1.7

                                 49,300    Consolidated Edison Co. of New

                                           York. . . . . . . . . . . . . .       1,597,050     1,577,600       1.1

                                 31,500    DTE Energy. . . . . . . . . . .         989,953     1,086,750       0.7

                                 26,400    Dominion Resources, Inc.. . . .       1,242,516     1,089,000       0.7

                                 61,000    Duke Power Co.. . . . . . . . .       2,452,906     2,889,875       1.9

                                 54,300    Entergy Corp.. . . . . . . . . .      1,905,240     1,588,275       1.1

                                 85,200    General Public Utilities Corp..       2,559,840     2,896,800       2.0

                                146,200    Houston Industries, Inc.. . . .       3,215,466     3,545,350       2.4

                                 56,000    NIPSCO Industries, Inc.. . . . .      1,787,890     2,142,000       1.4

                                 50,700    New York State Electric & Gas

                                           Corp.. . . . . . . . . . . . . .      1,537,761     1,311,862       0.9

                                 42,300    Northeast Utilities Co.. . . . .      1,096,216     1,031,062       0.7

                                 93,800    PECO Energy Co.. . . . . . . . .      2,719,313     2,825,725       1.9

                                 50,000    Pacific Gas and Electric Company      1,378,500     1,418,750       1.0

                                 72,800    PacifiCorp.. . . . . . . . . . .      1,401,416     1,547,000       1.0

                                 44,000    Public Service Co. of Colorado.       1,312,146     1,556,500       1.1

                                 64,000    SCEcorp.. . . . . . . . . . . .       1,220,732     1,136,000       0.8

                                 86,200    Southern Co.. . . . . . . . . .       1,846,654     2,122,675       1.4

                                 40,600    Western Resources Co.. . . . . .      1,393,851     1,355,025       0.9

                                                                             ------------- ------------- ---------

                                                                                34,786,263    36,977,679      24.9

         ------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)

(IN US DOLLARS)



                                         SHARES                                                       VALUE         PERCENT OF

COUNTRY     INDUSTRY                       HELD             COMMON STOCKS               COST        (NOTE 1A)       NET ASSETS

---------------------------------------------------------------------------------------------------------------------------------


UNITED      UTILITIES--GAS               33,000    The Brooklyn Union Gas Co.. .     $    855,855   $    965,250           0.7%

STATES

(CONCLUDED)                              52,000    The Coastal Corp.. . . . . . .       1,509,758      1,937,000           1.3

                                         24,800    El Paso Natural Gas Co.. . . .         895,148        703,700           0.5

                                         40,000    Enron Global Power & Pipelines

                                                   L.L.C., Com. . . . . . . . . .         930,101        995,000           0.7

                                         26,100    National Fuel Gas Company. . .         788,314        877,612           0.6

                                         25,000    New Jersey Resources Corp.. .          656,623        753,125           0.5

                                         53,500    Questar Corp.. . . . . . . . .       1,908,628      1,792,250           1.2

                                         72,200    Sonat, Inc.. . . . . . . . . .       2,342,585      2,572,125           1.7

                                         49,800    Washington Gas Light Co.. . .        1,046,197      1,020,900           0.7

                                         78,600    Williams Co., Inc.. . . . . .        2,298,643      3,448,575           2.3

                                                                                   -------------- -------------- -------------

                                                                                       13,231,852     15,065,537          10.2

            ---------------------------------------------------------------------------------------------------------------------

                                                   TOTAL COMMON STOCKS IN THE

                                                   UNITED STATES                       69,454,910     80,282,666          54.1

---------------------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS IN COMMON

                                                   STOCKS                             116,492,998    130,901,470          88.3

---------------------------------------------------------------------------------------------------------------------------------

                                           FACE

                                         AMOUNT        FIXED-INCOME SECURITIES

------------

AUSTRALIA   TELECOMMUNICATIONS US$ 1,040,000       Telstra Corp. Ltd., 6.50% due

                                                   7/31/2003 (b). . . . . . . . .       1,084,062      1,062,100           0.7

            ---------------------------------------------------------------------------------------------------------------------

                                                   TOTAL FIXED-INCOME SECURITIES

                                                   IN AUSTRALIA                         1,084,062      1,062,100           0.7

---------------------------------------------------------------------------------------------------------------------------------

KOREA       UTILITIES--ELECTRIC       1,000,000    Korea Electric Power Corp.,

                                                   6.375% due 12/01/2003. . . . .         985,510        996,160           0.7

            ---------------------------------------------------------------------------------------------------------------------

                                                   TOTAL FIXED-INCOME SECURITIES

                                                   IN KOREA                               985,510        996,160           0.7

---------------------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS IN FIXED-

                                                   INCOME SECURITIES                    2,069,572      2,058,260           1.4

---------------------------------------------------------------------------------------------------------------------------------

                                                        SHORT-TERM SECURITIES

            ---------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER***                   7,457,000    General Electric Capital Corp.,

                                                   5.90% due 1/02/1996. . . . . .       7,452,112      7,452,112           5.0

                                 ------------------------------------------------------------------------------------------------

US GOVERNMENT &                       6,000,000    Federal Home Loan Bank,

AGENCY OBLIGATIONS***                              Discount Note, 5.67%

                                                   due 1/16/1996. . . . . . . . .       5,982,990      5,982,990           4.0

                                        400,000    Federal Home Loan Mortgage

                                                   Corp., 5.47% due 2/12/1996. .          397,265        397,265           0.3

                                                                                   -------------- -------------- -------------

                                                                                        6,380,255      6,380,255           4.3

                                 ------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS IN

                                                   SHORT-TERM SECURITIES               13,832,367     13,832,367           9.3

---------------------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS. . . . . . .    $132,394,937    146,792,097          99.0

                                                                                   --------------

                                                   OTHER ASSETS LESS LIABILITIES.   -- ----------      1,433,180           1.0

                                                                                                  -------------- -------------

                                                   NET ASSETS. . . . . . . . . .                    $148,225,277         100.0%

                                                                                                  -------------- -------------

                                                                                                   -- ----------  ------------

---------------------------------------------------------------------------------------------------------------------------------


  * American Depositary Receipts (ADR).

  ** Global Depositary Receipts (GDR).

  *** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  (b) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $3,373,000, representing 2.2% of net assets.




                                                                                              VALUE

   ISSUE                                             ACQUISITION DATE(S)        COST        (NOTE 1A)

                                                    -                    --            --

---------------------------------------------------- --------------------  ------------  -------------

   CESC Ltd. (GDR). . . . . . . . . . . . . . . . .             5/17/1994    $   40,950    $    12,375

   Central Costanera S.A. (ADR). . . . . . . . . .             12/17/1993       261,847        240,950

   Distribuidora Chilectra Metropolitana S.A. (ADR)  8/06/1993-12/21/1993     1,098,338      1,737,450

   Tata Electric Companies (GDR). . . . . . . . . .             2/22/1994       710,000        320,000

   Telstra Corp. Ltd., 6.50% due 7/31/2003. . . . .   7/26/1993-9/29/1993     1,084,062      1,062,100

   TOTAL                                                                     $3,195,197    $ 3,372,875

                                                                           ------------  -------------

                                                                            -- --------   -- ---------

------------------------------------------------------------------------------------------------------


  (c) Each unit consists of five GDR's and two warrants of CESC Ltd.

  + Non-income producing security.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995




                     S&P     MOODY'S     FACE                                                                 VALUE
INDUSTRY             RATINGS RATINGS    AMOUNT                       ISSUE                      COST        (NOTE 1A)



AEROSPACE--1.2%      B       B3        $4,000,000++ Howmet Corp., 10.00% due
                                                    12/01/2003. . . . . . . . . . . . . .     $ 4,000,000   $  4,200,000


------------------------------------------------------------------------------------------------------------------------


AIRLINES--1.7%       BB+     Baa2         500,000   Delta Air Lines Inc., 10.50% due
                                                     4/30/2016. . . . . . . . . . . . . .         506,875        630,325

                                                    United Air Lines, Inc.:
                     BB+     Baa1         500,000   10.02% due 3/22/2014. . . . . . . . .         506,250        598,175

                     BB+     Baa1       1,000,000   9.35% due 4/07/2016. . . . . . . . . .      1,016,260      1,102,500

                     BB-     B1         4,000,000   USAir, Inc., 10.375% due
                                                    3/01/2013. . . . . . . . . . . . . . .      3,935,000      3,720,000
                                                                                            ------------- --------------
                                                                                                5,964,385      6,051,000

------------------------------------------------------------------------------------------------------------------------


AUTOMOTIVE--1.2%     NR*     B1         1,000,000   Exide Corp., 10.00% due 4/15/2005. . .      1,000,000      1,085,000

                     B       B3         2,000,000   SPX Corp., 11.75% due 6/01/2002. . . .      2,043,750      2,120,000

                     B+      Ba3        1,000,000   Walbro Corp., 9.875% due 7/15/2005. .         980,000        997,500
                                                                                            ------------- --------------
                                                                                                4,023,750      4,202,500


------------------------------------------------------------------------------------------------------------------------


BROADCASTING &       B-      B3         3,000,000   ACT III Broadcasting Inc., 10.25% due
PUBLISHING--5.6%                                     12/15/2005. . . . . . . . . . . . . .      3,000,000      3,063,750

                     B       B1         4,000,000   American Media, Inc., 11.625% due
                                                     11/15/2004. . . . . . . . . . . . . .      4,015,000      4,040,000

                     BB-     Ba3          750,000   Heritage Media Services Corporation,
                                                     11.00% due 6/15/2002. . . . . . . . .        789,063        796,875

                     BB-     Ba3        1,000,000   K-III Communications Corp., 10.25% due
                                                     6/01/2004. . . . . . . . . . . . . .         995,000      1,070,000

                     B       Caa        4,300,000   NWCG Holding Corp., 13.50% due
                                                     6/15/1999 (d). . . . . . . . . . . .       2,737,640      2,967,000

                     BB-     B3         2,500,000   SCI Television Inc., 11.00% due
                                                     6/30/2005. . . . . . . . . . . . . .       2,560,000      2,643,750

                                                    Sinclair Broadcasting Group Inc.:
                     B+      B3         2,500,000   10.00% due 12/15/2003. . . . . . . . .      2,436,250      2,550,000

                     B+      B1         1,250,000   10.00% due 9/30/2005. . . . . . . . .       1,250,000      1,278,125

                     B*      B2         1,500,000   Young Broadcasting Corp., 10.125% due
                                                     2/15/2005. . . . . . . . . . . . . .       1,500,000      1,582,500
                                                                                            ------------- --------------

                                                                                               19,282,953     19,992,000

------------------------------------------------------------------------------------------------------------------------


BROADCASTING/        CCC+    Caa        5,023,939   American Telecasting, Inc., 14.38% due
CABLE--6.1%                                          6/15/2004 (d). . . . . . . . . . . .       3,103,217      3,453,958

                     CCC     B3         5,000,000   Australis Media Ltd., 14.07% due
                                                     5/15/2003 (d). . . . . . . . . . . .       2,756,486      3,612,500




                     BB-     B2         9,000,000++ Bell Cablemedia PLC., 11.74% due
                                                     9/15/2005 (d). . . . . . . . . . . .       5,282,944      5,647,500

                     BB-     B3         2,500,000   Cai Wireless Systems Inc., 12.25% due
                                                     9/15/2002. . . . . . . . . . . . . .       2,500,000      2,668,750

                                                    Videotron Holdings PLC.:
                     B+      B3         5,500,000   11.77% due 7/01/2004 (d). . . . . . .       3,597,244      3,836,250

                     BB+     Baa3       2,500,000   10.625% due 2/15/2005. . . . . . . . .      2,559,375      2,681,250
                                                                                            ------------- --------------
                                                                                               19,799,266     21,900,208


------------------------------------------------------------------------------------------------------------------------


BUILDING MATERIALS-- B+      B3         3,340,000   Pacific Lumber Co., 10.50% due
0.9%                                                 3/01/2003. . . . . . . . . . . . . .       3,252,088      3,164,650

------------------------------------------------------------------------------------------------------------------------


CAPITAL GOODS--1.7%  B+      B1         1,660,000   Essex Group, Inc., 10.00% due
                                                    5/01/2003. . . . . . . . . . . . . . .      1,668,925      1,626,800

                     B-      B3         4,500,000   International Wire Group Inc., 11.75%
                                                     due 6/01/2005. . . . . . . . . . . .       4,490,625      4,275,000
                                                                                            ------------- --------------
                                                                                                6,159,550      5,901,800


------------------------------------------------------------------------------------------------------------------------


CHEMICALS--3.8%      B       B2         4,100,000   Agricultural Minerals & Chemicals Co.,
                                                     L.P., 10.75% due 9/30/2003. . . . . .      4,123,188      4,530,500

                     B+      Ba3        7,495,000   G-I Holdings Inc., 12.77% due
                                                     10/01/1998 (d). . . . . . . . . . . .      5,421,149      5,808,625

                     B       B3         3,000,000   Laroche Industries Inc., 13.00% due
                                                     8/15/2004. . . . . . . . . . . . . .       2,991,250      3,187,500
                                                                                            ------------- --------------
                                                                                               12,535,587     13,526,625


------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)


                     S&P     MOODY'S     FACE                                                               VALUE
INDUSTRY             RATINGS RATINGS    AMOUNT                     ISSUE                      COST        (NOTE 1A)



COMMUNICATIONS--5.3% CCC+    B3        $6,000,000  NEXTEL Communications, Inc., 14.11%
                                                    due 8/15/2004 (d). . . . . . . . . .    $ 3,275,312   $  3,255,000

                     B-      B3         3,000,000  Panamsat L.P., 12.16% due
                                                   8/01/2003 (d). . . . . . . . . . . .       2,148,774      2,460,000

                     BB-     B2         3,000,000  Rogers Communications, Inc., 10.875%
                                                    due 4/15/2004. . . . . . . . . . . .      3,042,500      3,135,000

                     BB-     B1         3,000,000  Telecom Argentina S.A., 8.375% due
                                                    10/18/2000. . . . . . . . . . . . .       2,357,500      2,842,500

                     BB-     B1         4,000,000  Telefonica de Argentina S.A., 11.875%
                                                    due 11/01/2004. . . . . . . . . . .       3,917,780      4,140,000

                     CCC+    B3         3,000,000  USA Mobile Communications Holdings,
                                                    Inc., 9.50% due 2/01/2004. . . . . .      2,710,000      2,970,000
                                                                                          ------------- --------------
                                                                                             17,451,866     18,802,500


----------------------------------------------------------------------------------------------------------------------


CONGLOMERATES--6.2%  BB+     Ba3        4,000,000  ADT Operations, Inc., 9.25% due
                                                    8/01/2003. . . . . . . . . . . . . .      4,010,000      4,290,000




                     BB-     B3         3,890,000  Coltec Industries, Inc., 10.25% due
                                                    4/01/2002. . . . . . . . . . . . . .      4,070,450      3,996,975

                     CCC+    B3         2,500,000  Interlake Corp., 12.125% due
                                                   3/01/2002. . . . . . . . . . . . . .       2,354,188      2,375,000

                     B+      B2         2,000,000  JB Poindexter & Co., 12.50% due
                                                    5/15/2004. . . . . . . . . . . . . .      2,000,000      1,605,000

                     B+      B3         3,000,000  Jordan Industries Inc., 10.375% due
                                                    8/01/2003. . . . . . . . . . . . . .      2,993,000      2,670,000

                     NR*     NR*          890,000  MacAndrews & Forbes Group, Inc.,
                                                    13.00% due 3/01/1999. . . . . . . .         868,373        898,900

                                                   Sequa Corp.:
                     BB      B2           750,000   9.625% due 10/15/1999. . . . . . . .        740,625        742,500

                     B+      B3         2,500,000   9.375% due 12/15/2003. . . . . . . .      2,512,813      2,325,000

                     BB-     B1         3,000,000  Sherritt Gordon, Ltd., 9.75% due
                                                    4/01/2003. . . . . . . . . . . . . .      2,985,938      3,195,000
                                                                                          ------------- --------------
                                                                                             22,535,387     22,098,375


----------------------------------------------------------------------------------------------------------------------


CONSUMER--           B       NR*        4,950,000  Coleman Holdings, Inc., 11.41% due
PRODUCTS--6.8%                                      5/27/1998 (d). . . . . . . . . . . .      3,779,986      4,009,500

                     B+      Ba3        1,250,000  Coty Inc., 10.25% due 5/01/2005. . .       1,250,000      1,325,000

                     NR*     B2         4,000,000  Herff Jones Inc., 11.00% due
                                                   8/15/2005. . . . . . . . . . . . . .       4,000,000      4,250,000

                     B+      Ba2        7,000,000  International Semi-Tech
                                                   Microelectronics, Inc., 13.13% due
                                                    8/15/2003 (d). . . . . . . . . . . .      3,734,702      3,675,000

                     B-      Caa        4,000,000  Polymer Group Inc., 12.25% due
                                                    7/15/2002. . . . . . . . . . . . . .      3,967,500      4,120,000

                     B       B2         3,000,000  Revlon Consumer Products Corp., 9.375%
                                                    due 4/01/2001. . . . . . . . . . . .      2,678,438      3,037,500

                     B-      B3         4,000,000  Samsonite Corp., 11.125% due
                                                   7/15/2005. . . . . . . . . . . . . .       3,851,875      3,840,000
                                                                                          ------------- --------------
                                                                                             23,262,501     24,257,000

----------------------------------------------------------------------------------------------------------------------


CONVERTIBLE          B       B2           200,000  OHM Corp., 8.00% due
BONDS+--0.1%                                       10/01/2006 (1). . . . . . . . . . . .        186,500        173,000

----------------------------------------------------------------------------------------------------------------------


DIVERSIFIED--0.7%                                  Foamex L.P. :

                     B+      B1           530,000  9.50% due 6/01/2000. . . . . . . . .         517,413        523,375

                     B       B1         1,950,000  11.25% due 10/01/2002. . . . . . . .       1,936,375      1,950,000
                                                                                          ------------- --------------
                                                                                              2,453,788      2,473,375


----------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)


                      S&P     MOODY'S     FACE                                                                 VALUE
INDUSTRY              RATINGS RATINGS    AMOUNT                      ISSUE                       COST        (NOTE 1A)



ENERGY--6.2%          BB-     Ba3       $2,500,000  California Energy Company, Inc., 9.875%
                                                     due 6/30/2003. . . . . . . . . . . . .    $ 2,518,750   $  2,625,000

                      B+      B1         6,000,000  Clark R & M Holdings, Inc., 11.00% due
                                                     2/15/2000 (d). . . . . . . . . . . . .      3,867,581      3,990,000

                      NR*     NR*        1,500,000  Consolidated Hydro, Inc., 11.80% due
                                                     7/15/2003 (d). . . . . . . . . . . . .      1,120,411        875,625

                      BB-     B1         2,925,000  Energy Ventures, Inc., 10.25% due
                                                     3/15/2004. . . . . . . . . . . . . . .      2,901,875      3,085,875

                      BB      B1         1,580,000  Gulf Canada Resources, Ltd., 9.00% due
                                                     8/15/1999. . . . . . . . . . . . . . .      1,517,450      1,666,900

                      BB+     B2         3,500,000  TransTexas Gas Corp., 11.50% due
                                                     6/15/2002. . . . . . . . . . . . . . .      3,500,000      3,613,750

                      B-      Caa        3,400,000  Transamerican Refining Corp., 19.11% due
                                                     2/15/2002 (d). . . . . . . . . . . . .      2,253,092      2,057,000

                      BB-     B1         4,500,000  Yacimientos Petroliferos Fiscales S.A.,
                                                     8.00% due 2/15/2004. . . . . . . . . .      3,694,375      4,230,000
                                                                                             ------------- --------------
                                                                                                21,373,534     22,144,150

-------------------------------------------------------------------------------------------------------------------------


ENTERTAINMENT--2.5%   BB-     B1         4,500,000  Marvel Holdings, Inc., 9.125% due
                                                     2/15/1998. . . . . . . . . . . . . . .      3,999,375      4,140,000

                      B       B2         5,000,000  Six Flags Theme Parks, 12.25% due
                                                     6/15/2005 (d). . . . . . . . . . . . .      3,782,056      3,900,000

                      D       Caa        3,415,000  SpectraVision Inc., 16.80% due
                                                     10/01/2001 (d). . . . . . . . . . . .       2,983,294        683,000
                                                                                             ------------- --------------
                                                                                                10,764,725      8,723,000

-------------------------------------------------------------------------------------------------------------------------


FINANCIAL SERVICES--  D       Ca         1,500,000  Lomas Mortgage USA, Inc., 10.25% due
1.3%                                                 10/01/2002. . . . . . . . . . . . . .       1,561,250        720,000

                      BB-     B1         4,000,000  Reliance Group Holdings Inc., 9.75% due
                                                     11/15/2003. . . . . . . . . . . . . .       3,898,750      4,120,000
                                                                                             ------------- --------------
                                                                                                 5,460,000      4,840,000


-------------------------------------------------------------------------------------------------------------------------


FOOD & BEVERAGE--3.3% B+      B1         3,000,000  Chiquita Brands International Inc.,
                                                    9.125% due 3/01/2004. . . . . . . . . .      2,950,625      2,970,000

                      B       B3         2,500,000  Del Monte Corp., 10.00% due
                                                    5/01/2003. . . . . . . . . . . . . . .       2,310,000      2,262,500

                      B-      B2         3,000,000  Envirodyne Industries, Inc., 10.25%
                                                    due 12/01/2001. . . . . . . . . . . . .      3,056,250      2,205,000

                      B       B3         4,500,000  Specialty Foods Corp., 11.125%
                                                    due 10/01/2002. . . . . . . . . . . . .      4,444,375      4,365,000
                                                                                             ------------- --------------
                                                                                                12,761,250     11,802,500

--------------------------------------------------------------------------------------------------------------


FOREIGN GOVERNMENT    BB-     B1         3,000,000  Republic of Argentina, 8.375% due
OBLIGATIONS--0.7%                                    12/20/2003. . . . . . . . . . . . . .       2,257,500      2,527,500

-------------------------------------------------------------------------------------------------------------------------


GAMING--4.1%          BB      B1         3,000,000  Bally's Park Place Funding Corp., 9.25%
                                                     due 3/15/2004. . . . . . . . . . . . .      2,850,000      3,052,500

                                           158,000  Goldriver Hotel & Casino Corp., 13.375%
                      D       NR*                    due 8/31/1999. . . . . . . . . . . . .        222,801         74,260

                                         4,000,000  Greate Bay Properties, Inc., 10.875% due
                      B+      B2                     1/15/2004. . . . . . . . . . . . . . .      3,590,000      3,510,000

                                         4,500,000  Harrah's Jazz Company, 14.25% due
                      D       Caa                    11/15/2001. . . . . . . . . . . . . .       4,468,750      1,237,500

                                           250,000  Pioneer Finance Corp., 13.50% due
                      B-      B3                     12/01/1998. . . . . . . . . . . . . .         264,062        195,000

                                         2,500,000  Showboat Inc., 13.00% due
                      B       B2                    8/01/2009. . . . . . . . . . . . . . .       2,500,000      2,812,500

                                         3,000,000  Trump Plaza Funding, Inc., 10.875% due
                      B+      B3                     6/15/2001. . . . . . . . . . . . . . .      2,963,277      3,105,000

                                           552,658  Trump Taj Mahal Funding, Inc., 11.35%
                      NR*     Caa                    due 11/15/1999 (a). . . . . . . . . .         446,353        518,893
                                                                                             ------------- --------------
                                                                                                17,305,243     14,505,653


-------------------------------------------------------------------------------------------------------------------------


HEALTH SERVICES--0.9% B+      Ba3        2,900,000  Tenet Healthcare Corp., 10.125% due
                                                     3/01/2005. . . . . . . . . . . . . . .      2,900,000      3,226,250

-------------------------------------------------------------------------------------------------------------------------



MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)


                       S&P     MOODY'S     FACE                                                                    VALUE
INDUSTRY               RATINGS RATINGS    AMOUNT                        ISSUE                        COST        (NOTE 1A)



HOME BUILDERS--0.8%    B-      B2        $2,500,000   Del Webb Corporation, 9.00% due
                                                      2/15/2006. . . . . . . . . . . . . . . .     $ 2,497,500   $  2,375,000

                       B       B1           250,000   K. Hovnanian Enterprise Inc., 11.25% due
                                                       4/15/2002. . . . . . . . . . . . . . . .        247,812        227,500
                                                                                                 ------------- --------------
                                                                                                     2,745,312      2,602,500

-----------------------------------------------------------------------------------------------------------------------------


HOTEL(S)--2.2%         BB-     Ba3          500,000++ HMC Acquisition Properties, 9.00% due
                                                       12/15/2007. . . . . . . . . . . . . . .         500,000        505,000

                       BB-     B1         4,000,000   Host Marriott Hospitality Inc., 9.50% due
                                                       5/15/2005. . . . . . . . . . . . . . . .      3,873,216      4,085,000

                       BB-     B1         3,500,000   John Q. Hammons Hotel, Inc., 8.875% due
                                                       2/15/2004. . . . . . . . . . . . . . . .      3,092,500      3,465,000
                                                                                                 ------------- --------------
                                                                                                     7,465,716      8,055,000

-----------------------------------------------------------------------------------------------------------------------------


INDUSTRIAL-            B-      B3         3,500,000   Day International Corp., 11.125% due
SERVICES--1.0%                                         6/01/2005. . . . . . . . . . . . . . . .      3,525,000      3,517,500

-----------------------------------------------------------------------------------------------------------------------------


METALS & MINING--0.9%  B-      B2         1,000,000   Kaiser Aluminum and Chemical Corp., 12.75%
                                                       due 2/01/2003. . . . . . . . . . . . . .      1,003,750      1,095,000

                       B-      B3         3,000,000   Maxxam Group, Inc., 12.25% due 8/01/2003
                                                       (d). . . . . . . . . . . . . . . . . . .      2,204,282      2,055,000
                                                                                                 ------------- --------------
                                                                                                     3,208,032      3,150,000


-----------------------------------------------------------------------------------------------------------------------------


PACKAGING--4.0%        CCC+    Ca         4,000,000   Anchor Glass Container Co., 9.875% due
                                                       12/15/2008. . . . . . . . . . . . . . .       3,782,500      2,360,000

                                                      Owens-Illinois, Inc.:

                       B+      B2         2,000,000   10.00% due 8/01/2002. . . . . . . . . . .      2,000,000      2,100,000

                       BB      Ba3        2,000,000   11.00% due 12/01/2003. . . . . . . . . .       2,145,312      2,260,000

                       B       B2         4,000,000   Portola Packaging Inc., 10.75% due
                                                       10/01/2005. . . . . . . . . . . . . . .       4,000,000      4,140,000

                       B-      B3         3,660,000   Siligan Holdings, Inc., 12.53% due
                                                       12/15/2002 (d). . . . . . . . . . . . .       3,478,600      3,458,700
                                                                                                 ------------- --------------
                                                                                                    15,406,412     14,318,700

-----------------------------------------------------------------------------------------------------------------------------


PAPER--4.0%            B       B3         3,000,000   Crown Paper Co., 11.00% due
                                                      9/01/2005. . . . . . . . . . . . . . . .       2,740,000      2,625,000

                       BB      Ba2        2,000,000   P.T. Indah Kiat International Finance,
                                                       11.875% due 6/15/2002. . . . . . . . . .      1,957,500      2,020,000

                       BB-     B1         3,000,000   Repap Wisconsin Finance, Inc., 9.25% due
                                                       2/01/2002. . . . . . . . . . . . . . . .      2,760,000      2,850,000

                       B       B1         1,250,000   Riverwood International Corp., 11.25% due
                                                       6/15/2002. . . . . . . . . . . . . . . .      1,340,312      1,356,250

                       B+      B1         2,000,000   S.D. Warren Co., 12.00% due
                                                      12/15/2004. . . . . . . . . . . . . . . .      2,000,000      2,205,000

                                                      Stone Container Corp.:

                       B       B1         1,950,000   9.875% due 2/01/2001. . . . . . . . . . .      1,869,375      1,896,375

                       B+      B1         1,300,000   10.75% due 10/01/2002. . . . . . . . . .       1,287,000      1,342,250
                                                                                                 ------------- --------------
                                                                                                    13,954,187     14,294,875

-----------------------------------------------------------------------------------------------------------------------------


RESTAURANTS--1.2%      CCC+    Caa        3,890,000   Flagstar Corp., 11.375% due
                                                      9/15/2003. . . . . . . . . . . . . . . .       3,701,100      2,761,900

                       B+      Ba3        1,750,000   Foodmaker, Inc., 9.75% due
                                                      11/01/2003. . . . . . . . . . . . . . . .      1,722,700      1,610,000
                                                                                                 ------------- --------------
                                                                                                     5,423,800      4,371,900

-----------------------------------------------------------------------------------------------------------------------------


RETAIL SPECIALTY--0.8% D       Caa        4,500,000   Bradlees, Inc., 11.00% due
                                                      8/01/2002. . . . . . . . . . . . . . . .       4,466,562      1,125,000

                       B-      Caa        2,500,000   Pamida Holdings, Inc., 11.75% due
                                                       3/15/2003. . . . . . . . . . . . . . . .      2,457,187      1,925,000
                                                                                                 ------------- --------------
                                                                                                     6,923,749      3,050,000


-----------------------------------------------------------------------------------------------------------------------------


SPECIALTY              NR*     NR*        1,957,000++ Cumberland Farms, 10.50% due
RETAILING--0.5%                                       10/01/2003. . . . . . . . . . . . . . . .      1,915,414      1,800,440

-----------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)


                     S&P     MOODY'S     FACE                                                                    VALUE
INDUSTRY             RATINGS RATINGS    AMOUNT                       ISSUE                        COST         (NOTE 1A)



STEEL--2.7%          B       B1        $4,000,000   Gulf States Steel Acquisition Corp.,
                                                     13.50% due 4/15/2003. . . . . . . . .     $  3,975,780   $   3,530,000

                     B+      B1         3,000,000   WCI Steel Inc., 10.50% due
                                                    3/01/2002. . . . . . . . . . . . . . .        2,990,000       2,917,500

                     B       B2         3,500,000   Weirton Steel Corp., 10.75% due
                                                     6/01/2005. . . . . . . . . . . . . .         3,346,250       3,298,750
                                                                                             -------------- ---------------
                                                                                                 10,312,030       9,746,250

---------------------------------------------------------------------------------------------------------------------------


SUPERMARKETS--0.6%   B-      B3         2,274,000   Grand Union Co., 12.00% due
                                                    9/01/2004. . . . . . . . . . . . . . .        2,187,686       1,967,010

---------------------------------------------------------------------------------------------------------------------------


TEXTILES--2.8%       B+      B2         3,000,000   Decorative Home Accents, Inc., 13.00%
                                                     due 6/30/2002. . . . . . . . . . . .         2,977,008       2,970,000

                     BB-     Ba3        3,500,000   Tultex Corp., 10.625% due 3/15/2005. .        3,500,000       3,561,250

                     B+      B3         3,500,000   Westpoint Stevens Industries, Inc.,
                                                     9.375% due 12/15/2005. . . . . . . .         3,291,250       3,456,250
                                                                                             -------------- ---------------
                                                                                                  9,768,258       9,987,500

---------------------------------------------------------------------------------------------------------------------------


TRANSPORTATION--1.6% B-      B3         3,700,000   Transtar Holdings Inc., 11.02% due
                                                     12/15/2003 (d). . . . . . . . . . . .        2,464,067       2,442,000

                     B+      Ba3        3,000,000   Viking Star Shipping Co., 9.625% due
                                                     7/15/2003. . . . . . . . . . . . . .         2,905,937       3,075,000
                                                                                             -------------- ---------------
                                                                                                  5,370,004       5,517,000


---------------------------------------------------------------------------------------------------------------------------


UTILITIES--6.5%      B+      B1         3,453,000   Beaver Valley Funding Corp., 9.00% due
                                                     6/01/2017. . . . . . . . . . . . . .         3,252,225       2,912,536

                     BB      Ba2        2,000,000   Cleveland Electric Illuminating, 9.50%
                                                     due 5/15/2005. . . . . . . . . . . .         1,996,160       2,070,000

                                                    CTC Mansfield Funding Corp.:

                     B+      Ba3        1,000,000    10.25% due 3/30/2003. . . . . . . . .          983,750       1,013,750

                     B+      Ba3        2,300,000    11.125% due 9/30/2016. . . . . . . .         2,402,500       2,448,580

                     NR*     NR*        4,000,000   Gas Argentino S.A., 7.25% due
                                                     12/07/1998. . . . . . . . . . . . . .        3,521,372       3,620,000

                     BB-     B1         4,000,000   Metrogas S.A., 12.00% due
                                                    8/15/2000. . . . . . . . . . . . . . .        3,935,000       4,050,000

                                                    Midland Cogeneration Venture L.P.:
                     BB      Ba3        2,597,494    10.33% due 7/23/2002. . . . . . . . .        2,641,869       2,739,289
                     B-      B2           250,000    11.75% due 7/23/2005                           250,000         261,923

                     BBB-    NR*        3,000,000++ Trans Gas de Occidente, 9.79% due
                                                     11/01/2010. . . . . . . . . . . . . .        3,000,000       2,970,000
                                                 ++
                                                    Tucson Electric & Power Co.:

                     NR*     NR*          570,387    10.21% due 1/01/2009. . . . . . . . .          529,034         579,393

                     NR*     NR*          500,000    10.732% due 1/01/2013. . . . . . . .           461,050         503,175
                                                                                             -------------- ---------------
                                                                                                 22,972,960      23,168,646

---------------------------------------------------------------------------------------------------------------------------


WASTE                B       B3         3,500,000   Mid-American Waste Systems, Inc.,
MANAGEMENT--0.9%                                     12.25% due 2/15/2003. . . . . . . . .        3,555,000       3,325,000

---------------------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    CORPORATE BONDS--90.8%                      328,463,433     323,384,407

---------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)



                               SHARES                                                         VALUE
INDUSTRY                         HELD             PREFERRED STOCKS               COST       (NOTE 1A)



BROADCASTING &                  13,607   K-III Communications Corp. (a) (c)    $1,348,536   $ 1,347,180
PUBLISHING--0.4%

-------------------------------------------------------------------------------------------------------



STEEL--0.8%                    120,000   USX Capital Corp (c).. . . . . . .     3,000,000     3,045,000

-------------------------------------------------------------------------------------------------------


                                         TOTAL INVESTMENTS IN                   4,348,536     4,392,180
                                         PREFERRED STOCKS--1.2%

-------------------------------------------------------------------------------------------------------


                                                    COMMON STOCKS

-------------------------------------------------------------------------------------------------------


FOOD & BEVERAGE--0.0%            4,211   Foodbrands America, Inc (c).. . .        239,652        48,427

-------------------------------------------------------------------------------------------------------


GAMING--0.0%                     2,500   Goldriver Hotel & Casino Finance
                                         Corp. (c). . . . . . . . . . . . .        18,603         2,500

                                   500   Trump Taj Mahal Holding Corp.
                                         (Class A) (c). . . . . . . . . . .           250         9,000
                                                                             ------------ -------------
                                                                                   18,853        11,500

-------------------------------------------------------------------------------------------------------


HOTEL(S)--0.0%                     107   Buckhead America Corp. (c). . . .            575           642



-------------------------------------------------------------------------------------------------------


INDUSTRIAL-                        311   Thermadyne Industries, Inc. (c). .         4,495         5,637
SERVICES--0.0%

-------------------------------------------------------------------------------------------------------


SUPERMARKETS--0.4%              53,022   Grand Union Co. (c). . . . . . . .     3,090,000       391,037

                                37,642   Kash-N-Karry Food Stores, Inc. (c)     1,123,412       950,461
                                                                             ------------ -------------
                                                                                4,213,412     1,341,498

-------------------------------------------------------------------------------------------------------


TEXTILES--0.0%                   3,000++ Decorative Home Accents, Inc.
                                         (Class F) (c). . . . . . . . . . .        22,992        30,000


-------------------------------------------------------------------------------------------------------


                                         TOTAL INVESTMENTS IN
                                         COMMON STOCKS--0.4%                    4,499,979     1,437,704

-------------------------------------------------------------------------------------------------------


                                                 TRUSTS AND WARRANTS

-------------------------------------------------------------------------------------------------------


BROADCASTING/                   23,350   American Telecasting, Inc.
CABLE--0.1%                              (Warrants) (b). . . . . . . . . .          4,776       145,938

-------------------------------------------------------------------------------------------------------


COMPUTER                         7,587   Anacomp, Inc. (Warrants) (b). . .         10,000           237
SERVICES--0.0%

-------------------------------------------------------------------------------------------------------


ENERGY--0.0%                    42,733   Transamerica Refining Corp.
                                         (Warrants) (b). . . . . . . . . .         99,622       106,832

                                   833   UGI Corp. (Warrants) (b). . . . .          3,644           125
                                                                             ------------ -------------
                                                                                  103,266       106,957

-------------------------------------------------------------------------------------------------------


GAMING--0.0%                       250++ Goldriver Hotel & Casino Finance
                                         Corp. (Liquidating Trust). . . . .         6,000         2,141

-------------------------------------------------------------------------------------------------------


STEEL--0.0%                      4,000   Gulf States Steel Acquisition
                                         Corp. (Warrants) (b). . . . . . .         44,220         1,000

-------------------------------------------------------------------------------------------------------


                                         TOTAL INVESTMENTS IN
                                         TRUSTS AND WARRANTS--0.1%                168,262       256,273

-------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)



                          FACE                                                                   VALUE
                         AMOUNT              SHORT-TERM SECURITIES                COST         (NOTE 1A)



COMMERCIAL              $15,714,000 General Electric Capital Corp., 5.90%
PAPER**--5.8%                        due 1/02/1996. . . . . . . . . . . . .    $ 15,703,699   $  15,703,699

                          5,000,000 National Fleet Funding Corp., 5.77% due
                                     1/10/1996. . . . . . . . . . . . . . .       4,990,383       4,990,383


-----------------------------------------------------------------------------------------------------------


                                    TOTAL INVESTMENTS IN                         20,694,082      20,694,082
                                    SHORT-TERM SECURITIES--5.8%

-----------------------------------------------------------------------------------------------------------


                                    TOTAL INVESTMENTS--98.3%. . . . . . . .    $358,174,292     350,164,646
                                                                             --------------
                                    OTHER ASSETS LESS LIABILITIES--1.7%. .   --------------       6,187,294
                                                                                            ---------------
                                    NET ASSETS--100.0%. . . . . . . . . . .
                                                                                              $ 356,351,940
                                                                                            ---------------
                                                                                            ---------------

-----------------------------------------------------------------------------------------------------------



* Not Rated.

** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(a) Represents a pay-in-kind security which may pay interest/dividend in additional face/shares.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.

(c) Non-income producing security.

(d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

+ Corresponding industry group for convertible bonds:

   (1) Waste Management

++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $16,238,000, representing 4.6% of net assets.


                                                                                                   VALUE
 ISSUE                                                       ACQUISITION DATE(S)     COST        (NOTE 1A)



 Bell Cablemedia PLC, 11.74% due 9/15/2005. . . . . . . . .            9/13/1995   $ 5,282,944   $  5,647,500

 Cumberland Farms, 10.50% due 10/01/2003. . . . . . . . . .            2/18/1994     1,915,414      1,800,440

 Decorative Home Accents, Inc. (Class F). . . . . . . . . .  6/30/1995-9/21/1995        22,992         30,000

 Goldriver Hotel & Casino Finance Corp. (Liquidating Trust)            8/31/1992         6,000          2,141

 HMC Acquisition Properties, 9.00% due 12/15/2007. . . . .            12/18/1995       500,000        505,000

 Howmet Corp., 10.00% due 12/01/2003. . . . . . . . . . . .           11/22/1995     4,000,000      4,200,000

 Trans Gas de Occidente, 9.79% due 11/01/2010. . . . . . .            11/02/1995     3,000,000      2,970,000

 Tucson Electric & Power Co., 10.21% due 1/01/2009. . . . .            6/16/1993       529,034        579,393

 Tucson Electric & Power Co., 10.732% due 1/01/2013. . . .             3/01/1993       461,050        503,175

-------------------------------------------------------------------------------------------------------------


 TOTAL                                                                             $15,717,434   $ 16,237,649
                                                                                 ------------- --------------
                                                                                 ------------- --------------

-------------------------------------------------------------------------------------------------------------




Ratings of issues shown have not been audited by Deloitte & Touche LLP.
60

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERMEDIATE GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                                 FACE                                                                          VALUE

                                AMOUNT                           ISSUE                           COST        (NOTE 1A)

                                                   US GOVERNMENT & AGENCY OBLIGATIONS

-------------------------------------------------------------------------------------------------------------------------


FEDERAL NATIONAL MORTGAGE     $  500,000    Federal National Mortgage Association, 7.85% due

ASSOCIATION--1.3%                           9/10/2004. . . . . . . . . . . . . . . . . . .     $   499,297   $    531,795

-------------------------------------------------------------------------------------------------------------------------

                                            TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION            499,297        531,795

-------------------------------------------------------------------------------------------------------------------------

US TREASURY NOTES--81.7%                    US Treasury Notes:

                               1,000,000    5.75% due 9/30/1997. . . . . . . . . . . . . .         999,140      1,009,060

                               1,000,000    8.875% due 2/15/1999. . . . . . . . . . . . . .      1,086,250      1,102,500

                               2,000,000    6.875% due 8/31/1999. . . . . . . . . . . . . .      2,056,875      2,101,880

                               1,000,000    7.50% due 10/31/1999. . . . . . . . . . . . . .      1,062,780      1,073,590

                               2,000,000    7.125% due 2/29/2000. . . . . . . . . . . . . .      2,004,375      2,129,060

                               2,000,000    6.875% due 3/31/2000. . . . . . . . . . . . . .      2,038,750      2,112,820

                               2,000,000    7.50% due 11/15/2001. . . . . . . . . . . . . .      2,021,875      2,202,820

                               5,000,000    6.375% due 8/15/2002. . . . . . . . . . . . . .      4,978,034      5,242,950

                               2,000,000    7.25% due 5/15/2004. . . . . . . . . . . . . .       2,010,625      2,220,000

                               4,000,000    7.875% due 11/15/2004. . . . . . . . . . . . .       4,440,000      4,630,000

                               1,000,000    7.50% due 2/15/2005. . . . . . . . . . . . . .       1,106,875      1,133,440

                               8,000,000    6.50% due 5/15/2005. . . . . . . . . . . . . .       7,732,480      8,511,280

-------------------------------------------------------------------------------------------------------------------------

                                            TOTAL US TREASURY NOTES                             31,538,059     33,469,400

-------------------------------------------------------------------------------------------------------------------------

                                            TOTAL US GOVERNMENT & AGENCY

                                            OBLIGATIONS--83.0%                                  32,037,356     34,001,195

-------------------------------------------------------------------------------------------------------------------------

                                            SHORT-TERM SECURITIES

-------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT*--4.6%    1,873,000    Morgan Stanley Group, Inc., purchased on

                                            12/29/1995 to yield 5.87% to 1/02/1996. . . . .      1,873,000      1,873,000

-------------------------------------------------------------------------------------------------------------------------

US TREASURY BILLS**--10.9%                  US Treasury Bills:

                                 500,000    4.30% due 1/11/1996. . . . . . . . . . . . . .         499,224        499,224

                               4,000,000    4.83% due 1/11/1996. . . . . . . . . . . . . .       3,993,023      3,993,023

                                                                                             ------------- --------------

                                                                                                 4,492,247      4,492,247

-------------------------------------------------------------------------------------------------------------------------

                                            TOTAL SHORT-TERM SECURITIES--15.5%                   6,365,247      6,365,247

-------------------------------------------------------------------------------------------------------------------------

                                            TOTAL INVESTMENTS--98.5%. . . . . . . . . . . .    $38,402,603     40,366,442

                                                                                             -------------

                                            OTHER ASSETS LESS LIABILITIES--1.5%. . . . . .    -- ---------        629,985

                                                                                                           --------------

                                            NET ASSETS--100.0%. . . . . . . . . . . . . . .                  $ 40,996,427

                                                                                                           --------------

                                                                                                            -- ----------

-------------------------------------------------------------------------------------------------------------------------


*Repurchase Agreements are fully collateralized by US Government Obligations.

** Certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL BOND FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995
(IN US DOLLARS)




NORTH                              FACE                                                     VALUE      PERCENT OF
AMERICA                           AMOUNT                INVESTMENTS             COST      (NOTE 1A)    NET ASSETS
------------------------------------------------------------------------------------------------------------------



CANADA    FOREIGN GOVERNMENT                    Canadian Government Bonds:
          OBLIGATIONS          C$    600,000    6.50% due 6/01/2004. . . .    $  413,533   $  425,053       2.4%

                                     600,000    8.75% due 12/01/2005. . .        478,644      491,461       2.7

          --------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN
                                                CANADA                           892,177      916,514       5.1

------------------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN
                                                NORTH AMERICA                    892,177      916,514       5.1

------------------------------------------------------------------------------------------------------------------


PACIFIC
BASIN

------------------------------------------------------------------------------------------------------------------


AUSTRALIA FOREIGN GOVERNMENT   A$    350,000    Australian Government Bond,
          OBLIGATIONS                           9.00% due 9/15/2004. . . .       261,381      274,124       1.5

          --------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN
                                                AUSTRALIA                        261,381      274,124       1.5

------------------------------------------------------------------------------------------------------------------


JAPAN     FOREIGN GOVERNMENT   Y  65,000,000    Asian Development Bank,
          OBLIGATIONS                           5.625% due 2/18/2002. . .        750,697      737,578       4.1

                                  50,000,000    European Investment Bank,
                                                4.625% due 2/26/2003. . .        545,588      539,762       3.0

                                  40,000,000    Japanese Government Bond-
                                                 182, 3.00% due 9/20/2005.       395,762      385,420       2.1

          --------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN JAPAN     1,692,047    1,662,760       9.2

------------------------------------------------------------------------------------------------------------------


NEW       FOREIGN GOVERNMENT   NZ$   800,000    New Zealand Government
ZEALAND   OBLIGATIONS                           Bond, 8.00% due
                                                7/15/1998. . . . . . . . .       515,668      525,292       2.9

          --------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN NEW
                                                ZEALAND                          515,668      525,292       2.9

------------------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN THE       2,469,096    2,462,176      13.6
                                                PACIFIC BASIN

------------------------------------------------------------------------------------------------------------------


WESTERN
EUROPE

------------------------------------------------------------------------------------------------------------------


AUSTRIA   FOREIGN GOVERNMENT   Ats 4,000,000    Republic of Austria, 7.625%
          OBLIGATIONS                           due 10/18/2004. . . . . .        419,440      429,864       2.4

          --------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN
                                                AUSTRIA                          419,440      429,864       2.4

------------------------------------------------------------------------------------------------------------------


DENMARK   FOREIGN GOVERNMENT   Dkr 3,300,000    Denmark Government Bonds,
          OBLIGATIONS                           7.00% due 11/10/2024. . .        530,814      530,334       2.9

          --------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN
                                                DENMARK                          530,814      530,334       2.9

------------------------------------------------------------------------------------------------------------------


FRANCE    FOREIGN GOVERNMENT   Frf              French Government 'B-Tan':
          OBLIGATIONS              2,500,000    4.75% due 4/12/1999. . . .       423,692      499,509       2.8

                                   2,000,000    7.00% due 10/12/2000. . .        420,453      427,462       2.4

                                   4,500,000    French Oat STRIPS,**
                                                6.33757%++ due10/25/2001.
                                                                                 600,123      647,668       3.6
                                   2,000,000    Government of France,
                                                7.75% due 10/25/2005. . .
                                                                                 423,657      440,165       2.4

          --------------------------------------------------------------------------------------------------------


                                                TOTAL INVESTMENTS IN
                                                FRANCE                         1,867,925    2,014,804      11.2

------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL BOND FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)
(IN US DOLLARS)


WESTERN
EUROPE                                      FACE                                                               VALUE
(CONCLUDED)                                AMOUNT                       INVESTMENTS              COST        (NOTE 1A)



GERMANY     FOREIGN GOVERNMENT   DM                  890,000    Bundes Obligations, 6.25%
            OBLIGATIONS                                         due 1/04/2024.. . . . . . .    $   569,521   $   579,137

                                                   1,000,000    Bundesrepublic
                                                                Deutscheland, 6.875% due
                                                                 5/12/2005.. . . . . . . .         733,343       739,225

                                                   1,000,000    Export Import Bank, 7.75%
                                                                due 2/21/2005.. . . . . . .        729,491       761,439

                                                     800,000    Kingdom of Belgium, 6.25%
                                                                due 10/06/2003.. . . . . .         472,882       568,914

                                                     500,000    Landes Banken Badenwurtt,
                                                                 6.75% due 6/22/2005. . . .        344,882       360,112

                                                     800,000    World Bank, 6.125%
                                                                due 9/27/2002. . . . . . .         541,224       572,546

            -------------------------------------------------------------------------------------------------------------


                                                                TOTAL INVESTMENTS IN
                                                                GERMANY                          3,391,343     3,581,373

-------------------------------------------------------------------------------------------------------------------------


ITALY       FOREIGN GOVERNMENT                                  Buoni Poliennali Del Tesoro
            OBLIGATIONS                                         (Italian Goverment Bonds):

                                 Lit             600,000,000    10.50% due 4/01/2005. . . .        356,303       376,088

                                                 760,000,000    10.50% due 9/01/2005. . . .        455,552       475,324

                                 Y                80,000,000    Government of Italy, 3.75%
                                                                due 6/08/2005. . . . . . .         800,625       787,679

                                 Lit             600,000,000    Nordic Investment Bank,
                                                                10.80% due 5/24/2003. . . .        368,311       382,107

            -------------------------------------------------------------------------------------------------------------


                                                                TOTAL INVESTMENTS IN
                                                                ITALY                            1,980,791     2,021,198

-------------------------------------------------------------------------------------------------------------------------


NETHERLANDS FOREIGN GOVERNMENT   Nlg               1,000,000    Netherlands Government
            OBLIGATIONS                                         Bond, 6.75% due
                                                                11/15/2005. . . . . . . . .        647,163       656,634

            -------------------------------------------------------------------------------------------------------------


                                                                TOTAL INVESTMENTS IN THE
                                                                NETHERLANDS                        647,163       656,634

-------------------------------------------------------------------------------------------------------------------------

            FOREIGN GOVERNMENT
SPAIN       OBLIGATIONS                                         Government of Spain:
                                 Pta              50,000,000    7.40% due 7/30/1999. . . .         333,061       390,062

                                                  50,000,000    10.15% due 1/31/2006. . . .        386,365       420,247

                                 Y                65,000,000    Kingdom of Spain,
                                                                5.75% due 3/23/2002. . . .         753,715       742,300

            -------------------------------------------------------------------------------------------------------------


                                                                TOTAL INVESTMENTS IN
                                                                SPAIN                            1,473,141     1,552,609

-------------------------------------------------------------------------------------------------------------------------


SWEDEN      FOREIGN GOVERNMENT   Skr               2,000,000    Government of Sweden,
            OBLIGATIONS                                         11.00% due 1/21/1999               283,043       324,335

            -------------------------------------------------------------------------------------------------------------


                                                                TOTAL INVESTMENTS IN
                                                                SWEDEN                             283,043       324,335

-------------------------------------------------------------------------------------------------------------------------

            FOREIGN GOVERNMENT
UNITED      OBLIGATIONS                                         United Kingdom Gilt,
KINGDOM                          (pound sterling)    630,000    8.50% due 12/07/2005. . . .      1,023,238     1,051,834

                                                     320,000    9.00% due 8/06/2012. . . .         548,620       556,507

            -------------------------------------------------------------------------------------------------------------


                                                                TOTAL INVESTMENTS IN
                                                                THE UNITED KINGDOM               1,571,858     1,608,341

-------------------------------------------------------------------------------------------------------------------------


                                                                TOTAL INVESTMENTS IN
                                                                WESTERN EUROPE                  12,165,518    12,719,492

-------------------------------------------------------------------------------------------------------------------------


WESTERN
EUROPE       PERCENT OF
(CONCLUDED)  NET ASSETS



GERMANY
                  3.2%



                  4.1


                  4.2


                  3.1


                  2.0


                  3.2







            ------------



                 19.8


------------------------


ITALY


                  2.1

                  2.6


                  4.3

                  2.1






            ------------



                 11.1


------------------------


NETHERLANDS

                  3.6


            ------------



                  3.6


------------------------


SPAIN
                  2.1

                  2.3


                  4.1




            ------------



                  8.5


------------------------


SWEDEN
                  1.8


            ------------



                  1.8


------------------------


UNITED
KINGDOM           5.8

                  3.1



            ------------



                  8.9


------------------------



                 70.2


------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL BOND FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)
(IN US DOLLARS)


                                      FACE                                                          VALUE           PERCENT OF
                                     AMOUNT       SHORT-TERM SECURITIES           COST            (NOTE 1A)         NET ASSETS



COMMERCIAL PAPER*                  $  962,000 General Electric Capital
                                              Corp., 5.90% due
                                              1/02/1996. . . . . . . . . .      $     961,527   $       961,527            5.3%

-----------------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT & AGENCY                400,000 Federal Home Loan Mortgage
OBLIGATIONS*                                  Corp., 5.65% due
                                              1/04/1996. . . . . . . . . .            399,686           399,686            2.2


-----------------------------------------------------------------------------------------------------------------------------------


                                              TOTAL INVESTMENTS IN
                                              SHORT-TERM SECURITIES                 1,361,213         1,361,213            7.5

-----------------------------------------------------------------------------------------------------------------------------------


                                    TOTAL INVESTMENTS. . . . . . . . . . .      $  16,888,004        17,459,395           96.4
                                                                            -----------------
                                    OTHER ASSETS LESS LIABILITIES. . . . .   ---- -----------           661,149            3.6
                                                                                              ----------------- --------------
                                    NET ASSETS. . . . . . . . . . . . . .
                                                                                                  $  18,120,544          100.0%
                                                                                              ----------------- --------------
                                                                                               ---- -----------  ----- -------

-----------------------------------------------------------------------------------------------------------------------------------


*Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

** Separate Trading of Registered Interest and Principal of Securities (STRIPS).

++ Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.






































See Notes to Financial Statements.
64

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995

(IN US DOLLARS)



                                                                                                      VALUE       PERCENT OF

AFRICA    INDUSTRY                SHARES HELD                INVESTMENTS                  COST      (NOTE 1A)     NET ASSETS

------------------------------------------------------------------------------------------------------------------------------


SOUTH     BANKING                     102,120    Nedcor Ltd. (GDR) (b) (f). . . . .     $1,087,409   $1,698,256        0.6%

AFRICA

                                       25,530    Nedcor Ltd. (Warrants) (d) (f). . .        61,441      140,415        0.1

                                                                                         ---------    ---------      -----

                                                                                         1,148,850    1,838,671        0.7

------------------------------------------------------------------------------------------------------------------------------

          DIVERSIFIED                 152,698    Malbak Ltd.. . . . . . . . . . . .        894,767      992,537        0.4

          --------------------------------------------------------------------------------------------------------------------

          MINING                       54,545    Beatrix Mines Ltd.. . . . . . . . .       486,726      490,149        0.2

                                       13,000    Driefontein Consolidated

                                                 Ltd.. . . . . . . . . . . . . . . .       191,888      164,975        0.1

                                       36,000    Driefontein Consolidated Ltd.

                                                 (ADR) (a). . . . . . . . . . . . .        541,728      445,500        0.2

                                       47,300    Kinross Mines Ltd.. . . . . . . . .       511,564      444,512        0.2

                                       44,000    Vaal Reefs Exploration & Mining Ltd

                                                 (ADR) (a). . . . . . . . . . . . .        328,154      280,500        0.1

                                       11,300    Western Areas Gold Mining

                                                 Company, Ltd.. . . . . . . . . . .        175,713      190,685        0.1

                                       32,680    Western Areas Gold Mining

                                                 Company, Ltd. (ADR) (a). . . . . .        534,291      543,305        0.2

                                                                                      ------------ ------------ ----------

                                                                                         2,770,064    2,559,626        1.1

          --------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 SOUTH AFRICA                            4,813,681    5,390,834        2.2

          --------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 AFRICA                                  4,813,681    5,390,834        2.2

          --------------------------------------------------------------------------------------------------------------------

LATIN

AMERICA

------------------------------------------------------------------------------------------------------------------------------

ARGENTINA BANKING                      17,250    Banco Frances del Rio de la Plata

                                                 (ADR) (a). . . . . . . . . . . . .        386,412      463,594        0.2

          --------------------------------------------------------------------------------------------------------------------

          TELECOMMUNICATIONS            6,600    Telecom Argentina Stet-France

                                                 Telecom S.A. (GDR) (b). . . . . . .       275,474      314,325        0.1

                                       11,700    Telefonica de Argentina S.A.

                                                 (Class B) (ADR) (a). . . . . . . .        284,969      318,825        0.1

                                                                                      ------------ ------------ ----------

                                                                                           560,443      633,150        0.2

          --------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 ARGENTINA                                 946,855    1,096,744        0.4

------------------------------------------------------------------------------------------------------------------------------

BRAZIL    OIL--RELATED              5,750,000    Petroleo Brasileiro S.A.

                                                 (Preferred). . . . . . . . . . . .        504,797      491,090        0.2

          --------------------------------------------------------------------------------------------------------------------

          TELECOMMUNICATIONS           44,540    Telecommunicacoes Brasileiras

                                                 S.A.--Telebras (ADR) (a). . . . . .     1,917,250    2,110,083        0.8

          --------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 BRAZIL                                  2,422,047    2,601,173        1.0

          --------------------------------------------------------------------------------------------------------------------

CHILE     TELECOMMUNICATIONS           13,500    Compania de Telefonos de Chile

                                                 S.A. (ADR) (a). . . . . . . . . . .       963,907    1,118,813        0.4

          --------------------------------------------------------------------------------------------------------------------

          UTILITIES                    16,000    Enersis S.A. (ADR) (a). . . . . . .       400,482      456,000        0.2

          --------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 CHILE                                   1,364,389    1,574,813        0.6

          --------------------------------------------------------------------------------------------------------------------

MEXICO    MULTI-INDUSTRY              216,000    Grupo Carso, S.A. de C.V.

                                                 (Series A1) (e). . . . . . . . . .      1,901,439    1,168,249        0.4

          --------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 MEXICO                                  1,901,439    1,168,249        0.4

------------------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 LATIN AMERICA                           6,634,730    6,440,979        2.4

------------------------------------------------------------------------------------------------------------------------------

MIDDLE

EAST

------------------------------------------------------------------------------------------------------------------------------

ISRAEL    COMPUTER SOFTWARE            29,200    Scitex Corporation Ltd. . . . . . .       638,646      394,200        0.2

          --------------------------------------------------------------------------------------------------------------------

          HOLDING COMPANIES            34,460    PEC Israel Economic Corp. (e). . .        897,278      831,348        0.3

          --------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 ISRAEL                                  1,535,924    1,225,548        0.5

------------------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS IN

                                                 THE MIDDLE EAST                         1,535,924    1,225,548        0.5

------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

(IN US DOLLARS)



PACIFIC                                                                                                 VALUE       PERCENT OF

BASIN     INDUSTRY                 SHARES HELD                INVESTMENTS                 COST        (NOTE 1A)     NET ASSETS

--------------------------------------------------------------------------------------------------------------------------------


AUSTRALIA FOOD & BEVERAGE              563,598    Coca-Cola Amatil, Ltd. (Ordinary)     $ 3,228,491   $ 4,496,852        1.7%

          ----------------------------------------------------------------------------------------------------------------------

          MEDIA                         89,939    The News Corp., Ltd. (ADR) (a). .         431,743       480,189        0.2

                                        52,364    The News Corp., Ltd. (Preferred).         222,611       244,919        0.1

                                                                                      -------------    ---------- ----------

                                                                                            654,354       725,108        0.3

          ----------------------------------------------------------------------------------------------------------------------

          MERCHANDISING                 30,300    Amway Asia Pacific Ltd.. . . . . .      1,176,105     1,079,437        0.4

          ----------------------------------------------------------------------------------------------------------------------

          NATURAL GAS PIPELINES         37,943    Broken Hill Proprietary Co.. . . .        452,087       536,074        0.2

          ----------------------------------------------------------------------------------------------------------------------

          PROPERTY                     276,131    Lend Lease Corp.. . . . . . . . .       3,552,157     4,003,955        1.5

          ----------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  AUSTRALIA                               9,063,194    10,841,426        4.1

--------------------------------------------------------------------------------------------------------------------------------

HONG KONG BANKING                      297,870    HSBC Holdings PLC. . . . . . . . .      3,584,349     4,507,345        1.7

          ----------------------------------------------------------------------------------------------------------------------

          DIVERSIFIED                  717,140    Hutchison Whampoa Ltd.. . . . . .       3,770,398     4,368,507        1.6

          ----------------------------------------------------------------------------------------------------------------------

          MULTI-INDUSTRY               399,000    Swire Pacific Ltd. (Class A). . .       2,742,209     3,096,223        1.2

          ----------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  HONG KONG                              10,096,956    11,972,075        4.5

--------------------------------------------------------------------------------------------------------------------------------

JAPAN     AUTOMOBILES                  340,000                                            3,740,006     3,787,292        1.4

                                                  Suzuki Motor Corp. (Ordinary). . .

          ----------------------------------------------------------------------------------------------------------------------

          BEVERAGES

                                        23,000    Chukyo Coca-Cola Bottling Co.,

                                                  Ltd. (Ordinary). . . . . . . . . .        303,183       225,010        0.1

                                        31,000    Hokkaido Coca-Cola Bottling Co.,

                                                  Ltd. (Ordinary). . . . . . . . . .        473,832       375,339        0.1

                                        27,000    Kinki Coca-Cola Bottling Co., Ltd.

                                                  (Ordinary). . . . . . . . . . . .         429,219       366,137        0.1

                                        35,000    Mikuni Coca-Cola Bottling Co.,

                                                  Ltd.. . . . . . . . . . . . . . .         539,515       478,012        0.2

                                        29,000    Sanyo Coca-Cola Bottling Co., Ltd.

                                                                                            434,480       421,348        0.2

                                                                                      ------------- ------------- ----------

                                                                                          2,180,229     1,865,846        0.7

          ----------------------------------------------------------------------------------------------------------------------

          CAPITAL GOODS                669,000    Mitsubishi Heavy Industries, Ltd..      4,613,257     5,333,078        2.0

          ----------------------------------------------------------------------------------------------------------------------

          CHEMICALS                    119,000    Shin-Etsu Chemical Co., Ltd.

                                                  (Ordinary). . . . . . . . . . . .       2,474,232     2,466,680        0.9

          ----------------------------------------------------------------------------------------------------------------------

          ELECTRICAL

          CONSTRUCTION                  72,000    Chudenko Corp. (Ordinary). . . . .      2,550,265     2,468,811        0.9

                                        63,000    Sanki Engineering Co., Ltd.. . . .        888,004       738,377        0.3

                                        74,000    Taihei Dengyo Kaisha, Ltd.. . . .       1,583,696     1,168,346        0.4

                                                                                      ------------- ------------- ----------

                                                                                          5,021,965     4,375,534        1.6

          ----------------------------------------------------------------------------------------------------------------------

          ELECTRICAL EQUIPMENT

                                       172,000    Murata Manufacturing Co., Ltd.. .       6,479,053     6,330,880        2.4

                                       215,000    NEC Corporation. . . . . . . . . .      3,017,807     2,623,983        1.0

                                        74,000    The Nippon Signal Co., Ltd.. . . .      1,013,087       605,676        0.2

                                        95,000    Rohm Co., Ltd.. . . . . . . . . .       3,630,393     5,364,684        2.0

                                                                                      ------------- ------------- ----------

                                                                                         14,140,340    14,925,223        5.6

          ----------------------------------------------------------------------------------------------------------------------

          ENGINEERING &                123,000    Kinden Corp.. . . . . . . . . . .       2,323,181     2,132,604        0.8

          CONSTRUCTION

          ----------------------------------------------------------------------------------------------------------------------

          INSURANCE                    383,000    Dai-Tokyo Fire & Marine

                                                  Insurance Co., Ltd.. . . . . . . .      2,735,642     2,923,324        1.1

                                        70,000    Fuji Fire & Marine Insurance Co.,

                                                  Ltd.. . . . . . . . . . . . . . .         477,842       368,849        0.1

                                       292,000    Koa Fire & Marine Insurance Co.,

                                                  Ltd.. . . . . . . . . . . . . . .       2,008,042     1,787,524        0.7

                                       149,000    Mitsui Marine & Fire Insurance Co.,

                                                  Ltd.. . . . . . . . . . . . . . .       1,217,441     1,062,224        0.4

                                       318,000    Nichido Fire & Marine Insurance

                                                  Co., Ltd.. . . . . . . . . . . . .      2,497,420     2,556,567        1.0

                                       117,000    Nippon Fire & Marine Insurance

                                                  Co., Ltd.. . . . . . . . . . . . .        858,344       793,297        0.3

                                       342,000    Sumitomo Marine & Fire

                                                  Insurance Co., Ltd.. . . . . . . .      2,851,410     2,809,144        1.1


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

(IN US DOLLARS)



PACIFIC

BASIN                             SHARES HELD/                                                            VALUE      PERCENT OF

(CONTINUED) INDUSTRY               FACE AMOUNT                 INVESTMENTS                  COST        (NOTE 1A)    NET ASSETS


JAPAN       INSURANCE                  321,000    Tokio Marine & Fire Insurance Co.,

(CONTINUED) (CONTINUED)                           Ltd. (Ordinary). . . . . . . . . . .    $ 3,745,007   $ 4,197,501       1.6%

                                       201,000    Yasuda Fire & Marine Insurance

                                                  Co., Ltd.. . . . . . . . . . . . . .      1,505,908     1,421,251       0.5

                                                                                        ------------- ------------- ---------

                                                                                           17,897,056    17,919,681       6.8

            --------------------------------------------------------------------------------------------------------------------

            OFFICE EQUIPMENT           299,000    Canon, Inc. (Ordinary). . . . . . .       5,269,209     5,415,827       2.0

            --------------------------------------------------------------------------------------------------------------------

            PACKAGING                  169,000    Toyo Seikan Kaisha, Ltd.

                                                  (Ordinary). . . . . . . . . . . . .       5,221,253     5,058,214       1.9

            --------------------------------------------------------------------------------------------------------------------

            PHARMACEUTICALS

                                       141,000    Sankyo Co., Ltd. (Ordinary). . . . .      3,106,650     3,168,539       1.2

                                        67,000    Taisho Pharmaceutical Co., Ltd.

                                                  (Ordinary). . . . . . . . . . . . .       1,345,910     1,323,905       0.5

                                                                                        ------------- ------------- ---------

                                                                                            4,452,560     4,492,444       1.7

            --------------------------------------------------------------------------------------------------------------------

            RETAILING

                                        90,000    Ito-Yokado Co., Ltd. (Ordinary). . .      4,668,048     5,544,363       2.1

                                        30,000    Sangetsu Co., Ltd.. . . . . . . . .       1,120,547       755,521       0.3

                                                                                        ------------- ------------- ---------

                                                                                            5,788,595     6,299,884       2.4

            --------------------------------------------------------------------------------------------------------------------

            STEEL                       48,000    Maruichi Steel Tube, Ltd. (Ordinary)        840,875       878,729       0.3

            --------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  JAPAN                                    73,962,758    74,951,036      28.1

--------------------------------------------------------------------------------------------------------------------------------

MALAYSIA    BANKING

                                       127,000    Malayan Banking BHD. . . . . . . . .      1,045,198     1,070,632       0.4

                                       251,000    Public Bank (Malaysia) BHD

                                                  'Foreign'. . . . . . . . . . . . . .        507,895       480,544       0.2

                                                                                        ------------- ------------- ---------

                                                                                            1,553,093     1,551,176       0.6

            --------------------------------------------------------------------------------------------------------------------

            LEISURE                     40,000    Resorts World BHD. . . . . . . . . .        200,377       214,300       0.1

            --------------------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS         110,000    Telekom Malaysia BHD. . . . . . . .         825,241       857,987       0.3

            --------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  MALAYSIA                                  2,578,711     2,623,463       1.0

--------------------------------------------------------------------------------------------------------------------------------







NEW         FOODS                      221,600    Wrightson Ltd.. . . . . . . . . . .         173,395       167,960       0.1

ZEALAND

            --------------------------------------------------------------------------------------------------------------------

            FOREIGN GOVERNMENT  NZ$  2,600,000    New Zealand Government Bonds,

            OBLIGATIONS                           9.00% due 11/15/1996 (c). . . . . .       1,626,140     1,707,640       0.6

            --------------------------------------------------------------------------------------------------------------------

            INVESTMENT COMPANY       1,759,000    Brierley Investments Ltd.. . . . . .      1,360,501     1,390,690       0.5

            --------------------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS          60,000    Telecom Corporation of New

                                                  Zealand. . . . . . . . . . . . . . .        250,249       258,746       0.1

            --------------------------------------------------------------------------------------------------------------------

            TEXTILES                    52,000    Lane Walker Rudkin Industries,

                                                  Ltd.. . . . . . . . . . . . . . . .          62,863        57,761       0.0

            --------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  NEW ZEALAND

                                                                                            3,473,148     3,582,797       1.3

--------------------------------------------------------------------------------------------------------------------------------

PHILIPPINES BANKING                     58,150    Metropolitan Bank and Trust

                                                  Company. . . . . . . . . . . . . . .      1,143,382     1,131,496       0.4

            --------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN THE

                                                  PHILIPPINES                               1,143,382     1,131,496       0.4

--------------------------------------------------------------------------------------------------------------------------------

SINGAPORE   BANKING                     98,000    Development Bank of Singapore

                                                  Ltd.. . . . . . . . . . . . . . . .       1,199,385     1,219,802       0.5

            --------------------------------------------------------------------------------------------------------------------

            MACHINERY                   80,000    Jurong Shipyard Ltd.. . . . . . . .         619,257       616,690       0.2

            --------------------------------------------------------------------------------------------------------------------



            NEWSPAPER/                  61,000    Singapore Press Holdings Ltd.. . . .        881,155     1,078,501       0.4

            PUBLISHING

            --------------------------------------------------------------------------------------------------------------------

            REAL ESTATE                160,000    City Developments Ltd., 'Local'. . .      1,067,498     1,165,488       0.4

            --------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  SINGAPORE                                 3,767,295     4,080,481       1.5

--------------------------------------------------------------------------------------------------------------------------------

SOUTH       TELECOMMUNICATIONS          39,400    Korea Mobile Telecommunications

KOREA                                             Corp. (GDR) (b). . . . . . . . . . .      1,367,350     1,684,350       0.6

            --------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

(IN US DOLLARS)




PACIFIC

BASIN                                                                                                     VALUE       PERCENT OF

(CONCLUDED) INDUSTRY               SHARES HELD                INVESTMENTS                   COST        (NOTE 1A)     NET ASSETS

SOUTH       UTILITIES                                                                                                         %

KOREA                                   19,000    Korea Electric Power Corp.. . . . .     $   753,726    $   822,313       0.3

(CONCLUDED)

                                        52,000    Korea Electric Power Corp.

                                                  (ADR) (a). . . . . . . . . . . . .        1,011,333      1,391,000       0.5

                                                                                       -------------- -------------- ---------

                                                                                            1,765,059      2,213,313       0.8

            ---------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  SOUTH KOREA                               3,132,409      3,897,663       1.4

---------------------------------------------------------------------------------------------------------------------------------

TAIWAN      ELECTRONICS                 63,700    Advanced Semiconductor

                                                  Engineering, Inc. (GDR) (b). . . .          986,796        842,432       0.3

            ---------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  TAIWAN                                      986,796        842,432       0.3

---------------------------------------------------------------------------------------------------------------------------------

THAILAND    BANKING                    190,500    Krung Thai Bank Public Company Ltd.

                                                                                              800,696        786,815       0.3

                                        98,700    Phatra Thanakit Public Co. Ltd.,

                                                  'Foreign'. . . . . . . . . . . . .

                                                                                              853,230        846,672       0.3

                                        23,000    Thai Farmers Bank Public Co., Ltd..

                                                                                              217,409        232,010       0.1

                                                                                       -------------- -------------- ---------

                                                                                            1,871,335      1,865,497       0.7

            ---------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN THAILAND             1,871,335      1,865,497       0.7

            ---------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN THE

                                                  PACIFIC BASIN                           110,075,984    115,788,366      43.3

---------------------------------------------------------------------------------------------------------------------------------

SOUTHEAST

ASIA

---------------------------------------------------------------------------------------------------------------------------------

INDIA       AUTOMOBILES                 46,300    Ashok Leyland Ltd. (GDR) (b) (f). .         558,306        474,575       0.2

            ---------------------------------------------------------------------------------------------------------------------

            CHEMICALS                   23,100    Reliance Industries Ltd. (GDR)

                                                  (b) (e). . . . . . . . . . . . . .          428,575        317,625       0.1

            ---------------------------------------------------------------------------------------------------------------------

            MEDIA                      113,500    Videocon International Ltd. (GDR)

                                                  (b) (e). . . . . . . . . . . . . .          662,808        306,450       0.1

            ---------------------------------------------------------------------------------------------------------------------

            TEXTILES

                                        20,800    JCT Ltd. (GDR) (b) (e). . . . . . .         358,965        114,400       0.0

                                         8,000    Raymond Woolen Mills Ltd. (GDR)

                                                  (b). . . . . . . . . . . . . . . .          123,750        132,000       0.1

                                                                                       -------------- -------------- ---------

                                                                                              482,715        246,400       0.1

            ---------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN INDIA                2,132,404      1,345,050       0.5

            ---------------------------------------------------------------------------------------------------------------------

INDONESIA   BANKING                     68,000    P.T. Bank Bali. . . . . . . . . . .         149,525        133,975       0.1

            ---------------------------------------------------------------------------------------------------------------------

            FOOD & HOUSEHOLD           290,000    P.T. Wicaksana Overseas

            PRODUCTS                              International. . . . . . . . . . .          504,511        774,518       0.3

            ---------------------------------------------------------------------------------------------------------------------

            METALS & MINING             51,900    P.T. Tambag Timah (GDR) (b) (e) (f)         660,687        603,597       0.2

            ---------------------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS

                                        18,960    P.T. Indonesian Satellite (ADR) (a)         664,105        692,040       0.3

                                       599,500    P.T. Kabelmetal Indonesia (e). . .          757,512        492,146       0.2

                                        14,300    P.T. Telekomunikasi Indonesia

                                                  (ADR) (a) (e). . . . . . . . . . .          301,145        361,075       0.1

                                                                                       -------------- -------------- ---------

                                                                                            1,722,762      1,545,261       0.6

            ---------------------------------------------------------------------------------------------------------------------

            TOBACCO                     17,000    P.T. Hanjaya Mandala Sampoerna. . .         167,001        177,145       0.1

            ---------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN INDONESIA            3,204,486      3,234,496       1.3

            ---------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENTS IN

                                                  SOUTHEAST ASIA                            5,336,890      4,579,546       1.8

---------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

(IN US DOLLARS)



WESTERN                                                                                       VALUE       PERCENT OF

EUROPE  INDUSTRY              SHARES HELD              INVESTMENTS                COST      (NOTE 1A)     NET ASSETS


AUSTRIA ENGINEERING &               1,500    V.A. Technologie AG. . . . . .     $  163,987   $  190,874        0.1%

        CONSTRUCTION

        --------------------------------------------------------------------------------------------------------------

                                             TOTAL INVESTMENTS IN

                                             AUSTRIA                               163,987      190,874        0.1

        --------------------------------------------------------------------------------------------------------------

FINLAND BANKING                   273,566    Unitas Bank Ltd., (Class A)

                                             (Ordinary) (e). . . . . . . . .     1,047,133      693,322        0.3

        --------------------------------------------------------------------------------------------------------------

        DIVERSIFIED                41,500    Outokumpu OY. . . . . . . . . .       653,106      659,747        0.3

        --------------------------------------------------------------------------------------------------------------

        FOREST PRODUCTS            24,850    Kymmene OY(Ordinary). . . . . .       746,318      658,422        0.2

        --------------------------------------------------------------------------------------------------------------

        MACHINE--                  12,400    Rauma OY (e). . . . . . . . . .       223,784      244,269        0.1

        DIVERSIFIED

        --------------------------------------------------------------------------------------------------------------

        PAPER & FOREST            132,100    Enso-Gutzeit OY (Registered). .     1,005,099      882,635        0.3

        PRODUCTS

                                   22,100    Metsa Serla OY. . . . . . . . .       873,739      682,303        0.3

                                   55,575    Repola OY. . . . . . . . . . .        919,279    1,049,962        0.4

                                                                              ------------ ------------ ----------

                                                                                 2,798,117    2,614,900        1.0

        --------------------------------------------------------------------------------------------------------------

        TELECOMMUNICATIONS         13,470    Nokia AB. . . . . . . . . . . .       650,389      530,694        0.2

        --------------------------------------------------------------------------------------------------------------

                                             TOTAL INVESTMENTS IN

                                             FINLAND                             6,118,847    5,401,354        2.1

        --------------------------------------------------------------------------------------------------------------

FRANCE  AUTOMOBILES                 8,680    Peugeot S.A.. . . . . . . . . .     1,298,715    1,146,261        0.4

        --------------------------------------------------------------------------------------------------------------

        BANKING                    17,800    Compagnie Financiere de Paribas

                                             (Ordinary). . . . . . . . . . .       902,586      977,002        0.4

                                   18,900    Compangie Financiere de Suez

                                             (Ordinary). . . . . . . . . . .       743,625      780,449        0.3

                                    6,050    Societe Generale de Surveillance

                                             S.A. (Class A) (Ordinary). . .        634,340      748,242        0.3

                                                                              ------------ ------------ ----------

                                                                                 2,280,551    2,505,693        1.0

        --------------------------------------------------------------------------------------------------------------

        BUILDING &                  6,000    Compagnie de Saint-Gobain S.A.        717,949      654,974        0.2

        CONSTRUCTION

        --------------------------------------------------------------------------------------------------------------

        COMMUNICATION               7,400    Alcatel Alsthom Cie Generale

        EQUIPMENT                            d'Electricite S.A.. . . . . . .       712,930      638,677        0.2

        --------------------------------------------------------------------------------------------------------------

        INSURANCE                  30,120    Assurances Generales de France

                                             S.A. (AGF). . . . . . . . . . .       768,212    1,009,788        0.4

        --------------------------------------------------------------------------------------------------------------

        MULTI-INDUSTRY              2,828    EuraFrance S.A.. . . . . . . .        918,349      950,991        0.4

        --------------------------------------------------------------------------------------------------------------

        OIL & RELATED               9,475    Societe Nationale Elf Aquitaine       657,126      698,839        0.3

        --------------------------------------------------------------------------------------------------------------

        STEEL                      62,980    Usinor Sacilor S.A. (e). . . .      1,028,190      833,631        0.3

        --------------------------------------------------------------------------------------------------------------

                                             TOTAL INVESTMENTS IN

                                             FRANCE                              8,382,022    8,438,854        3.2

        --------------------------------------------------------------------------------------------------------------

GERMANY BANKING                     2,693    Deutsche Bank AG (Warrants) (d)        41,046       41,670        0.0

                                    2,800    Hoechst AG. . . . . . . . . . .       733,417      760,880        0.3

                                                                              ------------ ------------ ----------

                                                                                   774,463      802,550        0.3

        --------------------------------------------------------------------------------------------------------------

        CHEMICALS                   2,900    Bayer AG (Ordinary) (e). . . .        663,276      766,783        0.3

        --------------------------------------------------------------------------------------------------------------

        MACHINERY                  17,250    Kloeckner Werke AG (e). . . . .     1,232,262      651,921        0.2

                                    3,300    Mannesmann AG. . . . . . . . .        819,475    1,052,819        0.4

                                                                              ------------ ------------ ----------

                                                                                 2,051,737    1,704,740        0.6

        --------------------------------------------------------------------------------------------------------------

        UTILITIES                   2,600    Vereinigte Elektrizitaets &

                                             Bergwerks AG (Veba)

                                             (Warrants) (d). . . . . . . . .       111,934      179,811        0.1

        --------------------------------------------------------------------------------------------------------------

                                             TOTAL INVESTMENTS IN GERMANY        3,601,410    3,453,884        1.3

        --------------------------------------------------------------------------------------------------------------

GREECE  BANKING                    12,900    Ergo Bank S.A. (Registered). .        510,673      514,899        0.2

        --------------------------------------------------------------------------------------------------------------

        BEVERAGES                  25,225    Hellenic Bottling Co. S.A.. . .       576,119      826,158        0.3

        --------------------------------------------------------------------------------------------------------------

                                             TOTAL INVESTMENTS IN

                                             GREECE                              1,086,792    1,341,057        0.5

----------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

(IN US DOLLARS)



WESTERN

EUROPE                                                                                                 VALUE       PERCENT OF

(CONTINUED) INDUSTRY                  SHARES HELD               INVESTMENTS                COST      (NOTE 1A)     NET ASSETS


HUNGARY     FOODS                           3,400    Pick Szeged Reszvenytarsasag

                                                     (GDR) (b) (f). . . . . . . . . .    $  167,513   $  126,752        0.0%

            -------------------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS              5,500    Magyar TarKozlesi

                                                     Reszvenytarsasag (Ordinary) (e).       910,789      841,631        0.3

            -------------------------------------------------------------------------------------------------------------------

                                                     TOTAL INVESTMENTS IN

                                                     HUNGARY                              1,078,302      968,383        0.3

            -------------------------------------------------------------------------------------------------------------------

IRELAND     BUILDING MATERIALS             53,650    CRH PLC. . . . . . . . . . . . .       327,852      406,385        0.2

            -------------------------------------------------------------------------------------------------------------------

            CLOSED-END FUNDS              445,000    First Ireland Investment Co.. .        658,002      842,689        0.3

            -------------------------------------------------------------------------------------------------------------------

            INSURANCE                     157,000    Irish Life PLC. . . . . . . . .        526,948      604,365        0.2

            -------------------------------------------------------------------------------------------------------------------

            PACKAGING &                   297,800    Jefferson Smurfit Group PLC

            CONTAINERS                               (Ordinary). . . . . . . . . . .        888,436      716,480        0.3

            ------------------------------------------------------------------------------------------------------------------

                                                     TOTAL INVESTMENTS IN

                                                     IRELAND                              2,401,238    2,569,919        1.0

            -------------------------------------------------------------------------------------------------------------------

ITALY       AUTOMOBILES                   250,000    Fiat S.p.A. (Ordinary). . . . .        750,125      812,303        0.3

                                        1,750,000    Montedison S.p.A. (e). . . . . .     1,364,663    1,174,763        0.4

                                                                                       ------------ ------------ ----------

                                                                                          2,114,788    1,987,066        0.7

            -------------------------------------------------------------------------------------------------------------------

            BUILDING & CONTAINERS          96,100    Fochi Filippo S.p.A. (e). . . .        304,917       18,189        0.0

            -------------------------------------------------------------------------------------------------------------------

            DIVERSIFIED                   335,500    CIR NC Savings (e). . . . . . .        157,313      119,383        0.0

                                        1,411,500    Compagnie Industrial Riunite

                                                     S.p.A. (CIR) (e). . . . . . . .      1,306,203      943,968        0.4

                                                                                       ------------ ------------ ----------

                                                                                          1,463,516    1,063,351        0.4

            -------------------------------------------------------------------------------------------------------------------

            INSURANCE                      55,000    Assicurazioni Generali S.p.A.. .     1,392,767    1,334,227        0.5

            -------------------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS            543,216    Stet Savings Telecom. . . . . .      1,356,502    1,110,423        0.4

            -------------------------------------------------------------------------------------------------------------------

                                                     TOTAL INVESTMENTS IN

                                                     ITALY                                6,632,490    5,513,256        2.0

-------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS BANKING                        20,350    ABN-AMRO Bank (Ordinary). . . .        711,620      928,870        0.4

                                           20,000    Amev N.V. (Ordinary). . . . . .        825,683    1,342,491        0.5

                                                                                       ------------ ------------ ----------

                                                                                          1,537,303    2,271,361        0.9

            -------------------------------------------------------------------------------------------------------------------

            CHEMICALS                       3,200    Akzo N.V. (Ordinary). . . . . .        379,245      370,852        0.1

                                           26,570    European Vinyls Corporation

                                                     International N.V.. . . . . . .      1,144,357      691,832        0.3

                                                                                       ------------ ------------ ----------

                                                                                          1,523,602    1,062,684        0.4

            -------------------------------------------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT           49,465    Philips Electronics N.V.. . . .      1,534,025    1,791,427        0.7

            -------------------------------------------------------------------------------------------------------------------

            FINANCE                        39,000    AEGON N.V. (Ordinary). . . . . .       813,328    1,729,004        0.7

            -------------------------------------------------------------------------------------------------------------------

            INSURANCE                      21,900    Internationale Nederlanden

                                                     Groep N.V.. . . . . . . . . . .      1,030,181    1,465,926        0.6

            -------------------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS             19,425    Koninklijke PTT Nederland N.V..        712,827      707,135        0.3

            -------------------------------------------------------------------------------------------------------------------

            TRANSPORTATION                 12,550    KLM Royal Dutch Airlines. . . .        352,565      441,973        0.2

            -------------------------------------------------------------------------------------------------------------------

                                                     TOTAL INVESTMENTS IN THE

                                                     NETHERLANDS                          7,503,831    9,469,510        3.8

-------------------------------------------------------------------------------------------------------------------------------

NORWAY      OIL & GAS PRODUCERS            84,000    Saga Petroleum A.S. (Class B). .       951,425    1,050,449        0.4

            -------------------------------------------------------------------------------------------------------------------

            OIL & RELATED                  16,900    Norsk Hydro A.S.. . . . . . . .        707,860      711,601        0.3

            -------------------------------------------------------------------------------------------------------------------

                                                     TOTAL INVESTMENTS IN

                                                     NORWAY                               1,659,285    1,762,050        0.7

-------------------------------------------------------------------------------------------------------------------------------

POLAND      AUTOMOTIVE &                   12,900    T.C. Debica S.A.. . . . . . . .        199,796      194,756        0.1

            EQUIPMENT

            -------------------------------------------------------------------------------------------------------------------

            ENGINEERING &                 138,000    Mostostal-Export S.A.. . . . . .       393,039      271,631        0.1

            CONSTRUCTION

            -------------------------------------------------------------------------------------------------------------------

                                                     TOTAL INVESTMENTS IN

                                                     POLAND                                 592,835      466,387        0.2

            -------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

(IN US DOLLARS)



WESTERN

EUROPE                                                                                                VALUE       PERCENT OF

(CONTINUED) INDUSTRY                SHARES HELD               INVESTMENTS                 COST      (NOTE 1A)     NET ASSETS


PORTUGAL    BANKING                     106,600    Banco Commercial Portugues S.A.

                                                   (ADR) (a). . . . . . . . . . . .     $1,616,748   $1,399,125        0.5%

            ------------------------------------------------------------------------------------------------------------------

            FOREST PRODUCTS              46,780    Sonae Investimentos-SGPS S.A.. .      1,028,891    1,002,071        0.4

            ------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS IN

                                                   PORTUGAL                              2,645,639    2,401,196        0.9

------------------------------------------------------------------------------------------------------------------------------

SPAIN       BANKING                       4,800    Banco Popular Espanol (Ordinary).       545,778      885,575        0.3

            ------------------------------------------------------------------------------------------------------------------

            GLASS                        11,400    Cristaleria Espanola S.A. (e). .        502,213      639,340        0.2

            ------------------------------------------------------------------------------------------------------------------

            OIL & RELATED                51,000    Repsol S.A.. . . . . . . . . . .      1,551,028    1,671,959        0.6

            ------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS IN

                                                   SPAIN                                 2,599,019    3,196,874        1.1

------------------------------------------------------------------------------------------------------------------------------

SWEDEN      APPLIANCES                   18,481    Electrolux AB. . . . . . . . . .        898,932      759,921        0.3

            ------------------------------------------------------------------------------------------------------------------

            AUTOMOBILES &                80,000    Volvo AB 'B'. . . . . . . . . . .     1,466,079    1,641,744        0.6

            EQUIPMENT

            ------------------------------------------------------------------------------------------------------------------

            BUILDING RELATED             24,750    Svedala Industry. . . . . . . . .       601,966      638,628        0.2

            ------------------------------------------------------------------------------------------------------------------

            ENGINEERING                  36,350    SKF AB 'A'. . . . . . . . . . . .       668,183      688,374        0.3

                                         15,300    SKF AB 'B' Free. . . . . . . . .        297,054      293,205        0.1

                                                                                      ------------ ------------      -----

                                                                                           965,237      981,579        0.4

            ------------------------------------------------------------------------------------------------------------------

            FINANCE                      23,875    Stadshypotek AB. . . . . . . . .        352,150      479,150        0.2

            ------------------------------------------------------------------------------------------------------------------

            FOREST PRODUCTS              18,900    Mo Och Domsjo AB-'B' Free. . . .        962,403      807,095        0.3

                                        432,300    Rottneros Bruks AB. . . . . . . .       666,730      456,625        0.2

                                         91,500    Stora Kopparbergs Bergslags AB. .     1,152,700    1,076,942        0.4

                                                                                      ------------ ------------ ----------

                                                                                         2,781,833    2,340,662        0.9

            ------------------------------------------------------------------------------------------------------------------

            METALS & MINING              51,800    Avesta Sheffield AB. . . . . . .        463,023      457,259        0.2

            ------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS IN

                                                   SWEDEN                                7,529,220    7,298,943        2.8

------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND CHEMICALS                       895    Ciba-Geigy AG (Registered). . . .       621,919      789,454        0.3

            ------------------------------------------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT            790    BBC Brown Boveri AG. . . . . . .        668,242      919,962        0.3

            ------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS IN

                                                   SWITZERLAND                           1,290,161    1,709,416        0.6

------------------------------------------------------------------------------------------------------------------------------

TURKEY      BEVERAGES                   439,392    Erciyas Biracilik Ve Malt Sanayii

                                                   A.S.. . . . . . . . . . . . . . .       251,703      206,986        0.1

            ------------------------------------------------------------------------------------------------------------------

            BUILDING MATERIALS          568,330    Alarko Holdings A.S.. . . . . . .       281,111      230,150        0.1

                                         97,073    Cimentas Izmir Cimento Fabrikasi

                                                   T.A.S.. . . . . . . . . . . . . .        65,259       57,762        0.0

                                                                                      ------------ ------------ ----------

                                                                                           346,370      287,912        0.1

            ------------------------------------------------------------------------------------------------------------------

            FOOD & HOUSEHOLD            774,008    Dardanel Onentas Gida A.S.. . . .        49,722       33,903        0.0

            PRODUCTS

            ------------------------------------------------------------------------------------------------------------------

            INSURANCE                   863,750    Akisgorta A.S.. . . . . . . . . .       168,498       67,815        0.0

            ------------------------------------------------------------------------------------------------------------------

            RETAIL STORES               472,075    Migros Turk A.S.. . . . . . . . .       378,827      362,834        0.1

            ------------------------------------------------------------------------------------------------------------------

            STEEL                    10,103,279    Izmir Demir Celik Sanayii A.S.. .       356,666      192,046        0.1

            ------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENTS IN

                                                   TURKEY                                1,551,786    1,151,496        0.4

------------------------------------------------------------------------------------------------------------------------------







UNITED      AUTOMOBILE PARTS            274,900    T & N PLC. . . . . . . . . . . .        704,904      691,254        0.3

KINGDOM

            ------------------------------------------------------------------------------------------------------------------

            BANKING                     121,355    TSB Group PLC (Ordinary). . . . .       568,019      623,496        0.2

            ------------------------------------------------------------------------------------------------------------------

            BEVERAGE                     94,900    Grand Metropolitan PLC (Ordinary)       581,693      682,753        0.3

            ------------------------------------------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT        133,500    General Electric Co., Ltd. PLC

                                                   (Ordinary). . . . . . . . . . . .       668,517      735,626        0.3

            ------------------------------------------------------------------------------------------------------------------

            FOOD & BEVERAGE              43,100    Tate & Lyle PLC (Ordinary). . . .       286,107      315,767        0.1

            ------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

(IN US DOLLARS)




WESTERN

EUROPE                                                                                                    VALUE      PERCENT OF

(CONCLUDED) INDUSTRY                   SHARES HELD               INVESTMENTS                COST        (NOTE 1A)    NET ASSETS

--------------------------------------------------------------------------------------------------------------------------------









UNITED      INDUSTRIAL--OTHER              286,000    Tomkins PLC. . . . . . . . . . .    $   995,138   $ 1,249,661       0.5%

KINGDOM

(CONCLUDED)

            --------------------------------------------------------------------------------------------------------------------

            INSURANCE                       78,500    Prudential Corp. PLC. . . . . .         386,922       505,059       0.2

            --------------------------------------------------------------------------------------------------------------------

            OIL--RELATED                   142,400    British Petroleum Co., Ltd.. . .      1,039,907     1,190,264       0.4

            --------------------------------------------------------------------------------------------------------------------

            PHARMACEUTICALS                 62,750    Glaxo Holdings PLC. . . . . . .         750,029       891,215       0.3

            --------------------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS             204,300    Racal Electronics PLC. . . . . .        712,277       902,191       0.3

                                           229,300    Vodafone Group PLC (Ordinary). .        843,348       822,174       0.3

                                                                                        ------------- ------------- ---------

                                                                                            1,555,625     1,724,365       0.6

            --------------------------------------------------------------------------------------------------------------------

                                                      TOTAL INVESTMENTS IN THE

                                                      UNITED KINGDOM                        7,536,861     8,609,460       3.2

--------------------------------------------------------------------------------------------------------------------------------

                                                      TOTAL INVESTMENTS IN

                                                      WESTERN EUROPE                       62,373,725    63,942,913      24.2

            --------------------------------------------------------------------------------------------------------------------

                                              FACE

                                            AMOUNT          SHORT-TERM SECURITIES

            --------------------------------------------------------------------------------------------------------------------

            COMMERCIAL PAPER*        US$ 5,000,000    Corporate Asset Funding Co. Inc.,

                                                      5.75% due 1/05/1996. . . . . . .      4,994,410     4,994,410       1.9

                                         8,762,000

                                                      General Electric Capital Corp.,

                                                      5.90% due 1/02/1996. . . . . . .      8,756,256     8,756,256       3.3

                                                                                        ------------- ------------- ---------

                                                                                           13,750,666    13,750,666       5.2

            FOREIGN GOVERNMENT     MXP   3,438,050    Mexican Cetes, 52.375%,

            OBLIGATIONS*                              due 2/08/1996. . . . . . . . . .        428,837       423,608       0.2

            --------------------------------------------------------------------------------------------------------------------

            US GOVERNMENT & AGENCY   US$12,000,000    Federal National Mortgage

            OBLIGATIONS*                              Association, 5.40%

                                                      due 2/01/1996. . . . . . . . . .     11,938,800    11,938,800       4.5

                                                      United States Treasury Bills (c):

                                           600,000    5.10% due 1/25/1996. . . . . . .        597,705       597,686       0.2

                                         4,900,000    5.21% due 1/25/1996. . . . . . .      4,880,853     4,881,102       1.8

                                           100,000    5.21% due 1/25/1996. . . . . . .         99,609        99,614       0.0

                                        20,000,000    5.225% due 1/25/1996. . . . . .      19,921,625    19,922,867       7.5

                                         1,200,000    5.33% due 1/25/1996. . . . . . .      1,195,203     1,195,372       0.5

                                           130,000    5.33% due 1/25/1996. . . . . . .        129,481       129,499       0.0

                                           500,000    5.34% due 1/25/1996. . . . . . .        497,998       498,072       0.2

                                           400,000    5.35% due 1/25/1996. . . . . . .        398,395       398,457       0.2

                                         1,800,000    5.40% due 1/25/1996. . . . . . .      1,792,710     1,793,058       0.7

                                         1,740,000    5.88% due 3/07/1996. . . . . . .      1,720,390     1,723,322       0.6

                                                                                        ------------- ------------- ---------

                                                                                           43,172,769    43,177,849      16.2

            --------------------------------------------------------------------------------------------------------------------

                                                      TOTAL INVESTMENTS IN

                                                      SHORT-TERM SECURITIES                57,352,272    57,352,123      21.6

--------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

(IN US DOLLARS)




                                  NUMBER OF

OPTIONS                           CONTRACTS/                                           PREMIUMS           VALUE      PERCENT OF

PURCHASED                        FACE AMOUNT                    ISSUE                    PAID           (NOTE 1A)    NET ASSETS

--------------------------------------------------------------------------------------------------------------------------------

       CALL OPTIONS

       PURCHASED                         6,800    OMX, expiring April 1996 at         $               $

                                                  Skr 1,491. . . . . . . . . . . .          34,918          17,140        0.0%

                                           914    NZ Top Ten Index, expiring August

                                                  1996 at NZ$1,094. . . . . . . .           45,173          45,264        0.0

                                        24,496    Nikkei, expiring March 1996 at

                                                  Y21,091.5. . . . . . . . . . . .          45,800          65,250        0.0

                                        14,600    Nikkei, expiring May 1996 at

                                                  Y18,388. . . . . . . . . . . . .         148,569         253,845        0.1

                                        14,600    Nikkei, expiring May 1996 at      ---             ---

                                                  Y19,000. . . . . . . . . . . . .         117,700         194,591  ----  0.1

                                        17,289    Nikkei, expiring June 1996 at

                                                  Y20,500. . . . . . . . . . . . .         111,943         119,418        0.0

                                                                                       -----------     -----------      -----

                                                                                           504,103         695,508        0.2

--------------------------------------------------------------------------------------------------------------------------------

       CURRENCY PUT              Y

       OPTIONS PURCHASED             1,500,000    Japanese Yen, expiring January

                                                  1996 at Y 86.15. . . . . . . . .          49,842         240,272        0.1

                                     7,000,000    Japanese Yen, expiring January

                                                  1996 at Y 86.15. . . . . . . . .         145,600       1,121,267        0.4

                                     3,500,000    Japanese Yen, expiring June

                                                  1996 at Y 108. . . . . . . . . .          29,750          44,800        0.0

                                     3,500,000    Japanese Yen, expiring June

                                                  1996 at Y 108. . . . . . . . . .          32,200          44,800        0.0

                                                                                    ---             ---             ----

                                    10,000,000    Japanese Yen, expiring

                                                  September 1996 at Y 105. . . . .         235,000         254,000        0.1

                                                                                       -----------     -----------      -----

                                                                                           492,392       1,705,139        0.6

       -------------------------------------------------------------------------------------------------------------------------

                                                  TOTAL OPTIONS PURCHASED                  996,495       2,400,647        0.8

                                                  TOTAL INVESTMENTS                    249,119,701     257,120,956       96.8

--------------------------------------------------------------------------------------------------------------------------------

                                                                                       PREMIUMS

                                                                                       RECEIVED

--------------------------------------------------------------------------------------------------------------------------------

OPTIONSCALL OPTIONS WRITTEN              6,800    OMX, expiring April 1996 at

WRITTEN                                           Skr 1,491. . . . . . . . . . . .         (54,253)        (17,140)       0.0

       -------------------------------------------------------------------------------------------------------------------------

       PUT OPTIONS WRITTEN                 914    NZ Top Ten Index, expiring August

                                                  1996 at NZ$1,094. . . . . . . .          (21,437)        (22,880)       0.0

       -------------------------------------------------------------------------------------------------------------------------

                                                  TOTAL OPTIONS WRITTEN                    (75,690)        (40,020)       0.0

--------------------------------------------------------------------------------------------------------------------------------

       TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN. . . . . . . . . . . . . . . . .     $249,044,011     257,080,936       96.8

                                                                                    --------------

                                                                                     -- ----------

       VARIATION MARGIN ON STOCK INDEX FUTURES CONTRACTS**. . . . . . . . . . . .                          (49,882)       0.0

       UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS***. . . . .                          (267,385)      (0.1)

       OTHER ASSETS LESS LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .                        8,838,572        3.3

                                                                                                    --------------  ---------

       NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $265,602,241     1 00.0%

                                                                                                    --------------  ---------

                                                                                                     -- ----------   --- ----

--------------------------------------------------------------------------------------------------------------------------------





(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Securities held as collateral in connection with open stock index futures contracts.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Non-income producing securities.

(f) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,044,000,

    representing 1.1% of net assets.





ISSUE                                      ACQUISITION           COST         VALUE

---------------------------------------      DATE(S)       -----------------(NOTE 1A)

                                       --------------------                 ----------

Ashok Leyland Ltd. (GDR). . . . . . .  3/09/1995-10/23/1995 $    558,306 $     474,575

Nedcor Ltd. (GDR). . . . . . . . . .        5/23/1995          1,087,409     1,698,256

Nedcor Ltd. (Warrants). . . . . . . .       5/23/1995             61,441       140,415

Pick Szeged Reszvenytarsasag (GDR). .  2/14/1995-9/07/1995       167,513       126,752

P.T. Tambag Timah (GDR). . . . . . .        10/06/1995           660,687       603,597

--------------------------------------------------------------------------------------

TOTAL                                                       $  2,535,356 $   3,043,595

                                                            ------------ -------------

                                                             -- --------  -- ---------

--------------------------------------------------------------------------------------





  *     Commercial Paper and certain Foreign and US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Fund.


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)

(IN US DOLLARS)




 **     Stock Index futures contracts purchased as of December 31, 1995 were as follows:





NUMBER OF                                                                                EXPIRATION       VALUE

CONTRACTS                                ISSUE                           EXCHANGE           DATE      (NOTE 1A & 1B)

---------------------------------------------------------------------------------------------------------------------

                 161 Tokyo. . . . . . . . . . . . . . . . . . . .          TOPIX         March 1996     $  24,546,106

                  13 CAC 40 Index. . . . . . . . . . . . . . . .          CAC 40        January 1996          996,566

                  30 Hang Seng. . . . . . . . . . . . . . . . . .        Hang Seng      January 1996        1,967,149

-------------------------------------------------------------------                     -----------------------------

TOTAL STOCK INDEX FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT PRICE--$26,021,702)                       $  27,509,821

                                                                                                     ----------------

                                                                                                      --- -----------

---------------------------------------------------------------------------------------------------------------------





***Forward foreign exchange contracts as of December 31, 1995 were as follows:

                                                                                                         UNREALIZED

                                                                                                        APPRECIATION

                                                                                        EXPIRATION     (DEPRECIATION)

            FOREIGN CURRENCY PURCHASED                                                     DATE          (NOTE 1B)

-----------------------------------------------------------------------------------------------------------------------

            Y732,275,000              . . . . . . . . . . . . . . . . . . . . . . . .  January 1996         $  (123,968)

            Y999,425,000              . . . . . . . . . . . . . . . . . . . . . . . .   April 1996             (195,110)

            TOTAL (US$ COMMITMENT--$17,245,976)                                                             $  (319,078)

                                                                                                          -------------

-------------------------------------------------------------------------------------------------------------------------

            FOREIGN CURRENCY SOLD

-----------------------------------------------------------------------------------------------------------------------

            DM7,170,500               . . . . . . . . . . . . . . . . . . . . . . . .  January 1996         $    (9,319)

            Frf25,100,000             . . . . . . . . . . . . . . . . . . . . . . . .  February 1996           (134,492)

            Frf9,913,020              . . . . . . . . . . . . . . . . . . . . . . . .   April 1996              (26,986)

            Y1,199,435,000            . . . . . . . . . . . . . . . . . . . . . . . .   April 1996              198,018

            Nlg1,733,340              . . . . . . . . . . . . . . . . . . . . . . . .   April 1996               24,472

            TOTAL (US$ COMMITMENT--$25,116,244)                                                             $    51,693

                                                                                                          -------------

-----------------------------------------------------------------------------------------------------------------------

            TOTAL UNREALIZED DEPRECIATION--NET ON FORWARD FOREIGN EXCHANGE CONTRACTS                        $  (267,385)

                                                                                                          -------------

                                                                                                           -- ---------

-------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                      SHARES                                                             VALUE      PERCENT OF
INDUSTRY               HELD                   COMMON STOCKS                  COST      (NOTE 1A)    NET ASSETS
---------------------------------------------------------------------------------------------------------------



ALUMINUM               15,000    Alcan Aluminium, Ltd.. . . . . . . . .    $  314,175   $  466,875       1.1%

                        4,300    Aluminum Co. of America. . . . . . . .       224,399      227,363       0.5

                       18,100    Comalco Ltd.. . . . . . . . . . . . .         65,166       97,041       0.2

                        7,700    Reynolds Metals Co.. . . . . . . . . .       349,628      436,013       1.0
                                                                         ------------ ------------ ---------
                                                                              953,368    1,227,292       2.8

---------------------------------------------------------------------------------------------------------------


CHEMICALS             100,000    Asahi Chemical Industry Co., Ltd.. . .       735,324      765,207       1.8

                       10,400    Dow Chemical Co.. . . . . . . . . . .        646,664      731,900       1.7

                       10,700    du Pont (E.I.) de Nemours & Co.. . . .       534,988      747,663       1.7
                                                                         ------------ ------------ ---------
                                                                            1,916,976    2,244,770       5.2

---------------------------------------------------------------------------------------------------------------


DIVERSIFIED RESOURCES  26,500    Canadian Pacific, Ltd.. . . . . . . .        415,534      480,312       1.1
COMPANIES
                       14,000    Coastal Corp.. . . . . . . . . . . . .       376,945      521,500       1.2

                       33,000    Cyprus Amax Minerals Co.. . . . . . .        921,470      862,125       2.0

                        3,999    Freeport-McMoran Inc.. . . . . . . . .        98,200      147,963       0.3

                       38,500    Norcen Energy Resources Ltd.. . . . .        600,603      578,502       1.4

                       20,000    Occidental Petroleum Corp.. . . . . .        391,200      427,500       1.0

                       44,600    RGC Ltd.. . . . . . . . . . . . . . .        170,568      222,203       0.5
                                                                         ------------ ------------ ---------
                                                                            2,974,520    3,240,105       7.5

---------------------------------------------------------------------------------------------------------------


GAS DISTRIBUTION/      12,100    Consolidated Natural Gas Co.. . . . .        586,109      549,037       1.3
TRANSMISSION

---------------------------------------------------------------------------------------------------------------


GOLD                   95,220   +Acacia Resources Ltd.. . . . . . . . .       163,669      171,350       0.4

                       17,000   +Amax Gold, Inc.. . . . . . . . . . . .       107,020      123,250       0.3


                      167,100   +Delta Gold N.L.. . . . . . . . . . . .       315,856      405,073       0.9

                       15,000    Driefontein Consolidated Ltd.. . . . .       229,000      190,355       0.5

                       52,000    Newcrest Mining Ltd.. . . . . . . . .        221,509      218,856       0.5

                       22,864    Newmont Mining Corp.. . . . . . . . .        914,907    1,034,596       2.4

                       45,000    Placer Dome Inc. (ADR)*. . . . . . . .     1,018,177    1,085,625       2.5

                       75,900    Sante Fe Pacific Gold Corp.. . . . . .     1,018,143      920,287       2.1
                                                                         ------------ ------------ ---------
                                                                            3,988,281    4,149,392       9.6

---------------------------------------------------------------------------------------------------------------


INTEGRATED OIL         10,500    Amoco Corp.. . . . . . . . . . . . . .       554,378      754,687       1.8
COMPANIES
                       10,600    British Petroleum Co. PLC (ADR)*. . .        808,886    1,082,525       2.5

                        2,200    Mobil Corp.. . . . . . . . . . . . . .       214,196      246,400       0.6

                        2,000    OMV AG. . . . . . . . . . . . . . . .        214,068      173,974       0.4

                       25,000    Petro-Canada (Installment Receipts). .       117,895      143,750       0.3

                       17,700    Phillips Petroleum Co.. . . . . . . .        517,938      604,012       1.4

                        3,000    Repsol S.A. (ADR)*. . . . . . . . . .         86,490       98,625       0.2

                        7,300    Repsol S.A. (Foreign). . . . . . . . .       210,174      239,320       0.5

                       11,000    Societe Nationale Elf Aquitaine (ADR)*       391,885      404,250       0.9

                       14,000    Total S.A. (Class B). . . . . . . . .        841,537      945,869       2.2

                       29,000    Unocal Corp. . . . . . . . . . . . . .       819,256      844,625       2.0

                       23,000    Yacimientos Petroliferos Fiscales S.A.
                                  (ADR)*. . . . . . . . . . . . . . . .       508,759      497,375       1.2
                                                                         ------------ ------------ ---------
                                                                            5,285,462    6,035,412      14.0

---------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)



                    SHARES                                                                   VALUE      PERCENT OF
INDUSTRY             HELD                      COMMON STOCKS                     COST      (NOTE 1A)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------



METALS & MINING      12,100    ASARCO Inc.. . . . . . . . . . . . . . . . .    $  341,486   $  387,200       0.9%

                     14,942    CRA Ltd.. . . . . . . . . . . . . . . . . .        179,473      219,329       0.5

                     26,900    Falconbridge Ltd. (Installment Receipts) (a)       217,391      234,140       0.5

                     16,841    Freeport-McMoran Copper & Gold Inc.. . . . .       366,388      473,653       1.1

                      1,200    Freeport-McMoran Copper & Gold Inc.
                               (Class A). . . . . . . . . . . . . . . . . .        27,601       33,600       0.1

                    283,000    M.I.M. Holdings Ltd.. . . . . . . . . . . .        618,436      391,416       0.9

                      4,700    Magma Copper Co.. . . . . . . . . . . . . .         77,543      131,012       0.3

                     91,000    Mitsubishi Materials Corp.. . . . . . . . .        461,572      471,571       1.1

                     38,000    Nippon Light Metal Co. Ltd.. . . . . . . . .       225,758      217,900       0.5

                     32,400    Noranda Inc.. . . . . . . . . . . . . . . .        600,505      667,925       1.5

                     25,500    Outokumpu OY. . . . . . . . . . . . . . . .        455,626      405,387       0.9
                              +
                      9,400    P.T. Tambang Timah (GDR)***++. . . . . . . .       115,742      109,322       0.3

                     10,000    Phelps Dodge Corp.. . . . . . . . . . . . .        556,143      622,500       1.5

                    108,000    QNI Ltd.. . . . . . . . . . . . . . . . . .        216,381      228,077       0.5

                     64,600    RTZ Corp. PLC (The). . . . . . . . . . . . .       837,147      938,547       2.2
                              +
                    300,000    Savage Resources Ltd.. . . . . . . . . . . .       228,385      207,464       0.5

                     56,000    Sumitomo Metal Mining Co. Ltd.. . . . . . .        467,299      503,371       1.2

                     34,000    Trelleborg 'B' Fria. . . . . . . . . . . . .       454,495      366,827       0.9

                    156,600    WMC Ltd.. . . . . . . . . . . . . . . . . .        914,727    1,006,109       2.3
                                                                             ------------ ------------ ---------
                                                                                7,362,098    7,615,350      17.7

-------------------------------------------------------------------------------------------------------------------


OIL & GAS PRODUCERS 151,300   +Ampolex Ltd.. . . . . . . . . . . . . . . .        461,392      330,770       0.8

                     10,500    Anadarko Petroleum Corp.. . . . . . . . . .        513,411      568,312       1.3

                     18,000    Apache Corp.. . . . . . . . . . . . . . . .        482,356      531,000       1.2

                     37,000   +Chauvco Resources Ltd.. . . . . . . . . . .        437,096      332,222       0.8

                     17,300    Enron Oil & Gas Co.. . . . . . . . . . . . .       370,478      415,200       1.0

                     78,100    Enterprise Oil PLC. . . . . . . . . . . . .        510,617      480,058       1.1

                      8,900    Louisiana Land and Exploration Co. (The). .        342,742      381,587       0.9

                     25,000    Mitchell Energy & Development Corp.
                               (Class B). . . . . . . . . . . . . . . . . .       437,442      468,750       1.1

                     13,000   +Oryx Energy Co.. . . . . . . . . . . . . . .       216,739      173,875       0.4

                     93,000    Ranger Oil Ltd.. . . . . . . . . . . . . . .       625,617      581,250       1.4

                     19,000    Sonat, Inc.. . . . . . . . . . . . . . . . .       614,630      676,875       1.6

                      3,300    Triton Energy Corp.. . . . . . . . . . . . .       109,905      189,337       0.4

                      9,800    Vastar Resources, Inc.. . . . . . . . . . .        268,604      311,150       0.7
                                                                             ------------ ------------ ---------
                                                                                5,391,029    5,440,386      12.7

-------------------------------------------------------------------------------------------------------------------


OIL SERVICE           8,000    Coflexip Stena Offshore, Inc. (ADR)*. . . .        172,000      150,000       0.4

                     15,600    IHC Caland N.V.. . . . . . . . . . . . . . .       345,620      526,007       1.2

                     11,400    Schlumberger Ltd.. . . . . . . . . . . . . .       693,409      789,450       1.8
                                                                             ------------ ------------ ---------
                                                                                1,211,029    1,465,457       3.4

-------------------------------------------------------------------------------------------------------------------


PAPER & FOREST       24,533    Aracruz Celulose S.A. (ADR)*. . . . . . . .        196,788      190,131       0.4
PRODUCTS
                     28,800    Avenor Inc.. . . . . . . . . . . . . . . . .       573,943      493,440       1.2

                     10,000    Georgia-Pacific Corp.. . . . . . . . . . . .       710,723      686,250       1.6

                     14,800    International Paper Co.. . . . . . . . . . .       497,368      560,550       1.3

                     11,700    Kimberly-Clark Corp.. . . . . . . . . . . .        299,588      968,175       2.3

                     11,500    Metsa-Serla OY 'B'. . . . . . . . . . . . .        499,397      355,045       0.8

                     11,300    Mo Och Domsjo AB Co.. . . . . . . . . . . .        492,512      482,549       1.1

                     20,000    Weyerhaeuser Co.. . . . . . . . . . . . . .        796,864      865,000       2.0

                      9,000    Willamette Industries, Inc.. . . . . . . . .       376,875      504,000       1.2
                                                                             ------------ ------------ ---------
                                                                                4,444,058    5,105,140      11.9

-------------------------------------------------------------------------------------------------------------------


PLANTATIONS          86,000    Golden Hope Plantations BHD. . . . . . . . .       158,974      143,644       0.3

                     60,000    Kuala Lumpur Kepong BHD. . . . . . . . . . .       120,553      190,270       0.5
                                                                             ------------ ------------ ---------
                                                                                  279,527      333,914       0.8

-------------------------------------------------------------------------------------------------------------------


REFINING             22,300    Total Petroleum (North America), Ltd. (ADR)*
                                                                                  328,442      217,425       0.5

-------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)



                          SHARES                                                                   VALUE            PERCENT OF
INDUSTRY                   HELD                     COMMON STOCKS                    COST        (NOTE 1A)          NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------



STEEL                       21,000    Allegheny Ludlum Corp.. . . . . . . . . .    $   493,494   $    388,500               0.9%

                            10,800    Koninklijke Nederlandsche Hoogovens en
                                       Staalfabrienken N.V.. . . . . . . . . .         460,210        362,135               0.8

                           213,000   +Nippon Steel Corp.. . . . . . . . . . . .        728,282        730,356               1.7

                           255,000   +Sumitomo Metal Industries, Ltd.. . . . .         820,271        773,102               1.8
                                                                                 ------------- --------------   ---------------
                                                                                     2,502,257      2,254,093               5.2

-----------------------------------------------------------------------------------------------------------------------------------


WOOD PRODUCTS               18,400    Louisiana-Pacific Corp.. . . . . . . . .         467,929        446,200               1.0

-----------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL COMMON STOCKS                           37,691,085     40,323,973              93.6

-----------------------------------------------------------------------------------------------------------------------------------




                         FACE
                        AMOUNT                  SHORT-TERM SECURITIES

-----------------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER** $    1,818,000     General Electric Capital Corp., 5.90% due
                                       1/02/1996. . . . . . . . . . . . . . . .      1,816,808      1,816,808               4.2

-----------------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT &                       Federal National Mortgage Association,
AGENCY OBLIGATIONS**    1,000,000      5.44% due 1/23/1996. . . . . . . . . . .        996,222        996,222               2.3

-----------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL SHORT-TERM SECURITIES                    2,813,030      2,813,030               6.5

-----------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL INVESTMENTS. . . . . . . . . . . .     $40,504,115     43,137,003         1    00.1
                                                                                 -------------
                                                                                 -------------



                                      LIABILITIES IN EXCESS OF OTHER ASSETS. .                        (34,652)             (0.1)
                                                                                               --------------   ---------------



                                      NET ASSETS. . . . . . . . . . . . . . . .                  $ 43,102,351             100.0%
                                                                                               --------------   ---------------
                                                                                               --------------   ---------------

-----------------------------------------------------------------------------------------------------------------------------------


* American Depositary Receipts (ADR).

**
 Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

*** Global Depositary Receipts (GDR).

+ Non-income producing security.

++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $109,000, representing 0.3% of net assets.








                                                                               VALUE
   ISSUE                                        ACQUISITION DATE    COST     (NOTE 1A)
---------------------------------------------------------------------------------------



   P.T. Tambang Timah (GDR). . . . . . . . . .     10/06/1995      $115,742   $ 109,322

---------------------------------------------------------------------------------------


   TOTAL                                                           $115,742   $ 109,322
                                                                 ---------- -----------
                                                                 ---------- -----------

---------------------------------------------------------------------------------------



(a) Receipts evidence payment by the Fund of 34% of the purchase price of common stock of Falconbridge Ltd. The Fund is obligated to pay the remaining 66%, approximately $375,000, over the next two years.

























See Notes to Financial Statements.
                                                                              77

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                         S&P     MOODY'S       FACE                                                              VALUE
INDUSTRY                 RATINGS RATINGS      AMOUNT           CORPORATE BONDS & NOTES              COST       (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------



BANKS & THRIFTS--4.3%    A       A          $ 1,000,000 BankAmerica Corp., 7.125% due
                                                         5/12/2005. . . . . . . . . . . . .      $   985,500   $  1,058,670

                         A-      A3           2,000,000 Golden West Financial Corp.,
                                                        9.15% due 5/23/1998. . . . . . . . .       2,271,480      2,152,800

                                                        NationsBank Corp.:

                         A       A2           2,000,000 7.50% due 2/15/1997. . . . . . . . .       1,998,280      2,041,240

                         A-      A3           6,500,000 10.50% due 3/15/1999. . . . . . . .        6,808,555      6,559,540

                         A-      A3           2,000,000 7.75% due 8/15/2015. . . . . . . . .       2,000,000      2,190,700

                                                        Wachovia Corp.:

                         AA+     Aa2          3,000,000 6.55% due 6/09/1997. . . . . . . . .       2,997,810      3,048,870

                         AA-     A1           4,000,000 6.80% due 6/01/2005. . . . . . . . .       3,936,200      4,176,240
                                                                                                 -----------    -----------
                                                                                                  20,997,825     21,228,060

---------------------------------------------------------------------------------------------------------------------------


FINANCIAL SERVICES--                                    Chrysler Finance Corp.:
CAPTIVE--3.9%
                         A-      A3           1,000,000  7.13% due 9/30/1996. . . . . . . .          985,130      1,010,680

                         A-      A3           6,500,000  10.95% due 8/01/2017. . . . . . . .       7,380,520      7,293,520

                                                        General Motors Acceptance Corp.:

                         BBB+    A3           3,000,000 7.125% due 5/11/1998. . . . . . . .        3,033,840      3,097,590

                         BBB+    A3           7,500,000 7.40% due 9/01/2025. . . . . . . . .       7,439,550      8,001,900
                                                                                                  ----------    -----------

                                                                                                  18,839,040     19,403,690

---------------------------------------------------------------------------------------------------------------------------


FINANCIAL SERVICES--     A+      A1           2,000,000 American General Finance Corp.,
CONSUMER--6.2%                                          8.50% due 8/15/1998. . . . . . . . .       2,278,920      2,138,040

                                                        Associates Corp. of North America:

                         AA-     Aa3          5,000,000  8.375% due 1/15/1998. . . . . . . .       5,016,100      5,269,050

                         AA-     Aa3          1,500,000  5.25% due 9/01/1998. . . . . . . .        1,454,385      1,486,800

                         AA-     Aa3          1,000,000  7.25% due 9/01/1999. . . . . . . .          987,620      1,047,740

                         A       A2          10,000,000 Beneficial Corp., 5.41% due
                                                        10/14/1997. . . . . . . . . . . . .       10,000,000      9,954,590


                         A+      Aa3          3,000,000 CIT Group Holdings, Inc., 7.625% due
                                                         12/05/1996. . . . . . . . . . . . .       2,990,340      3,056,508

                                                        Commercial Credit Co.:

                         A+      A1           3,250,000  10.00% due 5/01/1999. . . . . . . .       3,626,350      3,660,962

                         A+      A1           3,000,000  6.70% due 8/01/1999. . . . . . . .        3,022,580      3,087,720

                         A+      A2           1,000,000 Transamerica Financial Corp., 6.80%
                                                         due 3/15/1999. . . . . . . . . . .          999,730      1,030,810
                                                                                                 ----------- --------------
                                                                                                  30,376,025     30,732,220

---------------------------------------------------------------------------------------------------------------------------


FINANCIAL SERVICES--     A       A2          10,000,000 Bear Stearns Companies Inc. (The),
OTHER--11.7%                                             6.75% due 8/15/2000. . . . . . . .        9,936,500     10,283,900

                                                        Dean Witter, Discover & Co.:

                         A       A2           3,500,000  6.75% due 8/15/2000. . . . . . . .        3,486,805      3,623,550

                         A       A2           4,000,000  6.50% due 11/01/2005. . . . . . . .       3,953,800      4,041,600

                         A       A2           2,250,000  6.75% due 10/15/2013. . . . . . . .       2,207,925      2,236,387

                         A+      A2           2,000,000 Dillard Investment Co., 9.25% due
                                                         2/01/2001. . . . . . . . . . . . .        2,354,230      2,272,400

                                                        General Electric Capital Corp.:

                         AAA     Aaa          3,000,000  14.00% due 7/01/1996. . . . . . . .       3,405,570      3,121,710

                         AAA     Aaa          3,500,000  8.125% due 5/15/2012. . . . . . . .       3,553,725      4,087,685

                         A       A3          10,000,000 Lehman Brothers Holdings, Inc.,
                                                         7.375% due 8/15/1997. . . . . . . .       9,987,000     10,216,600

                                                        PaineWebber Group, Inc.:

                         BBB+    Baa1         3,000,000  9.25% due 12/15/2001. . . . . . . .       3,501,570      3,394,080

                         BBB+    Baa1         2,000,000  8.875% due 3/15/2005. . . . . . . .       2,012,540      2,276,400

                         A-      A3           6,000,000 Smith Barney Holdings, Inc., 6.50%
                                                         due 10/15/2002. . . . . . . . . . .       5,972,240      6,104,340

                                                        Travelers Corp. (The):

                         A+      A2           1,000,000  9.50% due 3/01/2002. . . . . . . .        1,084,200      1,172,490

                         A+      A2           4,000,000  7.875% due 5/15/2025. . . . . . . .       3,997,680      4,477,800
                                                                                                 ----------- --------------
                                                                                                  55,453,785     57,308,942


---------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)



                        S&P     MOODY'S       FACE                                                               VALUE
INDUSTRY                RATINGS RATINGS      AMOUNT           CORPORATE BONDS & NOTES               COST       (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------



FOREIGN*--11.5%         A+      Aa2        $6,500,000  ABN AMRO Bank, 7.25% due
                                                       5/31/2005 (1). . . . . . . . . . . .      $ 6,651,015   $  6,978,270

                        AA-     A1          4,000,000  Aegon N.V., 8.00% due 8/15/2006 (1).        3,963,480      4,528,640

                                                       CRA Finance Ltd. (3):

                        A+      A2          6,500,000   6.50% due 12/01/2003. . . . . . . .        6,509,920      6,589,830

                        A+      A2          3,000,000   7.125% due 12/01/2013. . . . . . . .       2,982,600      3,087,240

                        AAA     Aaa         2,000,000  Export-Import Bank of Japan, 8.35% due
                                                        12/01/1999 (1). . . . . . . . . . .        2,113,320      2,189,940

                                                       Metropolis of Tokyo (Japan) (2):

                        AAA     Aaa         3,000,000   8.70% due 10/05/1999. . . . . . . .        3,469,410      3,305,670

                        AAA     Aaa           250,000   9.25% due 11/08/2000. . . . . . . .          268,428        287,090

                        A+      A1          1,000,000+ Petronas Corp., 6.875% due 7/01/2003
                                                        (4). . . . . . . . . . . . . . . . .         986,480      1,037,270

                        A+      A2          4,500,000  Pohang Iron & Steel Co., Ltd., 7.375%
                                                        due 5/15/2005 (3). . . . . . . . . .       4,581,720      4,780,755

                        AA-     Aa3         6,000,000  Province of Ontario (Canada), 7.75%
                                                        due 6/04/2002 (2). . . . . . . . . .       5,854,440      6,532,020

                                                       Province of Quebec (Canada) (2):

                        A+      A2          3,500,000   8.80% due 4/15/2003. . . . . . . . .       3,944,780      4,007,535

                        A+      A2          6,500,000   7.125% due 2/09/2024. . . . . . . .        5,283,240      6,536,595

                        AA      A1          7,000,000  Republic of Italy, 6.875% due
                                                        9/27/2023 (2). . . . . . . . . . . .       6,487,690      6,835,850
                                                                                                 ----------- --------------
                                                                                                  53,096,523     56,696,705

---------------------------------------------------------------------------------------------------------------------------


INDUSTRIAL--CONSUMER    A-      A2          2,000,000  American Home Products Corp., 7.90%
GOODS--12.3%                                            due 2/15/2005. . . . . . . . . . . .       1,996,100      2,249,480

                                                       Anheuser-Busch Cos., Inc.:

                        AA-     A1          2,500,000   8.75% due 12/01/1999. . . . . . . .        2,839,090      2,765,700

                        AA-     A1          5,000,000   7.375% due 7/01/2023. . . . . . . .        5,127,300      5,292,250

                        A+      A1          2,500,000  Bass America, Inc., 8.125% due
                                                        3/31/2002. . . . . . . . . . . . . .       2,668,930      2,784,350

                                                       Dillard Department Stores, Inc.:

                        A+      A2          5,000,000   7.375% due 6/15/1999. . . . . . . .        5,305,840      5,224,500

                        A+      A2          3,000,000   9.125% due 8/01/2011. . . . . . . .        3,240,150      3,740,850

                                                       Grand Metropolitan Investment Corp.:

                        A+      A2          5,500,000   6.50% due 9/15/1999. . . . . . . . .       5,615,810      5,624,905

                        A+      A2          1,000,000   8.625% due 8/15/2001. . . . . . . .        1,049,910      1,127,530

                        AAA     Aaa         3,000,000  Johnson & Johnson Co., 8.72% due
                                                        11/01/2024. . . . . . . . . . . . .        3,000,000      3,488,190

                        A+      A1          2,000,000  Kimberly-Clark Corporation, 7.875% due
                                                        2/01/2023. . . . . . . . . . . . . .       2,033,960      2,185,680

                        A       A2          2,000,000  May Department Stores Company (The),
                                                        10.625% due 11/01/2010. . . . . . .        2,419,800      2,771,340

                        A       A1          1,000,000  PepsiCo., Inc., 6.125% due 1/15/1998.         993,060      1,010,210

                                                       Philip Morris Companies, Inc.:

                        A       A2          4,000,000  9.00% due 1/01/2001. . . . . . . . .        4,071,540      4,503,920

                        A       A2          5,500,000  7.25% due 1/15/2003. . . . . . . . .        5,537,840      5,811,300

                        AA      Aa1         4,000,000  Wal-Mart Stores, Inc., 8.50% due
                                                        9/15/2024. . . . . . . . . . . . . .       3,926,560      4,616,960

                        A       A2          5,000,000  Weyerhaeuser Co., 7.95% due
                                                       3/15/2025. . . . . . . . . . . . . .        4,945,200      5,811,800
                                                                                                 ----------- --------------
                                                                                                  54,771,090     59,008,965

---------------------------------------------------------------------------------------------------------------------------


INDUSTRIAL--ENERGY--                                   BP America Inc.:
2.3%
                        AA-     A1          2,000,000   9.375% due 11/01/2000. . . . . . . .       2,204,960      2,299,720

                        AA-     A1          4,000,000   8.50% due 4/15/2001. . . . . . . . .       4,176,000      4,480,440

                                                       Texaco Capital Inc.:

                        A+      A1          1,500,000   9.00% due 12/15/1999. . . . . . . .        1,731,670      1,667,265

                        A+      A1          1,000,000   8.875% due 2/15/2021. . . . . . . .          999,860      1,291,940

                        A+      A1          1,000,000   8.625% due 11/15/2031. . . . . . . .       1,045,390      1,258,850
                                                                                                 ----------- --------------
                                                                                                  10,157,880     10,998,215

---------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)




                             S&P     MOODY'S       FACE                                                                  VALUE
INDUSTRY                     RATINGS RATINGS      AMOUNT            CORPORATE BONDS & NOTES                COST        (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------------------



INDUSTRIAL--OTHER--9.5%      A       A3         $4,000,000  Alco Standard Corporation, 6.75% due
                                                             12/01/2025. . . . . . . . . . . . . .     $  3,939,200   $   3,961,008

                             AA-     Aa2         2,000,000  Archer-Daniels-Midland Co., 8.125% due
                                                             6/01/2012. . . . . . . . . . . . . .         2,125,020       2,298,800

                             AA-     Aa3         2,500,000  Capital Cities/ABC, Inc., 8.75% due
                                                             8/15/2021. . . . . . . . . . . . . .         2,711,750       3,123,975

                             A-      A3          4,000,000  Carnival Cruise Lines, Inc., 7.70% due
                                                             7/15/2004. . . . . . . . . . . . . .         4,208,480       4,317,360

                             AA-     Aa3         5,950,000  du Pont (E.I.) de Nemours & Co., 8.25%
                                                             due 1/15/2022. . . . . . . . . . . .         6,188,164       6,558,923

                             A       A1          7,000,000+ Electronic Data Systems Corp., 6.85%
                                                             due 5/15/2000. . . . . . . . . . . .         6,994,470       7,271,250

                                                            Ford Motor Credit Co.:

                             A+      A1          3,000,000   6.25% due 11/08/2000. . . . . . . . .        2,990,100       3,040,770

                             A+      A1          2,500,000   7.75% due 3/15/2005. . . . . . . . .         2,497,725       2,754,475

                             A+      A1          2,000,000   9.50% due 6/01/2010. . . . . . . . .         2,217,880       2,490,000

                             AA      Aa2         5,890,000  Kaiser Foundation Hospital, 9.55% due
                                                             7/15/2005. . . . . . . . . . . . . .         6,625,366       7,282,043

                             BBB+    Aa3         3,000,000  Philips Electronics N.V., 7.75% due
                                                             5/15/2025. . . . . . . . . . . . . .         2,989,830       3,332,970
                                                                                                       ------------ ---------------
                                                                                                         43,487,985      46,431,574

-----------------------------------------------------------------------------------------------------------------------------------



SUPRANATIONAL--2.5%                                         Asian Development Bank:

                             AAA     Aaa         1,000,000  10.75% due 6/01/1997. . . . . . . . .         1,084,890       1,069,290

                             AAA     Aaa         4,000,000  6.125% due 3/09/2004. . . . . . . . .         3,962,320       4,017,600

                                                            Inter-American Development Bank Co.:

                             AAA     Aaa         2,000,000   8.875% due 6/01/2009. . . . . . . . .        2,481,700       2,551,360

                             AAA     Aaa         4,000,000   8.50% due 3/15/2011. . . . . . . . .         4,910,200       4,861,840
                                                                                                       ------------ ---------------
                                                                                                         12,439,110      12,500,090

-----------------------------------------------------------------------------------------------------------------------------------


TRANSPORTATION               AA      A1          9,500,000  Boeing Co., 6.35% due
SERVICES--3.9%                                              6/15/2003. . . . . . . . . . . . . . .        8,549,905       9,673,850

                                                            Southwest Airlines, Inc.:

                             A-      Baa1        3,500,000   9.40% due 7/01/2001. . . . . . . . .         4,021,990       4,025,175

                             A-      Baa1        4,000,000   8.00% due 3/01/2005. . . . . . . . .         3,980,450       4,451,200

                             A-      Baa1        1,000,000   7.875% due 9/01/2007. . . . . . . . .          992,600       1,089,000
                                                                                                       ------------ ---------------
                                                                                                         17,544,945      19,239,225

-----------------------------------------------------------------------------------------------------------------------------------


UTILITIES--                  AA      Aa3         4,000,000  AT&T Corp., 8.35% due 1/15/2025. . . .        3,929,080       4,575,800

COMMUNICATIONS--3.2%

                             AAA     Aaa         3,500,000  BellSouth Corp., 7.00% due 10/01/2025.
                                                                                                          3,467,380       3,720,010
                                                            GTE Corp.:

                                                             8.85% due 3/01/1998. . . . . . . . .
                             BBB+    Baa1        1,000,000                                                1,143,360       1,066,150
                                                             9.10% due 6/01/2003. . . . . . . . .
                             BBB+    Baa1        1,000,000                                                1,221,680       1,162,710
                                                            Southwestern Bell Telecommunications
                             A+      A1          1,000,000   Corp., 6.125% due 3/01/2000. . . . .
                                                                                                          1,005,000       1,015,590
                                                            US West Communications, 7.25% due
                             AA-     Aa3         4,000,000   9/15/2025. . . . . . . . . . . . . .
                                                                                                          3,993,200       4,304,360
                                                                                                       ------------ ---------------
                                                                                                         14,759,700      15,844,620

-----------------------------------------------------------------------------------------------------------------------------------


UTILITIES--ELECTRIC--3.9%    AA-     Aa2         7,000,000  Duke Power Co., 8.00% due
                                                            11/01/1999. . . . . . . . . . . . . .         6,966,520       7,546,770

                             A       A2          3,000,000  Georgia Power Co., 6.125% due
                                                            9/01/1999. . . . . . . . . . . . . . .        2,892,720       3,032,670

                             A       A2          7,500,000  Virginia Electric & Power Co., 8.625%
                                                             due 10/01/2024. . . . . . . . . . . .        7,416,540       8,746,215
                                                                                                       ------------ ---------------
                                                                                                         17,275,780      19,325,655

-----------------------------------------------------------------------------------------------------------------------------------


UTILITIES--GAS--1.6%         AA-     A1          7,000,000  Consolidated Natural Gas Co., 8.75% due
                                                             6/01/1999. . . . . . . . . . . . . .         7,448,861       7,634,060

-----------------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL CORPORATE BONDS & NOTES-- 76.8%
                                                                                                        356,648,549     376,352,021

-----------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)




                        S&P     MOODY'S       FACE                                                                      VALUE
                        RATINGS RATINGS      AMOUNT        US GOVERNMENT & AGENCY OBLIGATIONS           COST          (NOTE 1A)



US GOVERNMENT AGENCY    AAA     Aaa        $ 5,000,000 Federal Home Loan Bank, 5.96% due
OBLIGATIONS--2.5%                                       5/06/1996. . . . . . . . . . . . . . .      $   4,980,500    $    5,003,495

                        AAA     Aaa          7,000,000 Federal National Mortgage Association,
                                                        7.85% due 9/10/2004. . . . . . . . . .          6,925,569         7,445,130
                                                                                                   -------------- -----------------
                                                                                                       11,906,069        12,448,625

-----------------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT                                          US Treasury Notes & Bonds:
OBLIGATIONS--13.3%
                        AAA     Aaa          2,500,000  7.75% due 12/31/1999. . . . . . . . .           2,669,922         2,712,900

                        AAA     Aaa         10,000,000  5.875% due 6/30/2000. . . . . . . . .          10,008,100        10,203,100

                        AAA     Aaa          2,500,000  8.75% due 8/15/2000. . . . . . . . . .          2,976,172         2,839,450

                        AAA     Aaa          7,000,000  6.375% due 8/15/2002. . . . . . . . .           6,734,033         7,340,130

                        AAA     Aaa         11,000,000  6.50% due 5/15/2005. . . . . . . . . .         10,668,276        11,703,010

                        AAA     Aaa          1,000,000  5.875% due 11/15/2005. . . . . . . . .          1,015,156         1,022,500

                        AAA     Aaa         10,500,000  8.875% due 8/15/2017. . . . . . . . .          11,899,219        14,063,385

                        AAA     Aaa         12,000,000  7.625% due 2/15/2025. . . . . . . . .          14,101,562        14,673,720
                                                                                                   -------------- -----------------
                                                                                                       60,072,440        64,558,195

-----------------------------------------------------------------------------------------------------------------------------------


                                                       TOTAL US GOVERNMENT & AGENCY
                                                       OBLIGATIONS--15.8%                              71,978,509        77,006,820

-----------------------------------------------------------------------------------------------------------------------------------


                                                                SHORT-TERM SECURITIES

-----------------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER**--                         5,000,000 General Electric Capital Corp., 5.90%
1.0%                                                    due 1/03/1996. . . . . . . . . . . . .          4,995,903         4,995,903

-----------------------------------------------------------------------------------------------------------------------------------


REPURCHASE                                  22,531,000 Morgan Stanley Group, Inc., purchased on
AGREEMENT***--4.6%                                      12/29/1995 to yield 5.87% to 1/02/1996
                                                                                                       22,531,000        22,531,000

-----------------------------------------------------------------------------------------------------------------------------------


                                                       TOTAL SHORT-TERM SECURITIES--5.6%               27,526,903        27,526,903

-----------------------------------------------------------------------------------------------------------------------------------


                                                       TOTAL INVESTMENTS--98.2%. . . . . . . .      $ 456,153,961       480,885,744
                                                                                                   --------------
                                                       OTHER ASSETS LESS LIABILITIES--             --------------
                                                       1.8%. . . . . . . . . . . . . . . . . .                            8,952,224
                                                                                                                  -----------------
                                                       NET ASSETS--100.0%. . . . . . . . . . .
                                                                                                                     $  489,837,968
                                                                                                                  -----------------
                                                                                                                  -----------------

-----------------------------------------------------------------------------------------------------------------------------------


*Corresponding industry groups for foreign securities, which are denominated in US dollars.
     (1) Financial Institution
 (2) Government Entity
(3)  Industrial Mining and Metals
(4)  Industrial Energy

**Commercial Paper is traded on a discount basis. The interest rate shown is the discount rate paid at the time of purchase by the
   Fund.

***Repurchase Agreements are fully collateralized by US Government and Agency Obligations.

+Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $8,309,000, representing 1.7% of net assets.








ISSUE                                                  ACQUISITION                   VALUE
-------------------------------------------------------   DATE    ----  COST   ----(NOTE 1A)
                                                       -----------    ---------    ----------


Petronas Corp., 6.875% due 7/01/2003. . . . . . .       8/10/1995    $  986,480   $ 1,037,270


Electronic Data Systems Corp., 6.85% due 5/15/2000      5/26/1995     6,994,470     7,271,250
---------------------------------------------------------------------------------------------


                                                                   $  7,980,950 $   8,308,520
                                                                   ------------ -------------
TOTAL                                                              ------------ -------------
---------------------------------------------------------------------------------------------




Ratings of issues shown have not been audited by Deloitte & Touche LLP.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995


                        SHARES                                                               VALUE       PERCENT OF
                         HELD                                                              (NOTE 1A)     NET ASSETS
INDUSTRY                                     STOCKS & WARRANTS                 COST
--------------------------------------------------------------------------------------------------------------------



AEROSPACE               215,000    Boeing Co.. . . . . . . . . . . . . .    $ 13,710,875   $ 16,850,625       2.6%

                        220,000    United Technologies Corp.. . . . . .       17,602,167     20,872,500       3.2
                                                                          -------------- --------------     -----
                                                                              31,313,042     37,723,125       5.8

--------------------------------------------------------------------------------------------------------------------


ALUMINUM                215,000    Aluminum Co. of America. . . . . . .       11,993,522     11,368,125       1.8

--------------------------------------------------------------------------------------------------------------------


APPLIANCES              120,000    Whirlpool Corporation.. . . . . . . .       6,541,272      6,390,000       1.0

--------------------------------------------------------------------------------------------------------------------


AUTO & TRUCK            520,000    Ford Motor Co.. . . . . . . . . . . .      15,558,788     15,080,000       2.3

--------------------------------------------------------------------------------------------------------------------


AUTOMOBILE PARTS--       85,000    Magna International, Inc. (Class A).        3,105,362      3,676,250       0.6
ORIGINAL EQUIPMENT

--------------------------------------------------------------------------------------------------------------------


BANKING                 425,000    Bank of New York, Inc.. . . . . . . .      14,242,811     20,718,750       3.2

                         60,000    Bank of New York, Inc. (Warrants) (b)         433,750      2,167,500       0.3
                                                                          -------------- --------------     -----
                                                                              14,676,561     22,886,250       3.5

--------------------------------------------------------------------------------------------------------------------


CHEMICALS               120,000    Eastman Chemical Co.. . . . . . . . .       7,251,299      7,515,000       1.2

--------------------------------------------------------------------------------------------------------------------


COMMUNICATION EQUIPMENT  75,000   +ADC Telecommunications, Inc.. . . . .       3,014,376      2,718,750       0.4

--------------------------------------------------------------------------------------------------------------------


COMPUTER SERVICES       425,000    General Motors Corp. (Class E). . . .      17,936,810     22,100,000       3.4

--------------------------------------------------------------------------------------------------------------------


ELECTRONICS/INSTRUMENTS 255,800    Corning Inc.. . . . . . . . . . . . .       7,062,592      8,185,600       1.3

                        130,000    Texas Instruments, Inc.. . . . . . .        9,342,810      6,727,500       1.0
                                                                          -------------- --------------     -----
                                                                              16,405,402     14,913,100       2.3

--------------------------------------------------------------------------------------------------------------------


ENVIRONMENTAL CONTROL   800,000    Wheelabrator Technologies, Inc.. . .       13,684,829     13,400,000       2.1

--------------------------------------------------------------------------------------------------------------------


FOREIGN--HONG KONG      300,000    Hong Kong Telecommunications
                                   Limited (ADR) (a) (3). . . . . . . .        5,342,920      5,325,000       0.8


--------------------------------------------------------------------------------------------------------------------


FOREIGN--NETHERLANDS     80,000    Royal Dutch Petroleum Co., N.V.
                                   (ADR) (a) (1). . . . . . . . . . . .       10,690,414     11,290,000       1.8
                        400,000
                                   Singer Co., N.V. (c) (4). . . . . . .      13,220,178     11,150,000       1.7
                                                                          -------------- --------------     -----
                                                                              23,910,592     22,440,000       3.5

--------------------------------------------------------------------------------------------------------------------


FOREIGN--SWITZERLAND    160,000    Sandoz AG (ADR) (a) (2). . . . . . .        6,973,917      7,300,000       1.1

--------------------------------------------------------------------------------------------------------------------


HARDWARE PRODUCTS       120,100    Stanley Works Co. (The). . . . . . .        5,965,108      6,185,150       1.0

--------------------------------------------------------------------------------------------------------------------

                                                                                             13,687,500       2.1
HEALTHCARE              500,000   +Humana Inc.. . . . . . . . . . . . .       10,288,989

--------------------------------------------------------------------------------------------------------------------


INSURANCE               240,000    Aetna Life & Casualty Co.. . . . . .       14,392,691     16,620,000       2.6

                        290,000    Allstate Corp.. . . . . . . . . . . .       9,515,583     11,926,250       1.9

                        100,000    National Re Corp.. . . . . . . . . .        2,890,779      3,800,000       0.6
                                                                          -------------- --------------     -----
                                                                              26,799,053     32,346,250       5.1


--------------------------------------------------------------------------------------------------------------------


NATURAL GAS              93,000    Enron Corp.. . . . . . . . . . . . .        3,515,656      3,545,625       0.6

--------------------------------------------------------------------------------------------------------------------


OIL SERVICE             350,000    Dresser Industries, Inc.. . . . . . .       8,202,968      8,531,250       1.3

--------------------------------------------------------------------------------------------------------------------


PETROLEUM               124,000    Pennzoil Co.. . . . . . . . . . . . .       4,904,735      5,239,000       0.8

--------------------------------------------------------------------------------------------------------------------


PHARMACEUTICALS         300,000    Abbott Laboratories. . . . . . . . .       12,284,595     12,525,000       1.9


                        255,000    Merck & Co., Inc.. . . . . . . . . .       15,352,870     16,766,250       2.6
                                                                          -------------- --------------     -----
                                                                              27,637,465     29,291,250       4.5

--------------------------------------------------------------------------------------------------------------------


PHOTOGRAPHY             275,000    Eastman Kodak Co.. . . . . . . . . .       15,238,527     18,425,000       2.9

--------------------------------------------------------------------------------------------------------------------


RETAIL                  385,000    Sears, Roebuck & Co.. . . . . . . . .      13,882,526     15,015,000       2.3

--------------------------------------------------------------------------------------------------------------------





SCIENTIFIC INSTRUMENTS  167,700    Fisher Scientific Intl Inc... . . . .       5,485,059      5,596,987       0.9

--------------------------------------------------------------------------------------------------------------------


TELECOMMUNICATIONS      230,000    AT&T Corp. . . . . . . . . . . . . .       15,125,009     14,892,500       2.3

--------------------------------------------------------------------------------------------------------------------


                                   TOTAL STOCKS & WARRANTS                   314,753,787    345,591,112      53.6

--------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)



                        FACE                                                                      VALUE      PERCENT OF
                       AMOUNT                 SHORT-TERM SECURITIES                COST         (NOTE 1A)    NET ASSETS

-------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER*    $28,000,000     Corporate Asset Funding Co. Inc., 5.67%
                                      due 1/09/1996. . . . . . . . . . . .     $ 27,951,490   $ 27,951,490         4.3%

                      15,000,000     Ford Motor Credit Co., 5.76% due
                                      1/04/1996. . . . . . . . . . . . . .       14,985,600     14,985,600         2.3

                      30,387,000     General Electric Capital Corp., 5.90%
                                      due 1/02/1996. . . . . . . . . . . .       30,367,080     30,367,080         4.7

                      10,000,000     Matterhorn Capital Corp., 5.75% due
                                      1/03/1996. . . . . . . . . . . . . .        9,992,014      9,992,014         1.6
                                                                                -----------    -----------      ------
                                                                                 83,296,184     83,296,184        12.9

-------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT &
AGENCY OBLIGATIONS*
                                     Federal Home Loan Mortgage Corporation:

                      40,000,000     5.62% due 1/16/1996. . . . . . . . . .      39,887,600     39,887,600         6.2


                      70,000,000     5.43% due 1/22/1996. . . . . . . . . .      69,746,600     69,746,600        10.8

                                     Federal National Mortgage Association:

                      49,000,000     5.65% due 1/19/1996. . . . . . . . . .      48,838,504     48,838,504         7.6

                      20,000,000     5.67% due 1/19/1996. . . . . . . . . .      19,933,850     19,933,850         3.1

                      40,000,000     5.45% due 2/02/1996. . . . . . . . . .      39,788,056     39,788,056         6.2
                                                                                -----------    -----------      ------
                                                                                218,194,610    218,194,610        33.9

-------------------------------------------------------------------------------------------------------------------------


                                     TOTAL SHORT-TERM SECURITIES                301,490,794    301,490,794        46.8

-------------------------------------------------------------------------------------------------------------------------


                                     TOTAL INVESTMENTS. . . . . . . . . . .    $616,244,581    647,081,906       100.4
                                                                             --------------
                                                                             --------------



                                     LIABILITIES IN EXCESS OF OTHER ASSETS.                     (2,531,305)       (0.4)
                                                                                               -----------      ------



                                     NET ASSETS. . . . . . . . . . . . . .                    $644,550,601       100.0%
                                                                                            --------------      ------
                                                                                            --------------      ------

-------------------------------------------------------------------------------------------------------------------------



(a) American Depositary Receipts (ADR).

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Consistent with general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investment made, or services performed in the country, or in which at least 50% of the assets of the issuers are situated.

* Commercial Paper and certain US Government & Agency Obligations trade on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

Corresponding industry groups for foreign securities:




(1) Petroleum


(2) Pharmaceuticals


(3) Telecommunications


(4) Appliances





































See Notes to Financial Statements.
                                                                              83

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995



                               FACE                                                  INTEREST   MATURITY       VALUE
                              AMOUNT                     ISSUE                         RATE*      DATE       (NOTE 1A)



CERTIFICATE OF DEPOSIT--    $  500,000 Abbey National PLC. . . . . . . . . . .       6.54   %    4/09/96    $   501,056
EUROPEAN--2.0%


-----------------------------------------------------------------------------------------------------------------------


                                       TOTAL CERTIFICATE OF DEPOSIT/EUROPEAN (COST--$500,013)                   501,056

-----------------------------------------------------------------------------------------------------------------------


COMMERCIAL                     500,000 Abbey National PLC. . . . . . . . . . .       5.44        5/30/96        488,567

PAPER--26.8%

                               300,000 American Express Credit Corp.. . . . . .      5.62        4/11/96        295,251

                               500,000 CXC Inc.. . . . . . . . . . . . . . . .       5.75        1/19/96        498,314

                               748,000 Ford Motor Credit Co.. . . . . . . . . .      5.62        3/27/96        737,829

                             1,200,000 General Motors Acceptance Corp.. . . . .      5.80        2/01/96      1,193,427

                             1,000,000 Kingdom of Sweden. . . . . . . . . . . .      5.60        3/11/96        988,847

                               698,000 Korea Development Bank. . . . . . . . .       5.68        2/20/96        692,163

                               887,000 McKenna Triangle National Corp.. . . . .      5.74        1/16/96        884,437

                               500,000 National Australia Funding (Delaware). .      5.44        5/29/96        488,642

                               285,000 Premium Funding, Inc.. . . . . . . . . .      5.78        1/16/96        284,176

                               300,000 Svenska Handelsbanken, Inc.. . . . . . .      5.71        1/31/96        298,405

-----------------------------------------------------------------------------------------------------------------------


                                       TOTAL COMMERCIAL PAPER (COST--$6,849,309)                              6,850,058

-----------------------------------------------------------------------------------------------------------------------


CORPORATE NOTES--7.1%        1,000,000 Beta Finance Inc.+. . . . . . . . . . .       5.88        9/16/96      1,000,000

                               500,000 Morgan (J.P.) & Company, Inc.+. . . . .       5.92        7/17/96        499,813

                               325,000 SMM Trust+. . . . . . . . . . . . . . .       5.8325      6/14/96        325,000

-----------------------------------------------------------------------------------------------------------------------


                                       TOTAL CORPORATE NOTES--INT BEARING
                                       (COST--$1,824,813)                                                     1,824,813

-----------------------------------------------------------------------------------------------------------------------


MASTER NOTES--3.9%           1,000,000 Goldman Sachs Group L.P.+. . . . . . . .      5.85        2/14/96      1,000,000

-----------------------------------------------------------------------------------------------------------------------


                                       TOTAL MASTER NOTES (COST--$1,000,000)                                  1,000,000

-----------------------------------------------------------------------------------------------------------------------


MEDIUM-TERM                    500,000 Federal National Mortgage Association+..      6.46        3/27/96        501,133

NOTES--2.9%

                               250,000 General Electric Capital Corp.. . . . .       7.625       7/30/96        252,948


-----------------------------------------------------------------------------------------------------------------------


                                       TOTAL MEDIUM-TERM NOTES (COST--$752,560)                                 754,081

-----------------------------------------------------------------------------------------------------------------------


US GOVERNMENT, AGENCY          190,000 Federal Farm Credit Bank. . . . . . . .      5.56         3/20/96        187,685

& INSTRUMENTALITY

OBLIGATIONS--                  130,000 Federal Home Loan Bank.. . . . . . . . .     6.18         3/07/96        128,667

DISCOUNT--26.0%

                               270,000 Federal Home Loan Bank.. . . . . . . . .     5.48         4/09/96        265,961

                               170,000 Federal Home Loan Bank.. . . . . . . . .     5.58         4/10/96        167,432

                               270,000 Federal Home Loan Bank.. . . . . . . . .     5.58         4/11/96        265,882

                               165,000 Federal Home Loan Bank.. . . . . . . . .     5.43         7/12/96        160,418

                               312,000 Federal Home Loan Mortgage Corporation.      6.44         2/09/96        309,976

                               170,000 Federal National Mortgage Association. .     5.60         3/06/96        168,282

                               390,000 Federal National Mortgage Association. .     5.41         3/28/96        384,784

                               450,000 Federal National Mortgage Association. .     5.38         4/02/96        443,730

                                70,000 Federal National Mortgage Association. .     5.47         4/02/96         69,024

                               450,000 Federal National Mortgage Association. .     5.44         4/05/96        443,532

                               300,000 Federal National Mortgage Association. .     5.59         4/05/96        295,688

                               220,000 Federal National Mortgage Association. .     5.57         4/12/96        216,612

                               475,000 Federal National Mortgage Association. .     5.44         4/16/96        467,406

                               120,000 Federal National Mortgage Association. .     5.44         4/22/96        117,976

                               155,000 Federal National Mortgage Association. .     5.47         5/03/96        152,179

                               350,000 Federal National Mortgage Association. .     5.45         5/09/96        343,327

                               450,000 Federal National Mortgage Association. .     5.21         9/05/96        434,062

                               315,000 US Treasury Bills. . . . . . . . . . . .     5.30         1/11/96        314,396

                               300,000 US Treasury Bills. . . . . . . . . . . .     6.815        1/11/96        299,425

                               500,000 US Treasury Bills. . . . . . . . . . . .     6.59         2/08/96        496,962

                               500,000 US Treasury Bills. . . . . . . . . . . .     6.605        2/08/96        496,962

-----------------------------------------------------------------------------------------------------------------------


                                       TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                                                                                              6,630,368
                                       OBLIGATIONS--DISCOUNT (COST--$6,625,227)

-----------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED)



                            FACE                                                 INTEREST  MATURITY       VALUE
                           AMOUNT                    ISSUE                        RATE*      DATE       (NOTE 1A)



US GOVERNMENT, AGENCY    $  150,000 Federal Farm Credit Bank+. . . . . . .       6.11 %     8/19/96    $   149,941
& INSTRUMENTALITY

OBLIGATIONS--               500,000 Federal Home Loan Mortgage Corporation+      6.84       2/28/96        500,918

NON-DISCOUNT--32.6%

                          1,000,000 Federal National Mortgage Association+.      6.35       2/14/97      1,004,751

                          1,000,000 Federal National Mortgage Association+.      6.08       5/13/96      1,000,000

                          1,000,000 Federal National Mortgage Association+.      5.4596    10/11/96      1,000,000

                          1,000,000 Federal National Mortgage Association+.      6.20       5/19/97      1,000,000

                          1,000,000 Federal National Mortgage Association+.      6.25       5/14/98      1,000,000

                            450,000 Student Loan Marketing Association+. .       5.40       3/20/96        450,000

                            100,000 Student Loan Marketing Association+. .       5.27       4/16/96        100,019

                            300,000 Student Loan Marketing Association+. .       5.97      10/04/96        299,910

                            365,000 Student Loan Marketing Association+. .       5.45       1/23/97        365,338


                            200,000 US Treasury Notes. . . . . . . . . . .       6.125      5/31/97        202,375

                            200,000 US Treasury Notes. . . . . . . . . . .       6.00       8/31/97        202,406

                            400,000 US Treasury Notes. . . . . . . . . . .       5.625     10/31/97        402,875

                            200,000 US Treasury Notes. . . . . . . . . . .       5.375     11/30/97        200,562

                            450,000 US Treasury Notes. . . . . . . . . . .       5.25      12/31/97        450,492

------------------------------------------------------------------------------------------------------------------


                                    TOTAL US GOVERNMENT AGENCY & INSTRUMENTALITY
                                    OBLIGATIONS--NON-DISCOUNT (COST--$8,324,092)                         8,329,587













                                 TOTAL INVESTMENTS (COST--$25,876,014)--101.3%.                                          25,889,963

                                 LIABILITIES IN EXCESS OF OTHER ASSETS--1.3%. .                                           (340,094)
                                                                                         ------------------------------------------
                                 NET ASSETS--100.0%. . . . . . . . . . . . . .
                                                                                                         $               25,549,869
                                                                                         ------------------------------------------
                                                                                         ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


*Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1995.

+Variable Rate Notes.







See Notes to Financial Statements.
                                                                              85

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--WORLD INCOME FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (IN US DOLLARS)




                                                                                                    VALUE       PERCENT OF
AFRICA        INDUSTRY               FACE AMOUNT       FIXED-INCOME INVESTMENTS         COST      (NOTE 1A)     NET ASSETS



SOUTH AFRICA  FOREIGN GOVERNMENT    US$    500,000  Republic of South Africa,
              OBLIGATIONS                            9.625% due 12/15/1999. . .       $  498,425   $  540,000        0.7%

----------------------------------------------------------------------------------------------------------------------------


                                                    TOTAL FIXED-INCOME INVESTMENTS
                                                    IN SOUTH AFRICA                      498,425      540,000        0.7

----------------------------------------------------------------------------------------------------------------------------


                                                    TOTAL FIXED-INCOME INVESTMENTS
                                                    IN AFRICA                            498,425      540,000        0.7

----------------------------------------------------------------------------------------------------------------------------


LATIN AMERICA
AND THE CARIBBEAN

----------------------------------------------------------------------------------------------------------------------------


ARGENTINA     TELECOMMUNICATIONS           500,000  Telefonica de Argentina, S.A.,
                                                     11.875% due 11/01/2004. . .         490,040      517,500        0.6

              --------------------------------------------------------------------------------------------------------------


                                                    TOTAL FIXED-INCOME INVESTMENTS
                                                    IN ARGENTINA                         490,040      517,500        0.6

----------------------------------------------------------------------------------------------------------------------------


BRAZIL        BANKING                      500,000+ UNIBANCO--Uniao de Bancos
                                                     Brasilerios S.A., 10.25% due
                                                     6/12/1997. . . . . . . . .          498,750      502,500        0.6

              --------------------------------------------------------------------------------------------------------------


                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN BRAZIL                498,750      502,500        0.6

----------------------------------------------------------------------------------------------------------------------------


MEXICO        ENERGY                       500,000  Petroleos Mexicanos, 8.25% due
                                                     2/04/1998. . . . . . . . .          521,875      488,750        0.6

              --------------------------------------------------------------------------------------------------------------


                                                    TOTAL FIXED-INCOME INVESTMENTS
                                                    IN MEXICO                            521,875      488,750        0.6

----------------------------------------------------------------------------------------------------------------------------


TRINIDAD &    FOREIGN GOVERNMENT           350,000  Republic of Trinidad &
TOBAGO        OBLIGATIONS                           Tobago, 11.50% due 11/20/1997.       368,500      369,250        0.5


              --------------------------------------------------------------------------------------------------------------


                                                    TOTAL FIXED-INCOME INVESTMENTS
                                                    IN TRINIDAD & TOBAGO                 368,500      369,250        0.5


----------------------------------------------------------------------------------------------------------------------------


                                                    TOTAL INVESTMENTS IN
                                                    LATIN AMERICAN AND
                                                    CARIBBEAN SECURITIES               1,879,165    1,878,000        2.3

----------------------------------------------------------------------------------------------------------------------------


NORTH AMERICA

----------------------------------------------------------------------------------------------------------------------------


UNITED STATES AIRLINES                     500,000  USAir Inc., 10.375% due
                                                     3/01/2013. . . . . . . . .          504,688      465,000        0.6

                                                    United Air Lines, Inc.:

                                           500,000  10.02% due 3/22/2014. . . .          506,250      598,175        0.7

                                           100,000  United Air Pass Through 10.125%
                                                     due 3/22/2015. . . . . . .          109,036      120,015        0.1
                                                                                     -- --------  -- --------  ---- ----
                                                                                       1,119,974    1,183,190        1.4

              --------------------------------------------------------------------------------------------------------------


              AUTOMOTIVE                   500,000  Walbro Corp., 9.875% due
                                                     7/15/2005. . . . . . . . .          490,000      498,750        0.6

              --------------------------------------------------------------------------------------------------------------


              BROADCASTING &               500,000  SCI Television Inc., 11.00% due
              PUBLISHING                             6/30/2005. . . . . . . . .          520,625      528,750        0.6

                                           250,000  Sinclair Broadcast Group Inc.,
                                                     10.00% due 9/30/2005. . . .         250,000      255,625        0.3
                                                                                     -- --------  -- --------  ---- ----
                                                                                         770,625      784,375        0.9


              --------------------------------------------------------------------------------------------------------------


              BROADCASTING/CABLE         1,011,242  American Telecasting Inc.,
                                                     12.59%* due 6/15/2004. . .          642,918      695,229        0.8

                                         1,000,000  Videotron Holdings PLC, 11.05%*
                                                     7/01/2004. . . . . . . . .          652,360      697,500        0.9
                                                                                     -- --------  -- --------  ---- ----
                                                                                       1,295,278    1,392,729        1.7


              --------------------------------------------------------------------------------------------------------------


              BUILDING MATERIALS           500,000  Pacific Lumber Co., 10.50% due
                                                     3/01/2003. . . . . . . . .          492,000      473,750        0.6

              --------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--WORLD INCOME FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED) (IN US DOLLARS)



NORTH AMERICA                                                                                   VALUE       PERCENT OF
(CONTINUED)   INDUSTRY            FACE AMOUNT      FIXED-INCOME INVESTMENTS         COST      (NOTE 1A)     NET ASSETS



UNITED STATES CHEMICALS          US$  1,225,000 G-I Holdings, Inc., 12.86%*
(CONTINUED)                                     due 10/01/1998. . . . . . .       $  886,971   $  946,313        1.2%

              ----------------------------------------------------------------------------------------------------------


              COMMUNICATIONS          1,375,000 Panamsat L.P., 11.35%*
                                                due 8/01/2003. . . . . . . . .       987,186    1,127,500        1.4

                                      1,000,000 Rogers Communications, Inc.,
                                                 10.875% due 4/15/2004. . . .      1,007,500    1,045,000        1.3

                                        500,000 USA Mobile Communications
                                                 Holdings, Inc., 9.50% due
                                                 2/01/2004. . . . . . . . . .        454,375      495,000        0.6
                                                                                 -- --------  -- --------  ---- ----

                                                                                   2,449,061    2,667,500        3.3

              ----------------------------------------------------------------------------------------------------------


              CONGLOMERATES                     Coltec Industries Inc.:

                                        150,000 9.75% due 11/01/1999. . . . .        159,000      154,500        0.2

                                        600,000 10.25% due 4/01/2002. . . . .        622,000      616,500        0.8

                                                J.B. Poindexter Co., Inc.,
                                        500,000  12.50% due 5/15/2004. . . . .       500,000      401,250        0.5

                                                Jordan Industries, Inc.,
                                        500,000  10.375% due 8/01/2003. . . .        495,688      445,000        0.5

                                                Sequa Corp., 9.375% due
                                        500,000  12/15/2003. . . . . . . . . .       508,750      465,000        0.6

                                                Sherritt Gordon, Ltd., 9.75%
                                        500,000  due 4/01/2003. . . . . . . .        503,625      532,500        0.7
                                                                                 -- --------  -- --------  ---- ----
                                                                                   2,789,063    2,614,750        3.3

              ----------------------------------------------------------------------------------------------------------


              CONSUMER PRODUCTS       1,000,000 Polymer Group Inc., 12.25% due
                                                 7/15/2002. . . . . . . . . .      1,001,250    1,030,000        1.3

                                      1,000,000 Revlon Consumer Products Corp.,
                                                 9.375% due
                                                 4/01/2001. . . . . . . . . .        872,167    1,012,500        1.2

                                      1,000,000 Samsonite Corp., 11.125% due
                                                 7/15/2005. . . . . . . . . .        963,125      960,000        1.2
                                                                                 -- --------  -- --------  ---- ----
                                                                                   2,836,542    3,002,500        3.7

              ----------------------------------------------------------------------------------------------------------


              DIVERSIFIED                       Foamex L.P.:

                                        191,000 9.50% due 6/01/2000. . . . . .       186,464      188,613        0.2

                                        500,000 11.25% due 10/01/2002. . . . .       498,125      500,000        0.6
                                                                                 -- --------  -- --------  ---- ----
                                                                                     684,589      688,613        0.8

              ----------------------------------------------------------------------------------------------------------


              ENERGY                  2,000,000 Clark R & M Holdings, Inc.,
                                                 10.52%* due 12/15/2000. . .       1,268,150    1,330,000        1.6

                                        250,000 Consolidated-Hydro Inc.,
                                                 16.05%* due 7/15/2003. . .          186,735      145,937        0.2

                                        500,000 TransTexas Gas Corp., 12.55%
                                                 due 6/15/2002. . . . . . .          500,000      516,250        0.6
                                                                                 -- --------  -- --------  ---- ----
                                                                                   1,954,885    1,992,187        2.4

              ----------------------------------------------------------------------------------------------------------


              ENTERTAINMENT             500,000 Marvel Holdings, Inc., 9.125%
                                                 due 2/15/1998. . . . . . .          448,000      460,000        0.6

                                        350,000 SpectraVision Inc., 11.50%* due
                                                 10/01/2001. . . . . . . . .         303,557       70,000        0.1
                                                                                 -- --------  -- --------  ---- ----
                                                                                     751,557      530,000        0.7

              ----------------------------------------------------------------------------------------------------------


              FINANCIAL SERVICES        500,000 Penn Financial Corp., 9.25% due
                                                 12/15/2003. . . . . . . . .         498,750      507,500        0.6

                                        500,000 Reliance Group Holdings, Inc.,
                                                 9.00% due 11/15/2000. . . .         460,000      514,375        0.6
                                                                                 -- --------  -- --------  ---- ----
                                                                                     958,750    1,021,875        1.2

              ----------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--WORLD INCOME FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED) (IN US DOLLARS)



NORTH AMERICA                                                                                     VALUE       PERCENT OF
(CONTINUED)   INDUSTRY             FACE AMOUNT       FIXED-INCOME INVESTMENTS         COST      (NOTE 1A)     NET ASSETS



UNITED STATES FOOD & BEVERAGE     US$    500,000  Chiquita Brands International
(CONTINUED)                                        Corp., 9.125% due
                                                   3/01/2004. . . . . . . . .       $  497,500   $  495,000        0.6%

                                         750,000  Del Monte Corp., 10.00% due
                                                   5/01/2003. . . . . . . . .          740,000      665,625        0.8

                                         500,000  Envirodyne Industries, Inc.,
                                                   10.25% due 12/01/2001. . .          509,375      367,500        0.4

                                         250,000  Specialty Foods Corp., 10.25%
                                                   due 8/15/2001. . . . . . .          250,000      235,000        0.3
                                                                                   -- --------  -- --------  ---- ----
                                                                                     1,996,875    1,763,125        2.1

              ------------------------------------------------------------------------------------------------------------


              GAMING                   1,000,000  Bally's Park Place Funding,
                                                   Inc., 9.25% due 3/15/2004.          920,000    1,017,500        1.2

                                       1,100,000  Greate Bay Properties, Inc.,
                                                   10.875% due 1/15/2004. . .          990,750      965,250        1.2

                                         500,000  Harrah's Jazz Company, 14.25%
                                                   due 11/15/2001. . . . . . .         482,500      137,500        0.2

                                         500,000  Showboat, Inc., 13.00% due
                                                   8/01/2009. . . . . . . . .          500,000      562,500        0.7

                                         750,000  Trump Plaza Funding, Inc.,
                                                   10.875% due 6/15/2001. . .          741,250      776,250        0.9

                                         103,633  Trump Taj Mahal Funding, Inc.,
                                                   11.35% due
                                                   11/15/1999 (a) (c). . . . .          98,002       92,411        0.1
                                                                                   -- --------  -- --------  ---- ----
                                                                                     3,732,502    3,551,411        4.3

              ------------------------------------------------------------------------------------------------------------


              HOME BUILDING              500,000  Del E. Webb Corp., 9.00% due
                                                   2/15/2006. . . . . . . . .          500,000      475,000        0.6

              ------------------------------------------------------------------------------------------------------------


              HOTEL(S)                   500,000+ HMC Acquisition Properties,
                                                   9.00% due 12/15/2007. . . .         500,000      505,000        0.6

                                       1,000,000  John Q. Hammons Hotel, Inc. ,
                                                   8.875% due 2/15/2004. . . .         887,500      990,000        1.2
                                                                                   -- --------  -- --------  ---- ----
                                                                                     1,387,500    1,495,000        1.8

              ------------------------------------------------------------------------------------------------------------


              METALS & MINING            250,000  Maxxam Group, Inc., 14.04%* due
                                                   8/01/2003. . . . . . . . .          183,690      171,250        0.2

              ------------------------------------------------------------------------------------------------------------


              PACKAGING                  500,000  Anchor Glass Container Co.,
                                                   9.875% due 12/15/2008. . .          493,125      295,000        0.4

                                         500,000  Owens-Illinois, Inc., 11.00%
                                                   due 12/01/2003. . . . . . .         512,500      565,000        0.7

                                         500,000  Portola Packaging Inc., 10.75%
                                                   due 10/01/2005. . . . . . .         500,000      515,000        0.6
                                                                                   -- --------  -- --------  ---- ----
                                                                                     1,505,625    1,375,000        1.7

              ------------------------------------------------------------------------------------------------------------


              PAPER                      250,000  Riverwood International Corp.,
                                                   11.25% due 6/15/2002. . . .         274,813      271,250        0.3

                                         500,000  S.D. Warren Co., 12.00% due
                                                   12/15/2004. . . . . . . . .         500,000      551,250        0.7

                                         100,000  Stone Container Group, 10.75%
                                                   due 10/01/2002. . . . . . .          99,000      103,250        0.1
                                                                                   -- --------  -- --------  ---- ----
                                                                                       873,813      925,750        1.1

              ------------------------------------------------------------------------------------------------------------


              RESTAURANTS                750,000  Flagstar Corp., 11.375% due
                                                   9/15/2003. . . . . . . . .          762,500      532,500        0.7

                                         250,000  Foodmaker, Inc., 9.75% due
                                                   11/01/2003. . . . . . . . .         246,563      230,000        0.3
                                                                                   -- --------  -- --------  ---- ----
                                                                                     1,009,063      762,500        1.0

              ------------------------------------------------------------------------------------------------------------


              SPECIALTY RETAILING        500,000  Bradlees Inc., 11.00% due
                                                   8/01/2002. . . . . . . . .          489,375      125,000        0.2

                                         487,000+ Cumberland Farms, 10.50% due
                                                   10/01/2003. . . . . . . . .         476,651      448,040        0.5
                                                                                   -- --------  -- --------  ---- ----
                                                                                       966,026      573,040        0.7


              ------------------------------------------------------------------------------------------------------------


              STEEL                      500,000  WCI Steel, Inc., 10.50% due
                                                   3/01/2002. . . . . . . . .          500,000      486,250        0.6

              ------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--WORLD INCOME FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED) (IN US DOLLARS)




NORTH AMERICA                                                                                     VALUE      PERCENT OF
(CONCLUDED) INDUSTRY               FACE AMOUNT      FIXED-INCOME INVESTMENTS        COST        (NOTE 1A)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------


UNITED STATES TEXTILES            US$    500,000  Tultex Corp., 10.625% due
(CONCLUDED)                                        3/15/2005. . . . . . . . .     $   500,000   $   512,500       0.6%
                                       1,500,000
                                                  WestPoint Stevens Inc.,
                                                   9.375% due 12/15/2005. . .       1,451,875     1,481,250       1.8
                                                                                 -- ---------  -- ---------  --- ----
                                                                                    1,951,875     1,993,750       2.4

              ----------------------------------------------------------------------------------------------------------


              TRANSPORT SERVICES         250,000  Eletson Holdings Inc., 9.25%
                                                   due 11/15/2003. . . . . .          250,000       245,937       0.3

                                       1,050,000  Transtar Holdings L.P.,
                                                   12.52%* due 12/15/1999. .          699,453       693,000       0.8

                                         250,000  Viking Star Shipping Co.,
                                                   9.625% due 7/15/2003. . .          250,937       256,250       0.3
                                                                                 -- ---------  -- ---------  --- ----
                                                                                    1,200,390     1,195,187       1.4

              ----------------------------------------------------------------------------------------------------------


              UTILITIES                  494,000  Beaver Valley Funding Corp.,
                                                   9.00% due 6/01/2017. . . .         466,212       416,679       0.5

                                          86,583  Midland Congeneration Venture
                                                   L.P., 10.33% due
                                                   7/23/2002. . . . . . . . .          84,851        91,310       0.1

                                         233,383+ Tucson Electric Power Co.,
                                                   10.732% due 1/01/2013. . .         223,464       234,865       0.3
                                                                                 -- ---------  -- ---------  --- ----
                                                                                      774,527       742,854       0.9


              ----------------------------------------------------------------------------------------------------------



              WASTE MANAGEMENT           500,000  Mid-American Waste System,
                                                   Inc., 12.25% due 2/15/2003         511,250       470,000       0.6

              ----------------------------------------------------------------------------------------------------------


                                                  TOTAL FIXED-INCOME
                                                  INVESTMENTS IN THE               34,572,431    33,776,649      41.2
                                                  UNITED STATES

------------------------------------------------------------------------------------------------------------------------




                                   SHARES HELD          STOCKS & WARRANTS

------------------------------------------------------------------------------------------------------------------------


UNITED STATES BROADCASTING/CABLE           4,700  American Telecasting Inc.
                                                   (Warrants) (b). . . . . .           11,222        29,375       0.0

              ----------------------------------------------------------------------------------------------------------


              BROADCASTING &               2,572  K-III Communications Corp.
              PUBLISHING                           (Non-Convertible Preferred)        253,090       254,628       0.3

              ----------------------------------------------------------------------------------------------------------


              SUPERMARKETS                17,674  Grand Union Co.. . . . . .          917,437       130,346       0.2

              ----------------------------------------------------------------------------------------------------------


                                                  TOTAL STOCKS & WARRANTS IN
                                                  THE UNITED STATES                 1,181,749       414,349       0.5

              ----------------------------------------------------------------------------------------------------------


                                                  TOTAL INVESTMENTS IN             35,754,180    34,190,998      41.7
                                                  NORTH AMERICAN SECURITIES

------------------------------------------------------------------------------------------------------------------------


PACIFIC
BASIN                              FACE AMOUNT      FIXED-INCOME INVESTMENTS
------------------------------------------------------------------------------------------------------------------------


AUSTRALIA     FOREIGN GOVERNMENT                  Australian Government
              OBLIGATIONS--                       Bonds:
              REGIONAL & AGENCY
                                  A$   7,000,000  10.00% due 10/15/2002. . . .      5,743,662     5,744,771       7.0

                                       1,200,000  9.50% due 8/15/2003. . . .          962,680       963,982       1.2

              ----------------------------------------------------------------------------------------------------------


                                                  TOTAL FIXED-INCOME
                                                  INVESTMENTS IN AUSTRALIA          6,706,342     6,708,753       8.2

------------------------------------------------------------------------------------------------------------------------


NEW ZEALAND   FOREIGN GOVERNMENT  NZ$  4,100,000  New Zealand Government Bond,
              OBLIGATIONS                          10.00% due
                                                   7/15/1997. . . . . . . . .       2,780,898     2,752,102       3.4

              ----------------------------------------------------------------------------------------------------------


                                                  TOTAL FIXED-INCOME
                                                  INVESTMENTS IN
                                                  NEW ZEALAND                       2,780,898     2,752,102       3.4

------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--WORLD INCOME FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED) (IN US DOLLARS)



PACIFIC
BASIN                                                                                                        VALUE      PERCENT OF
(CONCLUDED) INDUSTRY                    FACE AMOUNT            FIXED-INCOME INVESTMENTS        COST        (NOTE 1A)    NET ASSETS



PHILIPPINES TELECOMMUNICATIONS  US$               1,000,000 Philippine Long Distance
                                                             Telephone Co., 9.125%
                                                             due 8/01/2002. . . . . . .      $ 1,000,000   $ 1,051,250       1.3%

            -----------------------------------------------------------------------------------------------------------------------


                                                            TOTAL FIXED-INCOME INVESTMENTS
                                                            IN THE
                                                            PHILIPPINES                        1,000,000     1,051,250       1.3

            -----------------------------------------------------------------------------------------------------------------------


                                                            TOTAL INVESTMENTS IN PACIFIC
                                                            BASIN SECURITIES                  10,487,240    10,512,105      12.9


-----------------------------------------------------------------------------------------------------------------------------------


WESTERN
EUROPE

-----------------------------------------------------------------------------------------------------------------------------------


DENMARK     FOREIGN GOVERNMENT                              Denmark Government Bonds:
            OBLIGATIONS
                                Dkr              13,250,000 9.00% due 11/15/2000. . . .        2,569,181     2,655,020       3.2

                                                  2,500,000 8.00% due 5/15/2003. . . . .         468,522       480,471       0.6

                                                  4,730,000 8.00% due 3/15/2006. . . . .         854,226       897,616       1.1

            -----------------------------------------------------------------------------------------------------------------------


                                                            TOTAL FIXED-INCOME INVESTMENTS
                                                            IN DENMARK                         3,891,929     4,033,107       4.9

-----------------------------------------------------------------------------------------------------------------------------------


GERMANY     FOREIGN GOVERNMENT  DM                5,000,000 German Unity, 8.00% due
            OBLIGATIONS                                      1/21/2002. . . . . . . . .        3,938,016     3,936,430       4.8

-----------------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL FIXED-INCOME INVESTMENTS
                                                            IN GERMANY                         3,938,016     3,936,430       4.8

-----------------------------------------------------------------------------------------------------------------------------------


ITALY       FOREIGN GOVERNMENT                              Buoni Poliennali del Tesoro
            OBLIGATIONS                                      (Italian Government Bonds):

                                          Lit 6,750,000,000  10.50% due 4/01/2000. . . .       4,129,686     4,291,041       5.2

                                              1,000,000,000  10.50% due 9/01/2005. . . .         583,280       625,426       0.8

                                              2,600,000,000 Credit Local de France S.A.,
                                                             12.20% due 6/12/1996. . . .       1,627,204     1,646,120       2.0

            -----------------------------------------------------------------------------------------------------------------------


                                                            TOTAL FIXED-INCOME INVESTMENTS
                                                            IN ITALY                           6,340,170     6,562,587       8.0

-----------------------------------------------------------------------------------------------------------------------------------


SPAIN       FOREIGN GOVERNMENT                              Government of Spain:
            OBLIGATIONS
                                Pta             775,000,000  12.25% due 3/25/2000. . . .       6,468,254     7,018,144       8.6

                                                190,000,000  10.50% due 10/30/2003. . .        1,505,519     1,640,503       2.0

            -----------------------------------------------------------------------------------------------------------------------


                                                            TOTAL FIXED-INCOME INVESTMENTS
                                                            IN SPAIN                           7,973,773     8,658,647      10.6

-----------------------------------------------------------------------------------------------------------------------------------


SWEDEN      FOREIGN GOVERNMENT  Skr               8,500,000 Government of Sweden, 11.00%
            OBLIGATIONS--                                    due 1/21/1999. . . . . . .        1,344,113     1,378,423       1.7
            REGIONAL & AGENCY

            -----------------------------------------------------------------------------------------------------------------------


                                                            TOTAL FIXED-INCOME INVESTMENTS
                                                            IN SWEDEN                          1,344,113     1,378,423       1.7

-----------------------------------------------------------------------------------------------------------------------------------


UNITED      FOREIGN GOVERNMENT           (pound   1,250,000 United Kingdom Treasury Gilt,
KINGDOM     OBLIGATIONS               sterling)              8.50% due 12/07/2005. . . .       2,014,816     2,086,972       2.6


            -----------------------------------------------------------------------------------------------------------------------


                                                            TOTAL FIXED-INCOME INVESTMENTS
                                                            IN
                                                            UNITED KINGDOM                     2,014,816     2,086,972       2.6

-----------------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL INVESTMENTS IN WESTERN
                                                            EUROPEAN
                                                            SECURITIES                        25,502,817    26,656,166      32.6

-----------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--WORLD INCOME FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1995 (CONCLUDED) (IN US DOLLARS)




                                                                                                           VALUE       PERCENT OF
                                              FACE AMOUNT      SHORT-TERM SECURITIES          COST       (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------


COMMERCIAL                                 US $ 3,127,000 General Electric Capital Corp.,
PAPER**                                                    5.90% due 1/02/1996. . . .       $3,125,463   $ 3,125,463         3.8%

                                                2,000,000 Preferred Receivables Funding
                                                           Corp., 5.70% due
                                                           1/25/1996. . . . . . . . .        1,991,767     1,991,767         2.4
                                                                                           -- --------  -- ---------   --- -----
                                                                                             5,117,230     5,117,230         6.2

-----------------------------------------------------------------------------------------------------------------------------------


US GOVERNMENT                                     555,000 Federal Home Loan Bank, 5.65%
& AGENCY                                                   due 1/16/1996. . . . . . .          553,519       553,519
OBLIGATIONS**                                                                                                                0.7


-----------------------------------------------------------------------------------------------------------------------------------


                                                          TOTAL INVESTMENTS IN               5,670,749     5,670,749         6.9
                                                          SHORT-TERM SECURITIES

-----------------------------------------------------------------------------------------------------------------------------------


              TOTAL INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $79,792,576    79,448,018        97.1
                                                                                          ------------
              UNREALIZED DEPRECIATION ON FORWARD FOREIGN                                  ------------
              EXCHANGE CONTRACTS***. . . . . . . . . . . . . . . . . . . . . . . . . . .                      (5,151)        0.0

              OTHER ASSETS LESS LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .                   2,401,765         2.9
                                                                                                        -- ---------   --- -----

              NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $81,844,632       100.0%
                                                                                                       -------------  ----------
                                                                                                       -------------  ----------

-----------------------------------------------------------------------------------------------------------------------------------


(a)Each $1,000 face amount contains one non-detachable share of Taj Mahal Holding Corp.'s Class B redeemable Common Stock.

(b)
  Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustments under certain conditions until the expiration date.

(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

*   Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

**
  Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

*** Forward foreign exchange contracts as of December 31, 1995 were as follows:










   FOREIGN CURRENCY PURCHASED                 EXPIRATION      UNREALIZED APPRECIATION
                                                 DATE        (DEPRECIATION) (NOTE 1B)


   DM2,000,000. . . . . . . . . . . . . . .  January 1996             $     9,657

-----------------------------------------------------------------------          ------


   TOTAL US$ COMMITMENT--$1,388,600                                   $     9,657
                                                                    --- ---------

---------------------------------------------------------------------------------------


   FOREIGN CURRENCY SOLD
---
   ------------------------------------------------------------------------------------


   Lit2,229,100,000. . . . . . . . . . . .   January 1996             $   (14,808)
---
   ------------------------------------------------------------------------------------


   TOTAL US$ COMMITMENT--$1,388,600                                   $   (14,808)
                                                                    --- ---------

---------------------------------------------------------------------------------------


   TOTAL UNREALIZED DEPRECIATION ON
   FORWARD FOREIGN EXCHANGE CONTRACTS--NET                            $    (5,151)
                                                                   --------------
                                                                   --------------

---------------------------------------------------------------------------------------




  +Restricted security as to resale. The value of the Fund's investment in restricted scurities was approximately $1,690,000, representing 2.1% of net assets.




                                                    ACQUISITION                                                        VALUE
   ISSUE                                                DATE                            COST                         (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------------------


   Cumberland Farms, 10.50% due 10/01/2003. .        3/10/1994                  $           476,651            $            448,040


   HMC Acquisition Properties, 9.00% due

   12/15/2007. . . . . . . . . . . . . . . . .       12/21/1995                             500,000                         505,000


   Tucson Electric Power Co., 10.732% due

   1/01/2013. . . . . . . . . . . . . . . . .        8/19/1993                              223,464                         234,865


   UNIBANCO--Uniao de Bancos Brasilerios S.A.,

   10.25% due 6/12/1997. . . . . . . . . . . .       6/12/1995                              498,750                         502,500



-----------------------------------------------------------------------------------------------------------------------------------


   TOTAL                                                                        $         1,698,865            $          1,690,405
                                                                     ------------------------------ -------------------------------
                                                                     ------------------------------ -------------------------------

-----------------------------------------------------------------------------------------------------------------------------------






MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995



                                                                                      BASIC       DEVELOPING        DOMESTIC
                                                                     AMERICAN         VALUE         CAPITAL          MONEY
                                                                     BALANCED         FOCUS         MARKETS          MARKET
                                                                       FUND            FUND       FOCUS FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . .   $  207,165,951  $  308,711,181 $  54,805,702  $    307,321,802


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          480,538              --        12,285            13,894


Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . .               --              --            19                --


Receivable for securities sold. . . . . . . . . . . . . . . . .        3,768,310              --       371,831                --


Interest receivable. . . . . . . . . . . . . . . . . . . . . . .       1,955,663              --        15,133         1,723,932


Receivable for capital shares sold. . . . . . . . . . . . . . .          200,059         912,338       270,955                --


Dividends receivable. . . . . . . . . . . . . . . . . . . . . .          142,836         568,240       146,937                --


Receivable from investment adviser (Note 2). . . . . . . . . . .              --              --         7,129                --


Deferred organization expenses (Note 1f). . . . . . . . . . . .               --           2,160         2,667             1,340

Prepaid registration fees and other assets (Note 1f). . . . . .

                                                                          18,329          21,000         5,980            28,178

                                                                  --------------  -------------- -------------  ----------------


Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .      213,731,686     310,214,919    55,638,638       309,089,146
                                                                  --------------  -------------- -------------  -----------------
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:



Payable for custodian bank (Note 1h). . . . . . . . . . . . . .               --       2,550,277            --                --


Payable for securities purchased. . . . . . . . . . . . . . . .          684,228         977,032       391,924         5,003,947


Payable to investment adviser (Note 2). . . . . . . . . . . . .           91,752         142,121            --           121,062


Payable for capital shares redeemed. . . . . . . . . . . . . . .           8,060          16,967           188                --


Accrued expenses and other liabilities. . . . . . . . . . . . .           35,432          65,629        37,896            52,308
                                                                  --------------  -------------- -------------  -----------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . . . .         819,472       3,752,026       430,008         5,177,317
--------------------------------------------------------------------------------------------------------------------------------
                                                                  --------------  -------------- -------------  ----------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  212,912,214  $  306,462,893 $  55,208,630  $    303,911,829
                                                                  --------------  -------------- -------------  -----------------
                                                                  --------------  -------------- -------------  -----------------

---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . .   $    1,403,143  $    2,339,143 $     592,201  $     30,377,355


Paid-in capital in excess of par. . . . . . . . . . . . . . . .      186,902,200     259,065,629    57,775,197       273,396,191


Undistributed investment income--net. . . . . . . . . . . . . .        4,146,614       2,262,426     1,184,973                --


Undistributed (accumulated) realized capital gains (losses) on

investments and foreign currency transactions--net (Note 5). . .        (945,759)     13,442,164    (3,801,898)               --



Unrealized appreciation (depreciation) on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . .       21,406,016      29,353,531      (541,843)          138,283

                                                                  --------------  -------------- -------------  ----------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  212,912,214  $  306,462,893 $  55,208,630  $    303,911,829
                                                                  --------------  -------------- -------------  -----------------
                                                                  --------------  -------------- -------------  -----------------

---------------------------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . .       14,031,432      23,391,429     5,922,009       303,773,546
                                                                  --------------  -------------- -------------  ----------------
                                                                  --------------  -------------- -------------  ----------------


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . .   $        15.17  $        13.10 $        9.32  $           1.00
                                                                  --------------  -------------- -------------  -----------------
                                                                  --------------  -------------- -------------  -----------------
---------------------------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . .  $  185,759,935  $  279,357,650 $  55,347,858  $    307,183,519
                                                                  --------------  -------------- -------------  -----------------
                                                                  --------------  -------------- -------------  -----------------


+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . .     100,000,000     100,000,000   100,000,000     1,300,000,000
                                                                  --------------  -------------- -------------  ----------------
                                                                  --------------  -------------- -------------  ----------------


--------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995 (CONTINUED)



                                                                                                      GLOBAL          GLOBAL
                                                                        EQUITY        FLEXIBLE       STRATEGY        UTILITY
                                                                        GROWTH        STRATEGY        FOCUS           FOCUS
                                                                         FUND           FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . . .   $  339,015,898 $  321,042,917 $  527,857,629  $  146,792,097


Unrealized appreciation on forward foreign exchange
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .              --             --      9,681,629              --


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           28,050         24,217        576,498          46,328


Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . . .               --             --             --             311


Interest receivable. . . . . . . . . . . . . . . . . . . . . . . .              --        603,012      2,034,611          32,615


Receivable for securities sold. . . . . . . . . . . . . . . . . .               --        119,466        645,794       1,155,189


Dividends receivable. . . . . . . . . . . . . . . . . . . . . . .          201,590        169,134        584,726         541,544


Receivable for capital shares sold. . . . . . . . . . . . . . . .          935,425         13,787        426,771          49,593


Deferred organization expenses (Note 1f). . . . . . . . . . . . .               --             --             --           3,277


Prepaid registration fees and other assets (Note 1f). . . . . . .           23,118         26,761         41,934          11,488
                                                                    -------------- -------------- --------------  --------------


Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .      340,204,081    321,999,294    541,849,592     148,632,442
                                                                   ---------------------------------------------------------------
------------------------------------------------------------------- -------------- -------------- --------------  ----------------

LIABILITIES:



Payable for securities purchased. . . . . . . . . . . . . . . . .               --      1,277,730      1,066,036              --


Payable to investment adviser (Note 2). . . . . . . . . . . . . .          195,114        164,372        275,588          68,668


Payable for capital shares redeemed. . . . . . . . . . . . . . . .          24,213        269,553         98,531         299,897


Accrued expenses and other liabilities. . . . . . . . . . . . . .           63,600         53,976        167,824          38,600
                                                                    -------------- -------------- --------------  --------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . .         282,927      1,765,631      1,607,979         407,165
                                                                   -------------------------------------------------------------
------------------------------------------------------------------- -------------- -------------- --------------  --------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  339,921,154 $  320,233,663 $  540,241,613  $  148,225,277
                                                                    -------------- -------------- --------------  ----------------
                                                                    -------------- -------------- --------------  ----------------

----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . .   $    1,214,674 $    1,944,346 $    4,306,428  $    1,311,353


Paid-in capital in excess of par. . . . . . . . . . . . . . . . .      246,436,854    274,133,560    505,710,448     134,208,350


Undistributed investment income--net. . . . . . . . . . . . . . .        1,279,867      4,603,408      7,489,615       2,159,534


Undistributed (accumulated) realized capital gains (losses) on

investments and foreign currency transactions--net (Note 5). . . .      43,404,115     26,971,363    (23,380,052)     (3,861,578)


Accumulated distributions in excess of realized capital gains--net              --             --       (369,180)             --



Unrealized appreciation on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . . .       47,585,644     12,580,986     46,484,354      14,407,618

                                                                    -------------- -------------- --------------  --------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  339,921,154 $  320,233,663 $  540,241,613  $  148,225,277
                                                                    -------------- -------------- --------------  ----------------
                                                                    -------------- -------------- --------------  ----------------

----------------------------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . .       12,146,738     19,443,457     43,064,280      13,113,525
                                                                    -------------- -------------- --------------  --------------
                                                                    -------------- -------------- --------------  --------------


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . .   $        27.98 $        16.47 $        12.55  $        11.30
                                                                    -------------- -------------- --------------  ----------------
                                                                    -------------- -------------- --------------  ----------------

----------------------------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . .  $  291,430,254 $  308,461,552 $  491,055,965  $  132,394,937
                                                                    -------------- -------------- --------------  ----------------
                                                                    -------------- -------------- --------------  ----------------




+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . .     100,000,000    100,000,000    100,000,000     100,000,000
                                                                    -------------- -------------- --------------  --------------
                                                                    -------------- -------------- --------------  --------------
-------------------------------------------------------------------
                                                                   -------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995 (CONTINUED)



                                                                         HIGH        INTERMEDIATE
                                                                       CURRENT        GOVERNMENT     INTERNATIONAL
                                                                        INCOME           BOND            BOND
                                                                         FUND            FUND            FUND
--------------------------------------------------------------------------------------------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . . .   $  350,164,646  $    40,366,442 $    17,459,395



Options purchased, at value (premiums paid-$996,495)

(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . . .              --               --              --


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           65,784            1,028             812


Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . . .               --               --           2,251


Interest receivable. . . . . . . . . . . . . . . . . . . . . . . .       6,855,429          478,550         475,274


Receivable for capital shares sold. . . . . . . . . . . . . . . .          458,735          147,197         183,421





Receivable for securities sold. . . . . . . . . . . . . . . . . .               --               --         537,598


Dividends receivable. . . . . . . . . . . . . . . . . . . . . . .               --               --              --


Receivable from investment adviser (Note 2). . . . . . . . . . . .              --           18,524           9,242


Receivable for forward foreign exchange contracts (Note 1b). . . .              --               --              --


Deferred organization expenses (Note 1f). . . . . . . . . . . . .               --               --           2,667


Prepaid registration fees and other assets (Note 1f). . . . . . .           30,383            3,078           3,008
                                                                    --------------  --------------- ---------------


Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .      357,574,977       41,014,819      18,673,668
                                                                   -------------------------------------------------
------------------------------------------------------------------- --------------  --------------- ---------------

LIABILITIES:



Options written, at value (premiums received-$75,690)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . . .              --               --              --



Unrealized depreciation on forward foreign exchange

contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .              --               --              --


Payable for securities purchased. . . . . . . . . . . . . . . . .          907,222               --         536,115


Payable to investment adviser (Note 2). . . . . . . . . . . . . .          136,548               --              --


Payable for capital shares redeemed. . . . . . . . . . . . . . . .         109,895            5,523             384


Payable for variation margin on stock index futures

contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .              --               --              --


Accrued expenses and other liabilities. . . . . . . . . . . . . .           69,372           12,869          16,625
                                                                    --------------  --------------- ---------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . .       1,223,037           18,392         553,124
                                                                   -------------------------------------------------
------------------------------------------------------------------- --------------  --------------- ---------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  356,351,940  $    40,996,427 $    18,120,544
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------

--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . .   $    3,168,717  $       380,014 $       172,214


Paid-in capital in excess of par. . . . . . . . . . . . . . . . .      359,886,019       38,315,855      17,186,094


Undistributed investment income--net. . . . . . . . . . . . . . .        2,822,298          199,053          88,192


Undistributed (accumulated) realized capital gains (losses) on

investments and foreign currency transactions--net (Note 5). . . .      (1,515,448)         137,666         102,508


Accumulated distributions in excess of realized capital gains--net              --               --              --



Unrealized appreciation (depreciation) on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . . .       (8,009,646)       1,963,839         571,536

                                                                    --------------  --------------- ---------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  356,351,940  $    40,996,427 $    18,120,544
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------

--------------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . .       31,687,165        3,800,136       1,722,139
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . .   $        11.25  $         10.79 $         10.52
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------

--------------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . .  $  358,174,292  $    38,402,603 $    16,888,004
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------



+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . .     100,000,000      100,000,000     100,000,000



                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------
-------------------------------------------------------------------
                                                                   -------------------------------------------------



                                                                     INTERNATIONAL
                                                                      EQUITY FOCUS
                                                                          FUND
--------------------------------------------------------------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . . .   $    254,720,309


Options purchased, at value (premiums paid-$996,495)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . . .         2,400,647



Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,029,991


Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . . .          9,364,676


Interest receivable. . . . . . . . . . . . . . . . . . . . . . . .            18,902


Receivable for capital shares sold. . . . . . . . . . . . . . . .            179,722


Receivable for securities sold. . . . . . . . . . . . . . . . . .            141,791


Dividends receivable. . . . . . . . . . . . . . . . . . . . . . .            221,152


Receivable from investment adviser (Note 2). . . . . . . . . . . .                --


Receivable for forward foreign exchange contracts (Note 1b). . . .             4,386


Deferred organization expenses (Note 1f). . . . . . . . . . . . .                 --


Prepaid registration fees and other assets (Note 1f). . . . . . .
                                                                              22,919
                                                                    ----------------



Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                         268,104,495
                                                                    ------------------
                                                                   -
------------------------------------------------------------------- ------------------

LIABILITIES:



Options written, at value (premiums received-$75,690)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . . .            40,020



Unrealized depreciation on forward foreign exchange
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .           267,385



Payable for securities purchased. . . . . . . . . . . . . . . . .            853,100


Payable to investment adviser (Note 2). . . . . . . . . . . . . .            155,439


Payable for capital shares redeemed. . . . . . . . . . . . . . . .            44,985


Payable for variation margin on stock index futures
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .
                                                                              49,882


Accrued expenses and other liabilities. . . . . . . . . . . . . .
                                                                           1,091,443
                                                                    ----------------



Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . .
                                                                           2,502,254
                                                                    ----------------
                                                                   -
------------------------------------------------------------------- ----------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    265,602,241
                                                                    ------------------
                                                                    ------------------




--------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . .   $      2,401,786





Paid-in capital in excess of par. . . . . . . . . . . . . . . . .        261,644,387


Undistributed investment income--net. . . . . . . . . . . . . . .          4,974,839


Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . . .        (7,433,489)




Accumulated distributions in excess of realized capital gains--net        (5,275,618)



Unrealized appreciation (depreciation) on investments and foreign currency transactions--net. . . . . . . . . . . . . . . . . . . .
                                                                           9,290,336
                                                                    ----------------



NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    265,602,241
                                                                    ------------------
                                                                    ------------------




--------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . .         24,017,864
                                                                    ----------------
                                                                    ----------------






NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . .   $          11.06
                                                                    ------------------
                                                                    ------------------




--------------------------------------------------------------------------------------



* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . .  $    248,123,206
                                                                    ------------------
                                                                    ------------------





+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . .       100,000,000
                                                                    ----------------
                                                                    ----------------

-------------------------------------------------------------------
                                                                   -----------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995 (CONTINUED)



                                                                  NATURAL
                                                                 RESOURCES       PRIME          QUALITY
                                                                   FOCUS          BOND           EQUITY
--------------------------------------------------------------     FUND           FUND            FUND
                                                              ----------------------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . .  $  43,137,003 $  480,885,744  $  647,081,906


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,054          7,136         495,853


Interest receivable. . . . . . . . . . . . . . . . . . . . .              --      8,564,673              --


Receivable for capital shares sold. . . . . . . . . . . . . .         20,061        599,533         469,435


Dividends receivable. . . . . . . . . . . . . . . . . . . . .         53,178             --         459,458


Receivable for securities sold. . . . . . . . . . . . . . . .        200,782             --              --


Receivable for loaned securities (Note 6). . . . . . . . . .              --          1,716              --


Prepaid registration fees and other assets (Note 1f). . . . .          3,285         41,602          47,820
                                                               ------------- --------------  --------------


Total assets. . . . . . . . . . . . . . . . . . . . . . . . .     43,419,363    490,100,404     648,554,472
                                                              ----------------------------------------------
-------------------------------------------------------------- ------------- --------------  --------------

LIABILITIES:



Payable for securities purchased. . . . . . . . . . . . . . .        268,643             --       3,515,656


Payable to investment adviser (Note 2). . . . . . . . . . . .         22,050        169,087         226,353


Payable for capital shares redeemed. . . . . . .. . . . . . .         12,852         19,959         152,688


Accrued expenses and other liabilities. . . . . . . . . . . .         13,467         73,390         109,174
                                                               ------------- --------------  --------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . .         317,012        262,436       4,003,871
                                                              ----------------------------------------------
-------------------------------------------------------------- ------------- --------------  --------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .  $  43,102,351 $  489,837,968  $  644,550,601
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------

------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . .  $     360,832 $    3,935,106  $    1,967,624


Paid-in capital in excess of par. . . . . . . . . . . . . . .     39,066,877    474,621,652     521,412,111


Undistributed investment income--net. . . . . . . . . . . . .        315,714      2,495,885       6,008,129


Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5).         726,008    (15,946,458)     84,325,412


Unrealized appreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . .      2,632,920     24,731,783      30,837,325
                                                               ------------- --------------  --------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .  $  43,102,351 $  489,837,968  $  644,550,601
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------

------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . .      3,608,317     39,351,063      19,676,238
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . .  $       11.95 $        12.45  $        32.76
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------

------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . .   $  40,504,115 $  456,153,961  $  616,244,581
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------



+ Authorized shares. . . . . . . . . . . . . . . . . . . . .     100,000,000    100,000,000     100,000,000
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------
--------------------------------------------------------------
                                                              ----------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995 (CONCLUDED)



                                                                                                                WORLD
                                                                                                 RESERVE       INCOME
                                                                                                 ASSETS         FOCUS
---------------------------------------------------------------------------------------------     FUND          FUND
                                                                                             ------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  25,889,963 $  79,448,018


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,463        13,497


Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        127,827     2,445,075


Receivable for capital shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --        17,699


Deferred organization expenses (Note 1f). . . . . . . . . . . . . . . . . . . . . . . . . .              --         3,944





Prepaid registration fees and other assets (Note 1f). . . . . . . . . . . . . . . . . . . .           6,647         6,032
                                                                                              ------------- -------------


Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26,026,900    81,934,265
---------------------------------------------------------------------------------------------------------------------------
                                                                                              ------------- ---------------

LIABILITIES:



Unrealized depreciation on forward foreign exchange contracts (Note 1b). . . . . . . . . . .             --         5,151


Payable for securities purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         450,402            --


Payable to investment adviser (Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . .          10,326        38,386


Payable for capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --        28,906


Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . .          16,303        17,190
                                                                                              ------------- -------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        477,031        89,633
-------------------------------------------------------------------------------------------------------------------------
                                                                                              ------------- -------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  25,549,869 $  81,844,632
                                                                                              ------------- ---------------
                                                                                              ------------- ---------------

---------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   2,553,592 $     836,037


Paid-in capital in excess of par. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22,982,328    83,350,355


Undistributed investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . . . .              --       765,308


Accumulated realized capital losses on investments and foreign currency

transactions--net (Note 5). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --    (2,777,024)


Unrealized appreciation (depreciation) on investments and foreign currency transactions--net         13,949      (330,044)
                                                                                              ------------- -------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  25,549,869 $  81,844,632
                                                                                              ------------- ---------------
                                                                                              ------------- ---------------

---------------------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25,535,919     8,360,366
                                                                                              ------------- -------------
                                                                                              ------------- -------------



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . . . . . . . . . . . . . . .   $        1.00 $        9.79
                                                                                              ------------- ---------------
                                                                                              ------------- ---------------

---------------------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  25,876,014 $  79,792,576
                                                                                              ------------- ---------------
                                                                                              ------------- ---------------



+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    500,000,000   100,000,000
                                                                                              ------------- -------------
                                                                                              ------------- -------------
---------------------------------------------------------------------------------------------
                                                                                             ----------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995



                                                                                                    DEVELOPING
                                                                                         BASIC        CAPITAL       DOMESTIC
                                                                         AMERICAN        VALUE        MARKETS         MONEY
                                                                         BALANCED        FOCUS         FOCUS         MARKET
                                                                           FUND          FUND          FUND           FUND



INVESTMENT INCOME (NOTES 1D & 1E):


Interest and discount earned*. . . . . . . . . . . . . . . . . . .      $ 7,031,460    $ 1,154,160   $ 1,080,022    $19,295,095

Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,141,936      4,379,125       649,244             --

Other income. . . . . . . . . . . . . . . . . . . . . . . . . . . .              --             --            --            102
                                                                        -----------  ------------- -------------  -------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . . .       9,173,396      5,533,285     1,729,266     19,295,197
                                                                        -----------  ------------- -------------  -------------

--------------------------------------------------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .        1,045,146      1,414,380       434,062      1,598,551

Accounting services (Note 2). . . . . . . . . . . . . . . . . . . .          41,190         57,905        13,359         86,535

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . .          21,196         29,519       108,500         21,423

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .           19,957         17,625         7,788         37,201

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .            5,318         29,048         5,957          5,090

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . . .           5,006          5,031         5,006          5,005

Directors' fees and expenses. . . . . . . . . . . . . . . . . . . .           4,229          4,108            --          8,337

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . . .             642            229         5,393             --

Amortization of organization expenses (Note 1f). . . . . . . . . .               --            720            --          1,340

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            8,204          7,084        12,264          5,292
                                                                        -----------  ------------- -------------  -------------

Total expenses before reimbursement. . . . . . . . . . . . . . . .        1,150,888      1,565,649       592,329      1,768,774

Reimbursement of expenses (Note 2). . . . . . . . . . . . . . . . .              --             --       (49,477)            --
                                                                        -----------  ------------- -------------  -------------

Expenses after reimbursement. . . . . . . . . . . . . . . . . . . .       1,150,888      1,565,649       542,852      1,768,774
                                                                        -----------  ------------- -------------  -------------

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .       8,022,508      3,967,636     1,186,414     17,526,423
                                                                        -----------  ------------- -------------  -------------

--------------------------------------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain (loss) on investments--net. . . . . . . . . . . . . .        (311,392)    13,595,994    (3,328,623)        44,778

Realized gain on foreign currency transactions--net. . . . . . . .               --             --       198,982             --

Change in unrealized appreciation/depreciation on investments--net.      27,587,655     34,077,480     1,803,393        334,598

Change in unrealized appreciation/depreciation on foreign currency

transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .              --             --           (60)            --

                                                                        -----------  ------------- -------------  -------------

Total realized and unrealized gain (loss) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . .      27,276,263     47,673,474    (1,326,308)       379,376
                                                                        -----------  ------------- -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      35,298,771     51,641,110      (139,894)    17,905,799
                                                                        -----------  ------------- -------------  -------------
                                                                        -----------  ------------- -------------  -------------

--------------------------------------------------------------------------------------------------------------------------------


*Net of withholding tax on interest. . . . . . . . . . . . . . . .      $        --    $        --   $        --    $        --
                                                                        -----------  ------------- -------------  -------------
                                                                        -----------  ------------- -------------  -------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .
                                                                        $        --    $    14,182   $    59,140    $        --
                                                                        -----------  ------------- -------------  -------------
                                                                        -----------  ------------- -------------  -------------

--------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (CONTINUED)



                                                                                                      GLOBAL         GLOBAL
                                                                         EQUITY      FLEXIBLE        STRATEGY        UTILITY
                                                                         GROWTH      STRATEGY         FOCUS           FOCUS
                                                                          FUND         FUND            FUND           FUND



INVESTMENT INCOME (NOTES 1D & 1E):


Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $ 1,754,524   $ 8,453,860    $ 14,006,863    $   612,220

Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,038,745     2,824,136       6,858,616      6,220,288

Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .               --        17,632              --             --
                                                                       ----------- -------------  --------------  -------------

Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .        3,793,269    11,295,628      20,865,479      6,832,508
                                                                       ----------- -------------  --------------  -------------

---------------------------------------------------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .       1,852,641     1,941,598       3,348,535        803,260

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .           34,750        62,945         161,121         44,871

Accounting services (Note 2). . . . . . . . . . . . . . . . . . .           61,209        68,096         121,656         20,432

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .          20,382        30,654          51,124          9,425

Directors' fees and expenses. . . . . . . . . . . . . . . . . . .            4,303         6,749          12,679          3,086

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .          20,246            --              --             --

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .            5,008         4,952           4,956          4,709

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .               --         5,283           7,426          3,454

Amortization of organization expenses (Note 1f). . . . . . . . . .              --            --           2,680            863

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,128         8,648           9,248             --
                                                                       ----------- -------------  --------------  -------------

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . .        2,007,667     2,128,925       3,719,425        890,100
                                                                       ----------- -------------  --------------  -------------

Investment income--net. . . . . . . . . . . . . . . . . . . . . .        1,785,602     9,166,703      17,146,054      5,942,408
                                                                       ----------- -------------  --------------  -------------

---------------------------------------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN

CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain (loss) on investments--net. . . . . . . . . . . . .       45,385,878    25,472,110     (19,049,909)    (2,381,425)

Realized gain (loss) on foreign currency transactions--net. . . .               --     1,579,908      (4,330,143)         1,247

Change in unrealized appreciation/depreciation on investments--net      44,941,516    11,829,508      49,029,900     26,080,420

Change in unrealized appreciation/depreciation on foreign currency

transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .               --        (6,929)      9,132,728         10,320

                                                                       ----------- -------------  --------------  -------------

Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .       90,327,394    38,874,597      34,782,576     23,710,562
                                                                       ----------- -------------  --------------  -------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $92,112,996   $48,041,300    $ 51,928,630    $29,652,970
                                                                       ----------- -------------  --------------  -------------
                                                                       ----------- -------------  --------------  -------------

---------------------------------------------------------------------------------------------------------------------------------


*Net of withholding tax on interest. . . . . . . . . . . . . . . .     $        --   $        --    $     50,929    $        --
                                                                       ----------- -------------  --------------  -------------
                                                                       ----------- -------------  --------------  -------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .
                                                                       $        --   $    84,307    $    535,933    $   293,663
                                                                       ----------- -------------  --------------  -------------
                                                                       ----------- -------------  --------------  -------------


---------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (CONTINUED)


                                                                          HIGH      INTERMEDIATE
                                                                         CURRENT     GOVERNMENT     INTERNATIONAL
                                                                         INCOME         BOND             BOND
                                                                          FUND          FUND             FUND



INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $31,843,555    $ 1,796,464      $    829,012

Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .         402,769             --                --

Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .          370,896             --                --
                                                                       ----------- --------------  ----------------

Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .       32,617,220      1,796,464           829,012
                                                                       ----------- --------------  ----------------

---------------------------------------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .       1,551,098        143,117            70,573

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .           31,881         12,551            15,491

Accounting services (Note 2). . . . . . . . . . . . . . . . . . .           71,607          8,115             5,246

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .          28,860          5,368             7,829

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .          15,984          8,606             1,233

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .            5,052          5,022             5,006

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .            8,781            454                --

Directors' fees and expenses. . . . . . . . . . . . . . . . . . .            6,296             --                --

Amortization of organization expenses (Note 1f). . . . . . . . . .              --             --               800

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,300          6,772             6,083
                                                                       ----------- --------------  ----------------

Total expenses before reimbursement. . . . . . . . . . . . . . . .       1,727,859        190,005           112,261

Reimbursement of expenses (Note 2). . . . . . . . . . . . . . . .               --       (190,005)         (112,261)
                                                                       ----------- --------------  ----------------

Expenses after reimbursement. . . . . . . . . . . . . . . . . . .        1,727,859             --                --
                                                                       ----------- --------------  ----------------

Investment income--net. . . . . . . . . . . . . . . . . . . . . .       30,889,361      1,796,464           829,012
                                                                       ----------- --------------  ----------------

---------------------------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain (loss) on investments--net. . . . . . . . . . . . .          589,358        192,982           333,867

Realized loss on foreign currency transactions--net. . . . . . . .              --             --          (132,668)

Change in unrealized appreciation/depreciation on investments--net      16,336,511      2,024,581           667,859

Change in unrealized appreciation/depreciation on foreign currency

transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .               --             --            67,361

                                                                       -----------     ----------       -----------
Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .       16,925,869      2,217,563           936,419
                                                                       ----------- --------------  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $47,815,230    $ 4,014,027      $  1,765,431
                                                                       ----------- --------------  ----------------
                                                                       ----------- --------------  ----------------


---------------------------------------------------------------------------------------------------------------------


*Net of withholding tax on interest. . . . . . . . . . . . . . . .     $        --    $        --      $      3,338
                                                                       ----------- --------------  ----------------
                                                                       ----------- --------------  ----------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .
                                                                       $        --    $        --      $         --
                                                                       ----------- --------------  ----------------
                                                                       ----------- --------------  ----------------


---------------------------------------------------------------------------------------------------------------------


                                                                     INTERNATIONAL
                                                                        EQUITY
                                                                         FOCUS
                                                                         FUND



INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $  3,641,750

Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,247,788

Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .             2,110
                                                                    ---------------

Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .         6,891,648
                                                                    ---------------








-------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .        1,817,721

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .           240,690

Accounting services (Note 2). . . . . . . . . . . . . . . . . . .            54,687

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .           22,282

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .               --

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .             4,987

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .             9,410

Directors' fees and expenses. . . . . . . . . . . . . . . . . . .             5,734

Amortization of organization expenses (Note 1f). . . . . . . . . .            1,383

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,142
                                                                    ---------------

Total expenses before reimbursement. . . . . . . . . . . . . . . .        2,163,036

Reimbursement of expenses (Note 2). . . . . . . . . . . . . . . .                --
                                                                    ---------------

Expenses after reimbursement. . . . . . . . . . . . . . . . . . .         2,163,036
                                                                    ---------------

Investment income--net. . . . . . . . . . . . . . . . . . . . . .         4,728,612
                                                                    ---------------




















-------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain (loss) on investments--net. . . . . . . . . . . . .        (7,381,797)

Realized loss on foreign currency transactions--net. . . . . . . .          (35,666)

Change in unrealized appreciation/depreciation on investments--net       15,123,591

Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .           461,950
                                                                        -----------
Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .         8,168,078
                                                                    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 12,896,690
                                                                    ---------------
                                                                    ---------------












-------------------------------------------------------------------------------------


*Net of withholding tax on interest. . . . . . . . . . . . . . . .     $         --
                                                                    ---------------
                                                                    ---------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .
                                                                       $    412,462
                                                                    ---------------
                                                                    ---------------








-------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (CONTINUED)


                                                                         NATURAL
                                                                        RESOURCES        PRIME        QUALITY
                                                                          FOCUS          BOND          EQUITY
                                                                           FUND          FUND           FUND



INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned. . . . . . . . . . . . . . . . . . .       $   242,595    $32,558,262   $  5,420,683

Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .          838,050             --      8,088,307

Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .                --        311,307             --
                                                                       ------------  ------------- --------------

Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .         1,080,645     32,869,569     13,508,990
                                                                       ------------  ------------- --------------

------------------------------------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .          277,494      1,964,869      2,505,030

Accounting services (Note 2). . . . . . . . . . . . . . . . . . .             6,986         97,176        126,438

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .            23,939         45,235         54,907

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .            7,496         43,392         47,862

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .              586          6,275         27,220

Directors' fees and expenses. . . . . . . . . . . . . . . . . . .               563          9,670         11,597

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .             5,004          5,005          4,931

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .             5,422          6,805            225

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,583          9,562          9,674
                                                                       ------------  ------------- --------------

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . .           335,073      2,187,989      2,787,884
                                                                       ------------  ------------- --------------

Investment income--net. . . . . . . . . . . . . . . . . . . . . .           745,572     30,681,580     10,721,106
                                                                       ------------  ------------- --------------

------------------------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain on investments--net. . . . . . . . . . . . . . . . .          797,739      2,850,926     84,589,225

Realized loss on foreign currency transactions--net. . . . . . . .           (8,179)            --             --

Change in unrealized appreciation/depreciation on investments--net        3,506,869     46,631,310     17,627,851

Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .                82             --             --
                                                                       ------------  ------------- --------------

Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .         4,296,511     49,482,236    102,217,076
                                                                       ------------  ------------- --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . .       $ 5,042,083    $80,163,816    112,938,182
                                                                       ------------  ------------- --------------
                                                                       ------------  ------------- --------------


------------------------------------------------------------------------------------------------------------------


**Net of withholding tax on dividends. . . . . . . . . . . . . . .      $    58,820    $        --   $    111,328
                                                                       ------------  ------------- --------------
                                                                       ------------  ------------- --------------

------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (CONCLUDED)


                                                                                      WORLD
                                                                        RESERVE      INCOME
                                                                         ASSETS       FOCUS
                                                                          FUND        FUND



INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $1,748,915   $ 7,350,623

Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --        26,246

Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .              --       103,874
                                                                       ---------- -------------

Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .       1,748,915     7,480,743
                                                                       ---------- -------------

------------------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .        144,618       464,049

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .          12,967        23,244

Accounting services (Note 2). . . . . . . . . . . . . . . . . . .             738        11,786

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .          5,439         6,781

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .           4,848         4,911

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .              --         7,712

Directors' fees and expenses. . . . . . . . . . . . . . . . . . .             613         1,494

Amortization of organization expenses (Note 1f). . . . . . . . . .             --         1,578

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,198         6,197
                                                                       ---------- -------------

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . .         176,421       527,752
                                                                       ---------- -------------

Investment income--net. . . . . . . . . . . . . . . . . . . . . .       1,572,494     6,952,991
                                                                       ---------- -------------

------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain on investments--net. . . . . . . . . . . . . . . . .         10,309       846,540

Realized loss on foreign currency transactions--net. . . . . . . .             --      (336,253

Change in unrealized appreciation/depreciation on investments--net         41,873     4,273,121

Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .              --       229,617
                                                                       ---------- -------------

Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .          52,182     5,013,025
                                                                       ---------- -------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,624,676   $11,966,016
                                                                       ---------- -------------
                                                                       ---------- -------------

------------------------------------------------------------------------------------------------


*Net of withholding tax on interest. . . . . . . . . . . . . . . .     $       --   $    60,326
                                                                       ---------- -------------
                                                                       ---------- -------------

------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS





                                                                               AMERICAN BALANCED FUND
                                                                     -------------------------------------------



                                                                                 FOR THE YEAR ENDED
                                                                                    DECEMBER 31,
                                                                     -------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                            1995                    1994
----------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . .   $              8,022,508     $    5,743,492

Realized gain (loss) on investments and foreign currency                            (311,392)          (634,222)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . .                 27,587,655        (11,011,500)
                                                                     ------- ---------------      -- ----------

Net increase (decrease) in net assets resulting from operations. .                35,298,771         (5,902,230)
                                                                     ------- ---------------      -- ----------
----------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . .                 (7,173,644)        (3,724,806)

Realized gain on investments--net. . . . . . . . . . . . . . . . .                        --                 --

In excess of realized gain on investments--net. . . . . . . . . .                         --           (382,403)
                                                                     ------- ---------------      -- ----------

Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . . .                (7,173,644)        (4,107,209)
                                                                     ------- ---------------      -- ----------
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share transactions                25,836,347         53,540,259
                                                                     ------- ---------------      -- ----------
----------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . .                 53,961,474         43,530,820

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . .               158,950,740        115,419,920
                                                                     ------- ---------------      -- ----------

End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $            212,912,214     $  158,950,740
                                                                    ------------------------     --------------
                                                                    ------------------------     --------------
----------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . .  $              4,146,614     $    3,297,750
                                                                    ------------------------     --------------
                                                                    ------------------------     --------------
----------------------------------------------------------------------------------------------------------------



                                                                               BASIC VALUE FOCUS FUND
                                                                     -------------------------------------------


                                                                                 FOR THE YEAR ENDED
                                                                                    DECEMBER 31,

                                                                    --------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                            1995                    1994
----------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . .   $              3,967,636     $    2,366,053

Realized gain (loss) on investments and foreign currency                          13,595,994          7,037,711
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . .                 34,077,480         (6,328,115)
                                                                     ------- ---------------      -- ----------


Net increase (decrease) in net assets resulting from operations. .                51,641,110          3,075,649
                                                                     ------- ---------------      -- ----------

----------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . .                 (3,296,595)          (928,253)

Realized gain on investments--net. . . . . . . . . . . . . . . . .                (7,106,929)                --

In excess of realized gain on investments--net. . . . . . . . . .                         --                 --
                                                                     ------- ---------------      -- ----------


Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . . .               (10,403,524)          (928,253)
                                                                     ------- ---------------      -- ----------

----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share transactions               100,918,588        114,952,060
                                                                     ------- ---------------      -- ----------

----------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . .                142,156,174        117,099,456

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . .               164,306,719         47,207,263
                                                                     ------- ---------------      -- ----------


End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $            306,462,893     $  164,306,719
                                                                    ------------------------     --------------
                                                                    ------------------------     --------------


----------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . .  $              2,262,426     $    1,591,385
                                                                    ------------------------     --------------
                                                                    ------------------------     --------------


----------------------------------------------------------------------------------------------------------------



102                                                                         103

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)




                                                                                     DEVELOPING CAPITAL
                                                                                     MARKETS FOCUS FUND
                                                                        ---------------------------------------------





                                                                           FOR THE YEAR             FOR THE PERIOD
                                                                               ENDED                 MAY 2, 1994+
                                                                           DEC. 31, 1995           TO DEC. 31, 1994
                                                                                            -----

INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $           1,186,414     $         330,561

Realized gain (loss) on investments and foreign currency                          (3,129,641)             (672,256)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . . .              1,803,333            (2,345,177)

                                                                        ------ -------------      ---- -----------

Net increase (decrease) in net assets resulting from operations. . .                (139,894)           (2,686,872)
                                                                        ------ -------------      ---- -----------
---------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .               (332,002)                   --

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                      --                    --
                                                                        ------ -------------      ---- -----------

Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                (332,002)                   --
                                                                        ------ -------------      ---- -----------
---------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                  19,004,774            31,362,624
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------ -------------      ---- -----------
---------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .              18,532,878            28,675,752

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .              36,675,752             8,000,000
                                                                        ------ -------------      ---- -----------

End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $          55,208,630     $      36,675,752
                                                                       ---------------------     -----------------
                                                                       ---------------------     -----------------
---------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .   $           1,184,973     $         330,561
                                                                       ---------------------     -----------------
                                                                       ---------------------     -----------------
---------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.



                                                                                          DOMESTIC MONEY
                                                                                            MARKET FUND
                                                                        ----------------------------------------------------













                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                    1995                         1994
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                       17,526,423     $   11,419,926

Realized gain (loss) on investments and foreign currency                                           44,778              5,347
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . . .                             334,598           (199,049)

                                                                        ------------ --------------------      -- ----------


Net increase (decrease) in net assets resulting from operations. . .                           17,905,799         11,226,224
                                                                        ------------ --------------------      -- ----------

------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                         (17,526,423)       (11,419,926)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                             (44,778)             (5,347)
                                                                        ------------ --------------------      -- ----------


Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                          (17,571,201)       (11,425,273)
                                                                        ------------ --------------------      -- ----------

------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                              (59,621,869)       192,866,796
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ --------------------      -- ----------

------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .                          (59,287,271)       192,667,747

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .                          363,199,100        170,531,353
                                                                        ------------ --------------------      -- ----------


End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      303,911,829     $  363,199,100
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------


------------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .   $                               --     $           --
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------


------------------------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.





                                                                                        EQUITY GROWTH FUND
                                                                        ----------------------------------------------------
















                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                    1995                         1994
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                        1,785,602     $      383,328

Realized gain (loss) on investments and foreign currency                                       45,385,878         (1,981,763)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . . .                          44,941,516         (8,755,921)

                                                                        ------------ --------------------      -- ----------



Net increase (decrease) in net assets resulting from operations. . .                           92,112,996        (10,354,356)
                                                                        ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                            (889,063)                --

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                                   --           (895,916)
                                                                        ------------ --------------------      -- ----------



Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                             (889,063)          (895,916)
                                                                        ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                               78,653,598         82,317,471
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .                          169,877,531         71,067,199

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .                          170,043,623         98,976,424
                                                                        ------------ --------------------      -- ----------



End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      339,921,154     $  170,043,623
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------




-----------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .   $                        1,279,867     $      383,328
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------




-----------------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.



104                                                                         105

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)





                                                                                            FLEXIBLE STRATEGY FUND
                                                                             -----------------------------------------------------


                                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                             -----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                         1995                         1994
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $                        9,166,703     $    6,185,965

Realized gain (loss) on investments and foreign currency transactions--net                          27,052,018          4,744,740


Change in unrealized appreciation/depreciation on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                           11,822,579        (21,104,289)

                                                                             ------------ --------------------      -- ----------

Net increase (decrease) in net assets resulting from operations. . . . . .                          48,041,300        (10,173,584)
                                                                             ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                           (8,045,358)        (4,296,790)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .                          (5,055,924)        (6,450,353)

In excess of realized gain on investments--net. . . . . . . . . . . . . .                                   --                 --
                                                                             ------------ --------------------      -- ----------

Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          (13,101,282)       (10,747,143)
                                                                             ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                                    10,795,379        100,642,477
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                           45,735,397         79,721,750

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         274,498,266        194,776,516
                                                                             ------------ --------------------      -- ----------

End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      320,233,663     $  274,498,266
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------
----------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . . . . .  $                        4,603,408     $    3,474,388
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------
----------------------------------------------------------------------------------------------------------------------------------



                                                                                         GLOBAL STRATEGY FOCUS FUND
                                                                             ----------------------------------------------------



                                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                         1995                         1994
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $                       17,146,054     $   12,299,420

Realized gain (loss) on investments and foreign currency transactions--net                         (23,380,052)          (202,960)


Change in unrealized appreciation/depreciation on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                           58,162,628        (23,383,348)

                                                                             ------------ --------------------      -- ----------


Net increase (decrease) in net assets resulting from operations. . . . . .                          51,928,630        (11,286,888)
                                                                             ------------ --------------------      -- ----------

------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                          (16,913,134)        (6,805,684)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .                                  --         (1,046,779)

In excess of realized gain on investments--net. . . . . . . . . . . . . .                             (199,509)          (169,671)
                                                                             ------------ --------------------      -- ----------


Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          (17,112,643)        (8,022,134)
                                                                             ------------ --------------------      -- ----------

------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                                    (9,981,690)       265,089,157
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ --------------------      -- ----------

----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                           24,834,297        245,780,135

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         515,407,316        269,627,181
                                                                             ------------ --------------------      -- ----------


End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      540,241,613     $  515,407,316
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------


----------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . . . . .  $                        7,489,615     $    7,256,695
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------


------------------------------------------------------------------------------------------------------------------------------------





                                                                                          GLOBAL UTILITY FOCUS FUND
                                                                             ----------------------------------------------------




                                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                         1995                         1994
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $                        5,942,408     $    4,762,634

Realized gain (loss) on investments and foreign currency transactions--net                          (2,380,178)        (1,481,987)


Change in unrealized appreciation/depreciation on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                           26,090,740        (14,255,796)

                                                                             ------------ --------------------      -- ----------




Net increase (decrease) in net assets resulting from operations. . . . . .                          29,652,970        (10,975,149)
                                                                             ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                           (5,144,108)        (3,959,983)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .                                  --                 --

In excess of realized gain on investments--net. . . . . . . . . . . . . .                                   --            (33,522)
                                                                             ------------ --------------------      -- ----------



Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           (5,144,108)        (3,993,505)
                                                                             ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                                    (2,526,392)        36,694,148
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                           21,982,470         21,725,494

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         126,242,807        104,517,313
                                                                             ------------ --------------------      -- ----------



End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      148,225,277     $  126,242,807
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------




-----------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . . . . .  $                        2,159,534     $    1,361,234
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------





-----------------------------------------------------------------------------------------------------------------------------------














INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .

Realized gain (loss) on investments and foreign currency transactions--net


Change in unrealized appreciation/depreciation on investments and foreign currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .




Net increase (decrease) in net assets resulting from operations. . . . . .



----------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .

In excess of realized gain on investments--net. . . . . . . . . . . . . .




Net decrease in net assets resulting from dividends and distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



----------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


----------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .




End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .






----------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . . . . .







----------------------------------------------------------------------------



106                                                                         107

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)





                                                                                 ------------------------------------------


















                                                                                       HIGH CURRENT INCOME FUND
                                                                            -----------------------------------------------


                                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                                            ------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                             1995 1994
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $         30,889,361        $         21,977,178

Realized gain (loss) on investments and foreign currency transactions--net              589,358                  (1,918,504)

Change in unrealized appreciation/depreciation on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .            16,336,511                 (28,517,478)

                                                                            ----- -------------         ----- -------------

Net increase (decrease) in net assets resulting from operations. . . . .             47,815,230                  (8,458,804)
                                                                            ----- -------------         ----- -------------
----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .           (30,645,264)                (20,563,966)
                                                                            ----- -------------         ----- -------------

Net decrease in net assets resulting from dividends to shareholders. . .            (30,645,264)                (20,563,966)
                                                                            ----- -------------         ----- -------------
---------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share transactions. . . .            83,463,234                 121,313,338
                                                                            ----- -------------         ----- -------------
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .           100,633,200                  92,290,568

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .            255,718,740                 163,428,172
                                                                            ----- -------------         ----- -------------

End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $        356,351,940        $        255,718,740
                                                                           --------------------        --------------------
                                                                           --------------------        --------------------
----------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . . . .   $          2,822,298        $          2,509,684
                                                                           --------------------        --------------------
                                                                           --------------------        --------------------
----------------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.


                                                                                           INTERMEDIATE
                                                                                       GOVERNMENT BOND FUND
                                                                            --------------------------------------------























                                                                                FOR THE YEAR            FOR THE PERIOD
                                                                                    ENDED               MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSETS:                                              DEC. 31, 1995     -----  DEC. 31, 1994  -----------
--------------------------------------------------------------------------------------------------     -----------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $             1,796,464     $         295,427

Realized gain (loss) on investments and foreign currency transactions--net                 192,982               (55,316)

Change in unrealized appreciation/depreciation on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                2,024,581               (60,742)

                                                                            ------- --------------      ---- -----------


Net increase (decrease) in net assets resulting from operations. . . . .                 4,014,027               179,369
                                                                            ------- --------------      ---- -----------

-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .               (1,670,786)             (222,052)
                                                                            ------- --------------      ---- -----------


Net decrease in net assets resulting from dividends to shareholders. . .                (1,670,786)             (222,052)
                                                                            ------- --------------      ---- -----------

-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share transactions. . . .               20,842,535            15,853,334
                                                                            ------- --------------      ---- -----------

-----------------------------------------------------------------------------------------------------------------------------------




NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .               23,185,776            15,810,651

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .                17,810,651             2,000,000
                                                                            ------- --------------      ---- -----------


End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            40,996,427     $      17,810,651
                                                                           -----------------------     -----------------
                                                                           -----------------------     -----------------


-----------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . . . .   $               199,053     $          73,375
                                                                           -----------------------     -----------------
                                                                           -----------------------     -----------------


-----------------------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.




                                                                                       INTERNATIONAL BOND FUND
                                                                            -----------------------------------------------
























                                                                                 FOR THE YEAR              FOR THE PERIOD
                                                                                     ENDED                MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSETS:                                               DEC. 31, 1995      -----  DEC. 31, 1994



----------------------------------------------------------------------------------------------------     ------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $                 829,012     $          325,753

Realized gain (loss) on investments and foreign currency transactions--net                   201,199                (98,691)

Change in unrealized appreciation/depreciation on investments and foreign

currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                    735,220               (163,684)

                                                                            -------- ---------------      ----- -----------



Net increase (decrease) in net assets resulting from operations. . . . .                   1,765,431                 63,378
                                                                            -------- ---------------      ----- -----------


----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                   (795,220)              (271,353)
                                                                            -------- ---------------      ----- -----------




Net decrease in net assets resulting from dividends to shareholders. . .                    (795,220)              (271,353)
                                                                            -------- ---------------      ----- -----------


----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share transactions. . . .                  7,217,039              5,141,269
                                                                            -------- ---------------      ----- -----------


----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                  8,187,250              4,933,294

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .                   9,933,294              5,000,000
                                                                            -------- ---------------      ----- -----------



End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $              18,120,544     $        9,933,294
                                                                           -------------------------     ------------------
                                                                           -------------------------     ------------------




---------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . . . .   $                  88,192     $           54,400
                                                                           -------------------------     ------------------
                                                                           -------------------------     ------------------




----------------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.



108                                                                         109

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)




                                                                                        INTERNATIONAL EQUITY
                                                                                             FOCUS FUND
                                                                        -----------------------------------------------------


                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                    1995                         1994
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                        4,728,612     $    1,973,400

Realized gain (loss) on investments and foreign currency                                       (7,417,463)         3,850,217
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . . .                          15,585,541        (10,680,341)

                                                                        ------------ --------------------      -- ----------

Net increase (decrease) in net assets resulting from operations. . .                           12,896,690         (4,856,724)
                                                                        ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                            (151,930)        (1,644,756)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                           (3,904,078)           (61,190)

In excess of realized gain on investments--net. . . . . . . . . . . .                          (5,275,618)                --
                                                                        ------------ --------------------      -- ----------

Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                           (9,331,626)        (1,705,946)
                                                                        ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                               14,153,402        177,540,023
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . .                          17,718,466        170,977,353

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                          247,883,775         76,906,422
                                                                        ------------ --------------------      -- ----------

End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      265,602,241     $  247,883,775
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------
-----------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . .   $                        4,974,839     $      382,131
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------
-----------------------------------------------------------------------------------------------------------------------------



                                                                                         NATURAL RESOURCES
                                                                                             FOCUS FUND
                                                                        -----------------------------------------------------



                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                   1995                          1994
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                         745,572      $       526,129

Realized gain (loss) on investments and foreign currency                                         789,560              102,053
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . . .                          3,506,951             (810,365)

                                                                        ------------ -------------------       --- ----------


Net increase (decrease) in net assets resulting from operations. . .                           5,042,083             (182,183)
                                                                        ------------ -------------------       --- ----------

-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                           (719,125)            (319,496)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                            (116,046)                  --

In excess of realized gain on investments--net. . . . . . . . . . . .                                 --                   --
                                                                        ------------ -------------------       --- ----------


Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                            (835,171)            (319,496)
                                                                        ------------ -------------------       --- ----------

-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                                (819,422)          25,438,978
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ -------------------       --- ----------

-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . .                          3,387,490           24,937,299

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                          39,714,861           14,777,562
                                                                        ------------ -------------------       --- ----------


End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      43,102,351      $    39,714,861
                                                                       ---------------------------------      ---------------
                                                                       ---------------------------------      ---------------


-----------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . .   $                         315,714      $       289,267
                                                                       ---------------------------------      ---------------
                                                                       ---------------------------------      ---------------


-----------------------------------------------------------------------------------------------------------------------------------





                                                                                          PRIME BOND FUND
                                                                        ----------------------------------------------------




                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                    1995                         1994
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                       30,681,580     $   24,851,838

Realized gain (loss) on investments and foreign currency                                        2,850,926        (18,783,776)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . . .                          46,631,310        (23,383,983)

                                                                        ------------ --------------------      -- ----------



Net increase (decrease) in net assets resulting from operations. . .                           80,163,816        (17,315,921)
                                                                        ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                         (30,585,478)       (23,986,615)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                                   --                 --

In excess of realized gain on investments--net. . . . . . . . . . . .                                  --         (4,204,953)
                                                                        ------------ --------------------      -- ----------



Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                          (30,585,478)       (28,191,568)
                                                                        ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                               49,025,455        122,650,200
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ --------------------      -- ----------


-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . .                          98,603,793         77,142,711

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                          391,234,175        314,091,464
                                                                        ------------ --------------------      -- ----------



End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      489,837,968     $  391,234,175
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------





-----------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . .   $                        2,495,885     $    2,399,783
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------




-----------------------------------------------------------------------------------------------------------------------------



110                                                                         111

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)




                                                                                       QUALITY EQUITY FUND
                                                                       -----------------------------------------------------



                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                   1995                         1994
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $                       10,721,106     $    5,564,058

Realized gain (loss) on investments and foreign currency                                      84,589,225         10,329,187
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . .                           17,627,851        (20,646,284)

                                                                       ------------ --------------------      -- ----------

Net increase (decrease) in net assets resulting from operations. . .                         112,938,182         (4,753,039)
                                                                       ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .                           (8,042,730)        (3,345,688)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                          (9,959,874)        (7,187,525)

In excess of realized gain on investments--net. . . . . . . . . . .                                   --                 --
                                                                       ------------ --------------------      -- ----------

Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                         (18,002,604)       (10,533,213)
                                                                       ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                              85,255,141        170,226,497
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .                         180,190,719        154,940,245

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                         464,359,882        309,419,637
                                                                       ------------ --------------------      -- ----------

End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      644,550,601     $  464,359,882
                                                                      ----------------------------------     --------------
                                                                      ----------------------------------     --------------
----------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .  $                        6,008,129     $    3,329,753
                                                                      ----------------------------------     --------------
                                                                      ----------------------------------     --------------
----------------------------------------------------------------------------------------------------------------------------



                                                                                       RESERVE ASSETS FUND
                                                                       -----------------------------------------------------




                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                                                                            --------

INCREASE (DECREASE) IN NET ASSETS:                                                  1995                          1994
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $                       1,572,494      $     1,248,878

Realized gain (loss) on investments and foreign currency                                         10,309                1,901
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . .                              41,873              (35,001)

                                                                       ------------ -------------------       --- ----------


Net increase (decrease) in net assets resulting from operations. . .                          1,624,676            1,215,778
                                                                       ------------ -------------------       --- ----------

------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .                          (1,572,494)          (1,248,878)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                            (10,309)              (1,901)

In excess of realized gain on investments--net. . . . . . . . . . .                                  --                   --
                                                                       ------------ -------------------       --- ----------


Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                         (1,582,803)          (1,250,779)
                                                                       ------------ -------------------       --- ----------

------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                             (6,688,035)           2,063,127
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ -------------------       --- ----------

------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .                         (6,646,162)           2,028,126

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                         32,196,031           30,167,905
                                                                       ------------ -------------------       --- ----------


End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      25,549,869      $    32,196,031
                                                                      ---------------------------------      ---------------
                                                                      ---------------------------------      ---------------


------------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .  $                              --      $            --
                                                                      ---------------------------------      ---------------
                                                                      ---------------------------------      ---------------



------------------------------------------------------------------------------------------------------------------------------------




                                                                                     WORLD INCOME FOCUS FUND
                                                                       -----------------------------------------------------





                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                  1995                          1994
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $                       6,952,991      $     5,733,672

Realized gain (loss) on investments and foreign currency                                        510,287           (3,236,703)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .


Change in unrealized appreciation/depreciation on investments and

foreign currency transactions--net. . . . . . . . . . . . . . . . .                           4,502,738           (5,553,092)

                                                                       ------------ -------------------       --- ----------



Net increase (decrease) in net assets resulting from operations. . .                         11,966,016           (3,056,123)
                                                                       ------------ -------------------       --- ----------


-----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .                          (6,851,555)          (5,598,199)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                                 --                   --

In excess of realized gain on investments--net. . . . . . . . . . .                                  --             (101,589)
                                                                       ------------ -------------------       --- ----------



Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                         (6,851,555)          (5,699,788)
                                                                       ------------ -------------------       --- ----------


-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                              1,580,255           33,168,379
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ -------------------       --- ----------


-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .                          6,694,716           24,412,468

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                         75,149,916           50,737,448
                                                                       ------------ -------------------       --- ----------



End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      81,844,632      $    75,149,916
                                                                      ---------------------------------      ---------------
                                                                      ---------------------------------      ---------------




-----------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .  $                         619,777      $       409,286
                                                                      ---------------------------------      ---------------
                                                                      ---------------------------------      ---------------




-----------------------------------------------------------------------------------------------------------------------------



112                                                                         113

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS









THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                            AMERICAN BALANCED FUND
                                                                -----------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:                              1995        1994        1993        1992       1991




PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of year                                 $  13.08   $   14.08   $   12.85   $  12.82   $  11.26

                                                                   --------  ----------  ----------  ---------  ---------


Investment income--net                                                  .59         .48         .32        .31        .47



Realized and unrealized gain (loss) on investments and foreign

 currency transactions--net                                            2.06       (1.06)       1.37        .37       1.76

                                                                   --------  ----------  ----------  ---------  ---------


Total from investment operations                                       2.65        (.58)       1.69        .68       2.23
                                                                   --------  ----------  ----------  ---------  ---------


Less dividends and distributions:
Investment income--net                                                 (.56)       (.37)       (.34)      (.37)      (.49)
Realized gain on investments--net                                        --          --)       (.12)      (.28)      (.18)
In excess of realized gain on investments--net                           --        (.05          --         --         --
                                                                   --------  ----------  ----------  ---------  ---------


Total dividends and distributions                                      (.56)       (.42)       (.46)      (.65)      (.67)
                                                                   --------  ----------  ----------  ---------  ---------


Net asset value, end of year                                       $  15.17    $  13.08    $  14.08    $ 12.85    $ 12.82
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:*


Based on net asset value per share                                   20.81%      (4.19%)     13.49%      5.72%     20.65%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                               .61%        .63%        .70%       .97%      1.20%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------


Investment income--net                                                4.22%       3.95%       3.20%      3.71%      4.16%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                             $212,912    $158,951    $115,420    $24,918    $ 7,937
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------


Portfolio turnover                                                   38.40%      35.36%      12.55%     36.34%     50.82%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


*Total investment returns exclude insurance-related fees and expenses.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS





















                                                                       BASIC VALUE FOCUS FUND
                                                          ------------------------------------------------

                                                        --------------------------------------------------





THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN              FOR THE YEAR ENDED
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                DECEMBER 31,
STATEMENTS.                                               ----------------------------    FOR THE PERIOD
                                                                                         JULY 1, 1993+ TO
                                                                                           DECEMBER 31,
                                                                                               1993
INCREASE (DECREASE) IN NET ASSET VALUE:                        1995          1994
----------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of period                         $  11.10       $  10.95         $  10.00
                                                             --------     ----------        ---------
                                                        --------------------------------------------------


Investment income--net                                            .18            .17              .04


Realized and unrealized gain on investments and foreign
 currency transactions--net                                      2.49            .08              .91
                                                             --------     ----------        ---------
                                                        --------------------------------------------------


Total from investment operations                                 2.67            .25              .95
                                                             --------     ----------        ---------


Less dividends and distributions:
Investment income--net                                           (.19)          (.10)              --
Realized gain on investments--net                                (.48)            --               --
                                                             --------     ----------        ---------
                                                        --------------------------------------------------


Total dividends and distributions                                (.67)          (.10)              --
                                                             --------     ----------        ---------


Net asset value, end of period                               $  13.10       $  11.10         $  10.95
                                                             - ------      -- ------         - ------
                                                             --------     ----------        ---------
----------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share                             25.49%          2.36%            9.50%++
                                                             - ------      -- ------         - ------
                                                             --------     ----------        ---------
----------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                         .66%           .72%             .86%*
                                                             - ------      -- ------         - ------
                                                             --------     ----------        ---------


Investment income--net                                          1.68%          2.08%            1.69%*
                                                             - ------      -- ------         - ------
                                                             --------     ----------        ---------
----------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                       $306,463       $164,307         $ 47,207
                                                             - ------      -- ------         - ------
                                                             --------     ----------        ---------
                                                        ------------------                              --


Portfolio turnover                                             74.10%         60.55%           30.86%
                                                             - ------      -- ------         - ------
                                                             --------     ----------        ---------
----------------------------------------------------------------------------------------------------------


* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of Operations.

++ Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS















                                                                                      DEVELOPING CAPITAL
                                                                                      MARKETS FOCUS FUND
                                                                           -----------------------------------------

                                                                         -------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                            FOR THE          FOR THE PERIOD
                                                                                YEAR ENDED         MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                                        DEC. 31, 1995        DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period. . . . . . . . . . . . . . . . . .         $       9.51          $  10.00
                                                                                ------------         ---------
                                                                         -------------------------------------------


Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                  .20               .09


Realized and unrealized loss on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . . .                  (.30)             (.58)
                                                                                ------------         ---------
                                                                         -------------------------------------------


Total from investment operations. . . . . . . . . . . . . . . . . . . .                 (.10)             (.49)
                                                                                ------------         ---------


Less dividends and distributions:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                 (.09)               --
Realized gain on investments--net. . . . . . . . . . . . . . . . . . .                                      --
                                                                                          --         ---------
                                                                                ------------
                                                                         -------------------------------------------


Total dividends and distributions. . . . . . . . . . . . . . . . . . .                  (.09)               --
                                                                                ------------         ---------


Net asset value, end of period. . . . . . . . . . . . . . . . . . . . .         $       9.32          $   9.51
                                                                                 -- --------          - ------
                                                                                ------------         ---------
--------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share. . . . . . . . . . . . . . . . . . .              (1.08%)            (4.90%)++
                                                                                 -- --------          - ------
                                                                                ------------         ---------
--------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses, net of reimbursement. . . . . . . . . . . . . . . . . . . . .                1.25%             1.29%*
                                                                                 -- --------          - ------
                                                                                ------------         ---------



Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1.36%             1.35%*
                                                                                 -- --------          - ------
                                                                                ------------         ---------


Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                2.73%             2.18%*
                                                                                 -- --------          - ------
                                                                                ------------         ---------
--------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands). . . . . . . . . . . . . . . . .         $     55,209          $ 36,676
                                                                                 -- --------          - ------
                                                                                ------------         ---------
                                                                         ------------------------                 --


Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . . . . .               62.53%            29.79%
                                                                                 -- --------          - ------
                                                                                ------------         ---------
--------------------------------------------------------------------------------------------------------------------


*Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+Commencement of Operations.

++ Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS


                                                                                 DOMESTIC MONEY MARKET FUND
                                                         ------------------------------------------------------------------















THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                           FOR THE YEAR ENDED
DERIVED                                                                        DECEMBER 31,
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.   ---------------------------------------------------------
                                                                                                                    FOR THE PERIOD
INCREASE (DECREASE) IN NET ASSET VALUE:                                                                             FEB. 20, 1992+
                                                                                                                     TO DEC. 31,


                                                                     1995                   1994          1993           1992
-----------------------------------------------------------------------------------------------------------------------------------




PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of period                             $         1.00            $   1.00      $   1.00       $   1.00

                                                         ----------------------          ----------    ----------      ---------


Investment income--net                                                    .0547               .0386         .0302          .0302



Realized and unrealized gain (loss) on investments and

 foreign currency transactions--net                                       .0012              (.0007)        .0005          .0013

                                                         ----------------------          ----------    ----------      ---------


Total from investment operations                                          .0559               .0379         .0307          .0315
                                                         ----------------------          ----------    ----------      ---------


Less dividends and distributions:
Investment income--net                                                   (.0547)             (.0386)       (.0302)        (.0302)
Realized gain on investments--net                                        (.0002)                 --        (.0005)        (.0010)
                                                         ----------------------          ----------    ----------      ---------


Total dividends and distributions                                        (.0549)             (.0386)       (.0307)        (.0312)
                                                         ----------------------          ----------    ----------      ---------


Net asset value, end of period                                   $         1.00            $   1.00      $   1.00       $   1.00
                                                          -------- ------------           -- ------     -- ------       - ------
                                                         ----------------------          ----------    ----------      ---------
-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share                                        5.64%               3.94%         3.10%          3.65%*
                                                          -------- ------------           -- ------     -- ------       - ------
                                                         ----------------------          ----------    ----------      ---------
-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses, net of reimbursement                                             .55%                .50%          .36%           .32%*
                                                          -------- ------------           -- ------     -- ------       - ------
                                                         ----------------------          ----------    ----------      ---------


Expenses                                                                   .55%                .57%          .63%           .88%*
                                                          -------- ------------           -- ------     -- ------       - ------
                                                         ----------------------          ----------    ----------      ---------


Investment income--net, and realized gain on                              5.50%               4.02%         3.03%          3.48%*
investments--net                                          -------- ------------           -- ------     -- ------       - ------
                                                         ----------------------          ----------    ----------      ---------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of period (in thousands)                         $      303,912            $363,199      $170,531       $ 41,128
                                                          -------- ------------           -- ------     -- ------       - ------
                                                         ----------------------          ----------    ----------      ---------
-----------------------------------------------------------------------------------------------------------------------------------


* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of Operations.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS









THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                           EQUITY GROWTH FUND
                                                                        -----------------------------------------------------------

                                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:                                      1995+       1994+      1993+       1992+       1991




PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of year                                         $  19.26   $   20.96   $  17.80    $  17.96   $  11.98

                                                                           --------  ----------  ---------   ---------  ---------


Investment income (loss)--net                                                   .17         .05       (.01)        .01        .09



Realized and unrealized gain (loss) on investments and foreign currency

 transactions--net                                                             8.64       (1.56)      3.17        (.10)      5.91

                                                                           --------  ----------  ---------   ---------  ---------


Total from investment operations                                               8.81       (1.51)      3.16        (.09)      6.00
                                                                           --------  ----------  ---------   ---------  ---------


Less dividends and distributions:
Investment income--net                                                        (.09)          --         --++      (.07)      (.02)
Realized gain on investments--net                                                --        (.19)        --          --         --
                                                                           --------  ----------  ---------   ---------  ---------



Total dividends and distributions                                             (.09)        (.19)        --        (.07)      (.02)
                                                                           --------  ----------  ---------   ---------  ---------


Net asset value, end of year                                               $  27.98    $  19.26    $ 20.96     $ 17.80    $ 17.96
                                                                           - ------   -- ------   -- -----    -- -----   -- -----
                                                                           --------  ----------  ---------   ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:*


Based on net asset value per share                                           45.90%      (7.27%)    17.78%       (.53%)    50.10%
                                                                           - ------   -- ------   -- -----    -- -----   -- -----
                                                                           --------  ----------  ---------   ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses, net of reimbursement                                                 .81%        .83%       .96%       1.18%      1.25%
                                                                           - ------   -- ------   -- -----    -- -----   -- -----
                                                                           --------  ----------  ---------   ---------  ---------


Expenses                                                                       .81%        .83%       .96%       1.18%      1.28%
                                                                           - ------   -- ------   -- -----    -- -----   -- -----
                                                                           --------  ----------  ---------   ---------  ---------


Investment income (loss)--net                                                  .72%        .27%      (.05%)       .04%       .51%
                                                                           - ------   -- ------   -- -----    -- -----   -- -----
                                                                           --------  ----------  ---------   ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                                     $339,921    $170,044    $98,976     $23,167    $11,318
                                                                           - ------   -- ------   -- -----    -- -----   -- -----
                                                                           --------  ----------  ---------   ---------  ---------


Portfolio turnover                                                           96.79%      88.48%    131.75%      98.64%     79.10%
                                                                           - ------   ---------   --------    -- -----   --------
                                                                           --------  ----------  ---------   ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------------


* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding during the period.

++ Amount is less than $.01 per share.





See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS









THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                             FLEXIBLE STRATEGY FUND
                                                                -------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:                               1995+        1994+       1993        1992       1991

-----------------------------------------------------------------------------------------------------------------------------




PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of year                                 $    14.70   $   16.19   $   14.15   $  14.79   $  12.55

                                                                   ----------  ----------  ----------  ---------  ---------


Investment income--net                                                    .47         .37         .28        .33        .47



Realized and unrealized gain (loss) on investments and foreign

 currency transactions--net                                              1.99       (1.02)       1.94        .25       2.52

                                                                   ----------  ----------  ----------  ---------  ---------


Total from investment operations                                         2.46        (.65)       2.22        .58       2.99
                                                                   ----------  ----------  ----------  ---------  ---------


Less dividends and distributions:
Investment income--net                                                   (.42)       (.30)       (.15)      (.54)      (.66)
Realized gain on investments--net                                        (.27)       (.54)       (.03)      (.68)      (.09)
                                                                   ----------  ----------  ----------  ---------  ---------


Total dividends and distributions                                        (.69)       (.84)       (.18)     (1.22)      (.75)
                                                                   ----------  ----------  ----------  ---------  ---------


Net asset value, end of year                                        $   16.47    $  14.70    $  16.19    $ 14.15    $ 14.79
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:*


Based on net asset value per share                                     17.40%      (4.20%)     15.80%      4.25%     24.98%
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                                 .71%        .73%        .80%       .90%       .96%
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------


Investment income--net                                                  3.07%       2.52%       2.26%      2.62%      3.51%
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                            $ 320,234    $274,498    $194,777    $82,549    $55,221
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------


Portfolio turnover                                                    135.83%      65.54%      56.42%     55.25%     67.13%
                                                                    ---------   ---------   -- ------   -- -----   --------
                                                                   ----------  ----------  ----------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------


* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding during the period.





See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS


















                                                                                  GLOBAL STRATEGY FOCUS FUND
                                                                --------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
                                                                          FOR THE YEAR ENDED
                                                                             DECEMBER 31,
                                                                ---------------------------------------

                                                                                                            FOR THE PERIOD
INCREASE (DECREASE) IN NET ASSET VALUE:                                                                   FEB. 28, 1992+ TO
                                                                     1995         1994         1993        DECEMBER 31,1992
------------------------------------------------------------------------------------------------------------------------------



PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                               $  11.73      $  12.17     $  10.22         $   10.00
                                                                   --------    ----------   ----------       -----------


Investment income--net                                                  .39           .30          .16               .13



Realized and unrealized gain (loss) on investments and foreign

currency transactions--net                                              .82          (.48)        1.96               .13

                                                                   --------    ----------   ----------       -----------


Total from investment operations                                       1.21          (.18)        2.12               .26
                                                                   --------    ----------   ----------       -----------


Less dividends and distributions:
Investment income--net                                                 (.39)         (.21)        (.17)             (.04)
Realized gain on investments--net                                        --          (.04)          --                --
In excess of realized gain on investments--net                           --++        (.01)          --                --
                                                                   --------    ----------   ----------       -----------



Total dividends and distributions                                      (.39)         (.26)        (.17)             (.04)
                                                                   --------    ----------   ----------       -----------


Net asset value, end of period                                     $  12.55      $  11.73     $  12.17         $   10.22
                                                                   - ------     -- ------    -- ------        -- -------
                                                                   --------    ----------   ----------       -----------
------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share                                   10.60%        (1.46%)      21.03%             2.62%++
                                                                   - ------     -- ------    -- ------        -- -------
                                                                   --------    ----------   ----------       -----------
------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses, net of reimbursement                                         .72%          .77%         .88%             1.25%*
                                                                   - ------     -- ------    -- ------        -- -------
                                                                   --------    ----------   ----------       -----------


Expenses                                                               .72%          .77%         .88%             1.35%*
                                                                   - ------     -- ------    -- ------        -- -------
                                                                   --------    ----------   ----------       -----------


Investment income--net                                                3.33%         2.85%        2.41%             2.66%*
                                                                   - ------     -- ------    -- ------        -- -------
                                                                   --------    ----------   ----------       -----------
------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of period (in thousands)                           $540,242      $515,407     $269,627         $  15,527
                                                                   - ------     -- ------    -- ------        -- -------
                                                                   --------    ----------   ----------       -----------


Portfolio turnover                                                   27.23%        21.03%       17.07%            14.47%
                                                                   - ------     -- ------    -- ------        -- -------
                                                                   --------    ----------   ----------       -----------
------------------------------------------------------------------------------------------------------------------------------


* Annualized.

** Total investment returns exclude insurance-related fees and expenses.


+ Commencement of Operations.

++ Amount is less than $.01 per share.

++ Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS




















                                                                                      GLOBAL UTILITY FOCUS FUND
                                                                           ------------------------------------------------

                                                                           ------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.


                                                                         --     FOR THEYEAR ENDED
                                                                                   DECEMBER 31,
                                                                         ------------------------------    ----------------

                                                                                                          FOR THE PERIOD
                                                                                              1994       JULY 1, 1993+ TO
                                                                                1995                     DECEMBER 31,1993
INCREASE (DECREASE) IN NET ASSET VALUE:                                  --------------------------------------------------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                                          $   9.45      $  10.66         $   10.00
                                                                              --------    ----------        ----------
                                                                         --------------------------------------------------


Investment income--net                                                             .45           .35               .04



Realized and unrealized gain (loss) on investments and

foreign currency transactions--net                                                1.79         (1.25)              .64

                                                                              --------    ----------        ----------
                                                                         --------------------------------------------------


Total from investment operations                                                  2.24          (.90)              .68
                                                                              --------    ----------        ----------


Less dividends and distributions:
Investment income--net                                                            (.39)         (.29)             (.02)
In excess of realized gain on investments--net                                      --          (.02)               --
                                                                              --------    ----------        ----------
                                                                         --------------------------------------------------


Total dividends and distributions                                                 (.39)         (.31)             (.02)
                                                                              --------    ----------        ----------


Net asset value, end of period                                                $  11.30      $   9.45         $   10.66
                                                                              - ------     -- ------         - -------
                                                                              --------    ----------        ----------
---------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share                                              24.33%        (8.51%)            6.85%++
                                                                              - ------     -- ------         - -------
                                                                              --------    ----------        ----------
---------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                                          .66%          .73%              .89%*
                                                                              - ------     -- ------         - -------
                                                                              --------    ----------        ----------


Investment income--net                                                           4.44%         3.68%             2.84%*
                                                                              - ------     -- ------         - -------
                                                                              --------    ----------        ----------
---------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of period (in thousands)                                      $148,225      $126,243         $ 104,517
                                                                              - ------     -- ------         - -------
                                                                              --------    ----------        ----------
                                                                         -----------------                               --


Portfolio turnover                                                              11.05%         9.52%             1.72%
                                                                              - ------     -- ------         - -------
                                                                              --------    ----------        ----------
---------------------------------------------------------------------------------------------------------------------------


* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of Operations.

++ Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS










                                                                                 HIGH CURRENT INCOME FUND
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED       -----------------------------------------------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:                              1995        1994        1993        1992       1991

---------------------------------------------------------------------------------------------------------------------------




PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of year                                 $  10.61   $   12.06   $   11.13   $  10.23   $   8.14

                                                                   --------  ----------  ----------  ---------  ---------


Investment income--net                                                 1.09        1.05         .95       1.07       1.19



Realized and unrealized gain (loss) on investments and foreign

 currency transactions--net                                             .65       (1.47)        .95        .90       2.10

                                                                   --------  ----------  ----------  ---------  ---------


Total from investment operations                                       1.74        (.42)       1.90       1.97       3.29
                                                                   --------  ----------  ----------  ---------  ---------


Less dividends and distributions:
Investment income--net                                                (1.10)      (1.03)       (.97)     (1.07)     (1.20)
Realized gain on investments--net                                        --          --          --         --         --
                                                                   --------  ----------  ----------  ---------  ---------


Total dividends and distributions                                     (1.10)      (1.03)       (.97)     (1.07)     (1.20)
                                                                   --------  ----------  ----------  ---------  ---------


Net asset value, end of year                                       $  11.25    $  10.61    $  12.06    $ 11.13    $ 10.23
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:*


Based on net asset value per share                                   17.21%      (3.59%)     17.84%     20.05%     43.00%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                               .55%        .61%        .72%       .89%      1.10%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------


Investment income--net                                                9.92%       9.73%       8.62%     10.06%     12.49%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                             $356,352    $255,719    $163,428    $26,343    $ 9,649
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------


Portfolio turnover                                                   41.60%      51.88%      35.67%     28.21%     51.54%
                                                                   - ------   ---------   -- ------   -- -----   --------
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


* Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS


















                                                                                        INTERMEDIATE GOVERNMENT
                                                                                               BOND FUND
                                                                           -------------------------------------------------

                                                                         ---------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                              FOR THE              FOR THE PERIOD
                                                                                   YEAR ENDED             MAY 2, 1994+
INCREASE (DECREASE) IN NET ASSET VALUE:                                        DECEMBER 31, 1995      TO DECEMBER 31, 1994
----------------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period. . . . . . . . . . . . . . . . .               $     9.97              $    10.00
                                                                                 -------------            ------------
                                                                         ---------------------------------------------------


Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                      .62                     .25



Realized and unrealized gain (loss) on investments and foreign currency

transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . . .                     .81                    (.07)

                                                                                 -------------            ------------
                                                                         ---------------------------------------------------


Total from investment operations. . . . . . . . . . . . . . . . . . .                     1.43                     .18
                                                                                 -------------            ------------


Less dividends and distributions:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                     (.61)                   (.21)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . .

                                                                                            --                      --
                                                                                 -------------            ------------
                                                                         ---------------------------------------------------


Total dividends and distributions. . . . . . . . . . . . . . . . . . .                    (.61)                   (.21)
                                                                                 -------------            ------------


Net asset value, end of period. . . . . . . . . . . . . . . . . . . .               $    10.79              $     9.97
                                                                                  --- --------             -- --------
                                                                                 -------------            ------------
----------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share. . . . . . . . . . . . . . . . . .                   14.83%                   1.79%++
                                                                                  --- --------             -- --------
                                                                                 -------------            ------------
----------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses, net of reimbursement. . . . . . . . . . . . . . . . . . . .                     .00%                    .00%*
                                                                                  --- --------             -- --------
                                                                                 -------------            ------------


Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     .66%                    .80%*
                                                                                  --- --------             -- --------
                                                                                 -------------            ------------


Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                    6.28%                   4.66%*
                                                                                  --- --------             -- --------
                                                                                 -------------            ------------
----------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of period (in thousands). . . . . . . . . . . . . . .               $   40,996              $   17,811
                                                                                  --- --------             -- --------
                                                                                 -------------            ------------
                                                                         ----------------------------                     --


Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . . . .                   45.39%                 103.03%
                                                                                  --- --------             -- --------
                                                                                 -------------            ------------
----------------------------------------------------------------------------------------------------------------------------


 *Annualized.

**Total investment returns exclude insurance-related fees and expenses.

 +Commencement of Operations.

++Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
















                                                                                     INTERNATIONAL BOND FUND
                                                                           --------------------------------------------

                                                                         ----------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                              FOR THE           FOR THE PERIOD
                                                                                  YEAR ENDED          MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                                        DECEMBER 31, 1995     DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period. . . . . . . . . . . . . . . . .               $     9.70           $   10.00
                                                                                 -------------          ----------
                                                                         ----------------------------------------------


Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                      .72                 .38



Realized and unrealized gain (loss) on investments and foreign currency

transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . . .                     .82                (.35)

                                                                                 -------------          ----------
                                                                         ----------------------------------------------


Total from investment operations. . . . . . . . . . . . . . . . . . .                     1.54                 .03
                                                                                 -------------          ----------


Less dividends:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                     (.72)               (.33)
                                                                                 -------------          ----------
                                                                         ----------------------------------------------


Total dividends and distributions. . . . . . . . . . . . . . . . . . .                    (.72)               (.33)
                                                                                 -------------          ----------


Net asset value, end of period. . . . . . . . . . . . . . . . . . . .               $    10.52           $    9.70
                                                                                  --- --------           - -------
                                                                                 -------------          ----------
-----------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share. . . . . . . . . . . . . . . . . .                   16.35%               0.37%++
                                                                                  --- --------           - -------
                                                                                 -------------          ----------
-----------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses, net of reimbursement. . . . . . . . . . . . . . . . . . . .                     .00%                .00%*
                                                                                  --- --------           - -------
                                                                                 -------------          ----------


Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     .95%               1.08%*
                                                                                  --- --------           - -------
                                                                                 -------------          ----------


Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                    7.05%               6.34%*
                                                                                  --- --------           - -------
                                                                                 -------------          ----------
-----------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of period (in thousands). . . . . . . . . . . . . . .               $   18,121           $   9,933
                                                                                  --- --------           - -------
                                                                                 -------------          ----------
                                                                         ---------------------------                 --


Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . . . .                    2.23%             152.20%
                                                                                  --- --------           - -------
                                                                                 -------------          ----------
-----------------------------------------------------------------------------------------------------------------------


 *Annualized.

**Total investment returns exclude insurance-related fees and expenses.

 +Commencement of Operations.

++Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



















                                                                                 INTERNATIONAL EQUITY FOCUS FUND
                                                                    ---------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED           ---------------------------------------------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.


                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------

                                                                                                             FOR THE PERIOD
                                                                                                            JULY 1, 1993+ TO
                                                                                1995             1994      DECEMBER 31, 1993
INCREASE (DECREASE) IN NET ASSET VALUE:                             ---------------------------------------------------------




PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                                         $   10.90        $   11.03         $  10.00
                                                                            ----------     ------------        ---------
                                                                    ---------------------------------------------------------


Investment income--net                                                             .20              .19              .01



Realized and unrealized gain (loss) on investments and foreign

currency transactions--net                                                         .37             (.13)            1.02

                                                                            ----------     ------------        ---------
                                                                    ---------------------------------------------------------


Total from investment operations                                                   .57              .06             1.03
                                                                            ----------     ------------        ---------


Less dividends and distributions:
Investment income--net                                                            (.01)            (.18)              --
Realized gain on investments--net                                                 (.17)            (.01)              --
In excess of realized gain on investments--net                                    (.23)              --               --
                                                                            ----------     ------------        ---------
                                                                    ---------------------------------------------------------


Total dividends and distributions                                                 (.41)            (.19)              --
                                                                            ----------     ------------        ---------


Net asset value, end of period                                               $   11.06        $   10.90         $  11.03
                                                                             - -------      --- -------         - ------
                                                                            ----------     ------------        ---------
-----------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share                                               5.48%             .55%           10.30%++
                                                                             - -------      --- -------         - ------
                                                                            ----------     ------------        ---------
-----------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                                          .89%             .97%            1.14%*
                                                                             - -------      --- -------         - ------
                                                                            ----------     ------------        ---------


Investment income--net                                                           1.95%            1.09%             .30%*
                                                                             - -------      --- -------         - ------
                                                                            ----------     ------------        ---------
-----------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of period (in thousands)                                     $ 265,602        $ 247,884         $ 76,906
                                                                             - -------      --- -------         - ------
                                                                            ----------     ------------        ---------
                                                                    -----------------------                                --


Portfolio turnover                                                             100.02%           58.84%           17.39%
                                                                             ---------      --- -------         - ------
                                                                            ----------     ------------        ---------
-----------------------------------------------------------------------------------------------------------------------------


* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of Operations.

++ Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS









THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                       NATURAL RESOURCES FOCUS FUND
                                                                -------------------------------------------------------

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:                              1995       1994       1993       1992      1991

-----------------------------------------------------------------------------------------------------------------------



PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                                 $ 10.82   $  10.82   $   9.84   $  10.06   $ 10.17
                                                                   -------  ---------  ---------  ---------  --------


Investment income--net                                                 .20        .17        .11        .18       .25



Realized and unrealized gain (loss) on investments and foreign

 currency transactions--net                                           1.15       (.02)       .92       (.05)     (.11)

                                                                   -------  ---------  ---------  ---------  --------


Total from investment operations                                      1.35        .15       1.03        .13       .14
                                                                   -------  ---------  ---------  ---------  --------


Less dividends and distributions:
Investment income--net                                                (.19)      (.15)      (.05)      (.29)     (.25)
Realized gain on investments--net                                     (.03)        --         --       (.06)       --
                                                                   -------  ---------  ---------  ---------  --------


Total dividends and distributions                                     (.22)      (.15)      (.05)      (.35)     (.25)
                                                                   -------  ---------  ---------  ---------  --------


Net asset value, end of year                                       $ 11.95    $ 10.82    $ 10.82    $  9.84    $10.06
                                                                   - -----   -- -----   -- -----   -- -----   -- ----
                                                                   -------  ---------  ---------  ---------  --------
-----------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:*


Based on net asset value per share                                  12.65%      1.44%     10.47%      1.36%     1.36%
                                                                   - -----   -- -----   -- -----   -- -----   -- ----
                                                                   -------  ---------  ---------  ---------  --------
-----------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses, net of reimbursement                                        .78%       .87%      1.13%      1.25%     1.25%
                                                                    ------   -- -----   -- -----   -- -----   -- ----
                                                                   -------  ---------  ---------  ---------  --------


Expenses                                                              .78%       .87%      1.13%      1.27%     1.30%
                                                                    ------   -- -----   -- -----   -- -----   -- ----
                                                                   -------  ---------  ---------  ---------  --------


Investment income--net                                               1.75%      1.91%      1.34%      2.00%     2.31%
                                                                    ------   -- -----   -- -----   -- -----   -- ----
                                                                   -------  ---------  ---------  ---------  --------
-----------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                             $43,102    $39,715    $14,778    $ 4,144    $3,084
                                                                   - -----   -- -----   -- -----   -- -----   -- ----
                                                                   -------  ---------  ---------  ---------  --------


Portfolio turnover                                                  30.15%     10.94%     58.44%     22.88%    31.38%
                                                                   - -----   --------   -- -----   -- -----   -------
                                                                   -------  ---------  ---------  ---------  --------
-----------------------------------------------------------------------------------------------------------------------


* Total investment returns exclude insurance-related fees and expenses.




See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS









THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                               PRIME BOND FUND
                                                                -----------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:                              1995        1994        1993        1992       1991

---------------------------------------------------------------------------------------------------------------------------




PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of year                                 $  11.12   $   12.64   $   12.04   $  12.02   $  11.18

                                                                   --------  ----------  ----------  ---------  ---------


Investment income--net                                                  .82         .77         .70        .79        .90



Realized and unrealized gain (loss) on investments and foreign

 currency transactions--net                                            1.34       (1.36)        .71        .04        .84

                                                                   --------  ----------  ----------  ---------  ---------


Total from investment operations                                       2.16        (.59)       1.41        .83       1.74
                                                                   --------  ----------  ----------  ---------  ---------


Less dividends and distributions:
Investment income--net                                                 (.83)       (.76)       (.70)      (.81)      (.90)
Realized gain on investments--net                                        --          --        (.11)        --         --
In excess of realized gain on investments--net                           --        (.17)         --         --         --
                                                                   --------  ----------  ----------  ---------  ---------



Total dividends and distributions                                      (.83)       (.93)       (.81)      (.81)      (.90)
                                                                   --------  ----------  ----------  ---------  ---------


Net asset value, end of year                                       $  12.45    $  11.12    $  12.64    $ 12.04    $ 12.02
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:*


Based on net asset value per share                                   20.14%      (4.80%)     12.02%      7.27%     16.41%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                               .50%        .54%        .63%       .78%       .78%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------


Investment income--net                                                7.00%       6.74%       5.86%      6.76%      7.94%
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                             $489,838    $391,234    $314,091    $84,810    $39,743
                                                                   - ------   -- ------   -- ------   -- -----   -- -----
                                                                   --------  ----------  ----------  ---------  ---------


Portfolio turnover                                                   90.12%     139.89%     115.26%     82.74%    152.18%
                                                                    -------   ---------   ---------   --------   --------
                                                                   --------  ----------  ----------  ---------  ---------
---------------------------------------------------------------------------------------------------------------------------


* Total investment returns exclude insurance-related fees and expenses.







See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS









THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                              QUALITY EQUITY FUND
                                                                -------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:                               1995+        1994+       1993        1992       1991

-----------------------------------------------------------------------------------------------------------------------------




PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of year                                 $    27.74   $   29.02   $   25.48   $  26.35   $  21.72

                                                                   ----------  ----------  ----------  ---------  ---------


Investment income--net                                                    .58         .38         .24        .34        .43



Realized and unrealized gain (loss) on investments and foreign

 currency transactions--net                                              5.48        (.74)       3.46        .32       5.75

                                                                   ----------  ----------  ----------  ---------  ---------


Total from investment operations                                         6.06        (.36)       3.70        .66       6.18
                                                                   ----------  ----------  ----------  ---------  ---------


Less dividends and distributions:
Investment income--net                                                   (.45)       (.25)       (.12)      (.58)      (.50)
Realized gain on investments--net                                        (.59)       (.67)       (.04)      (.95)     (1.05)
                                                                   ----------  ----------  ----------  ---------  ---------


Total dividends and distributions                                       (1.04)       (.92)       (.16)     (1.53)     (1.55)
                                                                   ----------  ----------  ----------  ---------  ---------


Net asset value, end of year                                        $   32.76    $  27.74    $  29.02    $ 25.48    $ 26.35
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:*


Based on net asset value per share                                     22.61%      (1.20%)     14.57%      2.69%     30.18%
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                                 .51%        .54%        .62%       .74%       .79%
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------


Investment income--net                                                  1.94%       1.39%       1.07%      1.54%      1.87%
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------



SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                              $ 644,551    $464,360    $309,420    $87,977    $55,005
                                                                    - -------   -- ------   -- ------   -- -----   -- -----
                                                                   ----------  ----------  ----------  ---------  ---------


Portfolio turnover                                                    140.32%      60.57%      88.25%     62.54%     55.83%
                                                                    ---------   ---------   ---------   --------   --------
                                                                   ----------  ----------  ----------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------


* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding during the year.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS









THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                             RESERVE ASSETS FUND
                                                                ---------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:                              1995       1994       1993       1992       1991

-------------------------------------------------------------------------------------------------------------------------



PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                                 $  1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                   -------  ---------  ---------  ---------  ---------


Investment income--net                                               .0543      .0371      .0268      .0320      .0546



Realized and unrealized gain (loss) on investments and foreign

 currency transactions--net                                          .0018     (.0009)     .0005      .0007      .0014

                                                                   -------  ---------  ---------  ---------  ---------


Total from investment operations                                     .0561      .0362      .0273      .0327      .0560
                                                                   -------  ---------  ---------  ---------  ---------


Less dividends and distributions:
Investment income--net                                              (.0543)    (.0362)    (.0268)    (.0320)    (.0546)
Realized gain on investments--net                                   (.0004)        --     (.0005)    (.0005)    (.0014)+
                                                                   -------  ---------  ---------  ---------  ---------


Total dividends and distributions                                   (.0547)    (.0362)    (.0273)    (.0325)    (.0560)
                                                                   -------  ---------  ---------  ---------  ---------


Net asset value, end of year                                       $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                   - -----   -- -----   -- -----   -- -----   -- -----
                                                                   -------  ---------  ---------  ---------  ---------
-------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:*


Based on net asset value per share                                   5.63%      3.80%      2.77%      3.29%      5.68%
                                                                   - -----   -- -----   -- -----   -- -----   -- -----
                                                                   -------  ---------  ---------  ---------  ---------
-------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                              .61%       .65%       .70%       .79%       .79%
                                                                   - -----   -- -----   -- -----   -- -----   -- -----
                                                                   -------  ---------  ---------  ---------  ---------


Investment income--net, and realized gain (loss)
on investments--net                                                  5.47%      3.75%      2.73%      3.36%      5.64%
                                                                   - -----   -- -----   -- -----   -- -----   -- -----
                                                                   -------  ---------  ---------  ---------  ---------
-------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of year (in thousands)                             $25,550    $32,196    $30,168    $26,767    $34,362
                                                                   - -----   -- -----   -- -----   -- -----   -- -----
                                                                   -------  ---------  ---------  ---------  ---------


* Total investment returns exclude insurance-related fees and expenses.


+ Includes unrealized gain (loss).


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS





















                                                                     WORLD INCOME FOCUS FUND
                                                         ------------------------------------------------

                                                       --------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.


                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                         ----------------------------    FOR THE PERIOD
                                                                                        JULY 1, 1993+ TO
                                                                                          DECEMBER 31,
                                                                                              1993
INCREASE (DECREASE) IN NET ASSET VALUE:                       1995++         1994
                                                       --------------------------------------------------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                         $   9.17       $ 10.38         $  10.00
                                                            ---------     ---------        ---------
                                                       --------------------------------------------------


Investment income--net                                            .85           .76              .25


Realized and unrealized gain (loss) on investments and
 foreign currency transactions--net                               .61         (1.19)             .33
                                                            ---------     ---------        ---------
                                                       --------------------------------------------------


Total from investment operations                                 1.46         (0.43)             .58
                                                            ---------     ---------        ---------


Less dividends and distributions:
Investment income--net                                           (.84)         (.76)            (.20)
Realized gain on investments--net                                  --            --)              --
In excess of realized gain on investments--net                     --          (.02               --
                                                            ---------     ---------        ---------
                                                       --------------------------------------------------


Total dividends and distributions                                (.84)         (.78)            (.20)
                                                            ---------     ---------        ---------


Net asset value, end of period                              $    9.79       $  9.17         $  10.38
                                                             - ------      -- -----         - ------
                                                            ---------     ---------        ---------
---------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


Based on net asset value per share                             16.69%        (4.21%)           5.90%++
                                                             - ------      -- -----         - ------
                                                            ---------     ---------        ---------
---------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


Expenses                                                         .68%          .75%             .94%*
                                                             - ------      -- -----         - ------
                                                            ---------     ---------        ---------


Investment income--net                                          8.99%         8.01%            6.20%*
                                                             - ------      -- -----         - ------
                                                            ---------     ---------        ---------
---------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of period (in thousands)                    $  81,845       $75,150         $ 50,737
                                                             - ------      -- -----         - ------
                                                            ---------     ---------        ---------
                                                       -------------------                             --


Portfolio turnover                                            132.57%       117.58%           54.80%
                                                             --------      --------         - ------
                                                            ---------     ---------        ---------
---------------------------------------------------------------------------------------------------------


* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of Operations.

++ Based on average shares outstanding during the period.

++ Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS



1. SIGNIFICANT ACCOUNTING POLICIES:



Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company, which is comprised of 17 separate funds ("Funds"

or "Fund") offering 17 separate classes of shares to the Merrill Lynch Life

Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. "ML & Co."), and Family Life Insurance

Company (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable annuity contracts. Each Fund is classified as "diversified", as defined in the Investment Company Act of 1940,

except for Developing Capital Markets Focus Fund, International Bond Fund and

the World Income Focus Fund, all of which are classified as "non- diversified".

The following is a summary of significant accounting policies followed by the

Funds.



 (a) Valuation of investments-- Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight- line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.



 Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the bid price or yield equivalent as obtained from one or more dealers that make markets in such securities.

Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.



 (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



- Forward foreign exchange contracts--Certain Funds are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the

Funds' records. However, the effect on operations is recorded from the date the

Funds enter into such contracts. Premium or discount is amortized over the life of the contracts.



- Options--Certain Funds may write and purchase call and put options. When a

Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



 Written and purchased options are non-income producing investments.



- Financial futures contracts--Certain Funds may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the

Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the

Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



- Foreign currency options and futures--Certain Funds may also purchase or sell listed or over-the-
counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Funds, sold by the

Funds but not yet delivered, or committed or anticipated to be purchased by the

Funds.



 (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



 (d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



 (e) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates).

Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.



 (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five- year period. Prepaid registration fees are charged to expense as the related shares are issued.



 (g) Dividends and distributions--Dividends and distributions paid by the Funds are recorded on the ex- dividend dates.



 (h) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.



 (i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.



 (i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.



2. INVESTMENT ADVISORY AGREEMENT AND

TRANSACTIONS WITH AFFILIATES:



 The Company has entered into an Investment Advisory Agreement with Merrill

Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton

Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds.



 For such services, the Company pays a monthly fee based upon the average daily value of each Fund's net assets at the following annual rates: 0.75% of the average daily net assets of the Equity Growth Fund and International Equity

Focus Fund, 0.65% of the average daily net assets of each of the Flexible

Strategy Fund, Natural Resources Focus Fund and Global Strategy Focus Fund,

0.55% of the average daily net assets of the American Balanced Fund, 0.50% of the average daily net assets of each of the Domestic Money Market Fund and

Intermediate Government Bond Fund, 0.60% of the average daily net assets of each of the Basic Value Focus Fund, International Bond Fund, World Income Focus Fund,

Global Utility Focus Fund, 1.00% of the average daily net assets of the

Developing Capital Markets Focus Fund, and at the following annual rates with respect to the other Funds:








RESERVE ASSETS FUND

                                           --------------------------

Portion of average daily value of net assets of the Fund:


---------------------------------------------------------------------

                                                            ADVISORY
                                                               FEE

---------------------------------------------------------------------

Not exceeding $500 million. . . . . . . . . . . . . . .      0.500%

In excess of $500 million but not exceeding $750
million. . . . . . . . . . . . . . . . . . . . . . . . .     0.425%

-----------------------------------------------------------

In excess of $750 million but not exceeding $1 billion.      0.375%

In excess of $1 billion but not exceeding $1.5 billion.      0.350%

In excess of $1.5 billion but not exceeding $2 billion.      0.325%

In excess of $2 billion but not exceeding $2.5 billion.      0.300%

In excess of $2.5 billion. . . . . . . . . . . . . . . .     0.275%

---------------------------------------------------------------------

QUALITY EQUITY FUND

---------------------------------------------------------------------

Portion of average daily value of net assets of the Fund:

---------------------------------------------------------------------

                                                            ADVISORY
                                                               FEE

---------------------------------------------------------------------

Not exceeding $250 million. . . . . . . . . . . . . . .      0.500%

In excess of $250 million but not exceeding $300
million. . . . . . . . . . . . . . . . . . . . . . . . .     0.450%

-----------------------------------------------------------

In excess of $300 million but not exceeding $400
million. . . . . . . . . . . . . . . . . . . . . . . . .     0.425%

In excess of $400 million. . . . . . . . . . . . . . . .     0.400%

---------------------------------------------------------------------

PRIME BOND FUND AND HIGH CURRENT INCOME FUND

---------------------------------------------------------------------

Portion of aggregate average daily value of net assets of both Funds:

---------------------------------------------------------------------

                                                  ADVISORY FEE

---------------------------------------------------------------------

                                             HIGH CURRENT     PRIME
                                                INCOME        BOND
                                                 FUND         FUND

---------------------------------------------------------------------

Not exceeding $250 million. . . . . . . .       0.55%         0.50%

In excess of $250 million but not more
than $500 million. . . . . . . . . . . .        0.50%         0.45%

-------------------------------------------

In excess of $500 million but not more
than $750 million. . . . . . . . . . . .        0.45%         0.40%

In excess of $750 million. . . . . . . .        0.40%         0.35%

---------------------------------------------------------------------


 The Investment Advisory Agreement obligates MLAM to reimburse the Company, if in any year the aggregate ordinary operating expenses of any Fund exceed the most restrictive expense limitations then in effect under any state securities law or the regulations thereunder. Under the most restrictive state regulations presently in effect, MLAM would be required to reimburse each Fund for advisory fees received by it from the Fund, to the extent that such Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of each Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of average daily net assets in excess thereof. In addition, MLAM, and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by each Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to each Fund by MLAM which, in turn, will be reimbursed by MLLA.

 For the Developing Capital Markets Focus Fund for the year ended December 31, 1995, MLAM earned fees of $434,062, of which $49,477 was voluntarily waived.

 For the Intermediate Government Bond Fund for the year ended December 31, 1995, MLAM earned fees of $143,117, all of which was voluntarily waived. MLAM has also reimbursed the Fund $46,888 in additional expenses.

 For the International Bond Fund for the year ended December 31, 1995, MLAM earned fees of $70,573, all of which was voluntarily waived. MLAM has also reimbursed the Fund for $41,688 in additional expenses.


 For the year ended December 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc. ("MLPF&S"), an affiliate of MLAM, earned commissions on the execution of portfolio security transactions aggregating $8,555 in the American Balanced Fund, $19,224 in the Basic Value Focus Fund, $15,316 in the Developing Capital Markets Focus Fund, $25,801 in the Flexible Strategy Fund, $98,716 in the Global Strategy Focus Fund, $2,568 in the Global Utility Focus Fund, $2,500 in the High Current Income Fund, $30,505 in the International Equity Focus Fund, $1,182 in the Natural Resources Focus Fund, and $60,632 in the Quality Equity Fund.

 Accounting services are provided to the Company by MLAM at cost.

 For the year ended December 31, 1995, American Balanced Fund, Flexible Strategy Fund, Global Utility Focus Fund, High Current Income Fund, Intermediate Government Bond Fund, Prime Bond Fund and World Income Focus Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $473, $368, $38, $10,932, $439, $7,041 and $4,613, respectively, for security price quotations to compute the net asset value of the Funds.

 Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

 Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short- term securities, for the year ended December 31, 1995 were as follows:




                                           PURCHASES        SALES

---------------------------------------------------------------------

American Balanced Fund. . . . . . . .    $ 65,295,830   $  65,975,700

---------------------------------------   ------------   ------------

Basic Value Focus Fund. . . . . . . .     245,165,235     160,870,634

Developing Capital Markets Focus Fund      36,531,034      20,370,629

---------------------------------------               ---------------

Domestic Money Market Fund. . . . . .              --              --

Equity Growth Fund. . . . . . . . . .     257,504,664     214,370,372

---------------------------------------               ---------------

Flexible Strategy Fund. . . . . . . .     312,054,813     423,274,421

Global Strategy Focus Fund. . . . . .     132,976,697     312,046,775

---------------------------------------               ---------------

Global Utility Focus Fund. . . . . .       13,896,690      22,670,209

High Current Income Fund. . . . . . .     189,555,307     118,831,902

---------------------------------------               ---------------

Intermediate Government Bond Fund. .       38,570,516       9,311,094

International Bond Focus Fund. . . .       30,310,797      23,635,078

---------------------------------------               ---------------

International Equity Focus Fund. . .      199,921,987     224,352,372

Natural Resources Focus Fund. . . . .      14,806,417      11,543,043

---------------------------------------               ---------------

Prime Bond Fund. . . . . . . . . . .      421,783,779     369,712,587

Quality Equity Fund. . . . . . . . .      628,072,841     759,764,651

---------------------------------------               ---------------

Reserve Assets Fund. . . . . . . . .               --              --

World Income Focus Fund. . . . . . .       94,569,249      88,910,273

---------------------------------------------------------------------


Transactions in options written for the year ended December 31, 1995, were as follows:




FLEXIBLE STRATEGY FUND

----------------------------------------------------------------------------------

                                                          SHARES
                                                        COVERED BY
                                                         WRITTEN       PREMIUMS
CALL OPTIONS WRITTEN                                     OPTIONS       RECEIVED

----------------------------------------------------------------------------------

Outstanding call options written, beginning of year         16,000    $   20,528

Options written. . . . . . . . . . . . . . . . . .          73,000        94,386

Options closed. . . . . . . . . . . . . . . . . . .        (56,000)      (62,093)

Options exercised. . . . . . . . . . . . . . . . .         (33,000)      (52,821)
                                                      ----------  ------------


Outstanding call options written, end of year. . .              --    $       --

                                                        ----------  ------------
                                                         ---------   -- --------



----------------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND

----------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF         PREMIUMS
CALL OPTIONS WRITTEN                                    CONTRACTS      RECEIVED

----------------------------------------------------------------------------------

Outstanding call options written, beginning of year              3    $  357,100

Options written. . . . . . . . . . . . . . . . . .              13     1,140,031

Options expired. . . . . . . . . . . . . . . . . .             (10)     (974,231)

                                                               (5)     (468,647)

Options closed. . . . . . . . . . . . . . . . . . .      ----------     ---------

Outstanding call options written, end of year. . .               1    $   54,253

                                                        ----------  ------------
                                                         ---------   -- --------

----------------------------------------------------------------------------------







INTERNATIONAL EQUITY FOCUS FUND

-------------------------------------------------------------------------------

                                                       NUMBER OF     PREMIUMS
PUT OPTIONS WRITTEN                                    CONTRACTS     RECEIVED

-------------------------------------------------------------------------------

Outstanding put options written, beginning of year. .          3    $ 215,822

Options written. . . . . . . . . . . . . . . . . . .           2       55,738

Options expired. . . . . . . . . . . . . . . . . . .          (3)    (114,012)

Options exercised. . . . . . . . . . . . . . . . . .          (1)    (136,111)

                                                       ---------  -----------

Outstanding put options written, end of year. . . . .          1    $  21,437

                                                       ---------  -----------
                                                        --------   -- -------

-------------------------------------------------------------------------------

QUALITY EQUITY FUND

-------------------------------------------------------------------------------

                                                       NUMBER OF
                                                        SHARES       PREMIUMS
CALL OPTIONS WRITTEN                                    COVERED      RECEIVED

-------------------------------------------------------------------------------

Outstanding call options written, beginning of period     28,700    $  35,167

Options written. . . . . . . . . . . . . . . . . . .     256,500      461,990

Options expired. . . . . . . . . . . . . . . . . . .      (4,400)      (5,551)

Options closed. . . . . . . . . . . . . . . . . . . .   (106,000)    (110,673)

Options exercised. . . . . . . . . . . . . . . . . .    (174,800)    (380,933)
                                                        ---------  -----------

Outstanding call options written, end of period. . .          --    $      --
                                                       ---------  -----------
                                                        --------   -- -------

-------------------------------------------------------------------------------

WORLD INCOME FOCUS FUND

-------------------------------------------------------------------------------

                                                       NUMBER OF     PREMIUMS
CALL OPTIONS WRITTEN                                   CONTRACTS     RECEIVED

-------------------------------------------------------------------------------

Outstanding call options written, beginning of year.           2    $  10,100

Options written. . . . . . . . . . . . . . . . . . .           8       63,379

Options expired. . . . . . . . . . . . . . . . . . .          (8)     (63,834)

                                                              (2)      (9,645)
Options closed. . . . . . . . . . . . . . . . . . . .  ---------  -----------

Outstanding call options written, end of year. . . .          --    $      --

                                                       ---------  -----------
                                                        --------   -- -------

-------------------------------------------------------------------------------

                                                       NUMBER OF     PREMIUMS
PUT OPTIONS WRITTEN                                    CONTRACTS     RECEIVED

-------------------------------------------------------------------------------

Outstanding put options written, beginning of year. .         --    $      --

Options written. . . . . . . . . . . . . . . . . . .           6      104,585

Options expired. . . . . . . . . . . . . . . . . . .          (1)     (43,651)

                                                              (5)     (60,934)

Options closed. . . . . . . . . . . . . . . . . . . .   ---------     --------

Outstanding put options written, end of year. . . . .         --    $      --
                                                       ---------  -----------
                                                        --------   -- -------

-------------------------------------------------------------------------------






At December 31, 1995, net unrealized appreciation/

depreciation and aggregate cost for Federal income tax purposes were as follows:






                                                          DEVELOPING
                                            BASIC           CAPITAL       DOMESTIC
                           AMERICAN         VALUE           MARKETS        MONEY
                           BALANCED         FOCUS            FOCUS         MARKET
                             FUND            FUND            FUND           FUND

---------------------------------------------------------------------------------------

Appreciated securities    $ 22,263,476    $ 39,327,571    $ 4,311,192    $    147,439

Depreciated securities        (857,460)    (10,416,762)    (4,933,203)         (9,156)
                        --------------  --------------  -------------  --------------

Net unrealized
appreciation
(depreciation). . .       $ 21,406,016    $ 28,910,809    $  (622,011)   $    138,283
                        --------------  --------------  -------------  --------------
                         -- ----------   -- ----------   -- ---------   -- ----------

Cost for Federal income
tax purposes*. . . .      $185,759,935    $279,800,372    $55,427,713    $307,183,519
                        --------------  --------------  -------------  --------------
                         -- ----------   -- ----------   -- ---------   -- ----------

---------------------------------------------------------------------------------------





                                                                  GLOBAL          GLOBAL
                                 EQUITY         FLEXIBLE         STRATEGY        UTILITY
                                 GROWTH         STRATEGY          FOCUS           FOCUS
                                  FUND            FUND             FUND            FUND

-----------------------------------------------------------------------------------------------

Appreciated securities. . .    $ 60,814,076    $ 14,855,401    $ 40,662,038     $  18,532,091

Depreciated securities. . .     (13,386,221)     (2,274,036)     (3,860,374)       (4,134,931)
                             --------------  --------------  --------------  ----------------

Net unrealized appreciation    $ 47,427,855    $ 12,581,365    $ 36,801,664     $  14,397,160
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------

Cost for Federal income
tax purposes*. . . . . . .     $291,588,043    $308,461,552    $491,055,965     $ 132,394,937
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------

-----------------------------------------------------------------------------------------------

                                  HIGH         INTERMEDIATE                    INTERNATIONAL
                                CURRENT         GOVERNMENT    INTERNATIONAL        EQUITY
                                 INCOME            BOND            BOND            FOCUS
                                  FUND             FUND            FUND             FUND

-----------------------------------------------------------------------------------------------

Appreciated securities. . .    $ 13,031,721    $  1,963,839    $    625,527     $  17,847,559

Depreciated securities. . .     (21,359,277)             --         (54,136)      (11,513,815)
                             --------------  --------------  --------------  ----------------

Net unrealized appreciation
(depreciation). . . . . . .    $ (8,327,556)   $  1,963,839    $    571,391     $   6,333,744
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------

Cost for Federal income
tax purposes*. . . . . . .     $358,492,202    $ 38,402,603    $ 16,888,004     $ 249,042,053
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------

-----------------------------------------------------------------------------------------------

                                NATURAL
                               RESOURCES         PRIME           QUALITY         RESERVE
                                 FOCUS            BOND            EQUITY          ASSETS
                                  FUND            FUND             FUND            FUND

-----------------------------------------------------------------------------------------------

Appreciated securities. . .    $  4,381,714    $ 26,498,632    $ 37,609,153     $      14,248

Depreciated securities. . .      (1,748,826)     (1,833,902)     (6,771,828)             (299)
                             --------------  --------------  --------------  ----------------

Net unrealized appreciation  $    2,632,888    $ 24,664,730    $ 30,837,325     $      13,949
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------

Cost for Federal income
tax purposes*. . . . . . .     $ 40,504,115    $456,221,014    $616,244,581     $  25,876,014
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------

-----------------------------------------------------------------------------------------------

                                                                                  WORLD
                                                                                  INCOME
                                                                                  FOCUS
                                                                                   FUND

-----------------------------------------------------------------------------------------------

Appreciated securities. . . . . . . . . . . . . . . . . . . . . . . . . .       $   2,648,210

Depreciated securities. . . . . . . . . . . . . . . . . . . . . . . . . .          (2,992,768)
                                                                             ----------------

Net unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . .      $    (344,558)
                                                                             ----------------
                                                                              --- -----------

Cost for Federal income tax purposes*. . . . . . . . . . . . . . . . . . .      $  79,792,576
                                                                             ----------------
                                                                              --- -----------

-----------------------------------------------------------------------------------------------




* Net of premiums received on options written.

At December 31, 1995, net realized and unrealized gains (losses) were as follows:






                                      AMERICAN                          BASIC VALUE
                                   BALANCED FUND                        FOCUS FUND
                        ------------------------------------  -------------------------------

                              Realized          Unrealized        Realized       Unrealized
                               Losses              Gains            Gains           Gains

----------------------------------------------------------------------------------------------

Long-term investments.        $      (311,135)   $21,406,016      $  13,595,994  $ 29,353,531

Short-term investments                   (257)            --                 --            --
                        ---------------------  -------------  ----------------- -------------

                              $      (311,392)   $21,406,016      $  13,595,994  $ 29,353,531
                        ---------------------  -------------  ----------------- -------------
                         ------ -------------   -- ---------   ---- -----------  - ----------

                                 DEVELOPING CAPITAL                   DOMESTIC MONEY
                                 MARKETS FOCUS FUND                     MARKET FUND

                        ------------------------------------  -------------------------------

                              Realized          Unrealized
                                Gains              Gains          Realized       Unrealized
                              (Losses)           (Losses)           Gains           Gains

----------------------------------------------------------------------------------------------

Long-term investments.        $    (3,328,515)   $  (542,156)                --            --

Short-term investments                   (108)            --      $      44,778  $    138,283

Foreign currency
transactions. . . . .                 198,982            313                 --            --

                        ---------------------  -------------  ----------------- -------------

                              $    (3,129,641)   $  (541,843)     $      44,778  $    138,283
                        ---------------------  -------------  ----------------- -------------
                         ------ -------------   -- ---------   ---- -----------  - ----------

----------------------------------------------------------------------------------------------











                                        EQUITY GROWTH                        FLEXIBLE STRATEGY

                                            FUND                                   FUND

                             -----------------------------------  ---------------------------------------





                                   Realized                               Realized           Unrealized

                                    Gains           Unrealized              Gains               Gains

                                   (Losses)            Gains              (Losses)            (Losses)



-----------------------------------------------------------------------------------------------------------



Long-term investments. .          $    45,386,271    $47,585,644          $      25,424,239  $ 12,581,365





Short-term investments. .                    (393)            --                       (349)           --





Options written. . . . .                       --             --                     48,220            --





Foreign currency

transactions. . . . . . .                      --             --                  1,579,908          (379)

                             --------------------  -------------  ------------------------- -------------





                                  $    45,385,878    $47,585,644          $      27,052,018  $ 12,580,986

                             --------------------  -------------  ------------------------- -------------

                              ----- -------------   -- ---------   -------- ---------------  - ----------



-----------------------------------------------------------------------------------------------------------



                                       GLOBAL STRATEGY                        GLOBAL UTILITY

                                         FOCUS FUND                             FOCUS FUND

                             -----------------------------------  ---------------------------------------





                                   Realized                               Realized

                                    Gains           Unrealized              Gains            Unrealized

                                   (Losses)            Gains              (Losses)              Gains



-----------------------------------------------------------------------------------------------------------



Long-term investments. .          $   (19,050,016)   $36,801,664          $      (2,381,425) $ 14,397,160





Short-term investments. .                     107             --                         --            --





Forward foreign exchange

contracts. . . . . . . .               (6,045,348)     9,681,629                         --            --





Foreign currency

transactions. . . . . . .               1,715,205          1,061                      1,247        10,458

                             --------------------  -------------  ------------------------- -------------





                                  $   (23,380,052)   $46,484,354          $      (2,380,178) $ 14,407,618

                             --------------------  -------------  ------------------------- -------------

                              ----- -------------   -- ---------   -------- ---------------  - ----------



-----------------------------------------------------------------------------------------------------------



                                        HIGH CURRENT                      INTERMEDIATE GOVERNMENT

                                         INCOME FUND                             BOND FUND

                             -----------------------------------  ---------------------------------------





                                                                          Realized

                                   Realized         Unrealized              Gains            Unrealized

                                    Gains             Losses              (Losses)              Gains



-----------------------------------------------------------------------------------------------------------



Long-term investments. .          $       589,358    $(8,009,646)         $         194,164  $  1,963,839





Short-term investments. .                      --             --                     (1,182)           --

                                   --------------     ----------           ----------------   -----------





                                  $       589,358    $(8,009,646)         $         192,982  $  1,963,839

                             --------------------  -------------  ------------------------- -------------

                              ----- -------------   -- ---------   -------- ---------------  - ----------



-----------------------------------------------------------------------------------------------------------



                                     INTERNATIONAL BOND                    INTERNATIONAL EQUITY

                                            FUND                                FOCUS FUND

                             -----------------------------------  ---------------------------------------





                                   Realized                               Realized           Unrealized

                                    Gains           Unrealized              Gains               Gains

                                   (Losses)            Gains              (Losses)            (Losses)



-----------------------------------------------------------------------------------------------------------



Long-term investments. .          $       333,743    $   571,391          $      (6,622,084) $  6,597,252





Short-term investments. .                     124             --                      3,728          (149)





Stock Index futures

contracts. . . . . . . .                       --             --                   (347,201)    1,488,119





Options purchased. . . .                       --             --                   (195,887)      191,405





Options written. . . . .                       --             --                   (220,353)       35,670





Foreign currency

transactions. . . . . . .                 134,942            145                     79,053        32,677





Forward foreign exchange

contracts. . . . . . . .                 (267,610)            --                 (1,444,242)     (267,385)





Currency options written.                      --             --                  1,217,268            --





Currency options

purchased. . . . . . . .                       --             --                    112,255     1,212,747

                             --------------------  -------------  ------------------------- -------------





                                  $       201,199    $   571,536          $      (7,417,463) $  9,290,336

                             --------------------  -------------  ------------------------- -------------

                              ----- -------------   -- ---------   -------- ---------------  - ----------



-----------------------------------------------------------------------------------------------------------



                                      NATURAL RESOURCES                         PRIME BOND

                                         FOCUS FUND                                FUND

                             -----------------------------------  ---------------------------------------





                                   Realized                               Realized

                                    Gains           Unrealized              Gains            Unrealized

                                   (Losses)            Gains              (Losses)              Gains



-----------------------------------------------------------------------------------------------------------



Long-term investments. .          $       797,755    $ 2,632,888          $       2,851,304  $ 24,731,783





Short-term investments. .                     (16)            --                       (378)           --





Foreign currency

transactions. . . . . . .                  (8,179)            32                         --            --

                             --------------------  -------------  ------------------------- -------------





                                  $       789,560    $ 2,632,920          $       2,850,926  $ 24,731,783

                             --------------------  -------------  ------------------------- -------------

                              ----- -------------   -- ---------   -------- ---------------  - ----------



-----------------------------------------------------------------------------------------------------------



                                       QUALITY EQUITY                         RESERVE ASSETS

                                            FUND                                   FUND

                             -----------------------------------  ---------------------------------------





                                   Realized

                                    Gains           Unrealized            Realized           Unrealized

                                   (Losses)            Gains                Gains               Gains



-----------------------------------------------------------------------------------------------------------



Long-term investments. .          $    84,499,995    $30,837,325                         --            --





Short-term investments. .                  (1,446)            --          $          10,309  $     13,949





Options written. . . . .                   90,676             --                         --            --

                                   --------------     ----------           ----------------   -----------





                                  $    84,589,225    $30,837,325          $          10,309  $     13,949

                             --------------------  -------------  ------------------------- -------------

                              ----- -------------   -- ---------   -------- ---------------  - ----------



-----------------------------------------------------------------------------------------------------------



                                        WORLD INCOME

                                         FOCUS FUND

                             -----------------------------------





                                   Realized         Unrealized

                                    Gains              Gains

                                   (Losses)          (Losses)



-----------------------------------------------------------------------------------------------------------



Long-term investments. .          $     1,101,384    $  (344,558)





Short-term investments. .                     207             --





Financial futures contracts              (255,051)            --





Currency options written.                  (5,716)            --





Currency options

purchased. . . . . . . .                 (104,248)            --





Foreign currency

transactions. . . . . . .                 806,962         19,665





Forward foreign exchange

contracts. . . . . . . .               (1,033,251)        (5,151)

                             --------------------  -------------





                                  $       510,287    $  (330,044)

                             --------------------  -------------

                              ----- -------------   -- ---------



-----------------------------------------------------------------------------------------------------------




4. CAPITAL SHARE TRANSACTIONS:



Transactions in capital shares were as follows:








AMERICAN BALANCED FUND



----------------------------------------------------------------------------



For the Year Ended                                               Dollar

December 31, 1995                                 Shares         Amount



----------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . .   2,201,026  $   30,814,364





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . .     529,259       7,173,644

                                                 ---------  --------------





Total issued. . . . . . . . . . . . . . . . . .  2,730,285      37,988,008





Shares redeemed. . . . . . . . . . . . . . . .    (850,020)    (12,151,661)

                                                 ---------  --------------





Net increase. . . . . . . . . . . . . . . . . .  1,880,265  $   25,836,347

                                                 ---------  --------------

                                                  --------   -- ----------



----------------------------------------------------------------------------



For the Year Ended                                               Dollar

December 31, 1994                                 Shares         Amount



----------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . .   4,208,232  $   56,940,222





Shares issued to shareholders in reinvestment of

dividends and distributions. . . . . . . . . .     308,791       4,107,209

                                                 ---------  --------------





Total issued. . . . . . . . . . . . . . . . . .  4,517,023      61,047,431





Shares redeemed. . . . . . . . . . . . . . . .    (565,599)     (7,507,172)

                                                 ---------  --------------





Net increase. . . . . . . . . . . . . . . . . .  3,951,424  $   53,540,259

                                                 ---------  --------------

                                                  --------   -- ----------



----------------------------------------------------------------------------











BASIC VALUE FOCUS FUND



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1995                                             Shares         Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . . .   7,762,209  $   98,591,635





Shares issued to shareholders in reinvestment of

dividends and distributions. . . . . . . . . . . . . . . .   1,538,264      10,403,524

                                                            ----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .    9,300,473     108,995,159





Shares redeemed. . . . . . . . . . . . . . . . . . . . . .    (711,444)     (8,076,571)

                                                            ----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .    8,589,029  $  100,918,588

                                                            ----------  --------------

                                                             ---------   -- ----------



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1994                                             Shares         Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . . .  10,501,448  $  115,102,779





Shares issued to shareholders in reinvestment of dividends      87,071         928,253

                                                            ----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .   10,588,519     116,031,032





Shares redeemed. . . . . . . . . . . . . . . . . . . . . .     (99,204)     (1,078,972)

                                                            ----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .   10,489,315  $  114,952,060

                                                            ----------  --------------

                                                             ---------   -- ----------



----------------------------------------------------------------------------------------



DEVELOPING CAPITAL MARKETS FOCUS FUND



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1995                                             Shares         Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . . .   2,555,725  $   23,265,598





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . . .      36,009         332,002

                                                            ----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .    2,591,734      23,597,600





Shares redeemed. . . . . . . . . . . . . . . . . . . . . .    (525,636)     (4,592,826)

                                                            ----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .    2,066,098  $   19,004,774

                                                            ----------  --------------

                                                             ---------   -- ----------



----------------------------------------------------------------------------------------



For the Period May 2, 1994+ to                                               Dollar

December 31, 1994                                             Shares         Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . . .   3,089,579  $   31,702,122





Shares redeemed. . . . . . . . . . . . . . . . . . . . . .     (33,668)       (339,498)

                                                            ----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .    3,055,911  $   31,362,624

                                                            ----------  --------------

                                                             ---------   -- ----------



----------------------------------------------------------------------------------------






+Prior to May 2, 1994 (commencement of operations), the Fund issued 800,000 shares to MLAM for $8,000,000.








DOMESTIC MONEY MARKET FUND



------------------------------------------------------------------------------------------



For the Year Ended                                                             Dollar

December 31, 1995                                             Shares           Amount



------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .    111,267,159  $   111,267,159





Shares issued to shareholders in reinvestment of

dividends and distributions. . . . . . . . . . . . . . .     17,571,280       17,571,280

                                                           ------------  ---------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .   128,838,439      128,838,439





Shares redeemed. . . . . . . . . . . . . . . . . . . . .   (188,460,308)    (188,460,308)

                                                           ------------  ---------------





Net decrease. . . . . . . . . . . . . . . . . . . . . . .   (59,621,869) $   (59,621,869)

                                                           ------------  ---------------

                                                            -----------   -- -----------



------------------------------------------------------------------------------------------



For the Year Ended                                                             Dollar

December 31, 1994                                             Shares           Amount



------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .    458,988,915  $   458,988,915





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .     11,425,228       11,425,228

                                                           ------------  ---------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .   470,414,143      470,414,143





Shares redeemed. . . . . . . . . . . . . . . . . . . . .   (277,547,347)    (277,547,347)

                                                           ------------  ---------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .   192,866,796  $   192,866,796

                                                           ------------  ---------------

                                                            -----------   -- -----------



------------------------------------------------------------------------------------------



EQUITY GROWTH FUND



------------------------------------------------------------------------------------------



For the Year Ended                                                             Dollar

December 31, 1995                                             Shares           Amount



------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .      3,628,361  $    86,301,010





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .         41,296          889,063

                                                           ------------  ---------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .     3,669,657       87,190,073





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (353,757)      (8,536,475)

                                                           ------------  ---------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .     3,315,900  $    78,653,598

                                                           ------------  ---------------

                                                            -----------   -- -----------



------------------------------------------------------------------------------------------



For the Year Ended                                                             Dollar

December 31, 1994                                             Shares           Amount



------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .      4,244,767  $    84,908,525





Shares issued to shareholders in reinvestment of

distributions. . . . . . . . . . . . . . . . . . . . . .         43,323          895,916

                                                           ------------  ---------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .     4,288,090       85,804,441





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (178,315)      (3,486,970)

                                                           ------------  ---------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .     4,109,775  $    82,317,471

                                                           ------------  ---------------

                                                            -----------   -- -----------



------------------------------------------------------------------------------------------











FLEXIBLE STRATEGY FUND



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1995                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .        1,290,613     $    19,615,145





Shares issued to shareholders in reinvestment of

dividends and distributions. . . . . . . . . . . . . . .          896,275          13,101,282

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .       2,186,888          32,716,427





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,417,547 )       (21,921,048 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .         769,341     $    10,795,379

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1994                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .        6,842,583     $   103,469,524





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .          708,891          10,747,143

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .       7,551,474         114,216,667





Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (904,823 )       (13,574,190 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .       6,646,651     $   100,642,477

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------











GLOBAL STRATEGY FOCUS FUND



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1995                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .        2,383,467     $    28,913,701





Shares issued to shareholders in reinvestment of

dividends and distributions. . . . . . . . . . . . . . .        1,452,481          17,112,643

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .       3,835,948          46,026,344





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (4,725,965 )       (56,008,034 )

                                                               -----------    ----------------





Net decrease. . . . . . . . . . . . . . . . . . . . . . .        (890,017 )   $    (9,981,690 )

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1994                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .       22,592,355     $   274,822,981





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .          668,929           8,022,134

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .      23,261,284         282,845,115





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,462,140 )       (17,755,958 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .      21,799,144     $   265,089,157

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



GLOBAL UTILITY FOCUS FUND



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1995                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .          782,432     $     7,896,815





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .          517,492           5,144,108

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .       1,299,924          13,040,923





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,545,955 )       (15,567,315 )

                                                               -----------    ----------------





Net decrease. . . . . . . . . . . . . . . . . . . . . . .        (246,031 )   $    (2,526,392 )

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1994                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .        4,446,449     $    45,407,839





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .          408,041           3,993,505

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .       4,854,490          49,401,344





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,299,696 )       (12,707,196 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .       3,554,794     $    36,694,148

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



HIGH CURRENT INCOME FUND



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1995                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .        5,980,682     $    65,910,048





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .        2,792,967          30,645,264

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .       8,773,649          96,555,312





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,184,474 )       (13,092,078 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .       7,589,175     $    83,463,234

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1994                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .       10,081,695     $   116,511,262





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .        1,840,902          20,563,966

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .      11,922,597         137,075,228





Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,381,220 )       (15,761,890 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .      10,541,377     $   121,313,338

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



INTERMEDIATE GOVERNMENT BOND FUND



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1995                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .        2,173,331     $    22,410,622





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .          161,544           1,670,786

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .       2,334,875          24,081,408





Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (321,060 )        (3,238,873 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .       2,013,815     $    20,842,535

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



For the Period May 2, 1994+ to                                                      Dollar

December 31, 1994                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .        1,580,746     $    15,798,020





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .           22,294             222,052

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .       1,603,040          16,020,072





Shares redeemed. . . . . . . . . . . . . . . . . . . . .          (16,719 )          (166,738 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .       1,586,321     $    15,853,334

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------








+Prior to May 2, 1994 (commencement of operations), the Fund issued 200,000 shares to MLAM for $2,000,000.








INTERNATIONAL BOND FUND



-------------------------------------------------------------------------------



For the Year Ended                                                   Dollar

December 31, 1995                                     Shares         Amount



-------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . .       937,367  $   9,691,745





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . .        77,732        795,218

                                                     ---------  -------------





Total issued. . . . . . . . . . . . . . . . . .      1,015,099     10,486,963





Shares redeemed. . . . . . . . . . . . . . . . .      (317,282)    (3,269,924)

                                                     ---------  -------------





Net increase. . . . . . . . . . . . . . . . . .        697,817  $   7,217,039

                                                     ---------  -------------

                                                      --------   -- ---------



-------------------------------------------------------------------------------



For the Period May 2, 1994+ to                                       Dollar

December 31, 1994                                     Shares         Amount



-------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . .       532,215  $   5,218,763





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . .        27,759        271,353

                                                     ---------  -------------





Total issued. . . . . . . . . . . . . . . . . .        559,974      5,490,116





Shares redeemed. . . . . . . . . . . . . . . . .       (35,652)      (348,847)

                                                     ---------  -------------





Net increase. . . . . . . . . . . . . . . . . .        524,322  $   5,141,269

                                                     ---------  -------------

                                                      --------   -- ---------



-------------------------------------------------------------------------------






+  Prior to May 2, 1994 (commencement of operations), the Fund issued 500,000 shares to MLAM for $5,000,000.










INTERNATIONAL EQUITY FOCUS FUND



---------------------------------------------------------------------------------------



For the Year Ended                                                          Dollar

December 31, 1995                                            Shares         Amount



---------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .    2,540,187  $   26,767,717





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .      898,135       9,331,626

                                                           ----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .   3,438,322      36,099,343





Shares redeemed. . . . . . . . . . . . . . . . . . . . .   (2,161,108)    (21,945,941)

                                                           ----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .   1,277,214  $   14,153,402

                                                           ----------  --------------

                                                            ---------   -- ----------



---------------------------------------------------------------------------------------











INTERNATIONAL EQUITY FOCUS FUND



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1994                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .       15,762,751     $   177,512,550





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .          155,170           1,705,946

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .      15,917,921         179,218,496





Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (149,766 )        (1,678,473 )

                                                               -----------    ----------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .      15,768,155     $   177,540,023

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------



NATURAL RESOURCES FOCUS FUND



--------------------------------------------------------------------------------------------------



For the Year Ended                                                                  Dollar

December 31, 1995                                                Shares             Amount



--------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .          474,971     $     5,198,076





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .           63,806             835,171

                                                               -----------    ----------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .         538,777           6,033,247





Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (601,388 )        (6,852,669 )

                                                               -----------    ----------------





Net decrease. . . . . . . . . . . . . . . . . . . . . . .         (62,611 )   $      (819,422 )

                                                               -----------    ----------------

                                                                ----------     --- -----------



--------------------------------------------------------------------------------------------------













For the Year Ended                                                           Dollar

December 31, 1994                                            Shares          Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .     2,431,502  $   26,836,585





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .         7,751          83,948

                                                           -----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .    2,439,253      26,920,533





Shares redeemed. . . . . . . . . . . . . . . . . . . . .      (134,053)     (1,481,555)

                                                           -----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .    2,305,200  $   25,438,978

                                                           -----------  --------------

                                                            ----------   -- ----------



----------------------------------------------------------------------------------------



PRIME BOND FUND



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1995                                            Shares          Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .     3,880,829  $   45,621,465





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .     2,612,921      30,585,478

                                                           -----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .    6,493,750      76,206,943





Shares redeemed. . . . . . . . . . . . . . . . . . . . .    (2,316,349)    (27,181,488)

                                                           -----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .    4,177,401  $   49,025,455

                                                           -----------  --------------

                                                            ----------   -- ----------



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1994                                            Shares          Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .     9,962,468  $  118,092,307





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .     2,421,862      28,191,568

                                                           -----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .   12,384,330     146,283,875





Shares redeemed. . . . . . . . . . . . . . . . . . . . .    (2,052,800)    (23,633,675)

                                                           -----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .   10,331,530  $  122,650,200

                                                           -----------  --------------

                                                            ----------   -- ----------



----------------------------------------------------------------------------------------



QUALITY EQUITY FUND



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1995                                            Shares          Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .     2,793,165  $   82,433,320





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .       651,881      18,002,604

                                                           -----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .    3,445,046     100,435,924





Shares redeemed. . . . . . . . . . . . . . . . . . . . .      (509,752)    (15,180,783)

                                                           -----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .    2,935,294  $   85,255,141

                                                           -----------  --------------

                                                            ----------   -- ----------



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1994                                            Shares          Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .     6,335,594  $  177,474,655





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .       218,564       6,013,863

                                                           -----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .    6,554,158     183,488,518





Shares redeemed. . . . . . . . . . . . . . . . . . . . .      (476,786)    (13,262,021)

                                                           -----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .    6,077,372  $  170,226,497

                                                           -----------  --------------

                                                            ----------   -- ----------



----------------------------------------------------------------------------------------



RESERVE ASSETS FUND



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1995                                            Shares          Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .     6,811,139  $    6,811,139





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .     1,582,801       1,582,801

                                                           -----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .    8,393,940       8,393,940





Shares redeemed. . . . . . . . . . . . . . . . . . . . .   (15,081,975)    (15,081,975)

                                                           -----------  --------------





Net decrease. . . . . . . . . . . . . . . . . . . . . . .   (6,688,035) $   (6,688,035)

                                                           -----------  --------------

                                                            ----------   -- ----------



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1994                                            Shares          Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .    19,180,364  $   19,180,364





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .     1,250,777       1,250,777

                                                           -----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .   20,431,141      20,431,141





Shares redeemed. . . . . . . . . . . . . . . . . . . . .   (18,368,014)    (18,368,014)

                                                           -----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .    2,063,127  $    2,063,127

                                                           -----------  --------------

                                                            ----------   -- ----------



----------------------------------------------------------------------------------------



WORLD INCOME FOCUS FUND



----------------------------------------------------------------------------------------



For the Year Ended                                                           Dollar

December 31, 1995                                            Shares          Amount



----------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .       481,318  $    4,592,255





Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .       727,949       6,851,555

                                                           -----------  --------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .    1,209,267      11,443,810





Shares redeemed. . . . . . . . . . . . . . . . . . . . .    (1,045,651)     (9,863,555)

                                                           -----------  --------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .      163,616  $    1,580,255

                                                           -----------  --------------

                                                            ----------   -- ----------



----------------------------------------------------------------------------------------











For the Year Ended                                                                 Dollar

December 31, 1994                                               Shares             Amount



------------------------------------------------------------------------------------------------



Shares sold. . . . . . . . . . . . . . . . . . . . . . .       3,613,258     $   35,765,361





Shares issued to shareholders in reinvestment of dividends

and distributions. . . . . . . . . . . . . . . . . . . .         565,499          5,699,784

                                                               ----------    ---------------





Total issued. . . . . . . . . . . . . . . . . . . . . . .      4,178,757         41,465,145





Shares redeemed. . . . . . . . . . . . . . . . . . . . .        (870,578 )       (8,296,766 )

                                                               ----------    ---------------





Net increase. . . . . . . . . . . . . . . . . . . . . . .      3,308,179     $   33,168,379

                                                               ----------    ---------------

                                                                ---------     --- ----------



------------------------------------------------------------------------------------------------










5. CAPITAL LOSS CARRYFORWARD:



At December 31, 1995, the Company had net capital loss carryforwards of approximately $3,818,000 in the Developing Capital Markets Focus Fund, of which

$91,000 expires in 2002 and $3,727,000 expires in 2003; $3,364,000 in the Global

Strategy Focus Fund, all of which expires in 2003; $3,673,000 in the Global

Utility Focus Fund, of which $1,463,000 expires in 2002 and $2,210,000 expires in 2003; $1,391,000 in the High Current Income Fund, of which $119,000 expires in 1999 and $301,000 expires in 2002 and $971,000 expires in 2003; $6,977,000 in the International Equity Focus Fund, all of which expires in 2003; $15,879,000 in the Prime Bond Fund, of which $15,024,000 expires in 2002 and $855,000 expires in 2003; and $1,881,000 in the World Income Focus Fund, all of which expires in 2002. These amounts will be available to offset like amounts of any future taxable gains.



6. LOANED SECURITIES:



At December 31, 1995, the Prime Bond Fund held US

Treasury bonds having an aggregate value of

approximately $4,904,000 as collateral for portfolio securities loaned having a market value of

approximately $4,692,000.



At December 31, 1995, the Prime Bond Fund held US

Treasury bonds having an aggregate value of

approximately $4,904,000 as collateral for portfolio securities loaned having a market value of

approximately $4,692,000.



7. COMMITMENTS:



At December 31, 1995, the following Portfolios had entered into foreign exchange contracts, in addition to the contracts listed on the Schedules of Investments,

under which they agreed to purchase and sell various foreign currencies with values of approximately:










FUND                             PURCHASE     SELL



------------------------------------------------------



Flexible Strategy Fund            $     --   $ 119,000





Global Strategy Focus Fund              --     151,000





Global Utility Focus Fund               --     224,000





International Bond Fund                 --       1,500





International Equity Focus Fund    796,000     142,000





Natural Resources Focus Fund       267,000          --



------------------------------------------------------








8. SUBSEQUENT EVENT:



On January 2, 1996, the Board of Directors declared net investment income dividends and a capital gains distributions per share payable on January 2 and

January 9, 1996 to shareholders of record as of December 29, 1995 as follows:










                                                      LONG-TERM

                                         ORDINARY      CAPITAL

FUND                                    INCOME-NET      GAINS



-----------------------------------------------------------------



American Balanced Fund. . . . . . . .     $ 0.295524   $ 0.023427





Basic Value Focus Fund. . . . . . . .       0.556549     0.264736





Developing Capital Markets Focus Fund       0.233987           --





Domestic Money Market Fund. . . . . .             --           --





Equity Growth Fund. . . . . . . . . .       2.871396     0.820277





Flexible Strategy Fund. . . . . . . .       0.727180     0.896948





Global Strategy Focus Fund. . . . . .       0.294897           --





Global Utility Focus Fund. . . . . .        0.165645           --





High Current Income Fund. . . . . . .       0.101166           --





Intermediate Government Bond Fund. .        0.052380           --





International Bond Fund. . . . . . .        0.185368           --





International Equity Focus Fund. . .        0.152775           --





Natural Resources Focus Fund. . . . .       0.118310     0.170782





Prime Bond Fund. . . . . . . . . . .        0.063426           --





Quality Equity Fund. . . . . . . . .        1.573476     3.019036





Reserve Assets Fund. . . . . . . . .              --           --





World Income Focus Fund. . . . . . .              --           --



-----------------------------------------------------------------




MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Balanced, Basic Value Focus, Developing Capital Markets Focus, Domestic Money Market, Equity Growth, Flexible Strategy, Global Strategy Focus, Global Utility Focus, High Current Income, Intermediate Government Bond, International Bond, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, Reserve Assets, and World Income Focus Funds of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of American Balanced, Basic Value Focus, Developing Capital Markets Focus, Domestic Money Market, Equity Growth, Flexible Strategy, Global Strategy Focus, Global Utility Focus, High Current Income, Intermediate Government Bond, International Bond, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, Reserve Assets, and World Income Focus Funds of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1996

MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.

PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011

DISTRIBUTOR
Merrill Lynch Funds Distributor, Inc.

CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
90 Washington Street
New York, NY 10286

For Developing Capital Markets Focus Fund:
Chase Manhattan Bank
Chase Metro Tech Center
Brooklyn, NY 11245

TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

DIRECTORS AND OFFICERS



Arthur Zeikel                Vincent T. Lathbury III
President                    Vice President

Joe Grills                   Peter Lehman
Director                     Vice President

Walter Mintz                 Fredric Lutcher
Director                     Vice President

Robert S. Salomon Jr.        Jay C. Harbeck
Director                     Vice President

Melvin R. Seiden             Robert Parish
Director                     Vice President

Stephen B. Swensrud          Grace Pineda
Director                     Vice President

Terry K. Glenn               Kevin Rendino
Executive Vice President     Vice President

N. John Hewitt               Thomas R. Robinson
Senior Vice President        Vice President

Christopher G. Ayoub         Walter Rogers
Vice President               Vice President

Andrew Bascand               Aldona A. Schwartz
Vice President               Vice President

Donald C. Burke              Stephen Silverman



Vice President               Vice President

Joel Heymsfeld               Gerald M. Richard
Vice President               Treasurer

Adrian Holmes                Michael J. Hennewinkel
Vice President               Secretary

                                                                             141

  This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For Domestic Money Market Fund and Reserve Assets Fund, the Funds seek to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Funds is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.







































Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/95